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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811- 07890
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco High Income Municipal Fund
Nasdaq:
A: AHMAX ▪ B: AHMBX ▪ C: AHMCX ▪ Y: AHMYX ▪ Institutional: AHMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
30	Financial Statements
32	Notes to Financial Statements
38	Financial Highlights
39	Auditor’s Report
40	Fund Expenses
41	Tax Information
42	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis.
He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco High Income Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices.
This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco High Income Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco High Income Municipal Fund, at net asset value (NAV), outperformed Barclays Municipal Bond Index and Barclays High Yield Municipal Bond Index, the Fund’s broad market and style-specific indexes, respectively. The Fund’s overweight exposure and security selection within hospital and education bonds relative to the style-specific benchmark were the main contributors to performance for the reporting period. The Fund’s underweight exposure and security selection within industrial development revenue/pollution control revenue bonds detracted from performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.46%

Class B Shares	14.58

Class C Shares	14.43

Class Y Shares	15.71

Institutional Class Shares	15.74

Barclays Municipal Bond Index▼ (Broad Market Index)	12.42

Barclays High Yield Municipal Bond Index▪ (Style-Specific Index)	14.16

Lipper High Yield Municipal Debt Funds Index▼ (Peer Group Index)	15.47

Source(s): ▼Lipper Inc.; ▪Invesco, Barclays

How we invest
The Fund’s investment objective is total return, comprised of substantially federal tax-exempt income and taxable capital appreciation.
     Under normal market conditions, we generally seek to achieve the Fund’s investment objective by investing primarily in a portfolio of medium- and lower grade municipal securities. Although not governed by specific rating categories, the Fund generally invests at least 80% of its net assets in:
■	Municipal securities considered medium to lower quality by S&P or Moody’s at the time of purchase.

■	Unrated municipal securities determined by the adviser to be of comparable quality at the time of purchase.
     We do not purchase securities that are in default. We also do not purchase unrated bonds, notes or other obligations we consider to be of comparable quality. We may, however, retain obligations assigned such ratings after a purchase is made.
     At times, conditions in the municipal securities markets may be such that we will invest in higher grade issues, particularly when the difference in returns between quality classifications is very narrow or when we expect interest rates to increase. These investments may lessen the decline in NAV but may affect the amount of current income, since yields of higher grade securities are usually lower than yields of medium- or lower grade securities.
     Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned 10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1
     During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010, the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
     In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.
     The Fund’s exposure to the intermediate part (15 to 20 years) and long end (20+ years) of the yield curve added to Fund returns as municipal yields approached all-time lows3 during the reporting period.

Portfolio Composition
By credit sector

Revenue Bonds	92.8%

General Obligation Bonds	2.8

Pre-Refunded Bonds	1.8

Other	0.9

Other Assets Less Liabilities	1.7

Total Net Assets	$750.7 million

Total Number of Holdings	616

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	Illinois (State of) Finance Authority	6.88%	8/15/38	0.9%

2.	San Buenaventura (City of)	7.50	12/1/41	0.8

3.	Central Texas Regional Mobility Authority	6.00	1/1/41	0.7

4.	New York (State of) Dormitory Authority	5.00	5/1/41	0.7

5.	West Virginia (State of) Hospital Finance Authority	6.50	10/1/38	0.7
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco High Income Municipal Fund

     Strong security selection among medium quality and unrated bonds also added to the Fund’s performance for the fiscal year.
     Our exposure to hospital and education bonds contributed to returns for the reporting period. Our allocations to industrial development and pollution control bonds detracted from performance.
     Thank you for investing in Invesco High Income Municipal Fund and for sharing our long-term investment horizon.
1 Source: Lipper Inc.
2 Source: CBS News
3 Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

William Black
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Income Municipal Fund. He joined Invesco in 2010. Mr. Black earned a B.S. in engineering and public policy from Washington University in St. Louis and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.
Mark Paris
Portfolio manager, is manager of Invesco High Income Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a B.B.A. in finance from Baruch College – The City University of New York.
James Phillips
Portfolio manager, is manager of Invesco High Income Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a B.A. in American literature from Empire State College and an M.B.A. in finance from the State University of New York at Albany.
Effective March 1, 2012, after the close of the reporting period, Gerard Pollard and Franklin Ruben left the management team.

5 Invesco High Income Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8
■	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high yield municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco High Income Municipal Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/98)		3.88%	3.88%	4.06%

10	Years	4.42	4.42	4.57

5	Years	1.90	1.90	2.35

1	Year	10.02	10.02	8.55

Class B Shares

Inception (1/2/98)		3.78%	3.77%	3.93%

10	Years	4.31	4.31	4.41

5	Years	1.81	1.81	2.21

1	Year	9.58	9.58	8.07

Class C Shares

Inception (1/2/98)		3.44%	3.44%	3.61%

10	Years	4.14	4.14	4.24

5	Years	2.10	2.10	2.45

1	Year	13.43	13.43	10.57

Class Y Shares

10	Years	5.03%	5.02%	5.12%

5	Years	3.09	3.09	3.41

1	Year	15.71	15.71	12.43

Institutional Class Shares

10	Years	5.07%	5.07%	5.17%

5	Years	3.13	3.13	3.46

1	Year	15.74	15.74	12.45

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/98)		3.63%	3.63%	3.85%

10	Years	4.22	4.22	4.41

5	Years	1.32	1.32	1.88

1	Year	5.04	5.04	5.29

Class B Shares

Inception (1/2/98)		3.53%	3.53%	3.73%

10	Years	4.11	4.11	4.25

5	Years	1.24	1.24	1.73

1	Year	4.46	4.46	4.73

Class C Shares

Inception (1/2/98)		3.20%	3.20%	3.40%

10	Years	3.94	3.94	4.09

5	Years	1.55	1.55	1.99

1	Year	8.46	8.46	7.33

Class Y Shares

10	Years	4.82%	4.82%	4.96%

5	Years	2.50	2.50	2.92

1	Year	10.55	10.55	9.06

Institutional Class Shares

10	Years	4.87%	4.87%	5.01%

5	Years	2.55	2.55	2.98

1	Year	10.56	10.56	9.07

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on July 31, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.85%, 1.60%, 1.60%, 0.60% and 0.60%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.95%, 1.70%, 1.70%, 0.70% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any voluntary fee waivers and/or expense reimbursements by the adviser and/or distributor. Voluntary arrangements can be discontinued or modified at any time without further notice to investors. See current prospectus for more information.

7 Invesco High Income Municipal Fund

Invesco High Income Municipal Fund’s investment objective is total return, comprised of substantially federal tax-exempt income and taxable capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

About indexes used in this report
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays High Yield Municipal Bond Index is an unmanaged index consisting of non-investment grade bonds.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.

■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AHMAX
Class B Shares	AHMBX
Class C Shares	AHMCX
Class Y Shares	AHMYX
Institutional Class Shares	AHMIX

8 Invesco High Income Municipal Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–98.33%
Alaska–0.28%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.);
Series 2007, Community Provider RB	5.70%	12/01/17	$1,000	$529,990

Series 2007, Community Provider RB	6.00%	12/01/36	3,000	1,589,970

				2,119,960

Arizona–3.64%
Casa Grande (City of) Industrial Development Authority (Casa Grande Regional Medical Center); Series 2001 A, Ref. Hospital RB	7.63%	12/01/29	1,000	1,032,040

Centerra Community Facilities District; Series 2005, Unlimited Tax GO Bonds	5.50%	07/15/29	345	309,030

Pima (County of) Industrial Development Authority (Acclaim Charter School); Series 2006, Education Facility RB	5.70%	12/01/26	2,200	1,931,842

Pima (County of) Industrial Development Authority (Choice Education & Development Corp.);
Series 2006, Education Facility RB	6.25%	06/01/26	1,000	1,002,100

Series 2006, Education Facility RB	6.38%	06/01/36	1,050	1,029,557

Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/28	2,120	2,125,067

Series 2008 A, Education Facilities RB	7.25%	12/01/38	1,100	1,090,199

Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2003, Education Facility RB	7.25%	08/01/19	830	856,319

Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB	8.50%	07/01/39	1,750	1,873,550

Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/26	1,000	972,120

Series 2006, Education Facility RB	6.75%	04/01/36	1,000	958,130

Pima (County of) Industrial Development Authority (Paradise Education Center);
Series 2006, Ref. Education RB	5.88%	06/01/22	535	517,955

Series 2006, Ref. Education RB	6.00%	06/01/36	830	760,712

Series 2010, Education RB	6.10%	06/01/45	1,400	1,276,408

Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	3,900	4,002,843

Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB	6.00%	12/01/38	1,650	1,763,932

University Medical Center Corp.;
Series 2005, Hospital RB	5.00%	07/01/35	1,800	1,827,234

Series 2009, Hospital RB	6.25%	07/01/29	500	574,850

Series 2009, Hospital RB	6.50%	07/01/39	500	568,065

Series 2011, Hospital RB	6.00%	07/01/39	2,600	2,885,090

				27,357,043

California–2.58%
California (State of) Educational Facilities Authority (Chapman University); Series 2011, RB	5.00%	04/01/31	425	464,385

California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/38	3,000	3,526,860

California (State of) Municipal Finance Authority (Caritas); Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	1,000	990,000

California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB	8.50%	10/01/29	1,000	1,121,410

California (State of) Municipal Finance Authority (Literacy First); Series 2010 A, Charter School Lease RB	6.00%	09/01/30	1,085	1,069,517

California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	890	704,791

California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB	5.25%	07/01/42	1,500	1,183,815

California (State of) Statewide Communities Development Authority (Notre Dame de Namur University); Series 2003, RB	6.50%	10/01/23	750	750,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	$1,000	$1,068,620

Orange (City of) Community Facilities District No. 06-1 (Del Rio Public Improvements);
Series 2010, Special Tax RB	5.50%	10/01/28	540	556,346

Series 2010, Special Tax RB	6.00%	10/01/40	500	515,165

San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	7.50%	12/01/41	5,500	6,201,580

Series 2011, RB	8.00%	12/01/31	1,000	1,186,680

				19,340,114

Colorado–8.58%
Antelope Heights Metropolitan District; Series 2003, Limited Tax GO Bonds(a)(b)	8.00%	12/01/13	500	570,395

Arista Metropolitan District; Series 2005, Special Limited Tax GO Bonds	6.75%	12/01/35	2,000	1,584,080

Beacon Point Metropolitan District; Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	1,500	1,488,810

Bradburn Metropolitan District No. 3; Series 2010, Ref. Limited Tax GO Bonds	7.50%	12/01/39	550	564,498

Bromley Park Metropolitan District No. 2;
Series 2002 B, Limited Tax GO Bonds(a)(b)	8.05%	12/01/12	500	543,600

Series 2003, Limited Tax GO Bonds(a)(b)	8.05%	12/01/12	534	580,565

Buckhorn Valley Metropolitan District No. 2; Series 2003, Limited Tax GO Bonds	7.00%	12/01/23	60	60,567

Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO Bonds	6.00%	12/01/25	500	446,495

Series 2005, Limited Tax GO Bonds	6.13%	12/01/35	750	628,365

Colorado (State of) Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy); Series 2006, Charter School RB(c)	6.13%	12/15/35	2,830	2,605,949

Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/36	1,675	1,210,523

Colorado (State of) Educational & Cultural Facilities Authority (Carbon Valley Academy); Series 2006, Charter School RB	5.63%	12/01/36	1,035	746,670

Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/28	650	587,698

Series 2008, Charter School RB	6.50%	07/01/38	1,000	885,710

Colorado (State of) Educational & Cultural Facilities Authority (Denver Academy); Series 2003 A, Ref. RB	7.00%	11/01/23	500	510,015

Colorado (State of) Educational & Cultural Facilities Authority (Denver School of Science & Technology); Series 2004, RB	5.00%	12/01/13	290	290,319

Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB	7.00%	08/01/38	1,500	1,500,645

Colorado (State of) Educational & Cultural Facilities Authority (Knowledge Quest Academy); Series 2005, Charter School RB	6.50%	05/01/36	885	846,538

Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB	5.88%	10/01/27	2,500	2,443,775

Series 2007, Charter School RB	6.00%	10/01/37	1,635	1,551,124

Series 2008 A, Charter School RB	7.25%	10/01/39	500	523,200

Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(c)	6.75%	04/01/40	1,860	1,739,453

Colorado (State of) Educational & Cultural Facilities Authority (North Star Academy); Series 2008 A, Ref. & Improvement RB(c)	8.25%	11/01/39	2,950	3,122,545

Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB(c)	5.75%	05/15/37	2,500	2,026,650

Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	7.40%	12/01/38	2,000	2,346,540

Colorado (State of) Educational & Cultural Facilities Authority (Union Colony Charter School); Series 2007, RB(c)	5.75%	12/01/37	1,600	1,376,192

Colorado (State of) Educational & Cultural Facilities Authority (Windsor Academy); Series 2007, Charter School RB	5.70%	05/01/37	1,000	911,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado (State of) Health Facilities Authority (Christian Living Campus);
Series 2004 A, RB	6.13%	01/01/25	$250	$250,160

Series 2004 A, RB	6.25%	01/01/33	550	550,215

Colorado (State of) Health Facilities Authority (Christian Living Communities);
Series 2009 A, RB	8.25%	01/01/24	375	394,204

Series 2009 A, RB	9.00%	01/01/34	750	793,500

Series 2011, RB	6.38%	01/01/41	1,615	1,689,516

Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB	6.00%	11/15/30	900	998,046

Series 2010 A, RB	6.25%	11/15/40	800	871,320

Series 2011, RB	5.75%	11/15/31	1,000	1,072,570

Series 2011, RB	6.00%	11/15/40	1,195	1,277,873

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/34	500	542,395

Series 2010, Private Activity RB	6.00%	01/15/41	2,000	2,156,680

Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB	7.00%	12/01/29	2,500	1,642,425

Conservatory Metropolitan District (Arapahoe County); Series 2005, Limited Tax GO Bonds(a)(b)	6.75%	12/01/13	801	897,977

Copperleaf Metropolitan District No. 2;
Series 2006, Limited Tax GO Bonds	5.85%	12/01/26	1,000	750,500

Series 2006, Limited Tax GO Bonds	5.95%	12/01/36	1,750	1,193,185

Country Club Village Metropolitan District; Series 2006, Limited Tax GO Bonds	6.00%	12/01/34	598	457,249

Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/40	1,500	1,579,110

Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/40	1,000	1,032,500

Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/36	3,000	2,971,110

Jordan Crossing Metropolitan District; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	1,385	957,547

Liberty Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.25%	12/01/36	1,619	1,336,306

Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	5.75%	02/01/15	160	160,245

Series 2003 A, Health Care Facilities RB	6.75%	02/01/22	300	300,378

Series 2003 A, Health Care Facilities RB	7.00%	02/01/25	800	800,832

Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	1,000	955,630

Series 2005, Limited Tax GO Bonds	6.25%	12/01/35	1,000	928,860

Piney Creek Metropolitan District; Series 2005, Limited Tax GO Bonds	5.50%	12/01/35	1,168	1,118,652

Reata South Metropolitan District; Series 2007 A, Limited Tax GO Bonds	7.25%	06/01/37	1,000	907,520

Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/35	1,000	622,490

Silver Peaks Metropolitan District No. 2; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	1,000	771,220

Southlands Metropolitan District No. 1; Series 2004, Unlimited Tax GO Bonds(a)(b)	7.13%	12/01/14	500	591,230

Table Rock Metropolitan District; Series 2003, Limited Tax GO Bonds(a)(b)	7.00%	12/01/13	700	774,921

Valagua Metropolitan District; Series 2008, Limited Tax GO Bonds	7.75%	12/01/37	1,000	869,070

Wyndham Hill Metropolitan District No. 2;
Series 2005, Limited Tax GO Bonds	6.25%	12/01/25	85	76,033

Series 2005, Limited Tax GO Bonds	6.38%	12/01/35	500	420,590

				64,404,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–0.54%
Hamden (Town of) (Whitney Center); Series 2009 A, RB	7.63%	01/01/30	$700	$743,715

Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,340,440

				4,084,155

Delaware–0.48%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/30	1,610	1,581,406

Sussex (County of) (Cadbury at Lewes);
Series 2006 A, First Mortgage RB	5.45%	01/01/16	865	847,614

Series 2006 A, First Mortgage RB	5.90%	01/01/26	750	675,450

Series 2006 A, First Mortgage RB	6.00%	01/01/35	600	506,274

				3,610,744

District of Columbia–1.40%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/31	2,000	2,093,200

Series 2011, RB	6.63%	03/01/41	1,150	1,224,118

District of Columbia (Gallaudet University);
Series 2011, University RB	5.50%	04/01/34	500	565,000

Series 2011, University RB	5.50%	04/01/41	3,000	3,331,530

District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,000	1,031,540

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/39	2,000	2,280,780

				10,526,168

Florida–6.03%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.88%	11/15/36	3,000	2,548,230

Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011, TEMPS-70sm RB	7.13%	11/15/16	2,000	2,004,820

Series 2011 A, RB	8.00%	11/15/31	2,000	2,067,740

Brevard (County of) Health Facilities Authority (Health First, Inc.); Series 2009, Health Care Facilities RB	7.00%	04/01/39	2,100	2,457,882

Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/40	1,500	1,470,780

Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/17	255	268,380

Series 2001 B, Special Assessment RB	8.38%	05/01/17	120	126,296

Cypress Lakes Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/34	525	528,554

East Homestead Community Development District; Series 2005, Special Assessment RB	5.45%	05/01/36	570	528,846

Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2006 A, RB	6.00%	05/15/36	2,130	1,711,348

Series 2007 A, RB	6.13%	05/15/37	1,855	1,509,061

Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/38	2,710	2,727,317

Series 2012, RB	7.00%	10/01/26	125	124,989

Series 2012, RB	7.25%	10/01/41	595	598,820

Gramercy Farms Community Development District;
Series 2007 B, Special Assessment RB(d)	5.10%	05/01/14	550	6

Series 2011, Ref. Special Assessment Conv. CAB RB(e)	0.00%	05/01/39	2,145	291,634

Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR(a)(b)	8.00%	08/15/19	1,000	1,449,120

Lee (County of) Industrial Development Authority (Cypress Cove Health Park); Series 2002 A, Health Care Facilities RB	6.75%	10/01/32	1,250	937,050

Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	2,500	2,584,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2001 A, Hospital RB	6.70%	11/15/19	$1,500	$1,517,520

Series 2004, Ref. Hospital RB(c)	6.75%	11/15/29	500	523,555

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010 A, Ref. Hospital RB	6.00%	08/01/30	500	593,895

Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	250	288,338

Series 2011, Ref. Hospital RB	6.00%	08/01/46	1,000	1,150,090

Mount Dora (City of) Health Facilities Authority (Waterman Village); Series 2004 A, Ref. RB	5.75%	08/15/18	750	634,440

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. RB	5.38%	07/01/20	1,100	1,078,660

Series 2007, First Mortgage RB	5.50%	07/01/32	1,000	911,020

Orange (County of) Health Facilities Authority (The Nemours Foundation); Series 2009 A, RB	5.00%	01/01/39	2,000	2,125,300

Orlando (City of) Urban Community Development District; Series 2004, Capital Improvement Special Assessment RB	6.25%	05/01/34	1,000	938,450

Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/21	400	412,368

Series 2011 A, RB	7.13%	09/15/41	3,250	3,360,662

Poinciana Community Development District; Series 2000 A, Special Assessment RB	7.13%	05/01/31	400	400,196

Reunion East Community Development District;
Series 2002 A-1, Special Assessment RB	7.38%	05/01/33	690	686,584

Series 2002 A-2, Special Assessment RB	7.38%	05/01/33	310	152,164

Sarasota (County of) Health Facilities Authority (Village on the Isle);
Series 2007, Ref. Retirement Facilities RB	5.00%	01/01/17	1,500	1,544,550

Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/27	1,000	1,038,820

Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/32	1,000	1,020,410

St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2006 A, Health Care RB	5.25%	01/01/26	1,000	854,700

Series 2006 A, Health Care RB	5.38%	01/01/40	1,000	769,610

St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB	6.25%	11/15/29	150	178,047

Series 2009 A, Ref. RB	6.50%	11/15/39	1,000	1,169,830

				45,284,432

Georgia–0.84%
Atlanta (City of) (Eastside);
Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,000	1,052,880

Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,000	2,048,060

Atlanta (City of) (Princeton Lakes); Series 2006, Tax Allocation RB(c)	5.50%	01/01/31	630	631,027

DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC	6.00%	09/01/30	700	779,016

Series 2010, RAC	6.13%	09/01/40	1,000	1,081,120

Fulton (County of) Residential Care Facilities for the Elderly Authority (Canterbury Court);
Series 2004 A, RB	6.13%	02/15/26	500	495,225

Series 2004 A, RB	6.13%	02/15/34	200	188,880

				6,276,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Hawaii–0.33%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB	8.75%	11/15/29	$850	$999,609

Series 2009 A, Special Purpose Senior Living RB	9.00%	11/15/44	1,250	1,473,537

				2,473,146

Idaho–1.00%
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.) Series 2010 A, Non-profit Facilities RB	6.25%	07/01/40	1,000	975,280

Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/38	750	753,015

Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2009 A, Non-profit Facilities RB	9.00%	07/01/21	150	161,533

Series 2009 A, Non-profit Facilities RB	9.25%	07/01/29	1,000	1,080,840

Series 2009 A, Non-profit Facilities RB	9.50%	07/01/39	2,005	2,181,881

Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-profit Facilities RB	8.25%	07/01/39	745	821,087

Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB	6.13%	07/01/38	1,580	1,530,720

				7,504,356

Illinois–8.59%
Belleville (City of) (Frank Scott Parkway Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.70%	05/01/36	1,000	894,120

Chicago (City of) (Chatham Ridge Redevelopment);
Series 2002, Tax Increment Allocation RB(b)	5.95%	12/15/12	275	286,781

Series 2002, Tax Increment Allocation RB(b)	6.05%	12/15/13	475	520,296

Chicago (City of) (Lakeshore East);
Series 2003, Special Assessment Improvement RB	6.75%	12/01/32	300	309,753

Series 2003, Special Assessment Improvement RB	6.63%	12/01/22	400	413,456

Chicago (City of);
Series 2011, Tax Increment COP	7.13%	05/01/21	1,000	1,075,080

Series 2011, Tax Increment COP	7.13%	05/01/25	1,000	1,066,220

Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	250	268,748

Du Page (County of) Special Service Area No. 31 (Monarch Landing); Series 2006, Special Tax RB	5.40%	03/01/16	155	154,668

Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/20	900	879,471

Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/28	5,000	4,846,200

Illinois (State of) Finance Authority (Beacon Hill);
Series 2005 A, Ref. RB	5.15%	02/15/13	655	655,576

Series 2005 A, Ref. RB	5.25%	02/15/14	300	300,237

Series 2005 A, Ref. RB	5.35%	02/15/15	225	225,160

Illinois (State of) Finance Authority (Bethesda Home & Retirement Center); Series 1999 A, RB	6.25%	09/01/14	445	446,718

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(d)	6.13%	08/15/28	1,000	9,850

Series 2008 A, Ref. RB(d)	6.25%	08/15/35	1,000	9,850

Series 2008 A, Ref. RB(d)	6.25%	08/15/40	1,000	9,850

Illinois (State of) Finance Authority (Greenfields Geneva); Series 2010 A, RB	8.13%	02/15/40	2,500	2,524,275

Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/28	500	437,485

Series 2006 A, RB	6.00%	08/15/26	850	781,396

Series 2006 A, RB	6.00%	08/15/39	1,460	1,236,240

Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	2,195	2,359,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2010 A, RB	8.00%	05/15/30	$1,300	$1,328,717

Series 2010 D-2, TEMPS-65sm RB	7.00%	11/15/15	550	550,247

Series 2010 D-3, TEMPS-50sm RB	6.25%	08/15/15	550	546,953

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group);
Series 2009 A, RB	7.25%	11/01/30	1,865	2,331,362

Series 2009 A, RB	7.25%	11/01/38	2,000	2,443,380

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2009, RB	6.88%	08/15/38	6,000	6,685,380

Illinois (State of) Finance Authority (Smith Village);
Series 2005 A, RB	5.70%	11/15/20	500	472,955

Series 2005 A, RB	6.13%	11/15/25	1,000	937,080

Series 2005 A, RB	6.25%	11/15/35	1,500	1,338,090

Illinois (State of) Finance Authority (The Admiral at the Lake);
Series 2010 A, RB	7.25%	05/15/20	1,000	1,008,780

Series 2010 D-1, TEMPS-75sm RB	7.00%	05/15/18	1,000	1,002,050

Series 2010 D-2, TEMPS-65sm RB	6.38%	05/15/17	1,000	1,000,910

Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2011 C, RB	5.50%	08/15/41	2,000	2,213,720

Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/26	1,000	1,005,290

Series 2006 A, RB	5.88%	02/15/38	1,500	1,447,740

Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.); Series 2011, Ref. Charter School RB	6.88%	10/01/31	1,500	1,563,120

Illinois (State of) Finance Authority (Villa St. Benedict); Series 2003 A-1, RB(d)	6.90%	11/15/33	2,000	819,980

Illinois (State of) Finance Authority; Series 2003 A, RB	7.00%	11/15/32	800	798,152

Lincolnshire (Village of) Special Service Area No. 1 (Sedgebrook); Series 2004, Special Tax RB	6.25%	03/01/34	678	638,690

Lombard Public Facilities Corp.;
Series 2005 A-1, First Tier Conference Center & Hotel RB	6.38%	01/01/15	750	529,313

Series 2005 A-1, First Tier Conference Center & Hotel RB	7.13%	01/01/36	2,500	1,725,300

Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/30	1,500	1,554,645

Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB(c)	5.75%	12/30/25	1,900	1,159,342

Pingree Grove (Village of) (Cambridge Lakes Learning Center); Series 2011, RB	8.50%	06/01/41	1,290	1,367,671

Pingree Grove (Village of) Special Service Area No. 7 (Cambridge Lakes); Series 2006-1, Special Tax RB	6.00%	03/01/36	900	857,205

Southwestern Illinois Development Authority (City of Collinsville Limited Incremental Sales Tax); Series 2007, Local Government Program RB	5.35%	03/01/31	1,000	808,270

Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/26	800	608,496

Series 2006, Senior Care Facilities RB	5.85%	12/01/36	3,000	2,118,600

St. Charles (City of) (Zylstra);
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/21	1,800	1,824,696

Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/25	2,000	2,000,220

Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/30	1,000	1,026,040

Series 2010, RB	7.25%	11/15/40	1,000	1,030,720

				64,454,147

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–0.41%
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/23	$290	$334,515

Series 2009 A, Educational Facilities RB	8.00%	07/01/29	1,385	1,589,814

Series 2009 A, Educational Facilities RB	9.00%	07/01/39	1,000	1,189,590

				3,113,919

Iowa–1.27%
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB	5.25%	06/15/36	1,250	1,315,537

Series 2011, Hospital RB	5.50%	06/15/30	1,000	1,096,430

Des Moines (City of) (Luther Park Apartments, Inc.); Series 2004, Senior Housing RB	6.00%	12/01/23	500	481,595

Iowa (State of) Finance Authority (Bethany Life Communities);
Series 2006 A, Ref. Senior Housing RB	5.45%	11/01/26	345	334,139

Series 2006 A, Ref. Senior Housing RB	5.55%	11/01/41	795	723,196

Iowa (State of) Finance Authority (Boys & Girls Home & Family Services, Inc.); Series 2007, Community Provider RB	5.80%	12/01/22	1,000	529,990

Iowa (State of) Finance Authority (Madrid Home); Series 2007, Ref. Health Care Facility RB	5.75%	11/15/24	1,000	951,850

Marion (City of) (Village Place at Marion);
Series 2005 A, MFH RB	5.65%	09/01/25	155	139,917

Series 2005 A, MFH RB	6.00%	09/01/35	400	354,196

Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.00%	10/01/24	290	277,165

Series 2004, Health Care Facilities RB	6.15%	10/01/36	600	542,784

Scott (County of) (Ridgecrest Village);
Series 2004, Ref. RB	4.75%	11/15/12	200	201,186

Series 2006, Ref. RB	5.25%	11/15/21	1,000	1,027,610

Washington (City of) (United Presbyterian Home); Series 2006 A, Ref. Senior Housing RB	5.60%	12/01/36	1,615	1,575,578

				9,551,173

Kansas–1.46%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.75%	11/15/38	1,900	2,173,505

Labette (County of);
Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/29	750	772,777

Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/37	900	916,110

Olathe (City of) (Aberdeen Village, Inc.); Series 2005 A, Ref. Senior Living Facility RB	5.60%	05/15/28	1,500	1,410,090

Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/17	500	395,990

Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/22	1,160	817,510

Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/26	1,000	671,730

Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/28	1,466	1,269,791

Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/24	920	884,451

Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB	5.75%	12/01/25	445	325,918

Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/25	925	686,387

Roeland Park (City of) (TDD No. 2); Series 2006 B, Transportation Development District Sales Tax RB	5.88%	12/01/25	1,000	659,570

				10,983,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kentucky–0.73%
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB	7.00%	05/15/30	$1,750	$1,853,197

Series 2011, RB	7.25%	05/15/41	1,300	1,368,900

Series 2011, RB	7.38%	05/15/46	250	263,938

Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/39	1,820	1,999,434

				5,485,469

Louisiana–1.43%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2007, RB	6.75%	11/01/32	2,690	2,957,332

Series 2009 A, RB	6.50%	08/01/29	3,000	3,376,320

Series 2010 A-2, RB	6.50%	11/01/35	1,000	1,120,110

Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation); Series 2011, RB	6.75%	05/01/41	3,000	3,270,390

				10,724,152

Maine–0.14%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	6.75%	07/01/36	500	546,650

Maine (State of) Turnpike Authority; Series 2003, RB(a)(b)	5.00%	07/01/13	500	510,990

				1,057,640

Maryland–1.57%
Annapolis (City of) (Park Place); Series 2005 A, Special Obligation Tax Allocation RB	5.35%	07/01/34	1,900	1,853,906

Anne Arundel (County of) (National Business Park-North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/25	1,000	1,039,350

Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/40	1,000	1,035,890

Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	1,000	1,058,720

Baltimore (City of) (Strathdale Manor); Series 2003, Special Obligation Tax Allocation RB	7.00%	07/01/33	961	992,482

Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	5.13%	01/01/23	1,000	1,069,700

Series 2011 A, RB	6.13%	01/01/36	1,500	1,667,985

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.75%	01/01/38	500	523,255

Maryland (State of) Industrial Development Financing Authority (Our Lady of Good Counsel High School Facility); Series 2005 A, Economic Development RB	6.00%	05/01/35	1,500	1,527,975

Maryland Economic Development Corp. (CNX Marine Terminals Inc. Port of Baltimore Facility); Series 2010, Ref. Port Facilities RB	5.75%	09/01/25	1,000	1,041,180

				11,810,443

Massachusetts–2.13%
Massachusetts (State of) Development Finance Agency (Christopher House, Inc.); Series 1999 A, Ref. RB	6.88%	01/01/29	500	500,240

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/17	732	678,419

Series 2011 A-2, RB	5.50%	11/15/46	38	23,138

Series 2011 B, CAB RB(e)	0.00%	11/15/56	187	990

Massachusetts (State of) Development Finance Agency (New England Conservatory of Music); Series 2008, RB	5.25%	07/01/38	2,705	2,809,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB	6.85%	04/15/23	$745	$838,349

Series 2009 A, RB	6.90%	04/15/25	895	1,006,991

Series 2009 A, RB	8.00%	04/15/31	1,000	1,168,200

Series 2009 A, RB	8.00%	04/15/39	1,000	1,155,290

Massachusetts (State of) Development Finance Agency (The Groves in Lincoln);
Series 2009 A, Senior Living Facility RB	7.50%	06/01/29	1,430	1,423,050

Series 2009 A, Senior Living Facility RB	7.75%	06/01/39	1,000	997,560

Series 2009 B-1, TEMPS-85sm Senior Living Facility RB	7.25%	06/01/16	2,000	2,001,020

Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	6.75%	01/01/36	1,000	1,131,720

Series 2011 I, RB	6.88%	01/01/41	2,000	2,267,400

				16,001,969

Michigan–0.85%
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/25	1,400	1,115,422

Series 2005, Public School Academy RB	5.75%	11/01/30	1,000	760,710

Gogebic (County of) Hospital Finance Authority (Grand View Health System, Inc.); Series 1999, Ref. RB	5.88%	10/01/16	785	785,495

Mecosta (County of) General Hospital; Series 1999, Ref. RB	6.00%	05/15/18	415	415,539

Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)(g)	0.13%	10/15/38	2,180	2,180,000

Michigan (State of) Hospital Finance Authority (Presbyterian Villages of Michigan Obligated Group);
Series 2005, Ref. RB	4.88%	11/15/16	685	677,383

Series 2005, Ref. RB	5.25%	11/15/25	450	416,533

				6,351,082

Minnesota–8.34%
Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB	7.00%	11/01/46	2,000	2,065,780

Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/30	500	523,185

Series 2010 A, RB	6.88%	05/01/40	1,000	1,045,910

Apple Valley (City of) Economic Development Authority (Evercare Senior Living, LLC); Series 2005 A, Health Care RB	6.13%	06/01/35	1,440	1,439,942

Baytown (Township of) (St. Croix Preparatory Academy);
Series 2008 A, Lease RB	6.75%	08/01/28	1,000	1,019,970

Series 2008 A, Lease RB	7.00%	08/01/38	700	712,950

Becker (City of) (Shepherd of Grace);
Series 2006, Senior Housing RB	5.88%	05/01/29	1,000	1,000,190

Series 2006, Senior Housing RB	6.00%	05/01/41	1,000	986,350

Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC); Series 2010, Recovery Zone Facility RB	8.00%	12/01/25	1,625	1,719,494

Brooklyn Park (City of) (Prairie Seeds Academy);
Series 2009 A, Lease RB	8.38%	03/01/23	100	110,916

Series 2009 A, Lease RB	9.00%	03/01/29	2,620	2,944,880

Series 2009 A, Lease RB	9.25%	03/01/39	750	843,712

Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	1,500	1,417,095

Cold Spring (City of) (Assumption Home, Inc.);
Series 2005, Nursing Home & Senior Housing RB	5.50%	03/01/25	425	416,500

Series 2005, Nursing Home & Senior Housing RB	5.75%	03/01/35	600	571,368

Series 2008, Health Care Facilities RB	7.50%	03/01/38	1,000	1,053,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	$2,000	$2,050,620

Eveleth (City of) (Manor House & Woodland Homes); Sr. Series 2006 A-1, MFH RB	5.50%	10/01/25	510	435,203

Fairmont (City of) (Goldfinch Estates-Governmental & Educational Assistance Corp.); Series 2005 A, Housing Facilities RB	6.25%	10/01/25	2,500	2,508,500

Fairmont (City of) (Homestead-Governmental & Educational Assistance Corp.); Series 2002 A-1, Housing Facilities RB	7.25%	04/01/22	915	915,723

Falcon Heights (City of) (Kaleidoscope Charter School);
Series 2007 A, Lease RB	6.00%	11/01/27	400	384,272

Series 2007 A, Lease RB	6.00%	11/01/37	550	504,944

Fergus Falls (City of) (Lake Region Healthcare Corp.);
Series 2010, Health Care Facilities RB	5.15%	08/01/35	1,000	1,031,170

Series 2010, Health Care Facilities RB	5.40%	08/01/40	1,000	1,028,070

Maplewood (City of) (Ecumen Headquarters & The Seasons at Maplewood); Series 2010, Housing & Health Care RB	6.38%	03/01/40	1,045	1,122,947

Maplewood (City of) (Volunteers of America Care Center); Series 2005 A, Ref. Health Care Facilities RB	5.00%	10/01/13	530	540,685

Minneapolis (City of) (Grant Park); Series 2006, Tax Increment Allocation RB	5.35%	02/01/30	1,450	1,373,164

Minneapolis (City of) (Village at St. Anthony Falls); Series 2004, Ref. Tax Increment Allocation RB	5.75%	02/01/27	595	595,077

Minnesota (State of) Tobacco Securitization Authority; Series 2011 B, Tobacco Settlement RB	5.25%	03/01/31	1,500	1,634,625

Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005 A, Ref. Governmental Housing RB	5.35%	07/01/15	70	70,526

Series 2005 A, Ref. Governmental Housing RB	6.20%	07/01/30	2,000	1,961,200

Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/31	1,500	1,559,370

Series 2010, Housing RB	7.00%	08/01/45	1,000	1,047,800

Oakdale (City of) (Oak Meadows); Series 2004, Ref. Senior Housing RB	6.00%	04/01/24	1,000	1,003,430

Oronoco (City of) (Wedum Shorewood Campus); Series 2006, Ref. MFH RB	5.25%	06/01/26	1,600	1,538,528

Owatonna (City of) (Senior Living); Series 2006 A, Senior Housing RB	5.80%	10/01/29	800	808,928

Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB	6.35%	03/01/35	2,000	2,185,300

Pine City (City of) (Lakes International Language Academy);
Series 2006 A, Lease RB	5.75%	05/01/16	100	102,671

Series 2006 A, Lease RB	6.25%	05/01/35	1,550	1,503,748

Ramsey (City of) (Pact Charter School);
Series 2004 A, Lease RB	6.50%	12/01/22	925	939,606

Series 2004 A, Lease RB	6.75%	12/01/33	150	150,885

Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/41	1,000	1,083,690

Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/36	1,555	1,687,144

Sartell (City of) (Country Manor Campus LLC); Series 2010 A, Health Care Facilities RB	6.25%	09/01/36	925	980,851

St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/20	705	746,116

Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/29	945	1,000,831

St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	300	282,018

Series 2006 A, Lease RB	6.00%	09/01/36	390	359,549

St. Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	890	909,073

St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2007 A, RB	5.05%	10/01/27	1,750	1,659,402

Series 2007 A, RB	5.15%	10/01/42	275	248,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	$900	$717,525

Series 2004 A, Lease RB	6.60%	12/01/34	275	205,323

Washington (County of) Housing & Redevelopment Authority (Birchwood & Woodbury);
Series 2007 A, Health Care & Housing RB	5.00%	12/01/14	1,000	1,016,380

Series 2007 A, Health Care & Housing RB	5.63%	06/01/37	1,000	957,070

West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB	7.00%	09/01/46	1,530	1,587,712

Winsted (City of) (St. Mary’s Care Center);
Series 2010 A, Health Care RB	6.25%	09/01/30	500	506,720

Series 2010 A, Health Care RB	6.88%	09/01/42	2,000	2,059,340

Woodbury (City of) (Math & Science Academy);
Series 2002 A, Ref. Lease RB	7.38%	12/01/24	250	256,590

Series 2002 A, Ref. Lease RB	7.50%	12/01/31	750	766,072

Worthington (City of) (Ecumen Corp. Guaranty-Meadows); Series 2009 A, Housing & Health Care RB(a)(h)	6.38%	05/01/19	650	679,868

				62,578,488

Missouri–4.03%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	750	759,637

Series 2002, RB	7.20%	05/01/33	500	503,535

Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/38	2,000	2,091,280

Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/21	1,135	1,081,292

Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/13	300	296,463

Series 2007 A, Special Assessment RB	5.00%	04/01/15	500	475,270

Cass (County of);
Series 2007, Hospital RB	5.00%	05/01/16	1,000	1,078,250

Series 2007, Hospital RB	5.63%	05/01/38	1,300	1,308,099

Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/21	1,000	981,050

Des Peres (City of) (West County Center); Series 2002 A, Ref. Tax Increment Allocation RB	5.75%	04/15/20	1,000	1,000,950

Desloge (City of) (U.S. Highway 67/State Street Redevelopment); Series 2005, Ref. Tax Increment Allocation RB	5.20%	04/15/20	80	78,685

Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB(d)	5.75%	12/01/28	1,250	313,425

Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/29	1,000	1,067,900

Series 2009, Health Facilities RB	6.75%	09/01/34	1,250	1,335,525

Kansas City (City of) Tax Increment Financing Commission (Maincor); Series 2007 A, Tax Increment Allocation RB	5.25%	03/01/18	500	511,880

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	2,000	2,197,600

Series 2010 A, Retirement Community RB	8.25%	05/15/39	1,000	1,101,160

Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	1,000	1,052,780

Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/39	1,500	1,582,425

Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/26	1,350	1,291,882

Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB	6.85%	04/01/29	3,420	3,564,427

Polk (County of) Industrial Development Authority (Citizens Memorial Health Care Foundation); Series 2008, Health Facilities RB	6.50%	01/01/33	2,000	2,006,480

Richmond Heights (City of) (Francis Place Redevelopment); Series 2005, Ref. & Improvement Tax Increment Allocation & Transportation Sales Tax RB	5.63%	11/01/25	750	739,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.25%	11/01/13	$500	$516,785

Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/27	750	727,725

Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/27	1,000	970,300

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors); Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,000	1,007,620

Strother Interchange Transportation Development District (Lees Summit); Series 2006, RB	5.00%	05/01/24	675	609,640

				30,251,812

Montana–0.10%
Montana (State of) Facility Finance Authority (St. John’s Lutheran Ministries); Series 2006 A, Senior Living RB	6.13%	05/15/36	750	750,105

Nebraska–0.14%
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center); Series 2010 B, Health Care Facilities RB	6.75%	06/01/35	1,000	1,082,980

Nevada–0.07%
University & Community College System of Nevada; Series 2002 A, University RB (INS–NATL)(i)	5.40%	07/01/31	500	501,705

New Hampshire–0.58%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	2,000	2,186,120

New Hampshire (State of) Health & Education Facilities Authority (Rivermead); Series 2011 A, RB	6.63%	07/01/31	620	647,336

New Hampshire (State of) Health & Education Facilities Authority (The Huntington at Nashua);
Series 2003 A, RB	6.88%	05/01/23	750	759,967

Series 2003 A, RB	6.88%	05/01/33	750	756,225

				4,349,648

New Jersey–0.79%
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	1,500	1,490,775

New Jersey (State of) Economic Development Authority (Lions Gate);
Series 2005 A, First Mortgage RB	5.75%	01/01/25	710	694,202

Series 2005 A, First Mortgage RB	5.88%	01/01/37	1,360	1,279,665

New Jersey (State of) Economic Development Authority (Seashore Gardens Living Center);
Series 2006, First Mortgage RB	5.30%	11/01/26	1,100	967,923

Series 2006, First Mortgage RB	5.38%	11/01/36	700	566,839

New Jersey (State of) Transportation Trust Fund Authority; Series 2005 B, Transportation System RB (INS–AMBAC)(i)	5.25%	12/15/23	750	934,140

				5,933,544

New Mexico–0.29%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/40	2,000	2,139,780

New York–2.23%
Broome (County of) Industrial Development Agency (Good Shepherd Village);
Series 2008 A, Continuing Care Retirement Community RB	6.15%	07/01/18	500	517,015

Series 2008 A, Continuing Care Retirement Community RB	6.75%	07/01/28	600	614,964

Series 2008 A, Continuing Care Retirement Community RB	6.88%	07/01/40	1,000	1,018,070

East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,700	1,537,497

Erie (County of) Industrial Development Agency (Orchard Park CCRC, Inc.); Series 2006 A, RB	6.00%	11/15/26	1,100	1,005,488

Long Island Power Authority; Series 2011 A, Electric System General RB	5.00%	05/01/38	2,000	2,156,180

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement Community RB	6.50%	01/01/27	1,000	843,360

New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group); Series 2011 A, RB	5.00%	05/01/41	5,000	5,323,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Dormitory Authority (Yeshiva University); Series 2011 A, RB	5.00%	11/01/40	$2,000	$2,135,000

New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority RB	5.63%	07/15/47	775	818,826

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.);
Series 2001 A, First Mortgage RB	7.38%	03/01/21	330	309,910

Series 2001 A, First Mortgage RB	7.38%	03/01/31	500	443,150

				16,722,610

North Carolina–0.98%
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	3,000	2,669,910

North Carolina (State of) Medical Care Commission (The Presbyterian Homes Obligated Group);
Series 2006, First Mortgage Health Care Facilities RB	5.60%	10/01/36	1,000	999,940

Series 2006 B, Ref. First Mortgage Health Care Facilities RB	5.20%	10/01/21	1,500	1,529,955

North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB	7.75%	03/01/31	2,000	2,166,280

				7,366,085

North Dakota–0.54%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.13%	12/01/21	1,315	1,281,901

Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	855	770,381

Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB	5.25%	05/01/20	500	497,830

Series 2007, Health Care RB	5.50%	05/01/26	1,520	1,512,476

				4,062,588

Ohio–2.52%
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	1,000	1,018,530

Series 2007 A, Health Care RB	6.00%	11/01/27	2,000	2,035,320

Cleveland (City of) & Cuyahoga (County of) Port Authority (St. Clarence-Governmental & Educational Assistance Corp., LLC); Series 2006 A, Senior Housing RB	6.25%	05/01/38	2,210	1,963,916

Cuyahoga (County of) (Canton, Inc.); Series 2000, Hospital Facilities RB	7.50%	01/01/30	720	723,730

Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	1,000	988,430

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	1,000	975,790

Hickory Chase Community Authority (Hickory Chase);
Series 2008, Infrastructure Improvement RB	6.75%	12/01/27	2,000	1,298,840

Series 2008, Infrastructure Improvement RB	7.00%	12/01/38	1,500	974,280

Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/40	1,500	1,576,920

Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.25%	12/01/15	965	980,681

Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/20	1,300	1,275,378

Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/35	3,500	3,520,335

Toledo-Lucas (County of) Port Authority (St. Mary Woods);
Series 2004 A, RB	6.00%	05/15/24	1,750	839,930

Series 2004 A, RB	6.00%	05/15/34	1,500	719,940

				18,892,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oklahoma–1.19%
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 B, Sales Tax RB	5.75%	03/01/29	$935	$1,009,837

Oklahoma (County of) Finance Authority (Epworth Villa);
Series 2005 A, Ref. RB	5.00%	04/01/15	840	841,151

Series 2005 A, Ref. RB	5.70%	04/01/25	2,500	2,460,950

Oklahoma (State of) Development Finance Authority (Comanche County Hospital); Series 2002 B, RB	6.60%	07/01/31	825	849,552

Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.13%	11/01/30	1,250	1,350,125

Series 2010 A, Senior Living Community RB	7.25%	11/01/40	2,250	2,425,568

				8,937,183

Oregon–0.41%
Clackamas (County of) Hospital Facilities Authority (Willamette Falls Hospital); Series 2005, Ref. Gross RB(a)(b)	5.13%	04/01/15	1,000	1,138,930

Clackamas (County of) Hospital Facility Authority (Odd Fellows Home-Friendship Health Center); Series 1998 A, Ref. RB	5.88%	09/15/21	230	212,497

Yamhill (County of) Hospital Authority (Friendsview Retirement Community); Series 2003, RB(a)(b)	7.00%	12/01/13	1,555	1,744,726

				3,096,153

Pennsylvania–4.84%
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/35	1,220	1,227,869

Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/35	1,250	1,268,287

Allegheny (County of) Industrial Development Authority (Propel Schools-Homestead); Series 2004 A, Charter School RB	7.00%	12/15/15	430	453,272

Blair (County of) Industrial Development Authority (Village of Pennsylvania State);
Series 2002 A, First Mortgage RB(d)	6.90%	01/01/22	500	324,915

Series 2002 A, First Mortgage RB(d)	7.00%	01/01/34	500	324,915

Butler (County of) Hospital Authority (Butler Health System);
Series 2009 B, RB	7.13%	07/01/29	2,145	2,548,753

Series 2009 B, RB	7.25%	07/01/39	1,590	1,855,721

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 1999, Ref. First Mortgage RB	6.38%	12/01/19	1,000	1,001,060

Series 2006, Ref. First Mortgage RB	5.13%	12/01/12	500	504,875

Series 2006, Ref. First Mortgage RB	5.25%	12/01/13	500	510,550

Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	260	267,738

Series 2006, Ref. First Mortgage RB	5.38%	12/01/16	500	516,670

Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	935	949,848

Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, RB	6.25%	12/15/27	1,000	985,110

Series 2007 A, RB	6.38%	12/15/37	1,500	1,457,355

Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/35	1,000	1,013,030

Cumberland (County of) Municipal Authority (Presbyterian Homes Obligated Group);
Series 2008 A, RB	5.00%	01/01/17	2,000	2,178,360

Series 2008 A, RB	5.35%	01/01/20	515	522,246

Series 2008 A, RB	5.45%	01/01/21	885	896,567

Cumberland (County of) Municipal Authority (Wesley Affiliated Services, Inc.); Series 2002 A, Retirement Community RB(a)(b)	7.13%	01/01/13	700	747,348

Erie (County of) Hospital Authority (St. Vincent Health Center); Series 2010 A, RB	7.00%	07/01/27	1,000	1,041,070

Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2006, Hospital RB	5.88%	07/01/31	1,500	1,442,925

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.63%	04/01/28	500	500,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Lehigh (County of) General Purpose Authority (Bible Fellowship Church Home Inc.);
Series 2001, First Mortgage RB	7.63%	11/01/21	$250	$255,283

Series 2001, First Mortgage RB	7.75%	11/01/33	750	763,755

Moon (Township of) Pennsylvania Industrial Development Authority (Providence Point); Series 2007, VRD First Mortgage RB (LOC–Lloyds TSB Bank PLC)(f)(g)	0.16%	07/01/38	4,660	4,660,000

Pennsylvania (State of) Economic Development Financing Authority (Northwestern Human Services, Inc.); Series 1998 A, RB	5.25%	06/01/14	1,000	1,000,170

Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania);
Series 2000 A, Student Housing RB	6.75%	09/01/20	465	470,203

Series 2000 A, Student Housing RB	6.75%	09/01/32	320	322,419

Philadelphia (City of) Industrial Development Authority (Cathedral Village); Series 2003 A, RB	6.88%	04/01/34	500	509,780

Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/40	1,000	1,013,200

Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	2,700	2,424,222

Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	500	550,785

Philadelphia (City of) Industrial Development Authority (Russell Byers Charter School);
Series 2007 A, RB	5.15%	05/01/27	1,000	921,260

Series 2007 A, RB	5.25%	05/01/37	1,000	867,090

				36,296,736

Puerto Rico–0.43%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, Sr. Lien RB	5.75%	07/01/37	3,000	3,200,940

Rhode Island–0.70%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB	7.00%	05/15/39	2,500	2,928,875

Series 2009 A, Hospital Financing RB (INS–AGC)(i)	6.25%	05/15/30	2,000	2,334,540

				5,263,415

South Carolina–1.55%
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.00%	05/01/14	1,035	1,045,536

Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/21	1,500	1,479,930

Series 2007, Ref. First Mortgage Health Care Facilities RB	5.50%	05/01/28	1,100	1,045,649

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,572,435

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,570	1,659,113

Series 2011 A, Ref. Hospital RB (INS–AGM)(i)	6.50%	08/01/39	1,800	2,113,974

South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes);
Series 2004 A, First Mortgage Residential Care Facilities RB	6.25%	05/15/25	750	749,948

Series 2004 A, First Mortgage Residential Care Facilities RB	6.38%	05/15/32	1,250	1,229,238

South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/42	1,426	762,683

Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/47	611	2,297

				11,660,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Dakota–0.23%
Sioux Falls (City of); Series 2008 A, Tax Increment Allocation RB	5.75%	01/15/28	$1,300	$1,222,585

South Dakota (State of) Health & Educational Facilities Authority (Westhills Village Retirement Community); Series 2003, RB	5.65%	09/01/23	500	509,570

				1,732,155

Tennessee–0.51%
Blount (County of) Health & Educational Facilities Board (Asbury, Inc.); Series 2007 A, Ref. RB	5.13%	04/01/23	1,690	1,679,336

Davidson & Williamson (Counties of) Harpeth Valley Utilities District; Series 2004, Utilities Improvement RB (INS–NATL)(i)	5.00%	09/01/34	1,000	1,037,510

Johnson City (City of) Health & Educational Facilities Board (Appalachian Christian Village);
Series 2004 A, Retirement Facilities RB	6.00%	02/15/24	500	500,000

Series 2004 A, Retirement Facilities RB	6.25%	02/15/32	600	600,144

				3,816,990

Texas–12.55%
Abilene Health Facilities Development Corp. (Sears Methodist Retirement System Obligated Group); Series 2003 A, Retirement Facility RB	7.00%	11/15/33	2,400	2,170,152

Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/40	2,500	2,588,625

Atlanta (City of) Hospital Authority; Series 1999, Hospital Facility RB	6.70%	08/01/19	400	399,996

Central Texas Regional Mobility Authority; Series 2011, Sr. Lien RB	6.00%	01/01/41	5,000	5,379,200

Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, Education RB	5.75%	08/15/41	1,130	1,169,121

Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.13%	12/01/40	2,970	3,241,696

Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2004 A, RB	5.63%	09/01/13	915	922,558

Series 2004 A, RB	7.00%	09/01/25	3,275	3,331,133

Series 2004 A, RB	7.13%	09/01/34	905	916,530

Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.20%	12/01/28	1,000	1,096,180

Harrison County Health Facilities Development Corp. (Good Shepherd Health System) Series 2010, Hospital RB	5.25%	07/01/28	1,500	1,525,725

HFDC of Central Texas, Inc. (Legacy at Willow Bend);
Series 2006 A, Retirement Facilities RB	5.50%	11/01/31	500	451,035

Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	2,250	2,153,857

HFDC of Central Texas, Inc.; Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	1,000	909,460

Hidalgo County Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/15	500	521,600

Series 2005, Hospital RB	5.00%	08/15/19	700	719,789

Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	1,000	1,009,430

Series 2008, RB	6.00%	02/15/38	1,000	1,005,430

Houston Health Facilities Development Corp. (Buckingham Senior Living Community);
Series 2004 A, Retirement Facilities RB(a)(b)	7.00%	02/15/14	300	340,944

Series 2004 A, Retirement Facilities RB(a)(b)	7.00%	02/15/14	750	851,407

Series 2004 A, Retirement Facilities RB(a)(b)	7.13%	02/15/14	450	511,844

Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	6.50%	05/15/31	500	557,120

Series 2011 A, RB	6.88%	05/15/41	790	901,951

La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, RB	6.38%	02/15/37	1,635	1,525,161

La Vernia Higher Education Finance Corp. (Cosmos Foundation);
Series 2008 A, RB	6.25%	02/15/17	1,245	1,360,536

Series 2008 A, RB	7.13%	02/15/38	2,000	2,213,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB	6.25%	02/15/37	$2,000	$2,037,140

Matagorda (County of) Navigation District No. 1 (Central Power & Light Co.); Series 2001 A, Ref. PCR	6.30%	11/01/29	1,000	1,150,240

Meadow Parc Development, Inc. (Meadow Parc Apartments); Series 1998, MFH RB	6.50%	12/01/30	1,060	1,011,346

Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facility RB	5.63%	02/15/35	1,500	1,513,440

Midlothian (City of) Development Authority; Series 2004, Tax Increment Allocation Contract RB(c)	6.20%	11/15/29	1,000	1,013,300

North Central Texas Health Facility Development Corp. (Children’s Medical Center of Dallas); Series 2009, Hospital RB	5.75%	08/15/39	1,500	1,671,450

North Texas Tollway Authority; Series 2011, Ref. First Tier System RB	5.00%	01/01/38	2,500	2,675,825

Pearland (City of) Development Authority; Series 2009, Tax Increment Allocation Contract RB	5.88%	09/01/29	805	887,078

Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB	6.25%	08/15/29	570	631,475

Series 2009 A, Education RB	6.50%	08/15/39	2,320	2,545,643

San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB	6.70%	08/15/40	1,000	1,127,120

Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System); Series 2011 A, Hospital RB	5.00%	11/15/30	1,000	1,119,480

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,500	1,516,410

Series 2007, Retirement Facility RB	5.75%	11/15/37	3,500	3,481,030

Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.25%	02/15/17	1,150	1,103,919

Series 2007, Retirement Facility RB	5.75%	02/15/25	1,500	1,391,880

Series 2007, Retirement Facility RB	5.75%	02/15/29	1,600	1,431,472

Series 2009 A, Retirement Facility RB	8.00%	02/15/38	1,350	1,417,014

Tarrant County Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	8.00%	11/15/29	1,500	1,555,830

Series 2010 A, Retirement Facility RB	8.13%	11/15/39	1,000	1,034,560

Tarrant County Cultural Education Facilities Finance Corp. (Northwest Senior Housing Corp.-Edgemere);
Series 2006 A, Retirement Facility RB	6.00%	11/15/26	1,200	1,230,984

Series 2006 A, Retirement Facility RB	6.00%	11/15/36	2,000	2,024,280

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/29	2,135	2,283,724

Series 2009 A, Retirement Facility RB	8.25%	11/15/39	1,000	1,057,500

Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/40	3,000	3,420,030

Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School) Series 2010 A, Education RB	5.80%	08/15/40	1,000	982,200

Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Education RB	6.88%	02/15/30	1,455	1,556,137

Series 2010 A, Education RB	7.13%	02/15/40	1,810	1,942,420

Travis County Health Facilities Development Corp. (Querencia Barton Creek);
Series 2005, Retirement Facility RB	5.50%	11/15/25	1,650	1,585,386

Series 2005, Retirement Facility RB	5.65%	11/15/35	1,250	1,137,112

Travis County Health Facilities Development Corp. (Westminster Manor); Series 2010, RB	7.00%	11/01/30	2,500	2,768,350

University of Houston; Series 2009 A, Ref. Consolidated RB	5.00%	02/15/34	2,000	2,228,980

Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	465	505,790

Series 2009, Tax Increment Allocation Contract RB	5.50%	09/01/29	2,250	2,433,622

Woodhill Public Facility Corp. (Woodhill Apartments); Series 1999, MFH RB	7.50%	12/01/29	1,000	993,050

				94,238,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utah–1.54%
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/37	$1,450	$1,190,696

Utah (County of) (Renaissance Academy); Series 2007 A, Charter School RB	5.35%	07/15/17	780	775,281

Utah (County of) (Ronald Wilson Reagan Academy); Series 2007 A, Charter School RB	5.75%	02/15/22	285	269,496

Utah (State of) Charter School Finance Authority (Channing Hall); Series 2007 A, Charter School RB(c)	5.88%	07/15/27	780	736,593

Utah (State of) Charter School Finance Authority (George Washington Academy);
Series 2008 A, Charter School RB	6.75%	07/15/28	1,340	1,337,896

Series 2008 A, Charter School RB	7.00%	07/15/40	1,690	1,693,245

Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/30	1,650	1,594,758

Series 2010 A, Charter School RB	5.63%	07/15/40	710	679,449

Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy); Series 2010, Charter School RB	6.38%	07/15/40	1,500	1,504,680

West Valley City (City of) (Monticello Academy); Series 2007, Ref. Charter School RB(c)	6.38%	06/01/37	1,950	1,762,683

				11,544,777

Virginia–1.92%
Chesterfield (County of) Economic Development Authority (Brandermill Woods); Series 1998, Ref. Mortgage RB(c)	6.50%	01/01/28	3,500	3,482,500

Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	2,000	2,006,840

Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	2,000	1,974,180

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	685	688,124

Lexington (City of) Industrial Development Authority (Kendal at Lexington);
Series 2007 A, Residential Care Facilities Mortgage RB	5.25%	01/01/21	395	395,387

Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/22	780	782,012

Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/23	425	425,378

Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/28	500	487,735

Series 2007 A, Residential Care Facilities Mortgage RB	5.50%	01/01/37	1,300	1,207,024

Norfolk (City of) Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc.-Harbor’s Edge); Series 2004 A, First Mortgage RB	6.00%	01/01/25	500	500,210

Peninsula Ports Authority (Virginia Baptist Homes); Series 2003 A, Residential Care Facilities RB(a)(b)	7.38%	12/01/13	500	561,435

Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.35%	09/01/28	1,000	957,670

Series 2007, Special Obligation RB	6.45%	09/01/37	1,000	915,140

				14,383,635

Washington–1.95%
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital); Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/31	500	522,075

Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2007, Hospital RB	6.50%	12/01/38	2,000	1,977,240

Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2007, RB	5.75%	12/01/28	1,250	1,324,788

Series 2010, RB	5.75%	12/01/35	2,000	2,105,860

Washington (State of) Health Care Facilities Authority (Kadlec Regional Medical Center); Series 2010, RB	5.50%	12/01/39	2,400	2,464,344

Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2007 B, RB (INS–AGM)(i)	5.00%	08/15/41	1,000	1,046,280

Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB	7.38%	03/01/38	500	584,085

Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2009 A, RB	6.50%	11/15/33	1,500	1,610,295

Washington (State of) Health Care Facilities Authority; Series 2007 C, RB (INS–Radian Asset Assurance, Inc.)(i)	5.50%	08/15/42	3,000	3,030,180

				14,665,147

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

West Virginia–1.20%
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/35	$1,500	$1,448,130

Series 2008 B, Ref. Tax Increment Allocation RB	7.00%	06/01/28	1,000	928,570

West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.50%	10/01/38	5,000	4,974,550

Series 2008, RB	6.75%	10/01/43	1,650	1,669,058

				9,020,308

Wisconsin–3.42%
Milwaukee (City of) Redevelopment Authority (Academy of Learning & Leadership, Inc.); Series 2007 A, Education RB(d)	5.50%	08/01/22	300	89,994

Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/28	1,050	1,097,765

Series 2008, RB	7.25%	06/01/38	1,000	1,034,830

Wisconsin (State of) Health & Educational Facilities Authority (Beaver Dam Community Hospitals, Inc.);
Series 2004 A, RB	6.50%	08/15/26	250	255,500

Series 2004 A, RB	6.75%	08/15/34	1,600	1,630,672

Wisconsin (State of) Health & Educational Facilities Authority (Community Memorial Hospital, Inc.); Series 2003, RB	7.13%	01/15/22	815	819,368

Wisconsin (State of) Health & Educational Facilities Authority (Community Rehabilitation Providers Facilities Acquisition Program); Series 1998, RB	6.88%	12/01/23	200	199,982

Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	500	328,840

Series 2004, RB	6.13%	12/01/34	1,000	619,630

Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2006 A, RB	5.13%	02/15/26	500	514,005

Wisconsin (State of) Health & Educational Facilities Authority (New Castle Place); Series 2001 A, RB	7.00%	12/01/31	250	180,050

Wisconsin (State of) Health & Educational Facilities Authority (Reedsburg Area Medical Center, Inc.),
Series 2010 A, Ref. RB	6.00%	06/01/27	1,000	1,055,450

Series 2010 A, Ref. RB	6.10%	06/01/28	800	845,832

Wisconsin (State of) Health & Educational Facilities Authority (Southwest Health Center);
Series 2004 A, RB	6.13%	04/01/24	260	263,159

Series 2004 A, RB	6.25%	04/01/34	1,025	1,030,986

Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB	7.25%	09/15/29	4,000	4,416,680

Series 2009 A, RB	7.63%	09/15/39	1,000	1,117,640

Wisconsin (State of) Health & Educational Facilities Authority (Tomah Memorial Hospital, Inc.);
Series 2003, RB	6.00%	07/01/15	100	101,065

Series 2003, RB	6.13%	07/01/16	150	151,455

Series 2003, RB	6.63%	07/01/28	750	757,860

Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2006, Ref. RB	5.50%	08/01/16	2,020	2,038,564

Series 2006, Ref. RB	5.80%	08/01/29	2,400	2,344,128

Series 2010, RB	7.00%	08/01/33	2,000	2,044,020

Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/20	650	670,839

Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/28	2,000	2,103,240

				25,711,554

Wyoming–1.00%
Gillette (City of) Wyoming (PacifiCorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(f)(g)	0.12%	01/01/18	415	415,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wyoming–(continued)

Teton (County of) Hospital District (St. John’s Medical Center);
Series 2002, RB(a)(b)	6.75%	06/01/12	$500	$513,230

Series 2011 B, RB	5.50%	12/01/27	1,000	1,098,490

Series 2011 B, RB	6.00%	12/01/36	2,840	3,115,508

West Park Hospital District (West Park Hospital); Series 2011 A, RB	7.00%	06/01/40	2,000	2,360,780

				7,503,008

TOTAL INVESTMENTS(j)–98.33% (Cost $735,396,619)				738,218,035

OTHER ASSETS LESS LIABILITIES–1.67%				12,521,287

NET ASSETS–100.00%				$750,739,322

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $20,179,789, which represented 2.69% of the Trust’s Net Assets.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $1,902,785, which represented 0.25% of the Fund’s Net Assets.
(e)	Zero coupon bond issued at a discount.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(i)	Principal and/or interest payments are secured by the bond insurance company listed.
(j)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco High Income Municipal Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $735,396,619)	$738,218,035

Cash	216,680

Receivable for:
Investments sold	1,745,192

Fund shares sold	2,358,874

Interest	12,314,534

Investment for trustee deferred compensation and retirement plans	42,664

Other assets	22,154

Total assets	754,918,133

Liabilities:
Payable for:
Investments purchased	990,000

Fund shares reacquired	1,419,604

Dividends	1,318,181

Accrued fees to affiliates	271,650

Accrued other operating expenses	73,774

Trustee deferred compensation and retirement plans	105,602

Total liabilities	4,178,811

Net assets applicable to shares outstanding	$750,739,322

Net assets consist of:
Shares of beneficial interest	$826,780,297

Undistributed net investment income	339,183

Undistributed net realized gain (loss)	(79,201,574)

Unrealized appreciation	2,821,416

$750,739,322

Net Assets:
Class A	$383,230,872

Class B	$13,673,769

Class C	$142,696,613

Class Y	$136,480,750

Institutional Class	$74,657,318

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	48,234,879

Class B	1,718,857

Class C	17,952,045

Class Y	17,153,971

Institutional Class	9,395,519

Class A:
Net asset value per share	$7.95

Maximum offering price per share
(Net asset value of $7.95 divided by 95.25%)	$8.35

Class B:
Net asset value and offering price per share	$7.96

Class C:
Net asset value and offering price per share	$7.95

Class Y:
Net asset value and offering price per share	$7.96

Institutional Class:
Net asset value and offering price per share	$7.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco High Income Municipal Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$43,976,632

Expenses:
Advisory fees	3,938,913

Administrative services fees	194,263

Custodian fees	25,121

Distribution fees:
Class A	861,682

Class B	144,705

Class C	1,291,442

Transfer agent fees	271,395

Transfer agent fees — Institutional	68,823

Trustees’ and officers’ fees and benefits	44,902

Other	312,092

Total expenses	7,153,338

Less: Expenses reimbursed and expense offset arrangement(s)	(872,879)

Net expenses	6,280,459

Net investment income	37,696,173

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(7,248,196)

Change in net unrealized appreciation of investment securities	66,269,817

Net realized and unrealized gain	59,021,621

Net increase in net assets resulting from operations	$96,717,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco High Income Municipal Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$37,696,173	$37,416,975

Net realized gain (loss)	(7,248,196)	(18,885,686)

Change in net unrealized appreciation (depreciation)	66,269,817	(10,362,507)

Net increase in net assets resulting from operations	96,717,794	8,168,782

Distributions to shareholders from net investment income:
Class A	(19,679,073)	(21,643,707)

Class B	(722,286)	(951,659)

Class C	(6,407,146)	(7,577,680)

Class Y	(6,518,162)	(4,599,438)

Institutional Class	(4,324,538)	(3,458,522)

Total distributions from net investment income	(37,651,205)	(38,231,006)

Share transactions–net:
Class A	48,939,344	(66,476,926)

Class B	(3,562,805)	(3,433,878)

Class C	5,103,305	(13,844,062)

Class Y	37,428,319	44,338,656

Institutional Class	6,427,915	11,378,640

Net increase (decrease) in net assets resulting from share transactions	94,336,078	(28,037,570)

Net increase (decrease) in net assets	153,402,667	(58,099,794)

Net assets:
Beginning of year	597,336,655	655,436,449

End of year (includes undistributed net investment income of $339,183 and $315,947, respectively)	$750,739,322	$597,336,655

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco High Income Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of substantially federal tax-exempt income and taxable capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The Fund is offered on a limited basis to certain investors. The limited offering is subject to the terms and conditions set forth in the prospectus, and the Fund may cease the limited offering and/or resume sales to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

32        Invesco High Income Municipal Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

33        Invesco High Income Municipal Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.60%

Over $500 million up to and including $1 billion	0.55%

Over $1 billion up to and including $1.5 billion	0.50%

Over $1.5 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2011, the Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.85%, 1.60%, 1.60%, 0.60% and 0.60% of average daily net assets, respectively. Prior to July 1, 2011, the Adviser had voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.83%, 1.58%, 1.58%, 0.58% and 0.58% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total fund annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the year ended February 29, 2012, the Adviser waived advisory fees $532,662 and reimbursed class level expenses of $156,250, $6,560, $58,545, $49,816 and $68,823 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory

34        Invesco High Income Municipal Fund

Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $61,513 in front-end sales commissions from the sale of Class A shares and $29,496, $16,798 and $10,154 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$738,218,035	$—	$738,218,035

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities purchases of $938,831 and securities sales of $5,930,146.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $223.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,585 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank.

35        Invesco High Income Municipal Fund

Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and 2011:

	2012	2011

Ordinary income	$—	$8,839

Ordinary income-tax exempt	37,651,205	38,222,167

Total distributions	$37,651,205	$38,231,006

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$260,420

Net unrealized appreciation — investments	1,212,370

Temporary book/tax differences	(101,104)

Post-October deferrals	(1,194,378)

Capital loss carryforward	(76,218,283)

Shares of beneficial interest	826,780,297

Total net assets	$750,739,322

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$2,599,981	$—	$2,599,981

February 28, 2014	376,854	—	376,854

February 28, 2015	622,423	—	622,423

February 28, 2016	4,837,280	—	4,837,280

February 28, 2017	14,375,305	—	14,375,305

February 28, 2018	28,280,344	—	28,280,344

February 28, 2019	9,402,186	—	9,402,186

Not subject to expiration	3,079,039	12,644,871	15,723,910

	$63,573,412	$12,644,871	$76,218,283

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

36        Invesco High Income Municipal Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $145,980,544 and $60,191,219, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$33,475,413

Aggregate unrealized (depreciation) of investment securities	(32,263,043)

Net unrealized appreciation of investment securities	$1,212,370

Cost of investments for tax purposes is $737,005,665.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 29, 2012, undistributed net investment income was decreased by $21,732, undistributed net realized gain (loss) was increased by $1,073,983 and shares of beneficial interest was decreased by $1,052,251. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	16,518,646	$124,379,027	19,723,009	$151,974,863

Class B	70,800	542,410	310,870	2,413,542

Class C	3,929,714	29,806,329	4,617,015	35,540,699

Class Y	7,615,714	57,721,563	8,470,818	65,341,422

Institutional Class	2,816,989	20,905,594	2,362,748	18,014,215

Issued as reinvestment of dividends:
Class A	1,449,177	10,992,476	1,727,410	13,165,655

Class B	46,003	348,761	66,865	512,530

Class C	494,639	3,750,457	613,405	4,707,886

Class Y	525,071	3,980,056	365,377	2,804,215

Institutional Class	497,190	3,758,410	413,871	3,164,950

Automatic conversion of Class B shares to Class A shares:
Class A	310,294	2,341,772	264,734	2,021,806

Class B	(309,930)	(2,341,772)	(264,388)	(2,021,806)

Reacquired:
Class A	(11,730,586)	(88,773,931)	(30,735,641)	(233,639,250)

Class B	(282,207)	(2,112,204)	(571,091)	(4,338,144)

Class C	(3,795,308)	(28,453,481)	(7,188,336)	(54,092,647)

Class Y	(3,208,373)	(24,273,300)	(3,154,902)	(23,806,981)

Institutional Class	(2,404,650)	(18,236,089)	(1,271,104)	(9,800,525)

Net increase (decrease) in share activity	12,543,183	$94,336,078	(4,249,340)	$(28,037,570)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37        Invesco High Income Municipal Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset			on securities						net assets		assets without		investment
	value,	Net		(both	Total from		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/29/12	$7.29	$0.43	(c)	$0.66	$1.09	$(0.43)	$7.95	15.46%	$383,231	0.85	%(d)	0.97	%(d)	5.71	%(d)	9%
Year ended 02/28/11	7.61	0.43	(c)	(0.31)	0.12	(0.44)	7.29	1.48	303,901	0.82		0.95		5.64		18
Eleven months ended 02/28/10	6.46	0.40	(c)	1.16	1.56	(0.41)	7.61	24.65	385,638	0.80	(f)	0.98	(f)	6.14	(f)	8
Year ended 03/31/09	8.20	0.45	(c)	(1.74)	(1.29)	(0.45)	6.46	(16.21)	312,444	0.75		0.99		6.07		22
Year ended 03/31/08	9.15	0.45		(0.96)	(0.51)	(0.44)	8.20	(5.70)	385,396	0.70		0.98		5.13		23
Year ended 03/31/07	8.97	0.45		0.17	0.62	(0.44)	9.15	7.11	348,602	0.65		1.01		4.99		10

Class B
Year ended 02/29/12	7.30	0.37	(c)	0.67	1.04	(0.38)	7.96	14.58	13,674	1.60	(d)	1.72	(d)	4.96	(d)	9
Year ended 02/28/11	7.61	0.38	(c)	(0.30)	0.08	(0.39)	7.30	0.87	16,015	1.57		1.70		4.89		18
Eleven months ended 02/28/10	6.47	0.36	(c)	1.14	1.50	(0.36)	7.61	23.64	20,193	1.55	(f)	1.73	(f)	5.39	(f)	8
Year ended 03/31/09	8.21	0.40	(c)	(1.75)	(1.35)	(0.39)	6.47	(16.85)	17,894	1.50		1.74		5.32		22
Year ended 03/31/08	9.16	0.39		(0.96)	(0.57)	(0.38)	8.21	(6.39)	27,354	1.45		1.73		4.38		23
Year ended 03/31/07	8.98	0.38		0.18	0.56	(0.38)	9.16	6.31	39,066	1.40		1.76		4.24		10

Class C
Year ended 02/29/12	7.29	0.37	(c)	0.67	1.04	(0.38)	7.95	14.59	142,697	1.60	(d)	1.72	(d)	4.96	(d)	9
Year ended 02/28/11	7.61	0.38	(c)	(0.31)	0.07	(0.39)	7.29	0.73	126,337	1.57		1.70		4.89		18
Eleven months ended 02/28/10	6.47	0.36	(c)	1.14	1.50	(0.36)	7.61	23.64	146,707	1.55	(f)	1.73	(f)	5.39	(f)	8
Year ended 03/31/09	8.20	0.39	(c)	(1.73)	(1.34)	(0.39)	6.47	(16.75)	91,821	1.50		1.74		5.32		22
Year ended 03/31/08	9.16	0.38		(0.96)	(0.58)	(0.38)	8.20	(6.51)	97,388	1.45		1.73		4.38		23
Year ended 03/31/07	8.97	0.38		0.19	0.57	(0.38)	9.16	6.43	80,702	1.40		1.76		4.24		10

Class Y
Year ended 02/29/12	7.30	0.45	(c)	0.66	1.11	(0.45)	7.96	15.71	136,481	0.60	(d)	0.72	(d)	5.96	(d)	9
Year ended 02/28/11	7.61	0.45	(c)	(0.30)	0.15	(0.46)	7.30	1.87	89,212	0.57		0.70		5.89		18
Eleven months ended 02/28/10	6.47	0.43	(c)	1.13	1.56	(0.42)	7.61	24.72	49,800	0.55	(f)	0.73	(f)	6.39	(f)	8
Year ended 03/31/09(e)	7.63	0.20	(c)	(1.13)	(0.93)	(0.23)	6.47	(12.21)	14,033	0.51	(f)	0.78	(f)	6.31	(f)	22

Institutional Class
Year ended 02/29/12	7.29	0.45	(c)	0.66	1.11	(0.45)	7.95	15.74	74,657	0.60	(d)	0.77	(d)	5.96	(d)	9
Year ended 02/28/11	7.61	0.45	(c)	(0.31)	0.14	(0.46)	7.29	1.74	61,871	0.57		0.74		5.89		18
Eleven months ended 02/28/10	6.46	0.42	(c)	1.15	1.57	(0.42)	7.61	24.92	53,099	0.55	(f)	0.78	(f)	6.39	(f)	8
Year ended 03/31/09	8.20	0.47	(c)	(1.75)	(1.28)	(0.46)	6.46	(15.99)	50,807	0.50		0.76		6.32		22
Year ended 03/31/08	9.16	0.47		(0.96)	(0.49)	(0.47)	8.20	(5.56)	90,096	0.45		0.75		5.38		23
Year ended 03/31/07(e)	8.98	0.32		0.17	0.49	(0.31)	9.16	5.53	51,501	0.40	(f)	0.77	(f)	5.24	(f)	10

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $344,673, $14,471, $129,144, $109,889 and $72,535 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and July 31, 2006 for Class Y and Institutional Class shares, repectively.
(f)	Annualized.

NOTE 13—Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen High Yield Municipal Fund (the “Acquiring Fund”).
  The Fund’s shareholders approved the Agreement on April 2, 2012 and the reorganization will be consummated on April 30, 2012. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding share class of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

38        Invesco High Income Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco High Income Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Income Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

39        Invesco High Income Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
Class A	$1,000.00	$1,085.20	$4.42	$1,020.63	$4.28	0.85%

Class B	1,000.00	1,081.00	8.28	1,016.91	8.02	1.60

Class C	1,000.00	1,081.10	8.28	1,016.91	8.02	1.60

Class Y	1,000.00	1,086.40	3.11	1,021.88	3.02	0.60

Institutional	1,000.00	1,086.50	3.11	1,021.88	3.01	0.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

40        Invesco High Income Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41        Invesco High Income Municipal Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco High Income Municipal Fund was held on Monday, April 2, 2012. The Meeting was held for the following purpose:

Matter:

(1)	To approve an Agreement and Plan of Reorganization between Invesco High Income Municipal Fund (the “Target Fund”) and Invesco Van Kampen High Yield Municipal Fund (the “Acquiring Fund”), each a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes

43,304,732	1,765,020	1,469,435	0

42        Invesco High Income Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco High Income Municipal Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology communications company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international consulting company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management)
		Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services.
		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2        Invesco High Income Municipal Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco High Income Municipal Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Fund	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4        Invesco High Income Municipal Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
HIM-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Tax-Exempt Cash Fund
Nasdaq:
A: ACSXX ▪ Investor: TEIXX

2	Letters to Shareholders
4	Management Discussion
5	Supplemental Information
6	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis.
He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Tax-Exempt Cash Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices.
This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

This is the annual report for Invesco Tax-Exempt Cash Fund, for the fiscal year ended February 29, 2012. As of that date, the Fund had 78 holdings, its net assets totaled $53.8 million and its weighted average maturity and weighted average life were 30 days and 30 days, respectively.

How we invest
We seek to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. We invest in high-quality, short-term municipal obligations, focusing on:
■	Safety, or preservation of capital, through rigorous credit analysis.

■	Liquidity, through a combination of short-term cash management vehicles and selective use of longer maturity investments.

■	Yield that is exempt from federal income tax.
     The overall portfolio’s structure depends on the supply and availability of municipal securities. Liquidity is managed using daily and weekly variable-rate demand notes. We consider selling a security: (i) if the issuer’s credit quality declines, (ii) if a geographic region in which the issuers in which the Fund invests are located undergoes a negative change, (iii) as a result of interest rate changes, or (iv) to enhance yield.
     Because we generally do not purchase securities that generate taxable income or that are subject to the alternative minimum tax, we expect the Fund to generate fully tax-exempt income. While the Fund’s distributions are primarily exempt from federal income tax, a portion of the Fund’s distributions may be subject to the federal alternative minimum tax and state and local taxes.

Market conditions affecting money market funds
The reporting period for this report was characterized by continued economic uncertainty and increased market volatility driven largely by the eurozone debt crisis, which re-emerged in June 2011 as concerns grew about Greece’s ability to sustain its national debt.
     European leaders worked diligently to contain the crisis in an effort to restore confidence in their union. Beginning in 2010, European leaders created the
European Financial Stability Facility in an effort to preserve financial stability in Europe by providing loans to member governments facing financial difficulties. In October 2011, they agreed to additional measures to recapitalize European banks, to better ensure they have adequate financial resources to weather possible future financial turmoil. In December 2011, European leaders concluded an intergovernmental agreement to increase coordination of fiscal policy. These initiatives were complemented by the European Central Bank, which, in a series of efforts coordinated with other central banks in Europe, Asia and the US, sought to ensure US dollar liquidity to European banks. As the situation in Europe continued to unfold, US money market funds pared back their exposure to eurozone financial institutions, halving their exposure from 28.8% of assets in June 2011 to 14.0% of assets in January 2012.1
     For most of the reporting period, it appeared that economic growth struggled to gain a solid footing. Gross domestic product, the broadest measure of overall US economic activity, grew only modestly in 2011, with annualized rates of 2.0% or less in the first three quarters of the year2 and with unemployment elevated at around 9.0% for most of the reporting period.3 However, as 2012 began, there were encouraging signs that the recovery might be turning a corner. Unemployment fell, dropping to 8.3% in January 2012 and maintaining that level through February, its lowest level since February 2009,3 and housing indicators suggested that the housing market may have bottomed.
     Against this backdrop, the US Federal Reserve (the Fed) maintained its accommodative monetary policy. The Fed maintained its target policy rate in a range of between zero and 0.25%,4 and committed to keep its target policy rate at ultra-low levels through 2014.4 Also during the reporting period, the Fed announced “Operation Twist,” which aimed to lower long-term interest rates in order to boost borrowing by extending the average maturity of portfolio holdings on the Fed’s balance sheet. With no significant change to monetary policy, money market funds continued to operate in an ultra-low interest rate environment.
     Over the course of the fiscal year covered by this report, yields on short-term
Treasury bills declined. The yield on three-month Treasury notes fell from 0.15% on February 28, 2011, to 0.09% on February 29, 2012.5 Since reaching an all-time low of 0.25% in June 2011,6 the three-month Libor7 more than doubled to 0.58% on December 30, 2011, revisiting highs last seen June 2010, when the European debt crisis first emerged.6
     In this evolving environment for money market funds, Invesco Global Cash Management remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield. Thank you for investing with us.
1	Source: Investment Company Institute

2	Source: Bureau of Economic Analysis

3	Source: Bureau of Labor Statistics

4	Source: US Federal Reserve

5	Source: Barclays

6	Source: Bloomberg L.P.

7	Libor is the world’s most widely followed benchmark for short-term interest rates. Fixed daily, the Libor is the interest rate at which banks in the London interbank market can borrow overnight funds from one another. It serves as a base when determining interest rates for corporations and other large borrowers.
Team managed by Invesco Advisers, Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/29/12

1–7	82.7%

8–30	0.0

31–60	0.9

61–90	3.4

91–180	9.1

181+	3.9

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
4 Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACSXX
Investor Class Shares	TEIXX

5 Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–99.74%
Alabama–1.66%
Gardendale (City of) (Woodbrook Apartments); Series 2002 D, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.30%	10/01/32	$895	$895,000

Colorado–4.00%
Colorado (State of) Educational & Cultural Facilities Authority (National Jewish Federation Bond Fund); Series 2008 F-1, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.12%	09/01/32	200	200,000

Colorado (State of) Housing & Finance Authority (Winridge Apartments); Series 1998, Ref. VRD MFH RB (CEP–FNMA)(a)	0.14%	02/15/28	365	365,000

Colorado (State of) Housing & Finance Authority (Woodstream Village); Series 1985, VRD MFH RB (CEP–FNMA)(a)	0.18%	02/01/31	1,585	1,585,000

				2,150,000

Connecticut–0.96%
West Hartford (Town of) Series 2004 A, Unlimited Tax GO BAN(c)(d)	3.50%	01/15/13	500	514,396

District of Columbia–2.42%
District of Columbia (Hogar Hispano, Inc.); Series 2005, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.36%	03/01/30	1,300	1,300,000

Florida–7.72%
Broward (County of) Educational Facilities Authority (City College, Inc.); Series 2004, VRD RB (LOC–Citibank, N.A.)(a)(b)	0.14%	11/01/31	600	600,000

Dade (County of) Industrial Development Authority (Spectrum Programs, Inc.); Series 1996, VRD IDR (LOC–Bank of America, N.A.)(a)(b)	0.63%	10/01/16	710	710,000

Jacksonville (City of) Health Facilities Authority (University of Florida Jacksonville Physicians, Inc.); Series 2002, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.28%	06/01/22	1,370	1,370,000

Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.17%	11/01/36	675	675,000

Palm Beach (County of) (The Raymond F. Kravis Center for the Performing Arts, Inc.); Series 2002, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.15%	07/01/32	800	800,000

				4,155,000

Georgia–5.68%
Georgia (State of); Series 2002 F, Unlimited Tax GO Bonds(c)(d)	5.00%	11/01/12	250	257,926

Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System); Series 2008 B, VRD RAN (LOC–Branch Banking & Trust Co.)(a)(b)	0.16%	08/01/38	1,000	1,000,000

Marietta (City of) Housing Authority (Wood Knoll Apartments); Series 1994, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.16%	07/01/24	1,200	1,200,000

Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	0.13%	09/01/35	600	600,000

				3,057,926

Idaho–0.93%
Idaho (State of); Series 2011, Unlimited Tax GO TAN	2.00%	06/29/12	500	502,843

Illinois–4.63%
Illinois (State of) Finance Authority (Foundation for Safety & Health); Series 1992, VRD Safety Education RB (LOC–BMO Harris N.A.)(a)(b)(e)	0.19%	10/01/17	400	400,000

Illinois (State of) Finance Authority (Ingalls Memorial Hospital); Series 1985 B, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.13%	01/01/16	245	245,000

Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 A, VRD RB(d)(f)	0.43%	03/01/12	300	300,000

Illinois (State of) Finance Authority (The Children’s Memorial Hospital); Series 2008 C, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.15%	08/15/25	303	303,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (United Way/Crusade of Mercy, Inc.); Series 2002, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.48%	04/01/27	$240	$240,000

Lake County Community College District No. 532 (College of Lake County); Series 2012, Limited Tax GO Bonds	2.00%	06/01/12	1,000	1,004,548

				2,492,548

Iowa–3.46%
Iowa (State of) Finance Authority (YMCA & Rehabilitation Center); Series 2000, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.23%	04/01/25	900	900,000

Iowa (State of) Higher Education Loan Authority (Graceland University); Series 2003, VRD Private College Facility RB (LOC–Bank of America, N.A.)(a)(b)	0.23%	02/01/33	505	505,000

Sioux (City of); Series 2009 B, Urban Renewal Unlimited Tax GO Bonds	2.25%	06/01/12	100	100,437

University of Iowa Facilities Corp. (Medical Education & Biomedical Research Facility); Series 2011, Ref. RB	2.00%	06/01/12	355	356,421

				1,861,858

Maryland–0.94%
Baltimore (County of); Series 2004, Consolidated Public Improvement Unlimited Tax GO Bonds	5.00%	08/01/12	300	305,939

Maryland (State of) State & Local Facilities Loan of 2003; First Series 2003 A, Capital Improvement Unlimited Tax GO Bonds	5.25%	03/01/12	100	100,000

Washington Suburban Sanitary District: Series 2007, Water Supply Unlimited Tax GO Bonds	4.00%	06/01/12	100	100,929

				506,868

Massachusetts–0.47%
Massachusetts (State of) (Consolidated Loan of 2007); Series 2007 A, Limited Tax GO Bonds	5.00%	05/01/12	250	251,998

Michigan–3.90%
Grand Rapids (City of) Economic Development Corp. (Amway Hotel Corp.); Series 1991 A, Ref. VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.26%	08/01/17	130	130,000

Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.);
Series 2008 B-2, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.13%	10/15/30	10	10,000

Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.13%	10/15/38	1,160	1,160,000

Michigan (State of) Housing Development Authority (Parks of Taylor Apartments); Series 2002 A, VRD Limited Obligation MFH RB (CEP–FNMA)(a)	0.16%	08/15/32	500	500,000

Southfield (City of) Economic Development Corp. (Lawrence Technological University); Series 2001, VRD Limited Obligation RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.14%	10/01/31	300	300,000

				2,100,000

Missouri–0.93%
St. Louis (County of) Industrial Development Authority (Friendship Village of South County); Series 2002 B, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.12%	09/01/22	500	500,000

New Hampshire–13.72%
New Hampshire (State of) Business Finance Authority (Foundation for Seacoast Health); Series 1998 A, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.25%	06/01/28	2,250	2,250,000

New Hampshire (State of) Business Finance Authority (Wheelabrator Concord Co., L.P.); Series 1997 A, Ref. VRD Resource Recovery RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.14%	01/01/18	2,475	2,475,000

New Hampshire (State of) Health & Education Facilities Authority (Moore Center Services, Inc.); Series 2007, VRD RB (LOC–TD Bank, N.A.)(a)(b)	0.17%	09/01/37	2,655	2,655,000

				7,380,000

New Jersey–1.67%
New Jersey (State of) Economic Development Authority (Job Haines Home for Aged People); Series 1998, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.16%	02/01/28	900	900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Carolina–6.10%
Durham (City of); Series 2005 D, Ref. Unlimited Tax GO Bonds	5.00%	04/01/12	$500	$502,033

North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(a)	0.13%	12/01/21	900	900,000

North Carolina (State of) Capital Facilities Finance Agency (St. Mary’s School); Series 2006, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.15%	09/01/27	930	930,000

North Carolina (State of) Capital Facilities Finance Agency (Warren Wilson College); Series 2006, VRD Educational Facilities RB (LOC–Bank of America, N.A.)(a)(b)	0.23%	06/01/31	950	950,000

				3,282,033

North Dakota–3.72%
Fargo (City of) (Cass Oil Co.); Series 1984, VRD Commercial Development RB (LOC–U.S. Bank, N.A.)(a)(b)	0.30%	12/01/14	2,000	2,000,000

Ohio–1.75%
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion); Series 2007 B, VRD Health Care RB (LOC–PNC Bank, N.A.)(a)(b)	0.16%	11/01/40	690	690,000

Columbus (City of); Series 2009 A, Various Purpose Unlimited tax GO Bonds	4.00%	07/01/12	250	253,082

				943,082

Oregon–2.75%
Oregon (State of) Health, Housing, Educational & Cultural Facilities Authority (Sacred Heart Medical Center Foundation); Series 1998 A, VRD RB (LOC–U.S. Bank N.A.)(a)(b)	0.12%	11/01/28	880	880,000

Portland (City of) Housing Authority (New Market West); Series 2004, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.25%	04/01/34	600	600,000

				1,480,000

Pennsylvania–5.40%
Derry (Township of) Industrial & Commercial Development Authority (Hershey Arena); Series 2000 A, VRD Hotel Tax RB (LOC–PNC Bank, N. A.)(a)(b)	0.16%	11/01/30	675	675,000

Haverford Township School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(a)(b)	0.17%	03/01/30	1,200	1,200,000

Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.17%	10/15/25	600	600,000

Moon (Township of) Industrial Development Authority (Providence Point); Series 2007, VRD First Mortgage RB (LOC–Lloyds TSB Bank PLC)(a)(b)(g)	0.16%	07/01/38	429	429,000

				2,904,000

South Carolina–4.97%
South Carolina (State of) Jobs-Economic Development Authority (John Ancrum SPCA); Series 2007, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.48%	08/01/27	2,120	2,120,000

South Carolina (State of) Jobs-Economic Development Authority (YMCA of Columbia, SC); Series 2006, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.23%	10/01/28	400	400,000

South Carolina (State of); Series 2005 A, State Research University Infrastructure Unlimited Tax GO Bonds	5.00%	11/01/12	150	154,825

				2,674,825

Tennessee–4.95%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(e)	0.31%	06/01/24	1,490	1,490,000

Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Vanderbilt University); Series 2000 A, VRD RB(a)	0.11%	10/01/30	675	675,000

Shelby (County of) Health, Educational & Housing Facility Board (Providence Place Apartments); Series 2007, Ref. VRD MFH RB (CEP–FNMA)(a)	0.14%	12/15/42	500	500,000

				2,665,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–6.88%
Angleton Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	2.50%	02/15/13	$650	$663,904

Houston (City of);
Series 2004 B-6, Ref. VRD Combined Utility System First Lien RB (LOC–Bank of Nova Scotia)(a)(b)(g)	0.10%	05/15/34	800	800,000

Series 2009 H-2, GO Commercial Paper Notes	0.16%	05/22/12	500	500,000

Series 2009 H-2, GO Commercial Paper Notes	0.16%	05/24/12	1,000	1,000,000

Ponder Independent School District; Series 2012, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	2.00%	08/15/12	100	100,739

Texas (State of) Public Finance Authority; Series 2008, Ref. Unlimited Tax GO Bonds	5.00%	10/01/12	425	436,526

Texas (State of); Series 2011 A, TRAN	2.50%	08/30/12	100	101,110

Texas A&M University System Board of Regents; Series 2003 A, Revenue Financing System RB	5.25%	05/15/12	100	101,038

				3,703,317

Utah–2.61%
Jordan School District Board of Education; Series 2007, School Building Unlimited Tax GO Bonds (CEP–Utah School Bond Guaranty Program)	4.00%	06/15/12	200	202,118

Nebo School District; Series 2011, School Building Unlimited Tax GO Bonds (CEP–Utah School Bond Guaranty Program)	2.00%	07/01/12	500	502,894

Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(a)	0.13%	05/15/35	500	500,000

Utah (State of); Series 2010, Unlimited Tax GO Bonds	2.00%	07/01/12	200	201,132

				1,406,144

Virginia–0.72%
Blacksburg (Town of); Series 2011 C, Ref. Unlimited Tax GO Bonds	2.00%	07/15/12	385	387,434

Washington–2.05%
King (County of);
Series 2011 A, Limited Tax GO BAN	2.75%	03/01/12	300	300,000

Series 2011 B, Limited Tax GO BAN	3.00%	06/13/12	500	503,867

Washington (State of) Housing Finance Commission (District Council No. 5 Apprenticeship & Training Trust Fund); Series 2006, VRD Non-profit RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.25%	11/01/32	300	300,000

				1,103,867

Wisconsin–1.37%
Wisconsin (State of) Health & Educational Facilities Authority (Three Pillars Senior Living Communities); Series 2004 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.25%	08/15/34	735	735,000

Wyoming–3.38%
Gillette (City of), (PacifiCorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(a)(b)(g)	0.12%	01/01/18	1,820	1,820,000

Total Municipal Obligations (Cost $53,673,139)				53,673,139

Commercial Paper–0.65%
Asset-Backed Securities–Fully Supported–0.65%
Kells Funding LLC (CEP– Federal Republic of Germany)(e)(g) (Cost $349,571)	0.00%	06/01/12	350	349,571

TOTAL INVESTMENTS(h)(i)–100.39% (Cost $54,022,710)				54,022,710

OTHER ASSETS LESS LIABILITIES–(0.39%)				(211,250)

NET ASSETS–100.00%				$53,811,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Tax-Exempt Cash Fund

Investment Abbreviations:

BAN	– Bond Anticipation Notes
CEP	– Credit Enhancement Provider
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Reference
TAN	– Tax Anticipation Notes
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $2,239,571, which represented 4.16% of the Trust’s Net Assets.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(g)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. No concentration of any single foreign country was greater than 5%.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Bank of America, N.A.	23.9%

Wells Fargo Bank, N.A.	8.0

T.D Bank, N.A.	7.2

FNMA	5.5

U.S. Bank, N.A.	5.4

PNC Bank, N.A.	5.3

(i)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $54,022,710)	$54,022,710

Cash	30,058

Receivable for:
Investments sold	410,019

Fund shares sold	93,120

Interest	86,561

Investment for trustee deferred compensation and retirement plans	45,842

Other assets	13,262

Total assets	54,701,572

Liabilities:
Payable for:
Investments purchased	664,671

Fund shares reacquired	75,207

Dividends	62

Accrued fees to affiliates	7,750

Accrued other operating expenses	90,595

Trustee deferred compensation and retirement plans	51,827

Total liabilities	890,112

Net assets applicable to shares outstanding	$53,811,460

Net assets consist of:
Shares of beneficial interest	$53,850,367

Undistributed net investment income	(20,328)

Undistributed net realized gain (loss)	(18,579)

$53,811,460

Net Assets:
Class A	$31,831,372

Class Y	$12,459,053

Investor Class	$9,521,035

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	31,861,131

Class Y	12,462,656

Investor Class	9,531,141

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$129,697

Expenses:
Advisory fees	206,276

Administrative services fees	50,000

Custodian fees	8,553

Distribution fees — Class A	36,522

Transfer agent fees	76,219

Trustees’ and officers’ fees and benefits	19,254

Registration and filing fees	39,535

Reports to shareholders	29,420

Professional services fees	72,288

Other	(32,868)

Total expenses	505,199

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(403,450)

Net expenses	101,749

Net investment income	27,948

Net realized gain from investment securities	1,755

Net increase in net assets resulting from operations	$29,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$27,948	$27,900

Net realized gain (loss)	1,755	(4,593)

Net increase in net assets resulting from operations	29,703	23,307

Distributions to shareholders from net investment income:
Class A	(17,653)	(16,393)

Class Y	(5,603)	(6,010)

Investor Class	(4,692)	(5,497)

Total distributions from net investment income	(27,948)	(27,900)

Share transactions–net:
Class A	(4,594,252)	17,419,873

Class Y	(5,685)	(4,316,832)

Investor Class	(241,687)	(2,196,817)

Net increase (decrease) in net assets resulting from share transactions	(4,841,624)	10,906,224

Net increase (decrease) in net assets	(4,839,869)	10,901,631

Net assets:
Beginning of year	58,651,329	47,749,698

End of year (includes undistributed net investment income of $(20,328) and $(20,328), respectively)	$53,811,460	$58,651,329

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.
  The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

13        Invesco Tax-Exempt Cash Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive all fees and/or reimburse all expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $206,276 and reimbursed Fund expenses of $160,482.

14        Invesco Tax-Exempt Cash Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended February 29, 2012, the Class A shares paid $0 after IDI waived Plan fees of $36,522.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$54,022,710	$—	$54,022,710

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities purchases of $1,200,175 and securities sales of $2,690,122, which resulted in net realized gains (losses) of $0.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $170.

15        Invesco Tax-Exempt Cash Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,008 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted temporarily to overdraft or leave balances in its account with its custodian bank, The Bank of New York Mellon. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. The parties compensate one another for any overdraft or remaining balance in the account by either earning the interest that accrues on the overdrawn or balance amount in the account or by paying the other party a contractually agreed upon fee.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income-tax exempt	$27,948	$27,900

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income-tax exempt	$26,180

Temporary book/tax differences	(46,508)

Capital loss carryforward	(18,579)

Shares of beneficial interest	53,850,367

Total net assets	$53,811,460

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,756 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 29, 2013	$101	$—	$101

February 29, 2017	10,203	—	10,203

February 29, 2018	3,681	—	3,681

February 29, 2019	4,594	—	4,594

	$18,579	$—	$18,579

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 29, 2012, undistributed net realized gain (loss) was increased by $2,896 and shares of beneficial interest was decreased by $2,896. This reclassification had no effect on the net assets of the Fund.

16        Invesco Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	56,736,223	$56,736,223	49,260,858	$49,260,858

Class Y	16,248,802	16,248,802	40,843,360	40,843,360

Investor Class	5,064,736	5,064,736	2,261,635	2,261,635

Issued as reinvestment of dividends:
Class A	14,366	14,366	14,409	14,409

Class Y	5,599	5,599	5,999	5,999

Investor Class	4,650	4,650	5,405	5,405

Issued in connection with acquisitions:(b)
Class A	—	—	18,893,024	18,870,018

Reacquired:
Class A	(61,344,841)	(61,344,841)	(50,725,412)	(50,725,412)

Class Y	(16,260,086)	(16,260,086)	(45,166,191)	(45,166,191)

Investor Class	(5,311,073)	(5,311,073)	(4,463,857)	(4,463,857)

Net increase (decrease) in share activity	(4,841,624)	$(4,841,624)	10,929,230	$10,906,224

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Tax Free Money Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 8, 2009 and by the shareholders of Van Kampen Tax Free Money Fund on May 11, 2010. The acquisition as accomplished by a tax-free exchange of 18,893,024 shares of the Fund for 18,893,024 shares outstanding of Van Kampen Tax Free Money Fund as of the close of business on May 28, 2010. The single class of Van Kampen Tax Free Money Fund was exchanged for a like class of shares of the Fund based on the relative net asset value of Van Kampen Tax Free Money Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Tax Free Money Fund’s net assets at that date of $18,870,018 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $44,076,341.

17        Invesco Tax-Exempt Cash Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
								to average		to average net		Ratio of net
	Net asset			Dividends				net assets		assets without		investment
	value,	Net		from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		investment	value, end	Total	end of period	and/or expenses		and/or expenses		average
	of period	income		income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets

Class A
Year ended 02/29/12	$1.00	$0.00	(c)	$(0.00)	$1.00	0.05%	$31,831	0.17	%(b)	0.89	%(b)	0.05	%(b)
Year ended 02/28/11	1.00	0.00	(c)	(0.00)	1.00	0.05	36,425	0.29		0.82		0.05
Eleven months ended 02/28/10	1.00	0.00	(c)	(0.00)	1.00	0.07	19,008	0.36	(d)	1.07	(d)	0.08	(d)
Year ended 03/31/09	1.00	0.01	(c)	(0.01)	1.00	1.06	18,838	0.98		1.18		1.05
Year ended 03/31/08	1.00	0.03		(0.03)	1.00	2.62	31,812	0.92		1.07		2.58
Year ended 03/31/07	1.00	0.03		(0.03)	1.00	2.66	38,106	1.03		1.19		2.62

Class Y
Year ended 02/29/12	1.00	0.00	(c)	(0.00)	1.00	0.05	12,459	0.17	(b)	0.79	(b)	0.05	(b)
Year ended 02/28/11	1.00	0.00	(c)	(0.00)	1.00	0.05	12,464	0.29		0.72		0.05
Eleven months ended 02/28/10	1.00	0.00	(c)	(0.00)	1.00	0.07	16,782	0.36	(d)	0.93	(d)	0.08	(d)
Year ended 03/31/09(e)	1.00	0.00	(c)	(0.00)	1.00	0.27	11,169	0.94	(d)	1.01	(d)	1.09	(d)

Investor Class
Year ended 02/29/12	1.00	0.00	(c)	(0.00)	1.00	0.05	9,521	0.17	(b)	0.79	(b)	0.05	(b)
Year ended 02/28/11	1.00	0.00	(c)	(0.00)	1.00	0.05	9,762	0.29		0.72		0.05
Eleven months ended 02/28/10	1.00	0.00	(c)	(0.00)	1.00	0.07	11,960	0.36	(d)	0.93	(d)	0.08	(d)
Year ended 03/31/09	1.00	0.01	(c)	(0.01)	1.00	1.14	12,647	0.90		0.93		1.13
Year ended 03/31/08	1.00	0.03		(0.03)	1.00	2.72	13,959	0.82		0.82		2.68
Year ended 03/31/07	1.00	0.03		(0.03)	1.00	2.76	13,203	0.93		0.94		2.72

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Ratios are based on average daily net assets (000’s) of $36,611, $12,138 and $10,187 for Class A, Class Y and Investor Class shares, respectively.
(c)	Calculated using average shares outstanding.
(d)	Annualized.
(e)	Commencement date of October 3, 2008.

18        Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

19        Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,000.20	$0.80	$1,024.07	$0.81	0.16%

Y	1,000.00	1,000.20	0.80	1,024.07	0.81	0.16

Investor	1,000.00	1,000.20	0.80	1,024.07	0.81	0.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

20        Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management)	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

		Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

T-2        Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	140	None

		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	140	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	140	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4        Invesco Tax-Exempt Cash Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

TEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Tax-Free Intermediate Fund
Nasdaq:
A: ATFAX ▪ A2: AITFX ▪ Y: ATFYX ▪ Institutional: ATFIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
37	Financial Statements
39	Notes to Financial Statements
45	Financial Highlights
46	Auditor’s Report
47	Fund Expenses
48	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
      That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term-keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Tax-Free Intermediate Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Tax-Free Intermediate Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Tax-Free Intermediate Fund posted positive returns and, at net asset value (NAV), outperformed its style-specific benchmark, the Bank of America (BofA) Merrill Lynch 3 - 7 Year Municipal Index. However, the Fund underperformed its broad market benchmark, the Barclays Municipal Bond Index, for the same period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.88%

Class A2 Shares	10.25

Class Y Shares	10.26

Institutional Class Shares	10.11

Barclays Municipal Bond Index▼ (Broad Market Index)	12.42

BofA Merrill Lynch 3–7 Year Municipal Index▼ (Style-Specific Index)	7.86

Lipper Intermediate Municipal Debt Funds Index▼ (Peer Group Index)	9.98

Source(s):▼Lipper Inc.

How we invest
We believe an actively managed portfolio of municipal bonds can provide a steady stream of tax-exempt income while seeking to protect principal. Through active management, we strive to avoid capital gains and ordinary income, which are taxable to shareholders, and to provide competitive tax-exempt income in all market environments.
     We invest primarily in municipal debt securities, which include revenue and general obligation bonds. The Fund is permitted to purchase bonds of different maturities in an effort to better capitalize on interest rate movements and to manage the Fund’s duration for preservation of capital purposes. The Fund may invest up to 20% of assets in below-investment grade bonds. It does not invest in bonds that pay interest subject to the alternative minimum tax.
     We generally invest in revenue bonds, which are municipal bonds issued to finance specific public works projects, such as bridges or sewer systems. Proceeds generated by those projects are used to pay interest and principal on the bonds.
     We typically purchase and hold municipal bonds to maturity to avoid selling-related capital gains. However, we will consider selling securities based on factors such as:
■	Degradation in credit quality.

■	A decision to shorten or lengthen the Fund’s duration.

■	Reducing exposure to a particular sector or issuer.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned 10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1
     During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010,

the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
      In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.
     In terms of yield curve positioning, the Fund’s overweight exposure to the short and intermediate (less than 10 years) part of the curve contributed to relative returns as yields declined during most of the reporting period.
     Sector performance was driven by spread tightening between lower rated and higher rated investment grade municipal securities for most of the reporting period, largely due to declining yields, increased demand and lower tax-exempt issuance. As a result, our overweight exposure to lower quality credits contributed to Fund performance as these credits outperformed their higher quality counterparts.
     Our overweight exposure and security selection in hospital bonds contributed to returns for the reporting period. Our underweight exposure to state general obligation bonds detracted from performance.

Portfolio Composition
By credit sector

Revenue Bonds	82.7%

General Obligation Bonds	13.4

Pre-Refunded Bonds	0.6

Other	3.3

Total Net Assets	$1.5 billion

Total Number of Holdings	842

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	E-470 Public Highway Authority	5.00%	9/2/13	1.1%

2.	Suffolk (County of)	2.00	7/12/12	1.0

3.	Louisville (City of) & Jefferson (County of) Metropolitan Sewer District	5.00	5/15/20	0.8

4.	Southglenn Metropolitan District	1.16	12/1/30	0.8

5.	Michigan (State of) Hospital Finance Authority	0.13	10/15/38	0.8
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Tax-Free Intermediate Fund

     Thank you for investing in Invesco Tax-Free Intermediate Fund and for sharing our long-term investment horizon.
1 Source: Lipper Inc.
2 Source: CBS News
3 Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. He joined Invesco in 2010. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. He joined Invesco in 2010. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. He joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
Effective March 1, 2012, after the close of the reporting period, Richard Berry and Stephen Turman left the management team.

5	Invesco Tax-Free Intermediate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.

■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco Tax-Free Intermediate Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

10	Years	4.02%	4.00%	3.96%

5	Years	5.11	5.09	4.88

1	Year	7.09	7.09	5.83

Class A2 Shares

Inception (5/11/87)		5.46%	5.45%	5.38%

10	Years	4.50	4.48	4.41

5	Years	5.72	5.69	5.44

1	Year	9.17	9.17	7.29

Class Y Shares

10	Years	4.59%	4.57%	4.50%

5	Years	5.91	5.89	5.61

1	Year	10.26	10.26	8.01

Institutional Class Shares

10	Years	4.58%	4.52%	4.45%

5	Years	5.89	5.86	5.59

1	Year	10.11	10.11	7.90

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

10	Years	4.16%	4.14%	4.09%

5	Years	4.89	4.86	4.68

1	Year	6.17	6.17	5.19

Class A2 Shares

Inception (5/11/87)		5.42%	5.41%	5.35%

10	Years	4.63	4.61	4.54

5	Years	5.47	5.45	5.23

1	Year	8.05	8.05	6.52

Class Y Shares

10	Years	4.72%	4.70%	4.62%

5	Years	5.66	5.64	5.40

1	Year	9.13	9.13	7.23

Institutional Class Shares

10	Years	4.72%	4.66%	4.58%

5	Years	5.64	5.61	5.37

1	Year	9.08	9.08	7.18

Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on July 30, 2004. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.60%, 0.35%, 0.35% and 0.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	Invesco Tax-Free Intermediate Fund

Invesco Tax-Free Intermediate Fund’s investment objective is federal tax-exempt current income.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.

About indexes used in this report
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The BofA Merrill Lynch 3-7 Year Municipal Index consists of bonds with an outstanding par greater than or equal to $25 million and a maturity range between three and seven years.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ATFAX
Class A2 Shares	AITFX
Class Y Shares	ATFYX
Institutional Class Shares	ATFIX

8	Invesco Tax-Free Intermediate Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–99.11%
Alabama–2.66%
Alabama (State of) Public School & College Authority;
Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/15	$1,000	$1,139,810

Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/18	1,000	1,221,540

Alabama (State of) Special Care Facilities Financing Authority of Birmingham (Ascension Health Senior Credit Group); Series 2006 C-1, RB(a)(b)	4.10%	11/03/16	2,000	2,252,840

Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/15	1,930	2,075,406

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/16	2,335	2,550,988

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/17	2,465	2,725,920

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/18	1,985	2,205,970

Series 2003 A, Ref. RB (INS–AGM)(c)	4.00%	07/01/19	1,410	1,577,550

Series 2003 A, Ref. RB (INS–AGM)(c)	4.50%	07/01/20	1,375	1,566,716

Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital);
Series 2009, Health Care Facility RB (INS–AGC)(c)	4.50%	06/01/18	990	1,044,490

Series 2009, Health Care Facility RB (INS–AGC)(c)	4.63%	06/01/19	750	788,835

Series 2009, Health Care Facility RB (INS–AGC)(c)	5.00%	06/01/21	525	551,087

Series 2009, Health Care Facility RB (INS–AGC)(c)	5.25%	06/01/24	1,000	1,046,530

Series 2009, Health Care Facility RB (INS–AGC)(c)	5.75%	06/01/29	2,000	2,098,220

Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(c)	4.25%	08/01/18	3,540	4,117,162

Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(c)	4.25%	08/01/19	3,535	4,127,501

Huntsville (City of) Health Care Authority;
Series 2010 A, RB	4.50%	06/01/15	1,970	2,144,266

Series 2010 A, RB	5.00%	06/01/18	2,740	3,163,823

Mobile (City of) Industrial Development Board (Alabama Power Co.–Barry Plant); Series 2007 C, PCR(a)(b)	5.00%	03/19/15	2,150	2,405,743

				38,804,397

Alaska–0.93%
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation);
Series 2004 A, RB (INS–AGM)(c)	5.13%	04/01/19	1,000	1,187,390

Series 2009 C, Ref. RB	4.00%	04/01/13	545	558,222

Series 2009 C, Ref. RB	4.25%	04/01/15	1,025	1,090,559

Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/21	765	920,547

Alaska (State of) International Airports System; Series 2006 B, RB (INS–NATL)(c)	5.00%	10/01/27	1,135	1,219,013

Alaska (State of) Municipal Bond Bank Authority; Series 2009 1, RB	5.63%	09/01/29	250	288,045

North Slope (Borough of); Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/19	1,000	1,268,600

Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(c)	5.13%	06/01/24	650	731,985

Valdez (City of) (BP Pipelines);
Series 2003, Ref. Marine Terminal RB	5.00%	01/01/21	3,480	4,204,327

Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/21	1,800	2,174,652

				13,643,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–2.69%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS–AGC)(c)	4.00%	07/01/18	$1,250	$1,443,175

Arizona (State of);
Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/13	1,660	1,767,933

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/14	3,000	3,293,760

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/15	2,000	2,257,880

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/16	3,000	3,473,580

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/18	2,000	2,368,220

Series 2010 A, COP (INS–AGM)(c)	5.00%	10/01/19	1,000	1,193,540

Series 2010 B, COP (INS–AGM)(c)	5.00%	10/01/21	2,000	2,350,000

Series 2010 B, COP (INS–AGM)(c)	5.00%	10/01/22	2,000	2,316,940

Series 2010 B, COP (INS–AGM)(c)	5.00%	10/01/23	2,000	2,307,860

Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	07/01/23	1,500	1,735,260

Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 B, Ref. PCR(a)(b)	5.50%	05/01/12	2,500	2,518,150

Mesa (City of); Series 2009, Highway Project Advancement RN	3.50%	07/01/15	5,000	5,187,250

Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, RB	5.20%	07/01/22	350	351,467

Series 2012, RB	6.00%	07/01/32	500	502,435

Pima (County of) Metropolitan Domestic Water Improvement District; Series 2009, Ref. Sr. Lien RB (INS–AGM)(c)	3.00%	01/01/14	1,000	1,040,170

Pima (County of);
Series 2010, COP	3.50%	06/01/14	2,130	2,233,028

Series 2010, COP	3.50%	06/01/15	1,200	1,275,252

University Medical Center Corp.;
Series 2011, Hospital RB	3.00%	07/01/12	395	396,983

Series 2011, Hospital RB	4.00%	07/01/13	500	513,770

Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–SGI)(c)	5.00%	07/01/24	750	829,702

				39,356,355

California–9.15%
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	08/01/25	1,520	1,739,929

Alhambra Unified School District (Election of 2004); Series 2009 B, Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/28	1,350	1,526,283

Association of Bay Area Governments Finance Authority for Non-profit Corps. (Casa de las Campanas, Inc.);
Series 2010, RB (INS–Cal-Mortgage)(c)	3.00%	09/01/12	200	201,814

Series 2010, RB (INS–Cal-Mortgage)(c)	4.00%	09/01/15	1,000	1,070,580

California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center);
Series 2009, RB	5.00%	08/15/12	1,500	1,532,280

Series 2011, Ref. RB	5.00%	08/15/15	1,000	1,128,450

California (State of) Health Facilities Financing Authority (St. Joseph Health System);
Series 2009 C, Ref. RB(a)(b)	5.00%	10/16/14	3,125	3,429,594

Series 2009 D, Ref. RB(a)(b)	5.00%	10/18/16	6,000	6,909,960

California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB (INS–Cal-Mortgage)(c)	5.10%	02/01/19	820	918,630

Series 2010 B, RB (INS–Cal-Mortgage)(c)	5.50%	02/01/24	1,250	1,380,125

California (State of) Pollution Control Financing Authority (BP West Coast Products LLC); Series 2009, Ref. Environmental Improvement RB(a)(b)	2.60%	09/02/14	4,650	4,852,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS–Cal-Mortgage)(c)	5.00%	08/15/17	$385	$435,608

Series 2008 A, RB (INS–Cal-Mortgage)(c)	5.25%	08/15/19	325	366,620

California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB (INS–AMBAC)(c)	5.05%	10/01/28	1,500	1,578,405

California (State of) Statewide Communities Development Authority (Southern California Edison Co.); Series 2006 A, Ref. PCR (INS–SGI)(a)(b)(c)	4.10%	04/01/13	1,575	1,633,417

California (State of) Statewide Communities Development Authority (State of California Proposition 1A Receivables Program); Series 2009, RB	5.00%	06/15/13	3,000	3,176,490

California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/20	1,900	2,270,956

Series 2009 B, Ref. Economic Recovery Unlimited Tax GO Bonds(a)(b)	5.00%	07/01/14	1,095	1,203,361

Series 2011, Ref. Unlimited Tax GO Bonds	5.00%	09/01/16	2,500	2,944,550

Series 2011, Ref. Unlimited Tax GO Bonds	5.00%	09/01/17	2,000	2,406,680

California Infrastructure & Economic Development Bank (The Paul Getty Trust); Series 2011 J, Ref. RB(a)(b)	0.66%	03/01/12	2,000	2,000,000

Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/21	1,500	1,079,400

Evergreen Elementary School District (Election of 2006);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/25	3,000	1,783,560

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/28	1,000	474,230

Fresno (City of); Series 2008 A, Sewer System RB (INS–AGC)(c)	5.00%	09/01/25	2,040	2,316,257

Hayward Unified School District (Election of 2008);
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/17	1,000	864,430

Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/20	1,000	755,740

Inland Valley Development Agency;
Series 2011 A, Tax Allocation RB(a)(b)	4.00%	03/01/14	4,000	4,126,160

Series 2011 B, Tax Allocation RB(a)(b)	4.25%	03/01/15	2,500	2,620,725

Series 2011 C, Tax Allocation RB(a)(b)	4.50%	03/01/16	2,500	2,657,050

Irvine (City of) Public Facilities & Infrastructure Authority;
Series 2012 A, Special Assessment RB	2.00%	09/02/12	1,050	1,056,688

Series 2012 A, Special Assessment RB	3.00%	09/02/14	445	459,422

Kern Community College District; Series 2010, Ref. COP	4.00%	04/01/14	2,000	2,122,220

Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/24	1,000	1,163,230

Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2008 C, Sub. RB	5.00%	05/15/28	1,000	1,102,100

Series 2009 A, Sr. RB	5.25%	05/15/29	1,000	1,141,050

Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/21	2,000	2,495,960

Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/26	670	770,982

Lynwood (City of) Utility Authority; Series 2009 A, Ref. Enterprise RB (INS–AGC)(c)	5.00%	06/01/29	500	552,215

Madera (City of) Irrigation District; Series 2008, Ref. Water RB	5.00%	01/01/23	2,250	2,453,400

Monrovia (City of) Financing Authority (Library); Series 2007, Lease RB (INS–AMBAC)(c)	4.63%	12/01/32	1,000	1,011,270

Monterey (County of) (2009 Refinancing);
Series 2009, COP (INS–AGM)(c)	5.00%	08/01/16	1,000	1,146,250

Series 2009, COP (INS–AGM)(c)	5.00%	08/01/19	2,360	2,777,838

New Haven Unified School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	08/01/20	2,530	3,087,157

Newport Beach (City of) (Hoag Memorial Hospital Presbyterian); Series 2009 D, RB(a)(b)	5.00%	02/07/13	1,000	1,042,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/14	$1,000	$1,074,430

Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/16	1,000	1,114,110

Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/20	1,000	1,176,370

Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/21	1,000	1,163,340

Palm Springs (City of) Financing Authority (Convention Center);
Series 2012 A, Ref. Lease RB	2.00%	11/01/12	300	302,859

Series 2012 A, Ref. Lease RB	2.00%	11/01/13	500	509,510

Series 2012 A, Ref. Lease RB	2.00%	11/01/14	600	612,438

Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/23	1,300	836,446

Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/18	1,000	1,182,320

Series 2009 D, Sub. & Passenger Facility Charge Grant Airport System RB (INS–AGC)(c)	5.13%	07/01/25	1,500	1,688,685

Series 2010, Ref. COP	5.00%	02/01/14	6,000	6,344,580

Series 2010, Ref. COP	5.00%	02/01/16	4,665	5,162,429

Series 2010, Ref. COP	5.00%	02/01/17	4,000	4,477,280

Series 2010, Ref. COP	5.25%	02/01/18	3,000	3,416,220

Series 2010, Ref. COP	5.25%	02/01/19	1,500	1,713,240

Series 2010, Sr. Airport System RB	5.00%	07/01/23	500	578,665

San Diego (City of) Public Facilities Financing Authority;
Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/13	1,000	1,057,510

Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/14	500	551,305

San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/26	2,000	2,308,140

Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–NATL)(c)	4.38%	01/01/24	1,000	1,031,930

Santa Monica Community College District (Election of 2002); Series 2010 E, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/26	1,000	555,740

Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/22	1,900	1,287,763

Series 2009 B-1, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/23	2,000	1,273,940

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)(c)	3.50%	05/31/13	500	500,575

Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(c)	5.00%	03/01/29	2,040	2,142,571

Vernon (City of);
Series 2009 A, Electric System RB	5.13%	08/01/21	4,600	5,000,154

Series 2009 A, Electric System RB	5.50%	08/01/15	625	693,056

West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/27	1,000	1,262,740

West Sacramento (City of) Area Flood Control Agency; Series 2008, Special Assessment RB	5.13%	09/01/23	1,075	1,172,879

Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	08/01/28	1,500	1,690,365

				133,647,341

Colorado–3.31%
Adams State College;
Series 2009 A, Auxiliary Facilities Improvement RB (CEP–Colorado Higher Education Intercept Program)	5.00%	05/15/29	450	503,771

Series 2009 A, Auxiliary Facilities Improvement RB (CEP–Colorado Higher Education Intercept Program)	5.20%	05/15/27	340	388,117

Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB (INS–AGM)(c)	5.00%	12/01/20	1,000	1,139,370

Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	6.75%	12/01/23	880	1,035,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.);
Series 2003 A, Hospital RB (INS–AGM)(c)	5.00%	05/15/15	$1,000	$1,111,070

Series 2003 A, Hospital RB (INS–AGM)(c)	5.25%	05/15/26	1,000	1,122,880

Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/19	2,795	3,325,435

Colorado School of Mines Board of Trustees; Series 2009 A, Ref. & Improvement Enterprise RB (CEP–Colorado Higher Education Intercept Program)	5.00%	12/01/29	500	553,145

Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds	5.00%	12/01/28	1,000	1,184,950

E-470 Public Highway Authority;
Series 2007 C-2, Sr. RB (INS–NATL)(a)(b)(c)	5.00%	09/02/13	3,300	3,467,772

Series 2007 D-2, Sr. RB (INS–NATL)(a)(b)(c)	5.00%	09/02/13	14,755	15,505,144

Glenwood Springs (City of);
Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/13	100	103,649

Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/14	1,005	1,059,893

Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/15	1,000	1,068,680

Northern Colorado Water Conservancy District; Series 2007 J, Ref. RB (INS–AMBAC)(c)	5.00%	12/01/14	1,300	1,446,679

Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/23	1,525	1,729,258

Series 2008, Natural Gas Purchase RB	6.25%	11/15/28	2,000	2,339,520

Southglenn Metropolitan District; Series 2007, VRD Special RB (LOC–BNP Paribas)(e)(f)	1.16%	12/01/30	11,250	11,250,000

				48,335,243

Connecticut–0.61%
Connecticut (State of) (Transportation Infrastructure); Series 2009 A, Special Tax Obligation RB	5.00%	12/01/16	2,000	2,406,220

Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	4.00%	07/01/23	1,500	1,571,445

Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University);
Series 2012 H, Ref. RB (INS–AGM)(c)	3.00%	07/01/13	1,000	1,027,470

Series 2012 H, Ref. RB (INS–AGM)(c)	4.00%	07/01/22	2,590	2,773,450

New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB	5.13%	06/01/23	1,000	1,119,730

				8,898,315

Delaware–0.20%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	4.05%	07/01/22	1,000	1,061,220

Series 2009 A, RB	5.00%	07/01/18	1,540	1,782,427

				2,843,647

District of Columbia–0.89%
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB	4.75%	03/01/17	2,035	2,132,761

District of Columbia (Georgetown University);
Series 2001 C, University RB(a)(b)	5.25%	04/01/23	2,000	2,236,480

Series 2009 A, Ref. University RB	5.00%	04/01/15	2,000	2,222,020

Series 2011, University RB(a)(b)	5.00%	04/01/21	2,055	2,420,934

District of Columbia;
Series 2011 B, Ref. Income Tax Sec. RB(a)(b)	0.46%	03/01/12	2,000	2,000,000

Series 2011 E, Ref. Income Tax Sec. RB(a)(b)	0.76%	03/01/12	2,000	2,000,000

				13,012,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–5.57%
Broward (County of); Series 2009 O, Ref. Airport System RB	5.00%	10/01/14	$1,490	$1,637,376

Citizens Property Insurance Corp. (Coastal Account);
Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	1,000	1,135,770

Series 2011 A-2, Sr. Sec. RB	2.00%	06/01/12	1,000	1,004,190

Citizens Property Insurance Corp. (High Risk Account);
Series 2009 A-1, Sr. Sec. RB (INS–AGC)(c)	4.00%	06/01/12	2,000	2,019,120

Series 2009 A-1, Sr. Sec. RB (INS–AGC)(c)	5.00%	06/01/16	2,000	2,259,600

Series 2010 A-1, Sr. Sec. RB (INS–AGM)(c)	5.00%	06/01/14	2,500	2,723,275

Series 2010 A-1, Sr. Sec. RB (INS–AGM)(c)	5.00%	06/01/17	2,000	2,275,260

Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/23	2,000	2,312,900

Series 2009 A, Lottery RB	5.25%	07/01/24	1,715	1,992,436

Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–NATL)(c)	5.00%	07/01/18	1,335	1,512,862

Florida (State of) Department of Environmental Protection;
Series 2002 B, Florida Forever RB(a)(g)	5.25%	07/01/12	3,000	3,072,810

Series 2003 C, Florida Forever RB (INS–AMBAC)(c)	5.00%	07/01/19	3,525	3,744,607

Florida (State of) Municipal Power Agency (St. Lucie);
Series 2011 A, RB	4.00%	10/01/16	500	556,330

Series 2011 A, RB	4.00%	04/01/17	500	556,940

Florida Hurricane Catastrophe Fund Finance Corp.;
Series 2008 A, RB	5.00%	07/01/13	1,730	1,831,101

Series 2010 A, RB	5.00%	07/01/15	5,250	5,868,870

Gulf Breeze (City of) (2010 A Loan Program–Loans to City of Pensacola);
Series 2010 A, Capital Funding RB (INS–AGM)(c)	5.00%	10/01/15	1,590	1,783,535

Series 2010 A, Capital Funding RB (INS–AGM)(c)	5.00%	10/01/16	1,495	1,716,649

Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB(h)	4.50%	12/01/20	3,050	3,443,694

Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2005 I, Hospital RB	4.50%	11/15/15	2,000	2,237,520

Series 2005 I, Hospital RB	5.00%	11/15/16	2,000	2,322,140

Hillsborough (County of) Industrial Development Authority (Tampa Electric Co.); Series 2007 B, Ref. PCR(a)(b)	5.15%	09/01/13	550	585,178

Jacksonville (City of) (Better Jacksonville); Series 2003, Sales Tax RB (INS–NATL)(c)	5.25%	10/01/16	3,000	3,187,920

JEA; Series 2009 Three A, Electric System RB	5.00%	10/01/26	1,125	1,202,411

Kissimmee (City of) Utility Authority;
Series 2003, Ref. Electric System RB (INS–AGM)(c)	5.00%	10/01/17	1,900	2,258,340

Series 2003, Ref. Electric System RB (INS–AGM)(c)	5.25%	10/01/15	1,500	1,717,590

Series 2003, Ref. Electric System RB (INS–AGM)(c)	5.25%	10/01/16	1,500	1,768,005

Lakeland (City of) (Lakeland Regional Health Systems); Series 2011, Ref. Hospital System RB	4.00%	11/15/14	585	622,896

Martin (County of) Health Facilities (Martin Memorial Medical Center);
Series 2012, RB	5.13%	11/15/32	1,500	1,536,795

Series 2012, RB	5.50%	11/15/32	1,000	1,053,350

Miami (City of) (Homeland Defense); Series 2007, Ref. Limited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/16	1,000	1,122,710

Miami (City of);
Series 1998, Ref. Parking System RB (INS–NATL)(c)	5.25%	10/01/15	900	999,540

Series 2009, Ref. Parking System RB (INS–AGC)(c)	5.00%	10/01/28	750	819,945

Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, Unlimited Tax GO Bonds	5.00%	07/01/17	500	593,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(c)	5.00%	06/01/18	$1,000	$1,165,250

Series 2009, Public Facilities RB (INS–AGC)(c)	5.50%	06/01/29	2,455	2,718,151

Miami-Dade (County of) (Miami International Airport);
Series 2009 A, Aviation RB (INS–AGC)(c)	5.00%	10/01/27	120	132,575

Series 2009 B, Aviation RB (INS–AGC)(c)	5.00%	10/01/26	1,000	1,112,210

Series 2009 B, Aviation RB (INS–AGC)(c)	5.00%	10/01/29	1,000	1,093,260

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2008 A-2, Hospital RB (INS–NATL)(a)(b)(c)	4.55%	08/01/13	500	520,940

Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(c)	5.00%	10/01/24	1,500	1,704,705

Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(c)	5.13%	10/01/25	1,525	1,734,001

Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(c)	5.50%	10/01/20	1,500	1,805,310

Orange (County of) Health Facilities Authority (Orlando Health, Inc.); Series 2009, Hospital RB	5.00%	10/01/14	1,085	1,169,131

Orange (County of); Series 2005, Ref. Tourist Development Tax RB (INS–AMBAC)(c)	5.00%	10/01/12	1,095	1,123,317

Pasco (County of); Series 2009 A, Water & Sewer RB	5.00%	10/01/16	750	889,965

Port St. Lucie (City of) (Municipal Complex); Series 2008, Ref. Master Lease Project COP (INS–AGC)(c)	6.25%	09/01/27	500	567,250

Volusia (County of) School Board; Series 2011, Ref. Sales Tax RB (INS–AGM)(c)	5.00%	10/01/14	2,000	2,164,740

				81,376,160

Georgia–3.26%
Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	4.13%	11/01/19	970	1,094,926

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.00%	11/01/17	1,500	1,765,665

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.00%	11/01/20	1,500	1,753,770

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.00%	11/01/21	1,500	1,736,115

Series 2009 B, Water & Wastewater RB (INS–AGM)(c)	5.25%	11/01/27	2,000	2,454,240

DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/20	2,440	2,692,296

Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/20	2,500	2,846,650

Series 2009 A, RAC	4.50%	06/15/21	2,500	2,831,600

Fulton (County of) Development Authority (Catholic Health East); Series 2010, Health System RB	4.00%	11/15/16	2,460	2,725,065

Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB	5.00%	06/15/29	2,830	3,094,379

Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2010 A, RAC	5.00%	02/15/16	1,245	1,392,495

Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System);
Series 2008 A, RAC	5.00%	08/01/20	1,000	1,120,980

Series 2008 A, RAC	5.25%	08/01/23	1,000	1,103,840

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(c)	5.25%	07/01/29	2,000	2,210,400

Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC	4.00%	08/01/19	635	718,585

Series 2009, RAC	5.00%	08/01/24	1,260	1,437,786

Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (INS–AGM)(c)	3.50%	08/01/20	2,000	2,100,220

Series 2010, RAC (INS–AGM)(c)	5.00%	08/01/21	1,500	1,722,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	4.00%	10/01/13	$700	$728,721

Series 2012 A, RB	4.00%	10/01/14	585	616,947

Series 2012 A, RB	4.00%	10/01/16	1,660	1,765,061

Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	2,500	2,686,000

South Regional Joint Development Authority (Valdosta State University Parking & Health Center);
Series 2007, RB (INS–SGI)(c)	5.00%	08/01/20	1,385	1,591,822

Series 2007, RB (INS–SGI)(c)	5.00%	08/01/21	1,490	1,697,706

Series 2007, RB (INS–SGI)(c)	5.00%	08/01/22	605	682,936

Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	4.75%	11/01/25	750	776,850

Valdosta (City of) & Lowndes (County of) Hospital Authority (South Medical Center); Series 2011 B, RB	5.00%	10/01/24	2,000	2,332,040

				47,679,230

Guam–0.11%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.00%	12/01/12	480	490,531

Series 2009 A, Limited Obligation RB	5.00%	12/01/15	1,085	1,170,856

				1,661,387

Idaho–0.72%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/19	1,000	1,225,630

Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB	5.25%	07/15/25	500	581,635

Idaho (State of) Housing & Finance Association;
Series 2008 D, Class III, Single Family Mortgage RB	5.35%	01/01/29	485	513,213

Series 2009 B, Class III, Single Family Mortgage RB	5.65%	07/01/26	1,265	1,359,078

Regents of the University of Idaho;
Series 2007 B, General RB (INS–AGM)(a)(b)(c)	4.50%	04/01/18	1,760	2,005,397

Series 2011, Ref. General RB(a)(b)	5.25%	04/01/21	3,965	4,757,286

				10,442,239

Illinois–5.07%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/23	1,260	1,439,071

Chicago (City of) (O’Hare International Airport);
Series 2008 A, Ref. Passenger Facility Charge RB (INS–AGM)(c)	5.00%	01/01/16	1,400	1,586,858

Series 2010 C, Third Lien General Airport RB (INS–AGC)(c)	5.25%	01/01/21	1,025	1,227,315

Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB (INS–AGC)(c)	5.25%	06/01/23	2,500	2,808,700

Cook (County of);
Series 2004 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(c)	5.00%	11/15/17	5,000	5,412,150

Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/19	2,015	2,396,560

Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/20	5,000	5,852,050

Cook County School District No. 144 (Prairie Hills);
Series 2010 A, School Limited Tax GO Bonds(g)	4.00%	12/01/16	870	1,004,050

Series 2010 A, School Limited Tax GO Bonds(g)	4.25%	12/01/20	555	670,773

Series 2010 A, School Limited Tax GO Bonds (INS–AGM)(c)	4.00%	12/01/16	90	98,807

Series 2010 A, School Limited Tax GO Bonds (INS–AGM)(c)	4.25%	12/01/20	75	82,802

DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(d)	0.00%	01/01/19	1,000	820,440

Series 2010, School Building Unlimited Tax CAB GO Bonds(d)	0.00%	01/01/20	1,000	774,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Dolton (Village of);
Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	4.25%	12/01/21	$1,000	$1,124,980

Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(c)	4.25%	12/01/22	1,000	1,113,840

Illinois (State of) (Illinois Fund for Infrastructure, Roads, Schools & Transit); Series 2002, Unlimited Tax GO Bonds (INS–NATL)(c)	5.25%	10/01/21	1,000	1,020,130

Illinois (State of) Finance Authority (Advocate Health Care Network);
Series 2003 A, RB(a)(b)	4.38%	07/01/14	775	832,598

Series 2010 D, Ref. RB	5.00%	04/01/20	1,200	1,399,524

Illinois (State of) Finance Authority (Ingalls Memorial Hospital); Series 1985 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(e)(f)	0.13%	01/01/16	5,035	5,035,000

Illinois (State of) Finance Authority (OSF Healthcare System); Series 2009 A, RB	7.00%	11/15/27	1,000	1,131,690

Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 A, RB (INS–AGM)(c)	5.00%	05/15/17	2,000	2,226,860

Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–AGM)(c)	5.25%	03/01/22	1,275	1,472,612

Series 2005, RB (INS–AGM)(c)	5.25%	03/01/23	1,500	1,714,740

Illinois (State of) Finance Authority (The Children’s Memorial Hospital);
Series 2008 A, RB (INS–AGC)(c)	5.25%	08/15/33	665	713,279

Series 2008 C, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(e)(f)	0.15%	08/15/25	1,230	1,230,000

Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2009 C, RB	5.25%	08/15/29	2,015	2,100,577

Illinois (State of) Finance Authority (University of Chicago); Series 1998 B, RB(a)(b)	3.38%	02/03/14	1,045	1,098,556

Illinois (State of) Student Assistance Commission; Series 2009, Student Loan RB (INS–AGC)(c)	3.15%	05/01/14	1,820	1,825,697

Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/16	1,000	1,132,670

Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	01/01/17	800	919,104

Joliet (City of);
Series 2012, Ref. Waterworks & Sewage RB	4.00%	01/01/14	750	789,270

Series 2012, Ref. Waterworks & Sewage RB	4.00%	01/01/15	1,000	1,071,090

Kane & DeKalb Counties Community Unit School District No. 302 (Kaneland); Series 2008, School Building Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	02/01/28	1,500	1,717,515

Kendall (County of) Forest Preserve District; Series 2007, Unlimited Tax GO Bonds (INS–NATL)(c)	5.25%	01/01/23	4,000	4,609,280

Kendall, Kane & Will Counties Community Unit School District No. 308;
Series 2007, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	02/01/23	5,795	6,427,350

Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	4.38%	10/01/21	1,020	1,104,864

Northern Illinois Municipal Power Agency (Prairie State Power); Series 2007 A, RB (INS–NATL)(c)	5.00%	01/01/19	1,000	1,137,620

Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	1,000	1,153,910

St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/19	1,000	1,217,710

Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/21	1,480	1,748,072

Will County Community Unit School District No. 365 (Valley View); Series 2011 B, Ref. Unlimited Tax GO Bonds	5.00%	11/01/17	1,060	1,235,260

Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College); Series 2008, Alternative Revenue Source Unlimited Tax GO Bonds	5.75%	06/01/27	1,435	1,642,372

				74,120,336

Indiana–1.04%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB	5.00%	07/15/22	1,000	1,169,440

Indiana (State of) Health Facility Financing Authority (Ascension Health Subordinate Credit Group); Series 2005 A-6, RB(a)(b)	5.00%	06/01/14	3,500	3,830,645

Indiana (State of) Health Facility Financing Authority (Community Foundation of Northwest Indiana); Series 2004 A, Hospital RB	5.38%	03/01/19	1,000	1,056,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/21	$250	$301,592

Series 2011 A, Power Supply System RB	5.00%	01/01/22	250	299,342

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(c)	5.25%	01/01/29	1,040	1,168,284

Monroe County Community 1996 School Building Corp.; Series 2008, First Mortgage RB (INS–AGM)(c)	5.13%	01/15/24	2,285	2,643,654

Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS–AGC)(c)	5.00%	01/15/22	2,470	2,654,608

Rockport (City of) (Indiana Michigan Power Co.);
Series 2009 A, Ref. PCR(a)(b)	6.25%	06/02/14	1,000	1,102,190

Series 2009 B, Ref. PCR(a)(b)	6.25%	06/02/14	500	551,095

University of Southern Indiana; Series 2009 J, Student Fee RB (INS–AGC)(c)	5.00%	10/01/23	400	458,600

				15,235,770

Iowa–1.87%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.38%	06/15/28	1,825	2,012,044

Des Moines (City of); Series 2011 A, Unlimited Tax GO Bonds	3.00%	06/01/17	3,050	3,409,168

Iowa (State of) Finance Authority (Iowa Health System);
Series 2005 A, Health Facilities RB (INS–AGC)(c)	5.00%	02/15/18	1,000	1,181,030

Series 2005 A, Health Facilities RB (INS–AGC)(c)	5.00%	02/15/19	500	594,620

Series 2009 F, Health Facilities RB(a)(b)	5.00%	08/15/12	1,300	1,327,404

Iowa Student Loan Liquidity Corp.;
Series 2009 1, RB	4.00%	12/01/13	1,500	1,571,385

Series 2009 1, RB	5.00%	12/01/15	2,500	2,798,850

Series 2009 1, RB	5.00%	12/01/16	2,525	2,869,385

Series 2009 1, RB	5.25%	12/01/17	2,500	2,898,275

Series 2009 1, RB	5.25%	12/01/18	2,500	2,916,350

Series 2009 2, RB	5.40%	12/01/23	2,500	2,789,475

Series 2009 3, RB	5.00%	12/01/19	2,500	2,877,175

				27,245,161

Kansas–0.32%
Dodge City (City of); Series 2009, Sales Tax RB (INS–AGC)(c)	5.00%	06/01/21	1,000	1,188,120

Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2009 C, Hospital RB	5.00%	11/15/16	1,000	1,169,530

Series 2009 D, Hospital RB	5.00%	11/15/24	1,585	1,770,017

Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/24	500	556,395

				4,684,062

Kentucky–2.40%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2006, Ref. Hospital RB (INS–AGC)(c)	5.25%	02/01/28	1,030	1,096,981

Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS–AGC)(c)	5.75%	12/01/28	550	613,228

Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS–AGM)(c)	4.00%	09/01/16	800	897,656

Series 2010 A, Power System RB (INS–AGM)(c)	5.00%	09/01/21	5,860	6,995,082

Series 2010 A, Power System RB (INS–AGM)(c)	5.00%	09/01/22	4,560	5,374,279

Series 2010 A, Power System RB (INS–AGM)(c)	5.00%	09/01/23	1,000	1,170,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kentucky–(continued)

Louisville (City of) & Jefferson (County of) Metropolitan Sewer District;
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/14	$1,500	$1,646,550

Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/15	2,500	2,837,825

Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/20	10,000	12,160,700

Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(c)	5.00%	10/01/24	2,000	2,286,200

				35,078,521

Louisiana–3.80%
Greater New Orleans Expressway Commission; Series 2009, Ref. RB (INS–AGC)(c)	2.75%	11/01/14	600	627,774

Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB (INS–AGM)(c)	5.25%	01/01/28	1,000	1,122,870

Lafayette (City of); Series 2010, Utilities RB	5.00%	11/01/26	2,500	2,857,050

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (BRCC Facilities Corp.);
Series 2011, Ref. RB (INS–AGM)(c)	3.00%	12/01/15	1,750	1,883,507

Series 2011, Ref. RB (INS–AGM)(c)	4.00%	12/01/17	1,690	1,944,446

Series 2011, Ref. RB (INS–AGM)(c)	4.00%	12/01/18	1,775	2,044,995

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB (INS–AGM)(c)	4.00%	04/01/18	1,600	1,814,768

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles Public Improvement); Series 2010, RB (INS–AGC)(c)	3.00%	05/01/14	1,000	1,046,280

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles);
Series 2009, Ref. RB (INS–AGC)(c)	4.00%	04/01/16	1,435	1,598,977

Series 2009, Ref. RB (INS–AGC)(c)	4.00%	04/01/18	1,555	1,778,733

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/18	1,000	1,177,620

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (INS–AGC)(c)	5.00%	10/01/26	1,500	1,668,315

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(c)	5.00%	02/01/29	1,000	1,115,060

Louisiana (State of) Offshore Terminal Authority (Loop LCC); Series 2007 B-2A, Deepwater Port RB(a)(b)	2.13%	10/01/15	1,000	1,016,130

Louisiana (State of) Public Facilities Authority (Baton Rouge General Medical Center); Series 2004, FHA Insured Mortgage RB (INS–NATL)(c)	5.00%	07/01/14	1,000	1,083,260

Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS–AGC)(c)	5.00%	07/01/22	500	543,060

Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008 B, Ref. RB (INS–AGC)(c)	5.75%	07/01/18	795	859,920

Series 2009 A, Ref. RB	5.00%	07/01/13	1,500	1,576,800

Series 2009 A, Ref. RB	5.00%	07/01/15	1,000	1,105,450

Series 2009 A, Ref. RB	5.00%	07/01/16	1,000	1,129,610

Series 2009 A, Ref. RB	5.25%	07/01/20	1,000	1,187,180

Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB (INS–AMBAC)(c)	5.00%	06/01/18	1,000	1,126,100

Louisiana (State of) Public Facilities Authority (Nineteenth Judicial District Court Building); Series 2007, RB (INS–NATL)(c)	4.50%	06/01/21	1,000	1,085,360

Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(c)	5.00%	06/01/16	1,000	1,128,490

Series 2006 B, Assessment RB (INS–AMBAC)(c)	5.25%	06/01/14	1,280	1,391,642

Series 2006 C-3, Assessment RB (INS–AGC)(c)	6.13%	06/01/25	1,550	1,807,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

Monroe (City of) (Economic Development–Garret Rd.);
Series 2008, Ref. & Sales Tax Increment RB (INS–AGC)(c)	5.25%	03/01/22	$1,300	$1,332,760

Series 2008, Ref. & Sales Tax Increment RB (INS–AGC)(c)	5.38%	03/01/24	1,000	1,024,120

New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.00%	01/01/16	1,250	1,368,713

Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.13%	01/01/17	1,730	1,924,435

Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.25%	01/01/18	1,575	1,768,378

Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.50%	01/01/19	1,100	1,253,879

Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.75%	01/01/20	1,890	2,155,810

Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	6.00%	01/01/25	1,000	1,123,340

New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(c)	5.00%	01/01/19	500	570,855

Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(c)	6.00%	01/01/23	1,025	1,225,347

New Orleans (City of); Series 2009, Ref. Sewerage Service RB (INS–AGC)(c)	6.25%	06/01/29	1,000	1,132,000

Plaquemines (Parish of) Law Enforcement District;
Series 2009, Limited Tax GO Bonds	4.00%	09/01/14	1,200	1,262,940

Series 2009, Limited Tax GO Bonds	4.50%	09/01/17	1,350	1,509,287

St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	1,000	1,036,900

Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/20	1,000	1,078,790

				55,488,437

Maine–0.38%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(c)	5.00%	12/15/19	750	860,452

Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(c)	5.00%	12/15/20	870	985,371

Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(c)	5.50%	12/15/23	950	1,077,015

Maine (State of) Housing Authority; Series 2009 B, Mortgage Purchase RB	5.00%	11/15/29	2,500	2,669,050

				5,591,888

Maryland–0.43%
Baltimore (City of) (Water); Series 2009 A, Sub. Project RB	5.13%	07/01/29	250	286,292

Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2008, RB	5.00%	07/01/18	1,000	1,130,860

Series 2008, RB (INS–AGC)(c)	5.00%	07/01/20	1,000	1,126,590

Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	3.00%	08/15/13	800	823,384

Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group);
Series 2008 B, RB(a)(b)	5.00%	05/15/13	1,000	1,055,990

Series 2008 B, RB(a)(b)	5.00%	05/15/15	715	805,705

Montgomery (County of) Housing Opportunities Commission; Series 2009 A, Single Family Mortgage RB	3.38%	07/01/16	1,000	1,075,190

				6,304,011

Massachusetts–0.99%
Massachusetts (Commonwealth of);
Series 2012 A, Ref. VRD Limited Tax GO Bonds(e)	0.56%	02/01/15	1,000	1,000,000

Series 2012 A, VRD Consolidated Loan Limited Tax GO Bonds(e)	0.61%	09/01/15	2,000	2,000,000

Massachusetts (State of) Development Finance Agency (Baystate Medical Center); Series 2009 K-1, RB(a)(b)	5.00%	07/01/13	2,500	2,624,575

Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligated Group); Series 2004 D, RB (INS–AGC)(c)	4.00%	11/15/17	730	819,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2010 A, RB(a)(b)	2.25%	09/01/16	$920	$947,720

Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB (INS–AGC)(c)	5.00%	07/01/23	1,095	1,244,051

Massachusetts (State of) Development Finance Agency (Northeastern University); Series 2008 T-2, RB(a)(b)	4.10%	04/19/12	1,485	1,493,004

Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2009 A, Ref. RB	6.00%	07/01/24	1,500	1,717,275

Massachusetts (State of) Housing Finance Agency; Series 2010 F, Construction Loan RN	2.00%	12/01/12	550	550,957

Worcester (City of); Series 2009, Limited Tax GO Bonds (INS–AGC)(c)	4.00%	11/01/16	1,860	2,088,798

				14,485,601

Michigan–5.54%
Adrian City School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.50%	05/01/15	755	861,885

Battle Creek (City of); Series 2008, Ref. Downtown Development Limited Tax GO Bonds (INS–AMBAC)(c)	5.00%	05/01/15	1,110	1,240,481

Central Michigan University Board of Trustees;
Series 2009, Ref. General RB	5.00%	10/01/13	1,430	1,521,620

Series 2009, Ref. General RB	5.00%	10/01/14	1,510	1,662,616

Detroit (City of);
Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/14	1,445	1,580,989

Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/16	1,000	1,149,680

Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/19	1,000	1,165,920

Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/20	1,000	1,169,400

Hastings Area School System; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	3.25%	05/01/15	1,475	1,558,647

Michigan (State of) Building Authority (Facilities Program);
Series 2003 I, Ref. RB (INS–AGM)(c)	5.25%	10/15/16	4,315	4,615,540

Series 2009 I, Ref. RB (INS–AGC)(c)	5.00%	10/15/23	7,150	8,161,153

Series 2009 I, Ref. RB (INS–AGC)(c)	5.25%	10/15/24	1,040	1,197,373

Series 2009 II, RB	4.00%	10/15/15	1,000	1,098,420

Series 2009 II, RB	4.00%	10/15/16	1,950	2,182,538

Series 2009 II, RB (INS–AGM)(c)	5.00%	10/15/21	1,180	1,383,314

Series 2009 II, RB (INS–AGM)(c)	5.00%	10/15/22	520	601,853

Michigan (State of) Hospital Finance Authority (Ascension Health Senior Credit Group); Series 2010 F-3, Ref. & Project RB(a)(b)	2.63%	06/30/14	2,700	2,820,528

Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB	4.00%	11/15/13	540	561,967

Series 2009, Ref. RB	4.00%	11/15/14	655	692,590

Series 2009, Ref. RB	5.00%	11/15/19	1,500	1,724,580

Series 2009, Ref. RB	5.50%	11/15/18	1,000	1,185,270

Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.);
Series 2008 A, Ref. RB	5.25%	05/15/18	1,100	1,289,277

Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(e)(f)	0.13%	10/15/38	11,010	11,010,000

Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development Limited Tax GO Bonds	5.00%	05/01/21	1,515	1,763,521

Series 2009 A, City of Grand Rapids Downtown Development Limited Tax GO Bonds	5.13%	05/01/23	300	346,608

Series 2009 A, City of Grand Rapids Downtown Development Limited Tax GO Bonds	5.25%	05/01/24	500	576,905

Series 2009 C, State Qualified School Limited Obligation Bonds (CEP–Michigan School Bond Loan Fund)	5.00%	05/01/15	1,850	2,074,609

Series 2009 C, State Qualified School Limited Obligation Bonds (CEP–Michigan School Bond Loan Fund)	5.00%	05/01/16	1,860	2,131,634

Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/19	3,000	3,705,570

Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/23	1,500	1,767,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan–(continued)

Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 W, Ref. RB	5.00%	08/01/15	$1,000	$1,093,250

Series 2009 W, Ref. RB	5.25%	08/01/16	3,000	3,367,770

Series 2009 W, Ref. RB	5.25%	08/01/17	2,000	2,285,420

Series 2009 W, Ref. RB	5.50%	08/01/19	1,775	2,080,247

Southgate Community School District; Series 2005, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	05/01/18	1,710	1,929,273

Wayne State University Board of Governors;
Series 2007 A, General RB (INS–NATL)(c)	5.00%	11/15/12	1,190	1,226,247

Series 2009 A, Ref. General RB	5.00%	11/15/17	2,000	2,306,600

Wyandotte (City of); Series 2009 A, Ref. Electric System RB (INS–AGC)(c)	5.25%	10/01/28	250	279,160

Ypsilanti School District;
Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	4.00%	05/01/14	1,985	2,097,430

Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	05/01/18	1,270	1,471,930

				80,939,535

Minnesota–2.71%
Duluth Independent School District No. 709;
Series 2009 B, COP	4.00%	03/01/13	1,325	1,372,197

Series 2009 B, COP	4.00%	03/01/14	1,360	1,452,602

Series 2009 B, COP	4.00%	03/01/15	1,400	1,531,558

Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS–AGM)(c)	5.00%	08/15/19	1,400	1,678,264

Series 1995 B, Health Care RB (INS–AGM)(c)	5.00%	08/15/21	1,350	1,601,289

Series 2010 A, Health Care Facilities RB	5.00%	08/15/20	730	878,759

Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2007 B, Ref. Sub. RB (INS–NATL)(c)	5.00%	01/01/19	2,930	3,286,669

Series 2009 A, Ref. Sr. RB	4.00%	01/01/16	135	149,380

Series 2009 A, Ref. Sr. RB	5.00%	01/01/20	1,000	1,184,170

Series 2011, Ref. RB	5.00%	01/01/20	1,500	1,789,530

Series 2011, Ref. RB	5.00%	01/01/21	1,240	1,486,066

Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	4.00%	02/15/14	1,000	1,057,070

Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	4.00%	02/15/20	1,500	1,668,135

Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	5.00%	02/15/16	570	648,044

Series 2008 C-1, Health Care Facilities RB (INS–AGC)(c)	5.00%	02/15/21	1,500	1,756,665

Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.00%	10/01/15	1,000	1,106,420

Series 2009 Seven-A, RB	4.00%	10/01/16	1,000	1,130,710

Series 2009 Seven-A, RB	4.50%	10/01/22	1,000	1,137,600

Series 2009 Six-X, RB	5.00%	04/01/24	500	554,400

Minnesota (State of) Housing Finance Agency;
Series 2009 A, Residential RB	5.20%	01/01/23	845	901,480

Series 2009 B, Residential RB	5.45%	07/01/24	740	806,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Minnesota (State of) Tobacco Securitization Authority;
Series 2011 B, Tobacco Settlement RB	5.00%	03/01/16	$1,000	$1,131,280

Series 2011 B, Tobacco Settlement RB	5.00%	03/01/18	500	573,325

Series 2011 B, Tobacco Settlement RB	5.00%	03/01/19	1,000	1,146,050

Series 2011 B, Tobacco Settlement RB	5.00%	03/01/20	1,000	1,143,460

Series 2011 B, Tobacco Settlement RB	5.00%	03/01/21	1,000	1,140,200

Series 2011 B, Tobacco Settlement RB	5.00%	03/01/22	750	852,690

St. Cloud (City of) (CentraCare Health System);
Series 2010 A, Health Care RB	5.00%	05/01/15	500	556,725

Series 2010 B, Health Care RB	5.00%	05/01/13	595	624,012

Series 2010 B, Health Care RB	5.00%	05/01/16	1,000	1,144,420

St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare);
Series 2009, Health Care RB	5.00%	02/01/16	1,470	1,631,906

Series 2009, Health Care RB	5.25%	02/01/21	2,175	2,457,185

				39,578,691

Mississippi–0.53%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB	4.63%	09/01/26	1,695	1,873,840

Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS–AGC)(c)	5.00%	07/01/24	1,000	1,144,280

Mississippi (State of) Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation RB (INS–AGM)(c)	5.00%	07/01/19	1,160	1,328,710

Mississippi (State of) Development Bank (Mississippi Power Co.); Series 2007 A, Special Obligation RB (INS–AMBAC)(c)	5.00%	07/01/16	1,000	1,135,200

Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2004 B-2, RB	5.00%	09/01/23	1,975	2,285,371

				7,767,401

Missouri–1.37%
Cass (County of); Series 2007, Hospital RB	5.00%	05/01/17	500	536,725

Kansas City (City of);
Series 2008 A, Ref. General Improvement Airport RB	4.00%	09/01/14	1,000	1,077,800

Series 2010 B, Ref. Special Obligation Tax Allocation RB	4.13%	01/01/21	2,000	2,191,940

Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	5.00%	03/01/25	1,250	1,408,025

Missouri (State of) Development Finance Board (Missouri Association of Municipal Utilities Lease Pool Program); Series 1999, VRD Lease RB(e)(i)	3.50%	12/01/22	500	500,000

Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/19	1,000	1,196,200

Series 2010 B, Health Facilities RB	5.00%	06/01/21	4,645	5,584,126

Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Episcopal-Presbyterian Hospitals);
Series 2011, Health Facilities RB	3.00%	12/01/12	200	203,274

Series 2011, Health Facilities RB	5.00%	12/01/13	200	212,874

Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, RB	5.00%	11/15/20	1,000	1,178,540

St. Charles (City of);
Series 2012, COP	2.00%	11/01/12	1,000	1,010,430

Series 2012, COP	2.00%	05/01/15	1,885	1,934,104

St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS–AGM)(c)	5.00%	07/01/20	1,125	1,237,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

St. Louis Municipal Finance Corp. (Convention Center Capital Improvement); Series 2008, Leasehold RB (INS–AGC)(c)	5.00%	07/15/21	$1,500	$1,668,315

				19,939,876

Montana–0.53%
Gallatin (County of) Airport Authority (Passenger Facility Charge Supported); Series 2009, RB	4.38%	06/01/29	1,500	1,585,365

Helena (City of); Series 2009, COP	5.00%	01/01/29	400	451,356

Montana (State of) Facility Finance Authority (Kalispell Regional Medical Center Obligated Group); Series 2010, Health Care Facilities RB	5.00%	07/01/30	400	440,624

Montana (State of) Facility Finance Authority (Master Loan Program–Glendive Medical Center, Inc.); Series 2008 A, Health Care Facilities RB (CEP–State of Montana Board of Investments)	4.63%	07/01/18	1,010	1,201,506

Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/20	1,000	1,123,950

Series 2010 B, Ref. RB	5.00%	01/01/19	2,500	2,970,950

				7,773,751

Nebraska–0.04%
Douglas County School District No. 10 (Elkhorn Public Schools); Series 2009, Unlimited Tax GO Bonds	5.45%	06/15/22	500	532,150

Nevada–2.21%
Clark (County of);
Series 2006, Bond Bank Limited Tax GO Bonds (INS–AMBAC)(c)	5.00%	11/01/21	5,235	5,913,822

Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(c)	5.00%	07/01/22	1,000	1,143,570

Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(c)	5.00%	07/01/23	4,000	4,555,800

Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(c)	5.00%	07/01/24	1,855	2,093,776

Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(c)	5.00%	07/01/25	1,500	1,679,985

Sr. Series 2010 D, Airport System RB	4.00%	07/01/17	2,000	2,274,300

Clark County School District; Series 2004 A, Ref. Limited Tax GO Bonds (INS–AGM)(c)	5.00%	06/15/16	5,000	5,473,800

Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	4,100	4,632,098

Las Vegas (City of) Valley Water District; Series 2009 D, Ref. Limited Tax GO Bonds	5.00%	06/01/16	500	581,165

Reno (City of) (Washoe Medical Center);
Series 2004 C, Hospital RB (INS–AGM)(c)	5.00%	06/01/15	750	829,553

Series 2004 C, Hospital RB (INS–AGM)(c)	5.00%	06/01/17	1,365	1,579,646

Series 2005 A, Hospital RB (INS–AGM)(c)	5.25%	06/01/17	1,300	1,520,636

				32,278,151

New Hampshire–0.39%
Manchester (City of);
Series 2009 A, Ref. General Airport RB	5.00%	01/01/15	1,750	1,887,340

Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	500	564,040

New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/25	525	590,037

Series 2011, RB	5.50%	10/01/26	510	579,110

New Hampshire (State of) Housing Finance Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/23	425	458,796

Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/28	300	322,311

Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/29	1,185	1,268,400

				5,670,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–2.73%
Hudson (County of); Series 2011, Unlimited Tax GO BAN	2.00%	12/07/12	$2,500	$2,528,225

New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing);
Series 2010 A, RB	5.00%	06/01/21	1,500	1,619,820

Series 2010 A, RB	5.25%	06/01/20	1,295	1,438,538

New Jersey (State of) Economic Development Authority;
Series 2004, Cigarette Tax RB	5.50%	06/15/16	1,805	1,982,034

Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/16	630	745,630

Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/17	1,550	1,864,185

New Jersey (State of) Educational Facilities Authority (Seton Hall University); Series 2011 A, Ref. RB	2.00%	07/01/14	1,000	1,024,690

New Jersey (State of) Health Care Facilities Financing Authority (Barnabus Health);
Series 2011 A, Ref. RB	3.00%	07/01/12	1,000	1,003,890

Series 2011 A, Ref. RB	5.00%	07/01/13	1,000	1,035,570

New Jersey (State of) Health Care Facilities Financing Authority (Bayonne Hospital Obligated Group); Series 1994, RB (INS–AGM)(c)	6.25%	07/01/12	530	530,594

New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group); Series 2011, Ref. RB	5.00%	07/01/15	1,000	1,113,370

New Jersey (State of) Transportation Trust Fund Authority;
Series 2011 B, Transportation System RB	5.00%	06/15/19	1,000	1,199,720

Series 2011 B, Transportation System RB	5.00%	06/15/20	1,000	1,200,700

Series 2011 B, Transportation System RB	5.00%	06/15/21	1,000	1,206,440

New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/20	2,000	2,368,340

Series 2009 H, RB	5.00%	01/01/21	2,000	2,341,920

Newark (City of) Housing Authority (South Ward Police Facility);
Series 2009 A, City-Secured Police Facility RB (INS–AGC)(c)	5.00%	12/01/21	1,130	1,301,500

Series 2009 A, City-Secured Police Facility RB (INS–AGC)(c)	5.38%	12/01/26	750	857,782

Newark (City of); Series 2010 A, Ref. Qualified General Improvement Unlimited Tax GO Bonds	4.00%	10/01/16	3,710	4,091,499

North Arlington (Borough of); Series 2011, Unlimited Tax GO Notes	2.00%	06/01/12	3,089	3,096,956

Paterson (City of); Series 2009, General Improvement Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	06/15/16	200	223,650

Perth Amboy (City of) Board of Education;
Series 2010, Ref. COP (INS–AGC)(c)	4.00%	06/15/12	1,135	1,143,808

Series 2010, Ref. COP (INS–AGC)(c)	4.00%	12/15/12	1,285	1,310,995

Series 2010, Ref. COP (INS–AGC)(c)	4.00%	06/15/15	1,345	1,442,069

Series 2010, Ref. COP (INS–AGC)(c)	4.00%	12/15/15	1,395	1,508,065

South Jersey Port Corp.; Series 2009 P-2, Marine Terminal RB	4.00%	01/01/16	1,505	1,660,527

				39,840,517

New York–4.64%
Amherst Development Corp. (UBF Faculty-Student Housing Corp.–Greiner & Hadley Projects at SUNY Buffalo); Series 2010 A, Student Housing Facility RB (INS–AGM)(c)	4.00%	10/01/16	1,000	1,106,560

Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.);
Series 2009 A, Resource Recovery RB	5.00%	01/01/14	560	599,480

Series 2009 A, Resource Recovery RB	5.00%	01/01/18	445	514,892

Series 2009 A, Resource Recovery RB	5.00%	01/01/19	365	425,141

Metropolitan Transportation Authority;
Series 2008 B, RB(a)(b)	5.00%	11/15/12	365	376,921

Series 2008 B-3b, Ref. Dedicated Tax Fund RB(a)(b)	0.71%	03/01/12	2,000	2,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

Nassau (County of) Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/17	$930	$1,067,408

Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/19	1,585	1,841,627

Nassau (County of);
Series 2011 A, Transportation Unlimited Tax GO Notes	2.50%	09/30/12	1,500	1,519,530

Series 2011 B, Transportation Unlimited Tax GO Notes	2.50%	10/31/12	2,535	2,562,023

New York (City of) Transitional Finance Authority;
Series 2009 S-5, Building Aid RB	5.00%	01/15/16	2,000	2,315,180

Series 2009 S-5, Building Aid RB	5.00%	01/15/17	1,875	2,225,269

New York (City of); Subseries 2008 J-1, Unlimited Tax GO Bonds	5.00%	08/01/17	750	906,315

New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/19	500	579,870

New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.50%	07/01/22	2,925	3,432,809

New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group); Series 2011 A, RB	5.00%	05/01/15	500	554,745

New York (State of) Dormitory Authority (School Districts Financing Program); Series 2008 D, RB (INS–AGC)(c)	5.75%	10/01/24	1,000	1,201,460

New York (State of) Dormitory Authority (St. Lawrence University); Series 2009, RB	5.00%	07/01/14	2,000	2,182,500

New York (State of) Dormitory Authority (Yeshiva University);
Series 2009, RB	5.00%	09/01/22	2,635	2,971,358

Series 2011 A, RB	4.00%	11/01/14	1,550	1,675,286

Series 2011 A, RB	4.00%	11/01/15	1,580	1,741,318

Series 2011 A, RB	4.00%	11/01/16	1,090	1,217,356

New York (State of) Energy Research & Development Authority (New York State Electric & Gas Corp.); Series 1994 C, Ref. PCR(a)(b)	3.00%	06/03/13	4,000	4,077,600

New York City Housing Development Corp.; Series 2009 L-2, MFH RB(a)(b)	2.00%	09/16/13	3,220	3,271,649

Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS–AGC)(c)	4.00%	10/01/19	1,100	1,225,708

Suffolk (County of);
Series 2011 I, Unlimited Tax GO TAN	2.00%	07/12/12	2,000	2,006,540

Series 2012 II, Unlimited Tax GO TAN	2.00%	07/12/12	15,000	15,081,150

Tobacco Settlement Financing Corp.;
Series 2011 A, Asset-Backed RB	3.00%	06/01/16	3,000	3,245,940

Series 2011 A, Asset-Backed RB	4.00%	06/01/17	4,000	4,561,720

Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	11/15/20	655	751,979

Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	11/15/22	500	562,425

				67,801,759

North Carolina–0.63%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System);
Series 2007 A, Ref. Health Care RB	5.00%	01/15/19	1,000	1,139,940

Series 2009 A, Ref. Health Care RB	5.00%	01/15/20	3,500	4,123,245

North Carolina (State of) Eastern Municipal Power Agency; Series 2008 C, Power System RB (INS–AGC)(c)	6.00%	01/01/19	420	485,697

North Carolina (State of); Series 2011, Vehicle Grant Anticipation RB(a)(b)	4.00%	03/01/18	2,000	2,264,860

Oak Island (Town of); Series 2008 A, Enterprise System RB (INS–NATL)(c)	5.00%	06/01/20	1,065	1,206,975

				9,220,717

Ohio–5.15%
Akron (City of);
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(c)	5.00%	03/01/16	2,675	3,104,150

Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(c)	5.00%	03/01/18	2,010	2,411,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/16	$1,000	$1,131,910

Series 2010 B, Hospital Facilities RB	5.00%	09/01/18	2,000	2,320,880

Series 2010 B, Hospital Facilities RB	5.00%	09/01/20	2,920	3,409,217

American Municipal Power-Ohio Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/23	2,850	3,237,571

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/12	930	937,328

Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/16	1,430	1,526,182

Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/17	1,985	2,112,000

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/24	1,090	878,475

Cleveland (City of);
Series 2006 A, Airport System RB (INS–AMBAC)(c)	5.25%	01/01/21	3,980	4,588,741

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/18	2,000	2,299,900

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/19	2,000	2,279,400

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/20	4,000	4,471,480

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/23	2,000	2,189,240

Series 2009 C, Airport System RB (INS–AGC)(c)	5.00%	01/01/27	1,000	1,070,070

Series 2011 A, Airport System RB	5.00%	01/01/17	7,605	8,545,586

Series 2011 A, Airport System RB	5.00%	01/01/22	2,315	2,592,823

Franklin (County of) (OhioHealth Corp.); Series 2011 D, Ref. Hospital Facilities RB(a)(b)	4.00%	08/01/16	2,500	2,767,550

Hancock (County of) (Blanchard Valley Regional Health Center);
Series 2011 A, Hospital Facilities RB	4.00%	12/01/16	250	267,590

Series 2011 A, Hospital Facilities RB	5.00%	12/01/18	170	193,003

Series 2011 A, Hospital Facilities RB	5.75%	12/01/26	250	285,565

Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB	4.75%	01/01/20	3,000	3,467,700

Series 2009 B-1, Hospital RB	4.75%	01/01/21	1,000	1,140,940

Series 2009 B-1, Hospital RB	5.00%	01/01/22	1,000	1,145,070

Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/24	1,000	1,166,480

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009 A, RB	5.70%	08/01/20	6,120	7,027,229

Series 2009 C, Ref. PCR	5.63%	06/01/18	3,200	3,669,600

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 C, Hospital RB(a)(b)	4.88%	07/15/15	2,525	2,813,557

Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/19	1,825	2,231,428

				75,282,082

Oklahoma–1.67%
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 A, Sales Tax RB	5.00%	03/01/22	1,000	1,078,280

Oklahoma (County of) Finance Authority (Midwest City-Del City Public Schools);
Series 2012, Educational Facilities Lease RB	2.00%	03/01/13	1,000	1,014,360

Series 2012, Educational Facilities Lease RB	2.00%	03/01/14	1,250	1,281,300

Series 2012, Educational Facilities Lease RB	2.00%	03/01/15	1,195	1,230,372

Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/19	2,000	2,318,460

Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/20	1,000	1,138,550

Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB	5.50%	07/01/29	1,280	1,413,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oklahoma–(continued)

Oklahoma (State of) Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/18	$300	$362,382

Series 2008 A, Power Supply System RB	5.38%	01/01/19	250	299,703

Series 2008 A, Power Supply System RB	5.88%	01/01/28	250	293,710

Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/19	2,165	2,454,850

Tulsa (City of) Airports Improvement Trust;
Series 2009 A, General RB	4.00%	06/01/15	670	705,188

Series 2009 A, General RB	5.38%	06/01/24	1,750	1,871,625

Tulsa (County of) Industrial Authority (Jenks Public Schools); Series 2009, Educational Facilities Lease RB	4.00%	09/01/14	2,000	2,174,340

Tulsa (County of) Industrial Authority;
Series 2003 A, Capital Improvements RB	4.00%	05/15/16	5,000	5,629,100

Series 2005 A, Capital Improvements RB	4.00%	05/15/17	1,000	1,141,730

				24,407,198

Oregon–0.78%
Clackamas (County of) Hospital Facility Authority (Legacy Health System); Series 2009 B, RB(a)(b)	5.00%	07/15/12	1,000	1,016,240

Lane (County of); Series 2009 A, Limited Tax GO Bonds	4.00%	11/01/16	1,000	1,150,430

Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB	5.00%	04/01/28	500	581,260

Oregon (State of) Facilities Authority (Legacy Health System); Series 2010 A, Ref. RB	5.00%	03/15/16	1,490	1,685,935

Oregon (State of) Facilities Authority (PeaceHealth);
Series 2009 A, Ref. RB	5.00%	11/01/15	660	757,132

Series 2009 A, Ref. RB	5.00%	11/01/16	1,880	2,198,209

Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	4.00%	10/01/16	1,000	1,084,290

Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/29	1,000	1,105,580

Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP–Oregon School Bond Guaranty)(d)	0.00%	06/15/23	2,500	1,841,925

				11,421,001

Pennsylvania–5.35%
Bethel Park School District; Series 2009, Limited Tax GO Bonds	4.00%	08/01/17	800	932,008

Delaware (County of) Authority (Villanova University); Series 2010, RB	4.00%	12/01/16	500	566,970

Erie (County of) Hospital Authority (St. Vincent Health Center); Series 2010 A, RB	4.50%	07/01/12	600	604,326

Lancaster (County of) Solid Waste Management Authority; Series 2009 B, Resource Recovery System RB	4.00%	12/15/12	2,000	2,046,420

Moon (Township of) Industrial Development Authority (Providence Point); Series 2007, VRD First Mortgage RB (LOC–Lloyds TSB Bank PLC)(e)(f)	0.16%	07/01/38	2,610	2,610,000

Pennsylvania (Sate of) Economic Development Financing Agency (Forum Place);
Series 2012, Governmental Lease RB	3.00%	03/01/14	450	466,641

Series 2012, Governmental Lease RB	4.00%	03/01/16	250	273,160

Pennsylvania (State of) Economic Development Financing Authority (Exelon Generation Co., LLC); Series 2009 A, Ref. Exempt Facilities RB(a)(b)	5.00%	06/01/12	1,000	1,010,740

Pennsylvania (State of) Economic Development Financing Authority (PPL Electric Utilities Corp.); Series 2008, Ref. PCR	4.00%	10/01/23	500	525,790

Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	4.25%	08/01/19	3,000	3,522,150

Series 2009, RB	5.00%	08/01/17	1,000	1,206,070

Series 2009, RB	5.00%	08/01/21	775	920,948

Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2008 B, RB	5.00%	08/15/13	1,345	1,430,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/21	$5,000	$6,006,350

Pennsylvania (State of) Turnpike Commission;
Series 2008 C-1, Sub. RB (INS–AGC)(c)	6.00%	06/01/23	500	603,635

Series 2009 B, Sub. RB	5.00%	06/01/21	3,550	4,123,183

Series 2009 B, Sub. RB	5.25%	06/01/24	2,500	2,877,225

Series 2011 A, RB	5.00%	12/01/22	1,500	1,837,560

Series 2011 A, RB	5.00%	12/01/23	1,500	1,845,465

Philadelphia (City of) (1975 General Ordinance); Twentieth Series 2011, Ref. Gas Works RB	4.00%	07/01/15	2,465	2,630,821

Philadelphia (City of) (1998 General Ordinance);
Tenth Series 2011, Ref. Gas Works RB	4.00%	07/01/13	1,165	1,207,942

Tenth Series 2011, Ref. Gas Works RB	4.00%	07/01/14	1,605	1,693,050

Tenth Series 2011, Ref. Gas Works RB (INS–AGM)(c)	4.00%	07/01/17	1,000	1,089,130

Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/27	1,320	1,341,384

Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	4.50%	08/01/20	2,150	2,410,365

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/21	2,500	2,897,700

Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	08/01/22	5,000	5,737,750

Series 2009 B, Limited Tax GO Bonds (INS–AGC)(c)	5.75%	07/15/17	1,000	1,160,830

Series 2009 B, Limited Tax GO Bonds (INS–AGC)(c)	6.00%	07/15/18	1,000	1,156,430

Series 2009 B, Limited Tax GO Bonds (INS–AGC)(c)	6.25%	07/15/23	2,000	2,287,240

Series 2010 A, Ref. Water & Wastewater RB (INS–AGM)(c)	5.00%	06/15/19	1,000	1,201,220

Philadelphia School District; Series 2010 C, Ref. Unlimited Tax GO Bonds	5.00%	09/01/14	1,000	1,099,730

Pittsburgh (City of) Water & Sewer Authority; Subseries 2008 C-1D, Ref. RB (INS–AGC)(a)(b)(c)	2.63%	09/01/12	1,000	1,007,590

Pittsburgh Public School District; Series 2009 A, Limited Tax GO Bonds (INS–AGC)(c)	4.00%	09/01/19	3,105	3,506,942

Reading (City of); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(c)	5.63%	11/01/23	1,500	1,739,175

South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB (INS–AGC)(c)	6.00%	07/01/26	500	585,755

Spring-Ford Area School District;
Series 2012, Unlimited Tax GO Bonds	2.00%	03/01/15	500	515,955

Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/16	685	739,163

Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/17	620	674,120

St. Mary Hospital Authority (Catholic Health East);
Series 2010 A, Health System RB	4.00%	11/15/15	1,445	1,562,926

Series 2010 A, Health System RB	5.00%	11/15/18	2,645	3,116,392

University of Pittsburgh–Of the Commonwealth System of Higher Education (University Capital);
Series 2002 B, Ref. RB(a)(b)	5.50%	09/15/13	1,000	1,073,410

Series 2005 A, RB(a)(b)	5.50%	09/15/13	1,000	1,073,410

West Mifflin Area School District; Series 2009, Limited Tax GO Bonds (INS–AGM)(c)	5.50%	04/01/24	500	583,415

York (City of) Sewer Authority;
Series 2010, Gtd. RB (INS–AGC)(c)	5.00%	12/01/22	750	836,392

Series 2010, Gtd. RB (INS–AGC)(c)	5.00%	12/01/23	1,620	1,788,934

				78,126,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–0.37%
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 K, Ref. Government Facilities RB (INS–AGM)(c)	5.25%	07/01/27	$1,200	$1,304,460

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2009 A, RB	5.00%	08/01/19	3,000	3,523,560

First Subseries 2010 A, RB	3.38%	08/01/16	500	532,975

				5,360,995

Rhode Island–0.86%
North Providence (Town of); Series 2010, Deficit Unlimited Tax GO Bonds (INS–AGM)(c)	3.00%	07/15/12	1,835	1,840,707

Rhode Island (State of) Student Loan Authority; Sr. Series 2009 A, Student Loan Program RB	4.75%	12/01/15	1,150	1,264,667

Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2006 A, Ref. Hospital Financing RB (INS–AGM)(c)	5.00%	05/15/15	1,000	1,111,070

Series 2009 A, Hospital Financing RB (INS–AGC)(c)	6.13%	05/15/27	500	587,540

Rhode Island Health & Educational Building Corp. (Public Schools Financing Program–City of Woonsocket);
Series 2009 E, RB (INS–AGC)(c)	5.00%	05/15/19	2,145	2,439,401

Series 2009 E, RB (INS–AGC)(c)	5.00%	05/15/20	1,000	1,120,790

Series 2009 E, RB (INS–AGC)(c)	5.00%	05/15/22	2,535	2,817,855

Rhode Island Health & Educational Building Corp. (University of Rhode Island–Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS–AGC)(c)	5.25%	09/15/29	1,265	1,425,389

				12,607,419

South Carolina–1.66%
Oconee (County of) (Duke Energy Carolinas); Series 1993, Ref. Pollution Control Facilities RB	3.60%	02/01/17	1,000	1,097,130

Piedmont Municipal Power Agency;
Series 2009 A-3, Ref. Electric RB	5.00%	01/01/16	2,225	2,541,706

Series 2009 A-4, Ref. Electric RB	5.00%	01/01/20	2,000	2,359,320

Rock Hill (City of);
Series 2009 C, Ref. Combined Utility System RB (INS–AGC)(c)	4.00%	01/01/13	2,210	2,276,278

Series 2009 C, Ref. Combined Utility System RB (INS–AGC)(c)	4.00%	01/01/15	2,405	2,622,340

South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/18	870	981,491

South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2010, Ref. Hospital RB	5.00%	02/01/13	790	819,775

Series 2010, Ref. Hospital RB	5.00%	02/01/15	1,000	1,101,810

Series 2010, Ref. Hospital RB	5.00%	02/01/16	1,140	1,290,024

Series 2010, Ref. Hospital RB	5.00%	02/01/18	1,000	1,166,630

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health);
Series 2005 A, Ref. Hospital RB (INS–AGM)(c)	4.00%	08/01/17	1,500	1,634,625

Series 2009, Ref. & Improvement Hospital RB	5.00%	08/01/15	500	549,055

South Carolina (State of) Transportation Infrastructure Bank; Series 2004 A, RB (INS–AMBAC)(c)	5.25%	10/01/22	1,390	1,524,455

Spartanburg (City of) Sanitary Sewer District; Series 2009 B, Ref. Conv. Sewer System RB (INS–AGC)(c)	4.00%	03/01/16	1,110	1,238,571

Spartanburg Regional Health Services District, Inc.;
Series 2008 A, Ref. Hospital RB (INS–AGC)(c)	4.50%	04/15/27	1,735	1,829,106

Series 2008 D, Ref. Hospital RB (INS–AGC)(c)	5.25%	04/15/20	1,000	1,159,930

				24,192,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Dakota–0.70%
Rapid City (City of);
Series 2009, Water RB	5.00%	11/01/21	$1,170	$1,408,961

Series 2009, Water RB	5.00%	11/01/24	1,620	1,906,416

Series 2009, Water RB	5.00%	11/01/25	1,650	1,927,266

South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB	5.00%	09/01/21	1,000	1,146,090

Series 2011, RB	2.00%	09/01/12	500	502,855

Series 2011, RB	4.00%	09/01/13	500	522,290

South Dakota (State of) Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/16	500	575,205

Series 2009, RB	5.00%	11/01/17	430	504,579

Series 2009, RB	5.00%	11/01/24	1,000	1,127,350

Series 2009, RB	5.25%	11/01/29	500	556,445

				10,177,457

Tennessee–0.79%
Chattanooga (City of) & Hamilton (County of) Hospital Authority (Erlanger Health System); Series 2004, Ref. RB (INS–AGM)(c)	4.50%	10/01/16	2,500	2,828,975

Jackson (City of) (Jackson-Madison County General Hospital); Series 2008, Ref. & Improvement Hospital RB	5.25%	04/01/23	1,000	1,110,410

Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/22	2,165	2,534,544

Sevierville (City of) Public Building Authority; Series 2009, Local Government Public Improvement RB	4.00%	06/01/14	2,500	2,688,850

Shelby (County of) Health, Educational & Housing Facilities Board (Baptist Memorial Health Care);
Series 2004 A, RB	5.00%	09/01/18	500	600,255

Series 2004 A, RB	5.00%	09/01/19	500	602,205

Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS–AGM)(c)	5.00%	09/01/17	1,000	1,173,770

				11,539,009

Texas–8.48%
Beaumont Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	02/15/24	1,500	1,754,400

Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB	5.00%	05/01/16	1,295	1,467,960

Series 2009, Ref. Waterworks System RB	5.00%	05/01/19	2,500	2,917,800

Series 2009, Ref. Waterworks System RB	5.00%	05/01/20	2,500	2,860,125

Series 2009, Ref. Waterworks System RB	5.00%	05/01/21	2,500	2,834,550

Series 2009, Ref. Waterworks System RB	5.00%	05/01/22	2,500	2,808,725

Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds	5.00%	08/15/22	1,100	1,348,160

Dallas (County of) Utility & Reclamation District;
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(c)	5.00%	02/15/19	1,200	1,324,056

Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(c)	5.15%	02/15/21	3,000	3,283,050

Dallas-Fort Worth International Airport Facilities Improvement Corp.; Series 2009 A, Ref. Joint RB	4.00%	11/01/14	1,500	1,628,310

Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/21	1,000	1,093,940

Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB	5.00%	02/15/14	2,000	2,157,940

Series 2009, Ref. RB	5.00%	02/15/17	1,700	1,975,400

Series 2009, Ref. RB	5.00%	02/15/18	2,000	2,352,660

Series 2009, Ref. RB	5.00%	02/15/19	1,000	1,182,840

Series 2009, Ref. RB	5.63%	02/15/25	2,500	2,939,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/19	$485	$600,396

Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	3.50%	10/01/13	750	787,215

Series 2009, Hospital RB	5.00%	10/01/24	1,750	2,008,317

Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–AGC)(c)	5.00%	05/15/23	1,500	1,690,680

Harris County Cultural Education Facilities Finance Corp. (The Methodist Hospital System); Series 2009 B-1, Ref. RB(a)(b)	5.00%	06/01/12	1,630	1,649,576

Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	4,000	4,350,960

Series 2008, Solid Waste Disposal RB	4.70%	05/01/18	7,320	8,099,580

Harrison County Health Facilities Development Corp. (Good Shepherd Health System); Series 2010, Hospital RB	3.00%	07/01/12	750	750,127

Houston (City of) Convention & Entertainment Facilities Department;
Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/13	1,000	1,064,520

Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/14	745	817,153

Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/15	1,000	1,121,820

Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/15	325	366,951

Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/16	250	290,505

Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/17	340	403,519

Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/18	500	597,750

Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/19	250	294,030

La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB	5.75%	08/15/24	365	398,467

Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs. (INS–AGC)(c)	5.00%	10/01/27	1,230	1,374,340

Live Oak (City of); Series 2004, Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	08/01/16	390	425,233

Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, Special Facilities RB	5.25%	11/01/40	500	519,005

Lower Colorado River Authority;
Series 1999 A, Ref. RB (INS–AGM)(c)	5.88%	05/15/14	415	416,892

Series 2009, Ref. RB(a)(g)	5.25%	05/15/19	10	12,738

Series 2009, Ref. RB(a)(g)	5.25%	05/15/19	30	38,048

Series 2009, Ref. RB	5.25%	05/15/29	460	518,540

Lubbock Health Facilities Development Corp. (St. Joseph Health System); Series 2008 A, Ref. RB(a)(b)	3.05%	10/16/12	955	970,165

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2009, Ref. & Improvement RB	5.00%	02/15/13	1,675	1,707,445

Series 2009, Ref. & Improvement RB	5.00%	02/15/14	1,270	1,311,885

Series 2009, Ref. & Improvement RB	5.50%	02/15/15	1,875	1,983,375

Series 2009, Ref. & Improvement RB	5.50%	02/15/16	1,505	1,606,798

Series 2009, Ref. & Improvement RB	5.50%	02/15/17	2,100	2,242,380

Mansfield (City of); Series 2008, Limited Tax GO Ctfs.	6.13%	02/15/26	500	615,830

Matagorda (County of) Navigation District No. 1 (AEP Texas Central Co.); Series 2008, Ref. PCR(a)(b)	1.13%	06/01/12	1,000	1,000,870

Midtown Redevelopment Authority; Series 2011, Ref. Tax Increment Allocation Contract RB	3.00%	01/01/13	500	506,750

North Fort Bend Water Authority; Series 2009, Water System RB (INS–AGC)(c)	5.00%	12/15/24	2,000	2,302,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	$2,000	$2,353,140

Series 2008 E-3, Ref. First Tier System RB(a)(b)	5.75%	01/01/16	2,610	3,033,368

Series 2008 H-2, Ref. First Tier System RB(a)(b)	5.00%	01/01/13	3,380	3,493,061

Series 2008 L-2, Ref. First Tier System RB(a)(b)	6.00%	01/01/13	1,045	1,092,276

Series 2009 A, First Tier System RB	5.00%	01/01/13	2,445	2,533,925

Series 2011 B, Ref. First Tier System RB	5.00%	01/01/19	500	583,760

Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(c)	5.25%	02/15/26	1,000	1,150,150

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(c)	5.00%	02/15/24	500	572,835

San Antonio (City of); Series 2004, Jr. Lien Electric & Gas Systems RB(a)(b)	1.15%	12/03/12	5,000	5,015,400

San Jacinto River Authority (Groundwater Reduction Plan Division); Series 2011, Special Project RB (INS–AGM)(c)	4.50%	10/01/27	1,000	1,073,010

Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS–AGC)(c)	3.75%	09/01/14	1,000	1,061,350

Series 2009 A, Hospital RB (INS–AGC)(c)	5.00%	09/01/13	500	530,360

Series 2009 A, Hospital RB (INS–AGC)(c)	5.00%	09/01/22	595	671,118

Series 2009 A, Hospital RB (INS–AGC)(c)	5.00%	09/01/24	1,280	1,438,272

Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/19	4,405	5,002,274

Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center);
Series 2010 A, Hospital RB	5.00%	12/01/13	1,000	1,074,700

Series 2010 A, Hospital RB	5.00%	12/01/15	525	602,942

Series 2010 A, Hospital RB	5.00%	12/01/17	1,250	1,480,425

Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/26	1,500	1,650,855

Trinity River Authority (Tarrant County Water); Series 2005, Ref. & Improvement RB (INS–NATL)(c)	5.00%	02/01/24	4,240	4,762,029

Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB	5.00%	07/01/21	1,285	1,408,386

Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/13	1,160	1,207,630

Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/22	900	979,758

Series 2009, Tax Increment Allocation Contract RB	5.10%	09/01/23	1,455	1,576,522

Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	450	489,474

West Harris County Regional Water Authority;
Series 2005, Water System RB (INS–AGM)(c)	5.00%	12/15/17	1,000	1,106,380

Series 2009, Water System RB	5.00%	12/15/16	1,000	1,175,340

				123,892,681

Utah–0.34%
Intermountain Power Agency; Series 2009 B, Ref. Sub. Power Supply RB	4.00%	07/01/18	1,945	2,075,140

Riverton (City of) (IHC Health Services, Inc.);
Series 2009, Hospital RB	5.00%	08/15/15	645	737,054

Series 2009, Hospital RB	5.00%	08/15/18	1,310	1,575,590

Salt Lake Valley Fire Service Area Local Building Authority; Series 2008, Lease RB	5.00%	04/01/22	500	574,385

				4,962,169

Vermont–0.08%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB (INS–AGM)(c)	5.00%	12/01/22	1,000	1,113,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virgin Islands–0.90%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.75%	10/01/19	$1,500	$1,723,185

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/18	1,875	2,003,456

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/15	1,000	1,090,210

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/16	1,000	1,111,260

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/17	1,000	1,122,970

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/18	1,000	1,120,520

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/25	500	536,830

Series 2010 A, Sr. Lien RB	5.00%	10/01/15	500	545,105

Series 2010 A, Sr. Lien RB	5.00%	10/01/16	345	383,385

Series 2010 B, Sub. Lien RB	5.00%	10/01/25	750	792,307

Series 2010 B, Sub. Lien RB	5.25%	10/01/29	570	604,531

Virgin Islands (Government of) Water & Power Authority;
Series 2010 A, Ref. Electric System RB	4.00%	07/01/14	1,000	1,037,780

Series 2010 B, Electric System RB (INS–AGM)(c)	5.00%	07/01/22	1,000	1,138,640

				13,210,179

Virginia–0.63%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/23	500	576,800

Fauquier (County of) Industrial Development Authority; Series 2002, Hospital RB (INS–Radian)(c)	5.50%	10/01/17	50	51,957

Smyth (County of) Industrial Development Authority (Mountain States Health Alliance);
Series 2010 B, Ref. Hospital RB	5.00%	07/01/15	1,095	1,185,611

Series 2010 B, Ref. Hospital RB	5.00%	07/01/16	2,090	2,294,026

Series 2010 B, Ref. Hospital RB	5.00%	07/01/18	1,255	1,399,250

Virginia (State of) Resources Authority (State Revolving Fund); Series 2008, Sub. Clean Water RB	5.00%	10/01/29	1,315	1,506,227

York (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR(a)(b)	4.05%	05/01/14	2,000	2,118,820

				9,132,691

Washington–1.37%
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB	5.00%	01/01/26	500	553,735

Series 2009, Ref. Electric System RB	5.00%	01/01/28	300	328,194

Cowlitz (County of) (Cowlitz Sewer Operating Board–Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS–NATL)(c)	5.50%	11/01/19	2,500	2,981,100

King (County of) Housing Authority (Young Women’s Christian Association Family Village at Issaquah–Phase II); Series 2009, RB	2.40%	01/01/13	1,450	1,451,740

Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB (CEP–FHA)	5.25%	08/01/23	985	1,092,670

Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2008 A, RB (INS–AGC)(c)	5.75%	08/15/29	450	513,279

Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB	5.38%	04/01/20	1,050	1,240,334

Series 2010 A, Ref. RB	4.50%	04/01/16	3,095	3,427,465

Series 2010 A, Ref. RB	4.50%	04/01/17	2,725	3,075,980

Series 2010 A, Ref. RB	5.00%	04/01/15	2,955	3,251,889

Series 2010 A, Ref. RB	5.00%	04/01/19	1,810	2,122,786

				20,039,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

West Virginia–0.58%
Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR(a)(b)	2.00%	10/01/14	$3,500	$3,525,585

West Virginia (State of) Hospital Finance Authority (Charleston Area Medical Center, Inc.); Series 2009 A, Ref. & Improvement RB	5.00%	09/01/13	1,000	1,047,140

West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.); Series 2003 D, Hospital Improvement RB (INS–AGM)(c)	5.38%	06/01/28	1,200	1,333,872

West Virginia University Board of Governors (West Virginia University); Series 2011 C, Improvement RB(a)(b)	0.81%	03/01/12	2,500	2,500,000

				8,406,597

Wisconsin–1.04%
Manitowoc (City of); Series 2009, Ref. Electric Power System RB (INS–AGC)(c)	4.25%	10/01/15	1,510	1,675,783

Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.);
Series 2009 B, RB(a)(b)	4.75%	08/15/14	1,000	1,073,150

Series 2009 B, RB(a)(b)	5.13%	08/15/16	2,130	2,398,934

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	4.00%	04/01/15	2,060	2,240,930

Series 2009 C, RB	5.00%	04/01/19	750	903,502

Series 2009 C, RB	5.00%	04/01/20	750	890,813

Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.50%	10/01/16	1,005	1,104,917

Series 2008 B-1, Ref. RB	3.75%	10/01/18	880	983,664

Series 2008 B-3, RB	3.75%	10/01/18	1,125	1,257,525

Series 2008 B-3, RB	4.00%	10/01/19	1,145	1,297,285

Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2006 A, RB	5.00%	02/15/18	400	429,588

Wisconsin (State of) Health & Educational Facilities Authority (ThedaCare, Inc.); Series 2005, RB (INS–AMBAC)(c)	5.00%	12/15/16	855	941,603

				15,197,694

Wyoming–0.64%
Campbell (County of) Hospital District (Campbell County Memorial Hospital);
Series 2009, RB	3.00%	12/01/12	1,000	1,019,560

Series 2009, RB	4.00%	12/01/15	1,285	1,410,660

Series 2009, RB	5.00%	12/01/17	1,170	1,347,665

Series 2009, RB	5.00%	12/01/18	545	623,071

Gillette (City of) (PacifiCorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(e)(f)	0.12%	01/01/18	1,450	1,450,000

Laramie (County of) (Cheyenne Regional Medical Center);
Series 2012, Hospital RB	3.00%	05/01/14	500	522,180

Series 2012, Hospital RB	3.00%	05/01/16	485	516,297

Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,200	1,374,888

Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/25	1,000	1,142,700

				9,407,021

TOTAL INVESTMENTS(j)(k)–99.11% (Cost $1,336,589,196)				1,447,751,347

OTHER ASSETS LESS LIABILITIES–0.89%				13,002,858

NET ASSETS–100.00%				$1,460,754,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        Invesco Tax-Free Intermediate Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bonds issued at a discount.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security subject to crossover refunding.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 29, 2012 represented 0.03% of the Fund’s Net Assets.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage

Assured Guaranty Corp.	13.8%

Assured Guaranty Municipal Corp.	12.8

(k)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        Invesco Tax-Free Intermediate Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,336,589,196)	$1,447,751,347

Cash	15,678

Receivable for:
Investments sold	2,988,279

Fund shares sold	3,098,692

Interest	14,932,330

Investment for trustee deferred compensation and retirement plans	61,453

Other assets	23,302

Total assets	1,468,871,081

Liabilities:
Payable for:
Investments purchased	4,835,629

Fund shares reacquired	1,342,632

Dividends	1,372,118

Accrued fees to affiliates	308,217

Accrued other operating expenses	102,951

Trustee deferred compensation and retirement plans	155,329

Total liabilities	8,116,876

Net assets applicable to shares outstanding	$1,460,754,205

Net assets consist of:
Shares of beneficial interest	$1,347,475,417

Undistributed net investment income	4,493,521

Undistributed net realized gain (loss)	(2,376,884)

Unrealized appreciation	111,162,151

$1,460,754,205

Net Assets:
Class A	$1,064,169,498

Class A2	$112,293,464

Class Y	$263,693,075

Institutional Class	$20,598,168

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	90,093,509

Class A2	9,503,110

Class Y	22,336,216

Institutional Class	1,745,041

Class A
Net asset value per share	$11.81

Maximum offering price per share (Net asset value of $11.81 divided by 97.50%)	$12.11

Class A2
Net asset value per share	$11.82

Maximum offering price per share (Net asset value of $11.82 divided by 99.00%)	$11.94

Class Y:
Net asset value and offering price per share	$11.81

Institutional Class:
Net asset value and offering price per share	$11.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        Invesco Tax-Free Intermediate Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$49,931,705

Expenses:
Advisory fees	3,420,139

Administrative services fees	337,066

Custodian fees	65,475

Distribution fees — Class A	2,520,239

Transfer agent fees — A, A2 and Y	360,968

Transfer agent fees — Institutional	11,260

Trustees’ and officers’ fees and benefits	75,253

Other	416,567

Total expenses	7,206,967

Less: Expense offset arrangement(s)	(358)

Net expenses	7,206,609

Net investment income	42,725,096

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(708,280)

Change in net unrealized appreciation of investment securities	84,135,755

Net realized and unrealized gain	83,427,475

Net increase in net assets resulting from operations	$126,152,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        Invesco Tax-Free Intermediate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	2012	2011

Operations:
Net investment income	$42,725,096	$52,634,509

Net realized gain (loss)	(708,280)	(1,202,954)

Change in net unrealized appreciation (depreciation)	84,135,755	(18,923,733)

Net increase in net assets resulting from operations	126,152,571	32,507,822

Distributions to shareholders from net investment income:
Class A	(34,407,128)	(36,428,800)

Class A2	(3,762,196)	(3,078,278)

Class Y	(7,718,819)	(4,820,679)

Institutional Class	(507,024)	(180,861)

Total distributions from net investment income	(46,395,167)	(44,508,618)

Share transactions–net:
Class A	(30,266,841)	(509,805,901)

Class A2	9,162,981	(11,559,102)

Class Y	119,618,988	26,196,482

Institutional Class	12,409,826	(467,981)

Net increase (decrease) in net assets resulting from share transactions	110,924,954	(495,636,502)

Net increase (decrease) in net assets	190,682,358	(507,637,298)

Net assets:
Beginning of year	1,270,071,847	1,777,709,145

End of year (includes undistributed net investment income of $4,493,521 and $8,173,984, respectively)	$1,460,754,205	$1,270,071,847

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Tax-Free Intermediate Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is federal tax-exempt current income.
  The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading

39        Invesco Tax-Free Intermediate Fund

in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

40        Invesco Tax-Free Intermediate Fund

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.30%

Over $500 million up to and including $1 billion	0.25%

Over $1 billion	0.20%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $282,005 and $591 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $65,669 and $468 from Class A and Class A2 shares, respectively for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

41        Invesco Tax-Free Intermediate Fund

  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$1,447,751,347	$—	$1,447,751,347

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities purchases of $536,612 and securities sales of $6,990,138 which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $358.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $2,320 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$—	$83,302

Ordinary income-Tax exempt	46,395,167	44,425,316

Total distributions	$46,395,167	$44,508,618

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$4,642,371

Net unrealized appreciation — investments	111,162,151

Temporary book/tax differences	(148,850)

Post-October deferrals	(100,239)

Capital loss carryforward	(2,276,645)

Shares of beneficial interest	1,347,475,417

Total net assets	$1,460,754,205

42        Invesco Tax-Free Intermediate Fund

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2017	$176,146	$—	$176,146

February 28, 2018	195,867	—	195,867

Not subject to expiration	1,337,169	567,463	1,904,632

	$1,709,182	$567,463	$2,276,645

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $216,280,936 and $141,682,641, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$111,255,255

Aggregate unrealized (depreciation) of investment securities	(93,104)

Net unrealized appreciation of investment securities	$111,162,151

Cost of investments for tax purposes is the same for tax and financial statement purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 29, 2012, undistributed net investment income was decreased by $10,392 and shares of beneficial interest was increased by $10,392. This reclassification had no effect on the net assets of the Fund.

43        Invesco Tax-Free Intermediate Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	23,421,153	$268,635,352	29,111,924	$327,753,888

Class A2	1,646,193	19,031,328	933,334	10,515,835

Class Y	17,392,089	199,200,064	16,259,700	182,567,330

Institutional Class	1,427,181	16,374,215	906,922	10,145,242

Issued as reinvestment of dividends:
Class A	2,119,968	24,376,453	2,550,373	28,730,987

Class A2	187,783	2,167,027	153,113	1,724,713

Class Y	284,855	3,284,111	252,987	2,860,122

Institutional Class	31,085	358,553	12,689	142,757

Reacquired:
Class A	(28,427,803)	(323,278,646)	(77,420,993)	(866,290,776)

Class A2	(1,051,908)	(12,035,374)	(2,130,556)	(23,799,650)

Class Y	(7,208,242)	(82,865,187)	(14,249,554)	(159,230,970)

Institutional Class	(378,861)	(4,322,942)	(968,656)	(10,755,980)

Net increase (decrease) in share activity	9,443,493	$110,924,954	(44,588,717)	$(495,636,502)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

44        Invesco Tax-Free Intermediate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/29/12	$11.12	$0.36	(c)	$0.72	$1.08	$(0.39)	$—	$(0.39)	$11.81	9.88%	$1,064,169	0.60	%(d)	0.60	%(d)	3.14	%(d)	11%
Year ended 02/28/11	11.19	0.36	(c)	(0.13)	0.23	(0.30)	—	(0.30)	11.12	2.10	1,033,795	0.60		0.60		3.20		18
Eleven months ended 02/28/10	10.72	0.33	(c)	0.49	0.82	(0.35)	—	(0.35)	11.19	7.80	1,552,931	0.63	(e)	0.63	(e)	3.23	(e)	8
Year ended 03/31/09	10.70	0.46	(c)	(0.02)	0.44	(0.41)	(0.01)	(0.42)	10.72	4.18	224,508	0.69		0.69		4.32		22
Year ended 03/31/08	10.76	0.43	(c)	0.02	0.45	(0.43)	(0.08)	(0.51)	10.70	4.24	37,865	0.73		0.73		3.93		19
Year ended 03/31/07	10.92	0.46		(0.12)	0.34	(0.45)	(0.05)	(0.50)	10.76	3.23	38,156	0.75		0.75		3.99		11

Class A2
Year ended 02/29/12	11.12	0.39	(c)	0.73	1.12	(0.42)	—	(0.42)	11.82	10.25	112,293	0.35	(d)	0.35	(d)	3.39	(d)	11
Year ended 02/28/11	11.20	0.39	(c)	(0.14)	0.25	(0.33)	—	(0.33)	11.12	2.26	96,998	0.35		0.35		3.45		18
Eleven months ended 02/28/10	10.72	0.35	(c)	0.51	0.86	(0.38)	—	(0.38)	11.20	8.14	109,342	0.38	(e)	0.38	(e)	3.48	(e)	8
Year ended 03/31/09	10.70	0.48	(c)	(0.02)	0.46	(0.43)	(0.01)	(0.44)	10.72	4.44	116,422	0.44		0.44		4.57		22
Year ended 03/31/08	10.76	0.45	(c)	0.02	0.47	(0.45)	(0.08)	(0.53)	10.70	4.50	167,381	0.48		0.48		4.18		19
Year ended 03/31/07	10.92	0.46		(0.09)	0.37	(0.48)	(0.05)	(0.53)	10.76	3.49	145,563	0.50		0.50		4.24		11

Class Y
Year ended 02/29/12	11.11	0.39	(c)	0.73	1.12	(0.42)	—	(0.42)	11.81	10.26	263,693	0.35	(d)	0.35	(d)	3.39	(d)	11
Year ended 02/28/11	11.19	0.39	(c)	(0.14)	0.25	(0.33)	—	(0.33)	11.11	2.26	131,884	0.35		0.35		3.45		18
Eleven months ended 02/28/10	10.72	0.35	(c)	0.50	0.85	(0.38)	—	(0.38)	11.19	8.05	107,447	0.38	(e)	0.38	(e)	3.48	(e)	8
Year ended 03/31/09(f)	10.42	0.24	(c)	0.28	0.52	(0.21)	(0.01)	(0.22)	10.72	5.01	29,834	0.45	(e)	0.45	(e)	4.56	(e)	22

Institutional Class
Year ended 02/29/12	11.11	0.38	(c)	0.72	1.10	(0.41)	—	(0.41)	11.80	10.11	20,598	0.40	(d)	0.40	(d)	3.34	(d)	11
Year ended 02/28/11	11.18	0.39	(c)	(0.13)	0.26	(0.33)	—	(0.33)	11.11	2.36	7,395	0.35		0.35		3.45		18
Eleven months ended 02/28/10	10.70	0.35	(c)	0.51	0.86	(0.38)	—	(0.38)	11.18	8.14	7,990	0.37	(e)	0.37	(e)	3.49	(e)	8
Year ended 03/31/09	10.69	0.48	(c)	(0.03)	0.45	(0.43)	(0.01)	(0.44)	10.70	4.28	2,344	0.50		0.50		4.51		22
Year ended 03/31/08	10.75	0.45	(c)	0.02	0.47	(0.45)	(0.08)	(0.53)	10.69	4.46	879	0.53		0.53		4.13		19
Year ended 03/31/07	10.92	0.46		(0.10)	0.36	(0.48)	(0.05)	(0.53)	10.75	3.43	3,215	0.52		0.52		4.22		11

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $1,008,095, $102,690, $210,287 and $13,997 for Class A, Class A2, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 for Class Y shares.

45        Invesco Tax-Free Intermediate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Tax-Free Intermediate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Free Intermediate Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

46        Invesco Tax-Free Intermediate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,041.10	$3.02	$1,021.90	$3.00	0.60%

A2	1,000.00	1,043.30	1.78	1,023.12	1.76	0.35

Y	1,000.00	1,043.30	1.78	1,023.12	1.76	0.35

Institutional	1,000.00	1,042.20	2.03	1,022.88	2.01	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

47        Invesco Tax-Free Intermediate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48        Invesco Tax-Free Intermediate Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Tax-Free Intermediate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management)	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

		Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	140	None

		Formerly: Chief Executive Officer, YWCA of the U.S.A.

T-2        Invesco Tax-Free Intermediate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	2003	Retired	140	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	140	None

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Tax-Free Intermediate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4        Invesco Tax-Free Intermediate Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

TFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen High Yield
Municipal Fund
Nasdaq:
A: ACTHX ▪ B: ACTGX ▪ C: ACTFX ▪ Y: ACTDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
48	Financial Statements
50	Notes to Financial Statements
57	Financial Highlights
58	Auditor’s Report
59	Fund Expenses
60	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen High Yield Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Van Kampen High Yield Municipal Fund posted positive returns and, at net asset value (NAV), outperformed its broad market benchmark, the Barclays High Yield Municipal Bond Index. The Fund’s yield curve positioning and overweight allocation to lower quality credits were the main drivers of this outperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.56%

Class B Shares	17.02

Class C Shares	15.73

Class Y Shares	16.83

Barclays High Yield Municipal Bond Index▼ (Broad Market Index)	14.16

Custom IVK High Yield Municipal Index■ (Style-Specific Index)	13.47

Source(s): ▼Invesco, Barclays; ■Invesco, Lipper Inc., Barclays

How we invest
The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
     Under normal market conditions, we generally seek to achieve the Fund’s investment objective by investing primarily in a portfolio of medium- and lower grade municipal securities. Although not governed by specific rating categories, the Fund generally invests at least 75% of its net assets in:
■	Municipal securities considered medium to lower quality by S&P or Moody’s at the time of purchase.

■	Unrated municipal securities we determine to be of comparable quality at the time of purchase.
     Under normal market conditions, we may invest all or a substantial portion of the Fund’s assets in municipal securities that are subject to the federal alternative minimum tax.
     At times, conditions in the municipal securities markets may be such that we will invest in higher grade issues, particularly when the difference in returns between quality classifications is very narrow or when we expect interest rates to increase. These investments may lessen the decline in NAV but may affect the amount of current income, since yields of higher grade securities are usually lower than yields of medium- or lower grade securities.
     Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned 10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1

     During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010, the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
     In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.
     In terms of yield curve positioning, the Fund’s overweight exposure to the long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient way to manage duration, yield curve exposure and credit exposure, and they can potentially enhance yield.
     Sector performance was driven by spread tightening between lower rated and higher rated investment grade municipal securities for most of the reporting period, largely due to declining yields, increased demand and lower tax-exempt issuance. As a result, our

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	89.4%

General Obligation Bonds	6.1

Pre-Refunded Bonds	3.5

Other	1.0

Total Net Assets	$5.2	billion

Total Number of Holdings		1,219

Top Five Fixed Income Holdings

			% of
	Coupon	Maturity	Net Assets

1. King (County of)	5.00%	1/1/34	0.8%

2. Massachusetts (State of)	5.50	8/1/30	0.8

3. Metropolitan Washington Airports Authority	5.00	10/1/36	0.8

4. Golden State Tobacco Securitization Corp.	5.00	6/1/45	0.8

5. New Jersey (State of) Economic Development Authority	6.25	9/15/29	0.7
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Van Kampen High Yield Municipal Fund

overweight exposure to lower quality credits contributed to Fund performance as these credits outperformed their higher quality counterparts. The Fund’s allocation to unrated bonds also contributed to relative performance.
     Our overweight exposure to hospital bonds contributed to Fund returns for the reporting period. Our underweight exposure to industrial development revenue/ pollution control revenue bonds was the main detractor from performance relative to the Fund’s broad market and style-specific benchmarks.
     Thank you for investing in Invesco Van Kampen High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Lipper Inc.

2	Source: CBS News

3	Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

William Black
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Black earned a B.S. in engineering and public policy from Washington University in St. Louis and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.
Mark Paris
Portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a B.B.A. in finance from Baruch College – The City University of New York.
James Phillips
Portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a B.A. in American literature from Empire State College and an M.B.A. in finance from the State University of New York at Albany.
Effective March 1, 2012, after the close of the reporting period, Gerard Pollard and Franklin Ruben left the management team.

5 Invesco Van Kampen High Yield Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Van Kampen High Yield Municipal Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/86)		5.92%	5.92%	5.98%

10	Years	4.70	4.69	4.82

5	Years	2.22	2.21	2.65

1	Year	11.04	11.03	9.33

Class B Shares

Inception (7/20/92)		5.37%	5.36%	5.43%

10	Years	4.58	4.57	4.66

5	Years	2.34	2.33	2.70

1	Year	12.02	12.01	10.03

Class C Shares

Inception (12/10/93)		4.65%	4.65%	4.73%

10	Years	4.42	4.41	4.51

5	Years	2.43	2.42	2.75

1	Year	14.73	14.72	11.56

Class Y Shares

Inception (3/1/06)		4.24%	4.23%	4.45%

5	Years	3.46	3.44	3.76

1	Year	16.83	16.81	13.29

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/86)		5.79%	5.78%	5.87%

10	Years	4.42	4.41	4.60

5	Years	1.54	1.53	2.08

1	Year	5.98	5.97	6.00

Class B Shares

Inception (7/20/92)		5.19%	5.18%	5.28%

10	Years	4.29	4.29	4.43

5	Years	1.59	1.58	2.07

1	Year	6.37	6.35	6.27

Class C Shares

Inception (12/10/93)		4.46%	4.45%	4.57%

10	Years	4.14	4.14	4.28

5	Years	1.77	1.76	2.20

1	Year	9.48	9.47	8.11

Class Y Shares

Inception (3/1/06)		3.60%	3.59%	3.91%

5	Years	2.81	2.80	3.22

1	Year	11.56	11.54	9.82

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 1.45%, 1.65% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7 Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Concentration risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry), and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Counterparty risk. Individually negotiated instruments, such as municipal leases and over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Lower-grade securities (including junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect its interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.
■	Derivatives risk. The use of derivatives, including inverse floating rate investments, involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Inverse floating rate investments risk generally includes embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a leveraged inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
■	High yield municipal securities and junk bond risk. High yield municipal securities including junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of these securities fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. The values can also decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.
■	Municipal securities risk. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets, and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities.
■	Regulatory municipal securities risk. Constitutional amendments, legislative enactments, executive orders,

8 Invesco Van Kampen High Yield Municipal Fund

administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect a municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a fund that invests in medium- and lower-grade municipal securities before investing in the Fund.
■	Synthetic securities risk. Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. These instruments may be subject to counterparty risk and liquidity risk.
■	Variable rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

About indexes used in this report
■	The Barclays High Yield Municipal Bond Index is an unmanaged index consisting of non-investment grade bonds.

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.

■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

■	The Custom IVK High Yield Municipal Index, created by Invesco to serve as a benchmark for Invesco Van Kampen High Yield Municipal Fund, is composed of the following indexes: Barclays High Yield Municipal Bond Index (60%) and Barclays Municipal Bond Index (40%).

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACTHX
Class B Shares	ACTGX
Class C Shares	ACTFX
Class Y Shares	ACTDX

9 Invesco Van Kampen High Yield Municipal Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–107.23%
Alabama–0.60%
Huntsville (City of)–Redstone Village Special Care Facilities Financing Authority;
Series 2002 A, Retirement Facility RB(a)(b)	8.13%	12/01/12	$4,000	$4,278,157

Series 2002 A, Retirement Facility RB(a)(b)	8.25%	12/01/12	7,750	8,295,910

Series 2007, Retirement Facility RB	5.50%	01/01/28	1,000	946,320

Series 2007, Retirement Facility RB	5.50%	01/01/43	13,170	10,726,833

Series 2008 A, Retirement Facility RB	6.88%	01/01/43	4,470	4,470,626

Series 2011 A, Retirement Facility RB	7.50%	01/01/47	2,600	2,711,618

Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(c)	6.95%	01/01/20	3	0

				31,429,464

Alaska–0.23%
Alaska (State of) Industrial Development & Export Authority (Lake Dorothy Hydroelectric); Series 2006, RB (INS–AMBAC)(d)(e)	5.25%	12/01/26	3,690	3,690,627

Alaska (State of) Industrial Development & Export Authority (Upper Lynn Canal Regional Power Supply System);
Series 1997, Power RB(d)	5.80%	01/01/18	830	830,141

Series 1997, Power RB(d)	5.88%	01/01/32	2,945	2,924,974

Northern Tobacco Securitization Corp. Series 2006 A, Asset-Backed RB	4.63%	06/01/23	4,160	4,093,440

Northern Tobacco Securitization Corp.; Series 2006 C, Second Sub. Asset-Backed CAB RB(f)	0.00%	06/01/46	20,860	612,241

				12,151,423

Arizona–4.46%
Casa Grande (City of) Industrial Development Authority (Casa Grande Regional Medical Center);
Series 2001 A, Ref. Hospital RB	7.25%	12/01/19	6,850	7,075,981

Series 2001 A, Ref. Hospital RB	7.63%	12/01/29	11,750	12,126,470

Series 2002 A, Hospital RB	7.13%	12/01/24	3,000	3,094,260

Cochise (County of) Industrial Development Authority (Sierra Vista Community Hospital); Series 1996 A, Ref. Hospital RB	6.75%	12/01/26	4,920	4,926,642

Cochise (County of) Industrial Development Authority (Sierra Vista Regional Health Center); Series 2001, Hospital RB	7.75%	12/01/30	2,475	2,529,128

Flagstaff (City of) Industrial Development Authority (Senior Living Community Northern Arizona);
Series 2003, RB(a)(b)	7.50%	03/01/13	6,465	7,056,871

Series 2007, Ref. RB	5.70%	07/01/42	13,830	12,173,028

Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 A, Ref. PCR(a)(g)	6.00%	05/01/14	9,775	10,698,640

Maricopa County Pollution Control Corp. (El Paso Electric Co.); Series 2009 A, PCR	7.25%	02/01/40	2,000	2,371,620

Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 1999 A, Ref. RB	6.38%	08/15/29	9,700	9,491,062

Series 1999 A, Ref. RB	6.50%	08/15/31	3,500	3,439,275

Phoenix Civic Improvement Corp.;
Series 2008 A, Sr. Lien Airport RB(h)	5.00%	07/01/22	3,500	4,003,265

Series 2008 A, Sr. Lien Airport RB(h)	5.00%	07/01/24	5,000	5,640,850

Series 2008 A, Sr. Lien Airport RB(h)	5.00%	07/01/26	5,000	5,565,550

Series 2009 A, Jr. Lien Water System RB(h)	5.00%	07/01/27	8,935	10,417,406

Series 2009 A, Jr. Lien Water System RB(h)	5.00%	07/01/28	6,785	7,868,836

Series 2009 A, Jr. Lien Water System RB(h)	5.00%	07/01/29	5,500	6,346,780

Pima (County of) Industrial Development Authority (Acclaim Charter School); Series 2006, Education Facility RB	5.80%	12/01/36	4,385	3,636,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–(continued)

Pima (County of) Industrial Development Authority (Choice Education & Development Corp.);
Series 2006, Education Facility RB	6.25%	06/01/26	$2,525	$2,530,303

Series 2006, Education Facility RB	6.38%	06/01/36	3,840	3,765,235

Pima (County of) Industrial Development Authority (Constellation Schools); Series 2008, Lease RB	7.00%	01/01/38	12,000	11,801,520

Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2003, Education Facility RB	7.50%	08/01/33	4,345	4,390,058

Pima (County of) Industrial Development Authority (Excalibur Charter School); Series 2003, Education RB	7.75%	08/01/33	2,905	2,463,672

Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2006, Water & Wastewater RB(d)(i)	5.60%	12/01/22	2,000	2,055,780

Series 2006, Water & Wastewater RB(d)(i)	5.75%	12/01/32	7,120	7,282,834

Series 2007, Water & Wastewater RB(d)	6.55%	12/01/37	1,000	1,027,780

Series 2008, Water & Wastewater RB(d)	7.50%	12/01/38	12,235	13,160,333

Pima (County of) Industrial Development Authority (Milestones Charter School District);
Series 2003, Education Facility RB	7.50%	11/01/33	3,030	2,412,213

Series 2005, Education Facility RB	6.75%	11/01/33	2,865	2,088,929

Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/26	1,590	1,545,671

Series 2006, Education Facility RB	6.75%	04/01/36	2,805	2,687,555

Pima (County of) Industrial Development Authority (Premier & Air Co.); Series 2005, Education Facility RB(m)	7.00%	09/01/35	5,092	2,545,491

Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/37	3,358	3,287,717

Pima (County of) Industrial Development Authority (Skyline Technical High School); Series 2004, Education Facility RB	7.50%	02/01/34	4,300	3,522,689

Quechan Indian Tribe of Fort Yuma (California & Arizona Governmental); Series 2008, RB	7.00%	12/01/27	5,310	5,060,961

Red Hawk Canyon Community Facilities District No. 2; Series 1998 A, Assessment RB	6.50%	12/01/17	1,575	1,559,439

Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(i)	7.13%	07/01/27	2,474	2,491,714

Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/29	474	466,212

Sundance Community Facilities District; Series 2004, Unlimited Tax GO Bonds(a)(b)(i)	6.25%	07/15/14	1,000	1,134,920

Tucson (City of) Industrial Development Authority (Catalina Assisted Living Apartments); Series 2000 A, MFH RB(d)	6.50%	07/01/31	4,605	2,301,901

University Medical Center Corp.;
Series 2005, Hospital RB	5.00%	07/01/35	11,480	11,653,692

Series 2009, Hospital RB	6.25%	07/01/29	1,150	1,322,155

Series 2009, Hospital RB	6.50%	07/01/39	1,600	1,817,808

Verrado Community Facilities District No. 1;
Series 2003, Unlimited Tax GO Bonds	6.50%	07/15/27	7,600	7,620,064

Series 2006, Unlimited Tax GO Bonds	5.35%	07/15/31	5,915	5,141,673

Vistancia Community Facilities District; Series 2002, Unlimited Tax GO Bonds	6.75%	07/15/22	4,000	4,051,800

Yavapai (County of) Industrial Development Authority (Yavapai Regional Medical Center); Series 2003 A, Hospital Facilities RB	6.00%	08/01/33	4,000	4,067,520

				233,719,433

California–10.05%
Agua Mansa Industrial Growth Association (Community Facilities District No. 2002-1); Series 2003, Special Tax RB (LOC–American Express Co.)(j)	6.50%	09/01/33	6,975	7,131,240

Alameda (County of) Corridor Transportation Authority; Series 1999 A, CAB RB (INS–NATL)(e)(f)	0.00%	10/01/35	6,875	1,686,438

Alhambra (City of) (Atherton Baptist Homes);
Series 2010 A, RB	7.63%	01/01/40	4,340	4,697,876

Series 2010 B, RB	6.63%	01/01/17	975	976,092

Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(e)(h)	5.00%	09/15/32	14,990	16,141,382

Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, Toll Bridge RB(h)	5.13%	04/01/39	22,295	24,287,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Beaumont (City of) Financing Authority;
Series 2003 A, Local Agency RB(a)(b)	7.00%	09/01/13	$4,935	$5,523,548

Series 2004 D, Local Agency RB	5.80%	09/01/35	3,375	3,400,211

Blythe (City of) Redevelopment Agency (Redevelopment Project No. 1); Series 2004, Tax Allocation RB	5.75%	05/01/34	4,000	3,720,640

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	1,000	933,260

California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facility RB(i)	6.13%	07/01/38	2,860	2,647,559

Series 2008 B, Educational Facility RB(i)	6.13%	07/01/43	2,000	1,832,880

Series 2008 B, Educational Facility RB(i)	6.13%	07/01/48	3,840	3,482,458

California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facility RB(i)	6.00%	07/01/38	1,170	1,065,168

Series 2008 A, Educational Facility RB(i)	6.13%	07/01/48	2,415	2,190,139

California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,116,700

California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.50%	11/01/38	6,500	6,177,275

Series 2011, RB	7.25%	11/01/31	1,500	1,672,650

Series 2011, RB	7.50%	11/01/41	5,500	6,149,550

California (State of) Statewide Communities Development Authority (Collegiate Housing Foundation–Irvine, L.L.C.–University of California-Irvine East Campus Apartments, Phase II); Series 2008, Student Housing RB	6.00%	05/15/40	5,000	5,329,600

California (State of) Statewide Communities Development Authority (Elder Care Alliance); Series 2002 A, RB(a)(b)	8.00%	11/15/12	3,983	4,279,415

California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2007 A, RB(i)	5.13%	04/01/37	5,000	4,759,300

California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	3,160	2,502,404

California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2007, RB	5.40%	06/01/17	3,100	3,217,304

Series 2007, RB	5.63%	06/01/33	4,940	4,684,553

California (State of) Statewide Communities Development Authority (Notre Dame de Namur University);
Series 2003, RB	6.50%	10/01/23	1,965	1,967,476

Series 2003, RB	6.63%	10/01/33	2,500	2,467,900

California (State of) Statewide Communities Development Authority (Rady Children’s Hospital); Series 2008 B, VRD RB (LOC–Wells Fargo Bank, N.A.)(j)(k)	0.09%	08/15/47	1,500	1,500,000

California (State of) Statewide Communities Development Authority (San Francisco Art Institute); Series 2002, RB (Acquired 07/05/02 Cost $5,250,000)(i)	7.38%	04/01/32	5,250	4,884,652

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	7.00%	11/15/29	1,745	1,971,222

Series 2009, Senior Living RB	7.25%	11/15/41	3,500	3,895,430

California (State of) Statewide Communities Development Authority (Thomas Jefferson School of Law);
Series 2008 A, RB(i)	7.25%	10/01/32	2,000	2,131,480

Series 2008 A, RB(i)	7.25%	10/01/38	15,000	15,827,850

California (State of) Statewide Communities Development Authority Community Facilities District 2007-1 (Orinda);
Series 2007, Special Tax RB	6.00%	09/01/29	2,735	2,760,463

Series 2007, Special Tax RB	6.00%	09/01/37	6,185	6,004,398

California (State of) Statewide Communities Development Authority; Series 2008 A, Special Assessment RB	6.63%	09/02/38	7,610	7,567,612

California (State of); Series 2004 B-1, VRD Unlimited Tax GO Bonds (LOC–Citibank, N.A.)(j)(k)	0.09%	05/01/34	3,575	3,575,000

Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB	6.10%	09/01/28	2,615	2,665,496

Series 2008, Special Tax RB	6.20%	09/01/38	5,960	5,963,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Contra Costa (County of); Series 1999 C, MFH RB(d)(i)	6.75%	12/01/30	$2,655	$2,573,784

Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/46	75,000	10,710,000

Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/23	1,435	1,484,866

Series 2008, Special Tax RB	6.75%	09/01/28	2,950	3,040,536

Series 2008, Special Tax RB	6.88%	09/01/38	5,140	5,257,295

Fontana (City of) Community Facilities District No. 22 (Sierra Hills South); Series 2004, Special Tax RB	6.00%	09/01/34	5,000	5,048,450

Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road CAB RB (INS–NATL)(e)(f)	0.00%	01/15/18	2,300	1,657,794

Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB (INS–BHAC)(e)(h)	5.00%	06/01/45	40,380	40,757,149

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	31,800	26,679,564

Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/47	20,135	13,939,863

Hawthorne (City of) Community Facilities District No. 2006-1;
Series 2006, Special Tax RB	5.00%	09/01/30	3,000	2,592,090

Series 2006, Special Tax RB	5.00%	09/01/36	2,000	1,622,180

Hesperia (City of) Public Financing Authority (Redevelopment & Housing);
Series 2007 A, Tax Allocation RB (INS–SGI)(e)	5.00%	09/01/31	1,495	1,198,392

Series 2007 A, Tax Allocation RB (INS–SGI)(e)	5.00%	09/01/37	3,395	2,557,046

Imperial Beach (City of) Public Finance Authority (Palm Avenue/Commercial Redevelopment); Series 2003 A, Tax Allocation RB	6.00%	06/01/33	3,000	3,002,640

Indio (City of) Redevelopment Agency (Merged Project Area);
Series 2004 B, Sub. Tax Allocation RB(a)(b)	6.38%	08/15/14	3,500	3,999,065

Series 2004 B, Sub. Tax Allocation RB(a)(b)	6.50%	08/15/14	1,380	1,539,514

La Verne (City of) (Brethren Hillcrest Home); Series 2003 B, Revenue COP	6.63%	02/15/25	4,500	4,601,115

Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek); Series 2003, Special Tax RB	6.00%	09/01/33	1,000	1,023,090

Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/22	655	661,019

Modesto (City of); Series 2008 A, Ref. VRD Water RB (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.13%	10/01/36	3,000	3,000,000

Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(i)	6.50%	03/01/28	5,515	5,435,308

Murrieta (City of) Community Facilities District No. 2 (The Oaks Improvement Area);
Series 2004 B, Special Tax RB	6.00%	09/01/27	1,000	1,015,520

Series 2004 B, Special Tax RB	6.00%	09/01/34	2,000	2,011,960

National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	3,750	4,408,162

NorthStar Community Services District; Series 2005, Special Tax RB	5.45%	09/01/28	1,000	750,340

Oakley (City of) Public Finance Authority; Series 2004, RB	6.00%	09/02/28	935	963,574

Orange (City of) Community Facilities District No. 06-1 (Del Rio Public Improvements); Series 2010, Special Tax RB	6.00%	10/01/40	3,000	3,090,990

Palomar Community College District; Series 2010, Unlimited Tax Conv. CAB GO Bonds(f)	0.00%	08/01/45	10,000	4,036,500

Perris (City of) Community Facilities District No. 01-2; Series 2002 A, Special Tax RB	6.38%	09/01/32	5,000	5,116,350

Perris (City of) Public Financing Authority;
Series 1995 D, Local Agency Special Tax RB	7.88%	09/01/25	1,595	1,598,748

Series 2006, Tax Allocation RB	5.35%	10/01/36	1,350	1,253,867

Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/19	4,315	4,321,516

Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Antolia);
Series 2003, Special Tax RB	6.00%	09/01/28	1,045	1,056,965

Series 2005, Special Tax RB	5.50%	09/01/37	2,000	1,895,160

Riverside (County of) Redevelopment Agency (Mid-County Redevelopment Project Area); Series 2010 C, Tax Allocation RB	6.25%	10/01/40	1,780	1,806,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Roseville (City of) (Fountains Community Facilities District No. 1); Series 2008, Special Tax RB	6.13%	09/01/38	$1,000	$1,029,940

Sacramento (City of) Financing Authority;
Series 2005 A, Tax Allocation CAB RB (INS–NATL)(e)(f)	0.00%	12/01/26	15,815	7,225,399

Series 2005 A, Tax Allocation CAB RB (INS–NATL)(e)(f)	0.00%	12/01/31	8,545	2,778,150

Sacramento (County of) Community Facilities District No. 2005-2 (North Vineyard Station No. 1); Series 2007 A, Special Tax RB	6.00%	09/01/37	11,110	10,924,796

Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District); Series 2008 A, Ref. VRD Sub. Lien RB (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.14%	12/01/36	3,925	3,925,000

San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/36	7,650	1,956,947

Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/37	13,130	3,177,197

Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/38	13,515	3,068,986

Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/39	13,895	2,971,307

Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/40	14,280	2,874,564

Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(e)(f)	0.00%	08/01/41	14,080	2,679,002

San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	8.00%	12/01/31	8,875	10,531,785

Series 2011, RB	7.50%	12/01/41	8,730	9,843,599

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.25%	08/01/28	1,000	1,082,460

Series 2009 D, Tax Allocation RB	6.50%	08/01/30	1,000	1,090,070

Series 2009 D, Tax Allocation RB	6.63%	08/01/39	1,000	1,088,310

San Gorgonio Memorial Health Care District (Election 2006); Series 2006 C, Unlimited Tax GO Bonds	7.20%	08/01/39	13,000	14,681,550

San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(d)	6.40%	12/01/41	14,123	12,835,547

San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/27	2,000	2,026,180

Series 2003, Special Tax RB	6.65%	09/01/32	2,630	2,647,121

Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB	7.00%	09/01/36	3,500	4,126,535

Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS–AGM)(e)(f)	0.00%	02/01/52	7,500	2,485,500

Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB	6.15%	12/01/43	4,400	2,130,128

Series 2008 A, Tax Allocation CAB RB(f)	0.00%	12/01/45	18,085	1,146,770

Series 2008 A, Tax Allocation CAB RB(f)	0.00%	12/01/46	18,085	1,054,356

Series 2008 A, Tax Allocation CAB RB(f)	0.00%	12/01/47	18,085	969,175

Series 2008 A, Tax Allocation CAB RB(f)	0.00%	12/01/48	18,085	890,505

Series 2008 A, Tax Allocation CAB RB(f)	0.00%	12/01/49	18,085	818,527

Series 2008 A, Tax Allocation CAB RB(f)	0.00%	12/01/50	18,085	753,783

Series 2008 A, Tax Allocation RB	6.00%	12/01/33	1,475	790,497

Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB(f)	0.00%	06/01/46	35,000	919,800

Series 2006, Tobacco Settlement Asset-Backed Second Sub. CAB RB(f)	0.00%	06/01/46	27,200	680,816

Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB(f)	0.00%	06/01/46	47,000	1,084,760

Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	12,190	8,975,009

Southern California Tobacco Securitization Authority; Series 2006 A-1, Sr. RB	4.75%	06/01/25	2,110	2,059,170

Sweetwater Union High School District (Election 2000); Series 2004 C, Unlimited Tax GO Bonds (INS–AGM)(e)(h)	5.00%	08/01/29	15,160	15,843,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Upland Unified School District (Election of 2008); Series 2009 B, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/39	$15,000	$2,721,150

Val Verde Unified School District Financing Authority;
Series 2003, Ref. Jr. Lien Special Tax RB	6.00%	10/01/21	535	552,527

Series 2003, Ref. Jr. Lien Special Tax RB	6.25%	10/01/28	7,115	7,265,340

Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/31	4,105	3,952,048

Woodland (City of) Community Facilities District 1; Series 2004, Special Tax RB	6.25%	09/01/34	4,900	4,744,964

Yuba City (City of) Redevelopment Agency (Housing Set-Aside);
Series 2004 B, Tax Allocation RB	6.00%	09/01/31	1,060	1,067,812

Series 2004 B, Tax Allocation RB	6.00%	09/01/39	1,880	1,882,143

Yuba City (City of) Redevelopment Agency (Redevelopment); Series 2004, Tax Allocation RB	6.00%	09/01/31	1,800	1,813,266

				526,659,491

Colorado–3.39%
Antelope Heights Metropolitan District; Series 2003, Limited Tax GO Bonds(a)(b)	8.00%	12/01/13	2,137	2,437,868

Arvada (City of) (Arvada Nightingale); Series 1998, Ref. MFH RB (Acquired 04/16/99 Cost $945,000)(d)(i)	6.25%	12/01/18	945	945,614

Beacon Point Metropolitan District;
Series 2005 A, Limited Tax GO Bonds	6.13%	12/01/25	1,990	1,996,050

Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	2,010	1,995,005

Bradburn Metropolitan District No. 3; Series 2010, Ref. Limited Tax GO Bonds	7.50%	12/01/39	2,025	2,078,379

Briargate Center Business Improvement District; Series 2002 A, Limited Tax GO Bonds	7.45%	12/01/32	1,725	1,726,087

Bromley Park Metropolitan District No. 2;
Series 2002 B, Limited Tax GO Bonds(a)(b)	8.05%	12/01/12	3,000	3,261,600

Series 2003, Limited Tax GO Bonds(a)(b)	8.05%	12/01/12	3,500	3,805,200

Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/32	4,220	3,733,096

Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO Bonds	6.00%	12/01/25	470	419,705

Series 2005, Limited Tax GO Bonds	6.13%	12/01/35	536	449,072

Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/36	1,670	1,206,909

Colorado (State of) Educational & Cultural Facilities Authority (Denver Academy);
Series 2003 A, Ref. RB	7.00%	11/01/23	1,005	1,025,130

Series 2003 A, Ref. RB	7.13%	11/01/28	810	823,981

Colorado (State of) Educational & Cultural Facilities Authority (Montessori School of Denver); Series 2002, RB	7.50%	06/01/22	1,690	1,713,745

Colorado (State of) Educational & Cultural Facilities Authority (National Jewish Federation Bond Program); Series 2005 A-7, VRD RB (LOC–Bank of America, N.A.)(j)(k)	0.13%	07/01/29	2,100	2,100,000

Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB	7.75%	08/01/39	4,000	4,192,240

Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2006 A, RB	5.75%	01/01/37	11,855	11,868,752

Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB	6.00%	11/15/30	700	776,258

Series 2010 A, RB	6.25%	11/15/40	3,950	4,302,143

Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/22	1,000	1,001,750

Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/27	3,875	3,645,096

Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/37	6,930	6,081,560

Colorado (State of) Housing & Finance Authority; Series 1999 B-2, Sr. Single Family Program RB(d)	6.80%	04/01/30	45	46,172

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/41	7,935	8,556,628

Copperleaf Metropolitan District No. 2; Series 2006, Limited Tax GO Bonds	5.95%	12/01/36	7,250	4,943,195

Cross Creek Metropolitan District No. 2; Series 2006, Ref. Limited Tax GO Bonds	6.13%	12/01/37	2,630	2,068,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Denver (City & County of) (United Airlines);
Series 2007 A, Ref. Special Facilities Airport RB(d)	5.25%	10/01/32	$8,500	$7,855,445

Series 2007 A, Ref. Special Facilities Airport RB(d)	5.75%	10/01/32	2,000	1,966,720

Denver (City of) Convention Center Hotel Authority;
Series 2006, Ref. Sr. RB (INS–SGI)(e)	5.13%	12/01/26	3,450	3,509,202

Series 2006, Ref. Sr. RB (INS–SGI)(e)	5.00%	12/01/35	6,365	6,338,203

Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB	7.50%	12/01/32	4,500	2,963,205

Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/40	4,000	4,210,960

High Plains Metropolitan District;
Series 2005 A, Limited Tax GO Bonds	6.13%	12/01/25	2,220	1,970,960

Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	4,000	3,311,320

Lafayette (City of) (Rocky Mountain Instrument);
Series 1998 A, IDR(d)	7.00%	10/01/18	4,210	3,155,395

Series 1999 A, IDR	6.75%	10/01/14	245	183,628

Lake Creek Affordable Housing Corp.; Series 1998 A, Ref. MFH RB	6.25%	12/01/23	9,030	9,304,602

Lincoln Park Metropolitan District;
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds	6.13%	12/01/30	6,250	6,587,750

Series 2008, Ref. & Improvement Unlimited Tax GO Bonds	6.20%	12/01/37	5,550	5,802,858

Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	6,595	6,326,056

Montrose (County of) (The Homestead at Montrose, Inc.); Series 2003 A, Health Care Facilities RB	7.00%	02/01/38	6,200	6,202,604

Montrose (County of) Memorial Hospital Board of Trustees; Series 2003, Enterprise RB	6.00%	12/01/33	5,500	5,734,795

Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds(l)	7.25%	12/01/34	1,500	451,110

Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	3,500	3,344,705

Series 2005, Limited Tax GO Bonds	6.25%	12/01/35	6,450	5,991,147

Rendezvous Residential Metropolitan District; Series 2002, Limited Tax GO Bonds(a)(b)	8.00%	12/01/13	1,530	1,710,050

Serenity Ridge Metropolitan District No. 2; Series 2004, Limited Tax GO Bonds(l)	7.50%	12/01/34	2,000	961,480

Snowmass Village (Town of); Series 1992 A, Ref. MFH RB	8.00%	09/01/14	335	335,184

Southlands Metropolitan District No. 1;
Series 2004, Unlimited Tax GO Bonds(a)(b)	7.00%	12/01/14	1,000	1,179,350

Series 2004, Unlimited Tax GO Bonds(a)(b)	7.13%	12/01/14	2,000	2,364,920

Tallgrass Metropolitan District; Series 2007, Ref. & Improvement Limited Tax GO Bonds	5.25%	12/01/37	5,879	5,339,543

Tallyns Reach Metropolitan District No. 2; Series 2004, Limited Tax GO Bonds	6.38%	12/01/23	637	638,236

Tallyns Reach Metropolitan District No. 3;
Series 2004, Limited Tax GO Bonds	6.63%	12/01/23	925	955,849

Series 2004, Limited Tax GO Bonds	6.75%	12/01/33	1,000	1,024,400

Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds(l)	6.63%	12/01/40	1,000	660,940

				177,580,820

Connecticut–0.75%
Connecticut (State of) Development Authority (Cargo BDL LLC); Series 2000, IDR(d)(l)	8.00%	04/01/30	2,955	1,780,772

Connecticut (State of) Development Authority (The Elm Park Baptist Inc.); Series 2003, First Mortgage Health Care RB	5.85%	12/01/33	2,950	3,006,522

Connecticut (State of) Health & Educational Facilities Authority (Lawrence & Memorial Hospital); Series 2004 E, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.11%	07/01/34	8,000	8,000,000

Connecticut (State of) Health & Educational Facilities Authority (St. Mary’s Hospital); Series 1997 E, RB	5.88%	07/01/22	3,660	3,660,366

Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds(i)(m)	5.13%	10/01/36	4,405	2,228,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–(continued)

Greenwich (Town of) Housing Authority (Greenwich Close Apartments); Series 1997 B, MFH RB	7.50%	09/01/27	$1,355	$1,247,169

Hamden (Town of) (Whitney Center);
Series 2009 A, RB	7.63%	01/01/30	2,180	2,316,141

Series 2009 A, RB	7.75%	01/01/43	10,995	11,592,798

Series 2009 C, RB(a)(g)	7.25%	01/01/16	2,000	2,074,680

Manchester (Town of) Redevelopment Agency (Bennet Housing Development); Series 1993, MFH Mortgage RB (Acquired 09/20/99 Cost $681,426)(i)	7.20%	12/01/18	735	738,726

New Britain (City of) Housing Authority (Franklin Square Manor); Series 2002, MFH RB(d)	7.00%	07/01/21	2,316	2,503,573

				39,149,369

Delaware–0.08%
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB(d)	6.25%	06/01/28	4,480	4,156,275

District of Columbia–1.57%
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB	6.63%	03/01/41	4,000	4,257,800

District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/40	7,000	7,652,470

District of Columbia (Methodist Home); Series 1999, RB	6.00%	01/01/29	2,545	2,494,609

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.50%	10/01/29	5,000	5,880,750

District of Columbia Tobacco Settlement Financing Corp.; Series 2006 C, Asset-Backed CAB RB(f)	0.00%	06/15/55	60,320	580,278

District of Columbia; Series 2009 B, Ref. Sec. Income Tax RB(h)	5.00%	12/01/25	16,165	19,208,061

Metropolitan Washington Airports Authority; Series 2006 B, Airport System RB (INS–AGM)(d)(e)(h)	5.00%	10/01/36	40,695	42,013,925

				82,087,893

Florida–12.60%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/36	7,500	6,370,575

Series 2007, IDR	5.88%	11/15/42	19,000	15,889,320

Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011, TEMPS-70sm RB	7.13%	11/15/16	15,100	15,136,391

Series 2011 A, RB	8.00%	11/15/31	1,000	1,033,870

Series 2011 A, RB	8.13%	11/15/41	8,000	8,270,560

Series 2011 A, RB	8.13%	11/15/46	6,000	6,202,920

Anthem Park Community Development District; Series 2004, Capital Improvement Special Assessment RB(c)	5.80%	05/01/36	8,540	5,178,656

Bainebridge Community Development District; Series 2007, Special Assessment RB	5.50%	05/01/38	1,940	1,157,094

Bartram Park Community Development District; Series 2006, Special Assessment RB(m)	5.40%	05/01/37	9,565	4,791,491

Bay Laurel Center Community Development District (Candler); Series 2006, Special Assessment RB	5.45%	05/01/37	1,250	1,137,088

Beacon Lakes Community Development District; Series 2003 A, Special Assessment RB	6.90%	05/01/35	3,230	3,287,365

Bloomingdale (Villages of) Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/36	4,010	3,411,548

Bluewaters Community Development District; Series 2004, Special Assessment RB	6.00%	05/01/35	2,740	2,772,003

Boca Raton (City of) Housing Authority (Banyan Place Senior Apartments);
Series 2006, Ref. First Lien Mortgage Housing RB (Acquired 03/23/06-11/12/09 Cost $3,021,676)(i)	5.80%	10/01/26	3,090	2,200,760

Series 2006, Ref. First Lien Mortgage Housing RB (Acquired 03/23/06-11/12/09 Cost $4,641,040)(i)	5.90%	10/01/36	4,705	3,001,131

Bonnet Creek Resort Community Development District;
Series 2002, Special Assessment RB	7.38%	05/01/34	3,000	3,002,370

Series 2002, Special Assessment RB	7.50%	05/01/34	7,500	7,516,275

Brevard (County of) Health Facilities Authority (Buena Vida Estates, Inc.); Series 2008, Residential Care Facility RB	6.75%	01/01/37	11,460	9,457,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Brevard (County of) Health Facilities Authority (Health First, Inc.);
Series 2009, Health Care Facilities RB	7.00%	04/01/33	$1,960	$2,325,716

Series 2009, Health Care Facilities RB	7.00%	04/01/39	1,865	2,182,833

Broward (County of) (Civic Arena);
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(e)(h)	5.00%	09/01/24	7,555	8,159,249

Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(e)(h)	5.00%	09/01/25	7,910	8,503,646

Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB(c)(m)	7.88%	05/01/38	4,900	2,200,051

Capital Trust Agency (Fort Lauderdale); Series 2003, Sr. RB(d)	5.75%	01/01/32	2,000	1,733,860

Capital Trust Agency (Million Air One LLC); Series 2011, RB(d)	7.75%	01/01/41	14,400	15,149,376

Capital Trust Agency (Orlando); Series 2003, Sub. RB(d)	6.75%	01/01/32	2,500	2,295,650

Caribe Palm Community Development District; Series 2005 A, Special Assessment RB	5.85%	05/01/35	720	726,286

Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/20	2,695	2,551,276

Citrus (County of) Hospital Board (Citrus Memorial Hospital);
Series 2002, Ref. RB	6.25%	08/15/23	3,295	3,248,606

Series 2002, Ref. RB	6.38%	08/15/32	3,340	3,158,571

Collier (County of) Industrial Development Authority (Arlington Naples); Series 2011, Continuing Care Community BAN	14.00%	05/15/15	4,500	4,498,290

Connerton West Community Development District;
Series 2004 A-2, Capital Improvement Special Assessment RB	5.95%	05/01/36	1,945	1,489,345

Series 2006 A-1, Capital Improvement Special Assessment RB(m)	5.38%	05/01/37	4,950	1,831,500

Series 2007 B, Capital Improvement Special Assessment RB(m)	5.13%	05/01/16	2,825	1,045,250

Cutler Cay Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/24	3,795	3,907,294

Double Branch Development District; Series 2002 A, Special Assessment RB	6.70%	05/01/34	7,490	7,707,510

Escambia (County of) (International Paper Co.); Series 2006 A, Ref. Environmental Improvement RB(d)	5.00%	08/01/26	5,690	5,689,886

Escambia (County of); Series 2003 A, Environmental Improvement RB(d)	5.75%	11/01/27	6,250	6,388,750

Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB	7.25%	10/01/40	14,000	15,314,320

Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2010 A, Educational Facilities RB	6.00%	09/15/40	8,840	9,023,076

Florida Housing Finance Corp. (Beacon Hill Apartments); Series 1998 C, RB(a)(d)	6.61%	07/01/28	7,875	6,641,381

Florida Housing Finance Corp. (Westbrook Apartments); Series 1998 U-1, RB(a)(d)	6.45%	01/01/29	10,860	10,859,348

Florida Housing Finance Corp. (Westchase Apartments); Series 1998 B, RB(a)(d)	6.61%	07/01/28	9,865	7,032,068

Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB(m)	5.25%	05/01/39	1,335	13

Series 2007 A-2, Special Assessment RB(m)	5.25%	05/01/39	1,700	17

Series 2007 B, Special Assessment RB(m)	5.10%	05/01/14	3,835	38

Series 2011, Ref. Special Assessment Conv. CAB RB(f)	0.00%	05/01/39	26,925	3,660,723

Greyhawk Landing Community Development District; Series 2002 A, Special Assessment RB(a)(b)	7.00%	05/01/12	1,940	1,981,147

Hammock Bay Community Development District; Series 2004 A, Special Assessment RB	6.13%	05/01/35	2,420	2,455,695

Harbour Isles Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/35	1,360	1,360,204

Heritage Harbor Community Development District; Series 1997, Recreational RB	7.75%	05/01/23	430	368,071

Islands at Doral III Community Development District; Series 2004 A, Special Assessment RB	5.90%	05/01/35	3,655	3,636,360

Islands at Doral Southwest Community Development District; Series 2003, Special Assessment RB(a)(b)	6.38%	05/01/13	1,710	1,828,571

Jacksonville (City of) Economic Development Commission (Proton Therapy Institute); Series 2007 A, Ref. Health Care Facilities RB(i)	6.25%	09/01/27	13,000	13,567,320

Kendall Breeze Community Development District;
Series 2002, Special Assessment RB	6.70%	11/01/23	1,895	1,995,208

Series 2002, Special Assessment RB	6.63%	11/01/33	3,190	3,371,128

Series 2004, Special Assessment RB	5.88%	05/01/34	1,390	1,392,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Lakeland (City of) (Carpenter’s Home Estate Accident Investor); Series 2008, Ref. First Mortgage Retirement Community RB(i)	6.38%	01/01/43	$2,250	$2,285,190

Lakeside Landings Community Development District;
Series 2007 A, Special Assessment RB(m)	5.50%	05/01/38	1,000	410,540

Series 2007 B, Special Assessment RB(m)	5.25%	05/01/13	1,940	796,448

Lee (County of) Industrial Development Authority (Cypress Cove Health Park);
Series 1997 A, Health Care Facilities RB	6.38%	10/01/25	12,675	9,846,320

Series 2002 A, Health Care Facilities RB	6.75%	10/01/32	8,000	5,997,120

Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2007 A, IDR	5.25%	06/15/27	7,000	6,380,570

Series 2007 A, IDR	5.38%	06/15/37	6,230	5,462,526

Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, Ref. RB	6.75%	09/01/28	8,205	7,755,038

Marshall Creek Community Development District; Series 2000 A, Special Assessment RB	7.65%	05/01/32	2,655	2,655,876

Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	6,500	6,719,310

Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 1998, Hospital RB	5.38%	11/15/18	90	90,062

Series 2001 A, Hospital RB	6.80%	11/15/31	3,465	3,504,362

Series 2004, Ref. Hospital RB(i)	6.75%	11/15/29	5,500	5,759,105

Miami-Dade (County of) (Building Better Communities Program); Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(e)(h)	5.00%	07/01/30	15,210	16,636,394

Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGM)(d)(e)(h)	5.25%	10/01/33	16,500	17,405,025

Miami-Dade (County of) School Board;
Series 2008 B, COP (INS–AGM)(e)(h)	5.25%	05/01/26	5,000	5,570,350

Series 2008 B, COP (INS–AGM)(e)(h)	5.25%	05/01/27	10,000	11,073,400

Miami-Dade (County of);
Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/31	7,155	2,418,247

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/32	2,890	913,124

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/35	12,000	3,125,640

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/39	21,650	4,323,722

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/40	10,000	1,868,700

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/42	72,215	11,997,078

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/43	17,835	2,777,088

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/44	15,495	2,253,283

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/45	7,710	1,056,733

Series 2009, Sub. Special Obligation CAB RB(f)	0.00%	10/01/47	22,300	2,715,471

Midtown Miami Community Development District;
Series 2004 A, Special Assessment RB	6.00%	05/01/24	1,755	1,776,148

Series 2004 A, Special Assessment RB	6.25%	05/01/37	8,445	8,524,299

Miromar Lakes Community Development District; Series 2000 B, Capital Improvement Special Assessment RB	7.25%	05/01/12	4,275	4,275,000

Mount Dora (City of) Health Facilities Authority (Waterman Village);
Series 2002 A, RB	6.75%	08/15/25	3,000	2,391,930

Series 2004 A, Ref. RB	5.25%	08/15/13	1,075	1,025,217

Series 2004 A, Ref. RB	5.75%	08/15/18	3,000	2,537,760

Northern Palm Beach (County of) Improvement District Unit of Development No. 16;
Series 1999, Ref. Water Control & Improvement RB	7.50%	08/01/24	2,645	2,649,047

Series 2002, Water Control & Improvement RB	7.00%	08/01/32	2,500	2,559,775

Northern Palm Beach (County of) Improvement District Unit of Development No. 2A; Series 2002, Water Control & Improvement RB	6.40%	08/01/33	3,995	4,003,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Oak Creek Community Development District; Series 2004, Special Assessment RB	5.80%	05/01/35	$1,620	$1,525,554

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. RB	5.38%	07/01/20	2,200	2,157,320

Series 2005, Ref. RB	5.70%	07/01/26	4,000	3,858,520

Series 2007, First Mortgage RB	5.50%	07/01/32	2,750	2,505,305

Series 2007, First Mortgage RB	5.50%	07/01/38	7,450	6,635,566

Orange (County of) Health Facilities Authority (Westminster Community Care);
Series 1999, RB	6.50%	04/01/12	130	130,242

Series 1999, RB	6.60%	04/01/24	4,000	4,001,760

Series 1999, RB	6.75%	04/01/34	2,500	2,500,475

Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/28	1,845	1,766,071

Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/31	3,745	3,767,433

Orange (County of) Housing Finance Authority (H.A.N.D.S., Inc.);
Series 1995 A, Mortgage RB(i)	7.00%	10/01/15	910	922,531

Series 1995 A, Mortgage RB(i)	7.00%	10/01/25	2,535	2,565,952

Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/31	780	784,672

Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/31	220	221,318

Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/31	780	784,672

Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/31	310	311,857

Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB	6.13%	05/01/35	410	4

Series 2010 A-2, Capital Improvement Conv. CAB RB(f)	0.00%	05/01/35	435	328,160

Series 2010 B, Capital Improvement Conv. CAB RB(f)	0.00%	05/01/17	1,000	891,180

Palm Beach (County of) Housing Finance Authority (Lake Delray Apartments); Series 1999 A, MFH RB(d)	6.40%	01/01/31	8,660	8,310,049

Palm Coast Park Community Development District; Series 2006, Special Assessment RB	5.70%	05/01/37	4,715	3,058,196

Parklands West Community Development District; Series 2001 A, Special Assessment RB	6.90%	05/01/32	3,535	3,536,025

Pentathlon Community Development District; Series 2003, Special Assessment RB	6.75%	11/01/33	1,690	1,721,840

Pier Park Community Development District; Series 2002 1, Capital Improvement RB	7.15%	05/01/34	14,570	14,650,572

Pine Air Lakes Community Development District; Series 2002, Special Assessment RB	7.25%	05/01/33	2,800	2,822,652

Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/37	1,615	1,060,700

Pinellas (County of) Health Facilities Authority (The Oaks of Clearwater); Series 2004, RB	6.25%	06/01/34	5,580	5,746,898

Poinciana Community Development District; Series 2000 A, Special Assessment RB	7.13%	05/01/31	6,880	6,883,371

Poinciana West Community Development District; Series 2007, Special Assessment RB	6.00%	05/01/37	1,495	1,421,072

Port St. Lucie (City of) (Glassman Special Assessment District); Series 2003 C, Special Assessment RB	6.75%	07/01/23	4,750	4,791,040

Reunion East Community Development District; Series 2005, Special Assessment RB(m)	5.80%	05/01/36	4,300	2,110,913

Saddlebrook Community Development District; Series 2001 A, Special Assessment RB(a)(b)	6.90%	05/01/12	4,460	4,511,468

Sausalito Bay Community Development District; Series 2003, Special Assessment RB	6.20%	05/01/35	2,660	2,679,551

Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(i)	5.50%	10/01/24	5,350	5,486,639

Silver Palms Community Development District; Series 2004, Special Assessment RB	5.90%	05/01/34	1,790	1,794,940

South Lake (County of) Hospital District (South Lake Hospital, Inc.);
Series 2003 A, Special Assessment RB	6.40%	05/01/34	4,700	4,719,270

Series 2004 A, Special Assessment RB	5.88%	05/01/35	2,640	1,963,315

South Lake (County of) Hospital District (South Lake Hospital, Inc.);
Series 2003, RB	6.38%	10/01/28	2,115	2,177,498

Series 2003, RB	6.38%	10/01/34	3,995	4,144,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

South-Dade Venture Community Development District;
Series 2002, Special Assessment RB	6.90%	05/01/33	$4,300	$4,392,923

Series 2004, Special Assessment RB	6.13%	05/01/34	1,295	1,310,087

St. Johns (County of) Industrial Development Authority (Glenmoor); Series 2006 A, Health Care RB	5.38%	01/01/40	7,850	6,041,439

St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities);
Series 2004 A, RB	5.63%	08/01/34	4,390	4,475,122

Series 2010 A, RB	6.00%	08/01/45	4,000	4,313,360

Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/35	1,495	1,248,534

Stonebrier Community Development District; Series 2006, Special Assessment RB	5.50%	05/01/37	2,820	2,606,893

Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/39	4,730	5,104,994

Sweetwater Creek Community Development District; Series 2007 A, Capital Improvement Special Assessment RB(m)	5.50%	05/01/38	3,505	1,227,206

Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2000, Health Facilities RB	6.38%	12/01/30	5,875	5,883,519

Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(e)(h)	6.00%	10/01/29	13,440	18,438,202

Tolomato Community Development District;
Series 2007, Special Assessment RB(m)	6.65%	05/01/40	13,195	5,625,029

Series 2007 A, Special Assessment RB(m)	5.25%	05/01/39	970	414,607

Town Center at Palm Coast Community Development District; Series 2005, Capital Improvement Special Assessment RB	6.00%	05/01/36	11,635	8,483,311

Trails at Monterey Community Development District;
Series 2003, Special Assessment RB	6.50%	05/01/23	1,000	1,012,570

Series 2003, Special Assessment RB	6.75%	05/01/33	1,715	1,734,397

Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB(m)	6.80%	05/01/39	4,895	2,366,537

Turnbull Creek Community Development District;
Series 2005, Special Assessment RB	5.80%	05/01/35	2,695	2,295,170

Series 2006, Special Assessment RB	5.25%	05/01/37	3,570	2,472,189

University Square Community Development District; Series 2007 A-1, Capital Improvement Special Assessment RB	5.88%	05/01/38	2,890	2,900,577

Venetian Isles Community Development District; Series 2002 A, Special Assessment RB	6.75%	05/01/33	3,930	3,976,806

Verandah West Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.63%	05/01/33	4,345	4,372,765

Waterlefe Community Development District; Series 2001, Golf Course RB(m)	8.13%	10/01/25	2,645	91,834

West Villages Improvement District (Unit of Development No. 3); Series 2006, Special Assessment RB	5.50%	05/01/37	3,755	1,677,884

West Villages Improvement District; Series 2007, Special Assessment RB	5.50%	05/01/38	9,500	4,438,495

Winter Garden Village at Fowler Groves Community Development District; Series 2006, Special Assessment RB	5.65%	05/01/37	2,595	2,626,451

World Commerce Community Development District; Series 2004 A-2, Special Assessment RB(m)	6.13%	05/01/35	1,525	1,420,675

				660,837,295

Georgia–1.68%
Americus (City of) & Sumter (County of) Hospital Authority (South Georgia Methodist); Series 1999 A, Ref. RB	6.38%	05/15/29	5,250	5,117,857

Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	12,000	13,123,920

Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	1,500	1,536,045

Atlanta (City of) (Princeton Lakes); Series 2006, Tax Allocation RB(i)	5.50%	01/01/31	3,140	3,145,118

Atlanta (City of) Urban Residential Finance Authority (John Eagan); Series 1998 A, MFH RB(c)(d)	6.75%	07/01/30	5,285	3,934,524

Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 B, Special Facilities RB(d)	9.00%	06/01/35	8,750	9,463,562

DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	6.00%	09/01/30	1,500	1,669,320

Fulton (County of) Residential Care Facilities for the Elderly Authority (RHA Assisted Living);
Series 1999 A, Sr. Lien RB	6.90%	07/01/19	4,390	4,176,427

Series 1999 A, Sr. Lien RB	7.00%	07/01/29	8,310	7,338,727

Fulton (County of) Residential Care Facilities for the Elderly Authority (St. Anne’s Terrace); Series 2003, Ref. RB	7.63%	12/01/33	3,295	3,396,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

Medical Center Hospital Authority (Spring Harbor Green Island); Series 2007, Ref. RB	5.25%	07/01/27	$2,500	$2,365,000

Private Colleges & Universities Authority (Mercer Housing Corp.); Series 2001 A, Student Housing RB	6.00%	06/01/21	905	907,606

Renaissance on Peachtree Unit Investment Trust; Series 2006, Ctfs.(m)	6.00%	10/01/25	5,860	3,100,467

Richmond (County of) Development Authority (International Paper Co.); Series 2002 A, Ref. Environmental Improvement RB(d)	6.00%	02/01/25	1,000	1,011,230

Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(d)	6.13%	01/01/34	9,615	9,864,413

Savannah (City of) Economic Development Authority (Marshes of Skidaway);
Series 2003 A, First Mortgage RB	6.85%	01/01/19	2,245	2,307,007

Series 2003 A, First Mortgage RB	7.40%	01/01/24	920	930,534

Series 2003 A, First Mortgage RB	7.40%	01/01/34	3,650	3,667,557

Tax-Exempt Grantor Trust Senior Tier 1; Series 2006 A, COP(m)	6.00%	10/01/25	20,685	10,944,227

				87,999,632

Hawaii–0.88%
Hawaii (State of) Department of Budget & Finance (15 Craigside); Series 2009 A, Special Purpose Senior Living RB	9.00%	11/15/44	5,280	6,224,222

Hawaii (State of) Department of Budget & Finance (Kahala Nui);
Series 2003 A, Special Purpose RB	7.40%	11/15/17	5,300	5,560,071

Series 2003 A, Special Purpose RB	7.88%	11/15/23	4,450	4,659,150

Series 2003 A, Special Purpose RB	8.00%	11/15/33	10,000	10,440,100

Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(h)	5.25%	04/01/29	12,000	14,076,000

Kuakini Health System; Series 2002 A, Special Purpose RB	6.30%	07/01/22	5,000	5,010,700

				45,970,243

Idaho–0.15%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/06 Cost $7,640,000)(d)(i)(m)	7.50%	11/01/24	7,640	271,220

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/37	8,355	7,692,198

				7,963,418

Illinois–11.49%
Annawan (Village of) (Patriot Renewable Fuels, LLC); Series 2007, Tax Increment Allocation RB	5.63%	01/01/18	3,670	3,089,039

Antioch (Village of) Special Service Area No. 1 (Deercrest); Series 2003, Special Tax RB	6.63%	03/01/33	3,691	3,116,311

Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/27	2,355	2,444,584

Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/23	3,860	4,005,908

Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	5,000	4,609,400

Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/27	2,000	1,758,820

Bolingbrook (Village of);
Series 1999 B, Unlimited Tax CAB GO Bonds (INS–NATL)(e)(f)	0.00%	01/01/29	910	359,723

Series 2005, Sales Tax RB	5.75%	01/01/15	545	424,490

Series 2005, Sales Tax RB	6.25%	01/01/24	6,000	4,116,000

Series 2005, Sales Tax RB	6.00%	01/01/26	4,500	3,085,785

Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/27	2,905	2,832,840

Chicago (City of) (Asphalt Operating Services); Series 2010, Recovery Zone Facility RB	6.13%	12/01/18	8,000	8,536,320

Chicago (City of) (Diversey/Narragansett); Series 2006, COP	7.46%	02/15/26	2,820	2,819,718

Chicago (City of) (Lakeshore East);
Series 2002, Special Assessment Improvement RB	6.75%	12/01/32	3,593	3,709,808

Series 2003, Special Assessment Improvement RB	6.63%	12/01/22	3,604	3,725,239

Chicago (City of) (O’Hare International Airport); Series 2008 A, Third Lien General Airport RB (INS–AGM)(e)(h)	5.00%	01/01/33	14,000	14,897,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Chicago (City of) (Read-Dunning); Series 1996 B, Tax Increment Allocation RB (INS–ACA)(e)	7.25%	01/01/14	$700	$701,701

Chicago (City of) Board of Education;
Series 2006 B, Unlimited Tax GO Bonds (INS–AGM)(e)(h)	5.00%	12/01/25	10,000	10,823,100

Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(e)(h)	5.00%	12/01/32	13,050	13,914,563

Chicago (City of);
Series 2011, COP	7.13%	05/01/25	9,700	10,342,334

Series 2011, COP	7.13%	05/01/25	8,185	8,727,011

Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	12,025	12,926,755

Cook (County of); Series 2004 B, Capital Improvement Unlimited Tax GO Bonds (INS–NATL)(e)(h)	5.00%	11/15/29	20,000	21,325,400

Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(c)(i)(m)	5.50%	03/01/17	3,439	2,160,999

Deerfield (Village of);
Series 2011, Ref. CAB RB(f)	0.00%	10/01/31	1,803	373,528

Series 2011, Ref. RB	6.00%	10/01/42	3,441	2,842,472

Gilberts (Village of) Special Service Area No. 19 (The Conservancy); Series 2006-1, Special Tax RB(m)	5.38%	03/01/16	2,500	1,128,350

Godfrey (Village of) (UTD Methodist Village); Series 1999 A, RB	5.88%	11/15/29	4,000	2,229,760

Illinois (State of) Finance Authority (Chestnut Square at Glen); Series 2002 A, RB	7.00%	08/15/29	3,255	3,255,000

Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007 A, Ref. RB	5.75%	05/15/26	5,575	5,616,812

Series 2007 A, Ref. RB	5.75%	05/15/31	2,825	2,782,766

Illinois (State of) Finance Authority (Clare Oaks); Series 2006 A, RB(c)	6.00%	11/15/39	14,950	7,474,701

Illinois (State of) Finance Authority (Clare Water Tower);
Series 2010 A-6, Ref. RB(m)	6.00%	05/15/28	1,400	209,762

Series 2010 A-7, Ref. RB(m)	6.13%	05/15/41	12,600	1,887,858

Series 2010 B, Ref. CAB RB(f)(m)	0.00%	05/15/50	6,000	10,500

Illinois (State of) Finance Authority (Clinic Altgeld); Series 1996, Community Facilities RB	8.00%	11/15/16	1,880	1,876,729

Illinois (State of) Finance Authority (Collegiate Housing Foundation- DeKalb II, LLC.- Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/43	7,000	7,757,260

Illinois (State of) Finance Authority (Covenant Retirement Communities, Inc.);
Series 2001, RB	5.88%	12/01/31	1,250	1,263,575

Series 2002 B, RB	6.13%	12/01/28	5,000	5,109,700

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(m)	6.25%	08/15/35	2,500	24,625

Series 2008 A, Ref. RB(m)	6.25%	08/15/40	4,500	44,325

Illinois (State of) Finance Authority (Franciscan Communities-St. Joseph); Series 2004 A, RB	6.00%	05/15/34	2,500	2,307,050

Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2005 A, RB	5.38%	02/15/25	1,000	919,860

Series 2010, RB	7.25%	02/15/45	7,400	7,567,684

Illinois (State of) Finance Authority (Greenfields of Geneva);
Series 2010 A, RB	7.90%	02/15/25	3,285	3,331,417

Series 2010 A, RB	8.00%	02/15/28	3,000	3,038,820

Series 2010 A, RB	8.13%	02/15/40	1,500	1,514,565

Series 2010 A, RB	8.25%	02/15/46	15,000	15,155,550

Series 2010 C-2, TEMPS-65sm RB	6.75%	02/15/16	5,000	4,999,650

Illinois (State of) Finance Authority (Illinois Institute of Technology);
Series 2006 A, RB	5.00%	04/01/19	1,000	958,470

Series 2006 A, RB	5.00%	04/01/36	4,500	3,604,995

Illinois (State of) Finance Authority (Kewanee Hospital); Series 2006, RB	5.00%	08/15/26	4,085	3,890,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	6.00%	08/15/26	$3,000	$2,757,870

Series 2006 A, RB	6.00%	08/15/39	9,000	7,620,660

Illinois (State of) Finance Authority (Montgomery Place);
Series 2006 A, RB	5.50%	05/15/26	2,400	2,308,272

Series 2006 A, RB	5.75%	05/15/38	3,000	2,771,280

Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	10,000	10,749,900

Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/28	2,000	1,563,820

Series 2008, RB	7.75%	09/15/38	3,000	2,349,000

Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2010 A, RB	8.13%	05/15/40	6,250	6,358,937

Series 2010 A, RB	8.25%	05/15/45	14,000	14,297,640

Series 2010 D-1, TEMPS-75sm RB	7.25%	08/15/16	8,000	8,015,760

Illinois (State of) Finance Authority (Provena Health); Series 2009 A, RB	7.75%	08/15/34	11,300	14,055,392

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	22,235	27,164,277

Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB	5.50%	08/01/37	8,250	8,386,702

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/30	5,000	5,095,050

Series 2009, RB	6.88%	08/15/38	13,875	15,459,941

Illinois (State of) Finance Authority (The Admiral at the Lake);
Series 2010 A, RB	7.25%	05/15/20	905	912,946

Series 2010 D-2, TEMPS-65sm RB	6.38%	05/15/17	9,500	9,508,645

Illinois (State of) Finance Authority (The Landing at Plymouth Place);
Series 2005 A, RB	6.00%	05/15/25	4,500	4,152,015

Series 2005 A, RB	6.00%	05/15/37	19,325	16,367,502

Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/31	2,000	2,084,160

Series 2011, Ref. Charter School RB	7.13%	10/01/41	1,000	1,043,490

Illinois (State of) Finance Authority (Villa St. Benedict); Series 2003 A-1, RB(m)	6.90%	11/15/33	6,750	2,767,432

Illinois (State of) Finance Authority (Waste Management Inc.); Series 2005 A, Solid Waste Disposal RB(d)	5.05%	08/01/29	1,320	1,337,741

Illinois (State of) Finance Authority;
Series 2003 A, RB	7.00%	11/15/32	2,650	2,643,879

Series 2003 A, Ref. RB	6.20%	08/15/23	1,000	997,530

Series 2003 A, Ref. RB	6.40%	08/15/33	4,500	4,443,030

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 A, RB(h)	5.50%	06/15/50	18,000	19,498,860

Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(e)(i)	6.20%	06/15/18	4,749	4,790,981

Illinois (State of) Toll Highway Authority; Series 2008 B, RB(h)	5.50%	01/01/33	29,000	31,804,880

Lake, Cook, Kane & McHenry Counties Community Unit School District No. 220 (Barrington); Series 2000, Unlimited Tax GO Bonds (INS–NATL)(e)	5.75%	12/01/19	80	80,310

Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/30	1,950	2,021,039

Loves Park (City of) (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	1,325	1,311,671

Manhattan (Village of) Special Service Area No. 04-1 (Brookstone Springs); Series 2005, Special Tax RB	6.10%	03/01/35	4,308	4,313,256

Minooka (Village of) (Lakewood Trails Unit No. 2); Series 2004, Special Assessment Improvement RB	6.38%	03/01/34	5,500	5,560,775

Minooka (Village of) (Lakewood Trails); Series 2003, Special Assessment Improvement RB	6.63%	03/01/33	3,710	3,767,802

Minooka (Village of) (Prairie Ridge); Series 2003, Special Assessment Improvement RB	6.88%	03/01/33	2,645	2,280,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Pingree Grove (Village of) (Cambridge Lakes Learning Center);
Series 2007, RB	6.00%	06/01/36	$5,175	$4,302,805

Series 2011, RB	8.50%	06/01/41	2,000	2,120,420

Pingree Grove (Village of) Special Service Area No. 2 (Cambridge Lakes); Series 2005-2, Special Tax RB	6.00%	03/01/35	6,992	6,813,424

Pingree Grove (Village of) Special Service Area No. 7 (Cambridge Lakes); Series 2006-1, Special Tax RB	6.00%	03/01/36	7,655	7,291,005

Plano (City of) Special Service Area No. 1 (Lakewood Springs); Series 2004 A, Special Tax RB	6.20%	03/01/34	4,076	4,137,874

Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(m)	5.80%	03/01/37	5,572	2,833,139

Quad Cities Regional Economic Development Authority (Heritage Woods Moline Supportive Living Facility); Series 2006, MFH RB(d)	6.00%	12/01/41	1,335	1,164,267

Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/28	19,900	22,305,711

Regional Transportation Authority; Series 1994 B, RB (INS–AMBAC)(e)	8.00%	06/01/17	2,095	2,615,356

Round Lake (Village of) Lakewood Grove Special Service Area No. 1; Series 2003, Special Tax RB(a)(b)	6.70%	03/01/13	3,497	3,762,842

Round Lake (Village of) Lakewood Grove Special Service Area No. 4; Series 2003, Unlimited Tax GO Bonds(a)(b)	6.75%	03/01/13	4,829	5,198,467

St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/28	2,850	2,849,971

Sterling (City of) (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	860	851,348

United City of Yorkville (City of) (Storm Water/Water Improvement);
Series 2007, Business District RB	6.00%	01/01/26	3,295	2,199,808

Series 2007, Business District RB	6.00%	01/01/27	285	186,498

United City of Yorkville (City of) Special Service Area No. 2003-100 (Raintree Village); Series 2003, Special Tax RB	6.88%	03/01/33	5,461	5,544,280

United City of Yorkville (City of) Special Service Area No. 2003-101 (Windett Ridge); Series 2003, Special Tax RB (Acquired 09/03/03 Cost $2,645,000)(i)	6.88%	03/01/33	2,645	2,259,253

United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB	6.25%	03/01/35	5,481	3,221,019

United City of Yorkville (City of) Special Service Area No. 2005-108 (Autumn Creek); Series 2006, Special Tax RB	6.00%	03/01/36	2,912	2,420,629

United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, Special Tax RB	5.75%	03/01/28	4,350	4,243,468

Upper Illinois River Valley Development Authority (Living Springs McHenry Supportive Living Facility); Series 2007, MFH RB(d)	6.10%	12/01/41	4,000	3,560,640

Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/30	1,000	1,026,040

Series 2010, RB	7.25%	11/15/40	2,200	2,267,584

Series 2010, RB	7.38%	11/15/45	1,700	1,762,424

Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	3,798	3,168,102

Western Illinois Economic Development Authority (Carthage Memorial Hospital);
Series 2008 B, Hospital RB	7.00%	06/01/33	2,295	2,354,303

Series 2008 B, Hospital RB	7.05%	06/01/37	4,700	4,762,275

Wheeling (Village of) (N. Milwaukee/Lake-Cook TIF); Series 2005, Tax Increment Allocation RB	6.00%	01/01/25	8,745	8,575,697

Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(d)	7.00%	12/01/42	2,460	2,466,913

				602,538,785

Indiana–1.60%
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/29	3,100	3,398,530

Series 2009 A, Economic Development RB	8.00%	11/15/39	9,000	9,761,850

Delaware (County of) Redevelopment District; Series 1997, Tax Increment Allocation RB	6.88%	02/01/18	640	641,491

Indiana (State of) Finance Authority (King’s Daughters Hospital & Health Services); Series 2010, Hospital RB	5.50%	08/15/45	7,755	7,719,482

Indiana (State of) Finance Authority (Republic Services, Inc.); Series 2005, VRD IDR (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.10%	11/01/35	9,500	9,500,000

Indiana (State of) Finance Authority (U.S. Steel Corp); Series 2011, Ref. Environmental RB	6.00%	12/01/19	8,000	8,327,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indiana (State of) Health Facility Financing Authority (Community Foundation of Northwest Indiana);
Series 2004 A, Hospital RB	6.25%	03/01/25	$1,500	$1,589,220

Series 2004 A, Hospital RB	6.00%	03/01/34	13,035	13,605,542

Indiana (State of) Health Facility Financing Authority (Franciscan Communities, Inc.); Series 2003 A, Ref. RB	6.40%	05/15/24	3,435	3,435,172

Indiana (State of) Health Facility Financing Authority (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	3,900	3,860,766

North Manchester (Town of) (Peabody Retirement Communities); Series 2002 A, RB(m)	7.25%	07/01/33	3,000	1,019,940

Portage (City of) Special Improvement District (Marina Shoes); Series 2005, Special Assessment RB(m)	6.38%	03/01/35	3,643	1,642,410

St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/12	130	122,422

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/13	130	113,354

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/14	125	100,936

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/15	125	93,474

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	12/30/16	125	86,568

Vigo (County of) Hospital Authority (Union Hospital, Inc.);
Series 2007, RB(i)	5.70%	09/01/37	8,000	7,757,520

Series 2007, RB(i)	5.75%	09/01/42	5,780	5,570,995

Series 2007, RB(i)	5.80%	09/01/47	5,645	5,473,448

				83,820,480

Iowa–0.98%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/28	1,250	1,366,088

Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/39	5,000	5,300,000

Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/43	5,500	5,816,030

Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB	7.25%	06/01/35	5,755	6,399,963

Des Moines (City of) (Luther Park Apartments, Inc.);
Series 2004, Senior Housing RB	6.25%	12/01/34	2,245	2,067,555

Series 2007 A, Ref. MFH RB(i)	5.30%	12/01/36	3,585	3,078,224

Iowa (State of) Finance Authority (Bethany Life Communities);
Series 2006 A, Ref. Senior Housing RB	5.45%	11/01/26	350	338,982

Series 2006 A, Ref. Senior Housing RB	5.55%	11/01/41	3,000	2,729,040

Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/29	1,930	1,771,412

Series 2007, Ref. Health Care Facility RB	5.90%	11/15/37	2,750	2,452,753

Jefferson (County of) Hospital; Series 2007 C, RB	5.95%	08/01/37	3,935	3,949,599

Orange City (City of); Series 2008, Ref. Hospital Capital Loan RN	5.60%	09/01/32	7,415	7,045,955

Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.15%	10/01/36	2,500	2,261,600

Series 2007 A, Ref. Health Care Facilities RB	5.30%	04/01/37	4,895	3,908,706

Series 2007 C, Health Care Facilities RB	6.00%	04/01/37	3,445	3,043,864

				51,529,771

Kansas–0.09%
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB	7.13%	05/15/29	500	528,585

Series 2009, Health Care Facilities RB	7.25%	05/15/39	1,500	1,569,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kansas–(continued)

Olathe (City of) (Catholic Care Campus, Inc.); Series 2006 A, Senior Living Facility RB	6.00%	11/15/38	$2,500	$2,522,150

Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/28	19	16,457

				4,637,077

Kentucky–0.21%
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB	6.25%	05/15/18	1,000	1,009,730

Series 2011, RB	7.00%	05/15/30	750	794,227

Series 2011, RB	7.25%	05/15/41	1,750	1,842,750

Series 2011, RB	7.38%	05/15/46	750	791,813

Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	6,000	6,795,000

				11,233,520

Louisiana–1.22%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB	6.50%	12/01/18	4,530	4,759,309

Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(m)	5.25%	07/01/17	14,685	5,873,119

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Eunice Student Housing Foundation); Series 2002, RB	7.38%	09/01/33	2,980	2,472,148

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2007, RB	6.75%	11/01/32	6,000	6,596,280

Series 2009 A, RB	6.50%	08/01/29	6,500	7,315,360

Series 2010 A-1, RB	6.50%	11/01/35	9,245	10,355,417

Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(i)	6.38%	12/01/34	15,000	15,316,950

Louisiana (State of) Public Facilities Authority (Progressive Health Care);
Series 1998, RB	6.38%	10/01/20	2,500	2,335,725

Series 1998, RB	6.38%	10/01/28	2,000	1,716,900

Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/98 Cost $1,918,389)(i)	5.75%	10/30/18	1,918	1,919,291

New Orleans (City of) Aviation Board; Series 2009 A-2, Ref. & Restructuring General Airport RB (INS–AGM)(e)	6.00%	01/01/23	3,000	3,586,380

St. Tammany (Parish of) Public Trust Financing Authority (Christwood); Series 1998, Ref. RB	5.70%	11/15/28	2,000	1,908,640

				64,155,519

Maine–0.25%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	7.50%	07/01/32	2,500	2,884,825

Series 2011, RB	6.75%	07/01/41	9,505	10,341,060

				13,225,885

Maryland–1.83%
Anne Arundel (County of) (Farmington Village); Series 1998 A, Special Tax RB	6.25%	06/01/25	1,694	1,695,304

Anne Arundel (County of) (National Business Park-North); Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/40	2,250	2,330,753

Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	11,500	12,175,280

Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/36	18,200	15,158,052

Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/40	7,520	7,519,398

Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/40	6,000	6,549,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Maryland–(continued)

Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community);
Series 2007 A, RB	5.25%	01/01/27	$4,475	$3,988,210

Series 2007 A, RB	5.30%	01/01/37	3,050	2,530,646

Maryland (State of) Health & Higher Educational Facilities Authority (Washington Christian Academy); Series 2006, RB(m)	5.50%	07/01/38	1,500	656,100

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	6.00%	01/01/43	16,105	17,073,555

Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC);
Series 1999, Air Cargo RB(d)	6.50%	07/01/24	6,000	5,325,180

Series 2003, Ref. Air Cargo RB(d)	7.34%	07/01/24	1,240	1,176,834

Maryland Economic Development Corp. (Chesapeake Bay); Series 2006 B, Sr. Lien RB	5.25%	12/01/31	1,500	1,018,950

Maryland Economic Development Corp. (CNX Marine Terminals Inc. Port of Baltimore Facility); Series 2010, Ref. Port Facilities RB	5.75%	09/01/25	7,000	7,288,260

Montgomery (County of) (West Germantown Development District); Series 2004 B, Special Obligation Limited Tax GO Bonds	6.70%	07/01/27	1,255	1,281,455

Prince George’s (County of) (Woodview Village Phase II-Subdistrict); Series 2002, Special Obligation RB(a)(b)	7.00%	07/01/12	4,000	4,169,800

Salisbury (City of) (Villages at Aydelotte Farm); Series 2007, Special Obligation Tax Allocation RB	5.25%	01/01/37	4,000	1,532,320

Westminster (City of) (Carroll Lutheran Village);
Series 2004 A, Economic Development RB	6.00%	05/01/24	2,000	1,946,000

Series 2004 A, Economic Development RB	6.25%	05/01/34	2,500	2,385,975

				95,801,612

Massachusetts–3.65%
Boston (City of) Industrial Development Financing Authority (Springhouse Inc.); Series 1998, Ref. First Mortgage RB	6.00%	07/01/28	3,750	3,639,562

Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(e)(h)	5.50%	08/01/30	32,040	43,339,867

Massachusetts (State of) Development Finance Agency (Alliance); Series 1999 A, Health Care Facility RB	7.10%	07/01/32	7,070	6,389,159

Massachusetts (State of) Development Finance Agency (Baystate Medical Center); Series 2002 F, RB	5.50%	07/01/22	720	725,141

Massachusetts (State of) Development Finance Agency (Boston Architectural Center);
Series 1998, RB (INS–ACA)(e)	6.10%	09/01/18	540	540,140

Series 1998, RB (INS–ACA)(e)	6.25%	09/01/28	1,445	1,387,605

Massachusetts (State of) Development Finance Agency (Christopher House, Inc.); Series 1999 A, Ref. RB	6.88%	01/01/29	8,925	8,929,284

Massachusetts (State of) Development Finance Agency (Civic Investments); Series 2002 B, RB(a)(b)	9.15%	12/15/12	2,900	3,157,810

Massachusetts (State of) Development Finance Agency (Criterion Child Enrichment); Series 2003, RB	6.75%	01/01/34	5,600	5,646,256

Massachusetts (State of) Development Finance Agency (Developmental Disabilities Inc.); Series 2003, RB(a)(b)	6.75%	06/01/13	1,380	1,485,584

Massachusetts (State of) Development Finance Agency (Dimock Community Health Center);
Series 2003, RB	6.25%	12/01/13	335	335,234

Series 2003, RB	6.75%	12/01/33	7,565	7,074,712

Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.);
Series 2005, RB	5.00%	01/01/24	250	250,573

Series 2005, RB	5.50%	01/01/35	500	497,385

Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.);
Series 1998, First Mortgage RB	6.50%	10/01/15	545	545,038

Series 1998, First Mortgage RB	6.75%	10/01/28	4,000	3,735,480

Massachusetts (State of) Development Finance Agency (Hampshire College); Series 2004, RB	5.70%	10/01/34	1,500	1,523,310

Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(h)	5.50%	11/15/36	23,660	28,857,392

Massachusetts (State of) Development Finance Agency (Hillcrest Educational Centers Inc.); Series 1999, RB	6.38%	07/01/29	5,975	5,942,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (Jordan Hospital);
Series 1998 D, RB	5.25%	10/01/23	$3,610	$3,610,397

Series 1998 D, RB	5.38%	10/01/28	1,465	1,464,985

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/46	975	701,737

Series 2011 A-2, RB	5.50%	11/15/46	52	31,815

Series 2011 B, CAB RB(f)	0.00%	11/15/56	257	1,362

Massachusetts (State of) Development Finance Agency (Loomis Communities); Series 2002 A, First Mortgage RB	6.90%	03/01/32	2,000	2,042,060

Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(h)	5.50%	07/01/32	14,495	20,658,274

Massachusetts (State of) Development Finance Agency (MCHSP Human Services Providers); Series 2009 A, RB	6.75%	07/01/18	495	485,724

Massachusetts (State of) Development Finance Agency (Overlook Communities);
Series 2004 A, First Mortgage RB(a)(b)	6.13%	07/01/12	850	884,025

Series 2004 A, First Mortgage RB(a)(b)	6.25%	07/01/12	4,620	4,806,879

Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(c)	5.85%	01/15/18	5,565	55,483

Massachusetts (State of) Development Finance Agency (Reeds Landing-Accredited Investors); Series 2006, Ref. First Mortgage RB(m)	5.75%	10/01/31	10,351	104

Massachusetts (State of) Development Finance Agency (Regis College); Series 1998, RB	5.50%	10/01/28	5,865	5,506,473

Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	8.00%	04/15/39	3,850	4,447,866

Massachusetts (State of) Development Finance Agency (The Groves in Lincoln);
Series 2009 A, Senior Living Facility RB	7.75%	06/01/39	1,000	997,560

Series 2009 A, Senior Living Facility RB	7.88%	06/01/44	2,000	2,000,720

Series 2009 B-1, TEMPS-85sm Senior Living Facility RB	7.25%	06/01/16	14,100	14,107,191

Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.88%	01/01/41	2,500	2,834,250

Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/30	2,690	2,704,069

				191,342,643

Michigan–1.02%
Chelsea Economic Development Corp. (UTD Methodist Retirement);
Series 1998, Ref. RB	5.40%	11/15/18	1,000	1,001,150

Series 1998, Ref. RB	5.40%	11/15/27	6,215	6,216,429

Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/28	5,500	5,575,405

Series 2008, Ref. Limited Obligation RB	7.13%	11/15/43	7,700	7,752,591

Grand Blanc Academy; Series 2000, COP	7.75%	02/01/30	1,590	1,499,147

Iron River (City of) Hospital Finance Authority (Iron County Community Hospitals);
Series 2008, Ref. Hospital RB	6.50%	05/15/33	3,000	2,982,540

Series 2008, Ref. Hospital RB	6.50%	05/15/40	3,380	3,315,374

John Tolfree Health System Corp.; Series 1999, Ref. Mortgage RB	6.00%	09/15/23	2,845	2,565,820

Michigan (State of) Strategic Fund (Detroit Edison Co.); Series 2002 C, Ref. Limited Obligation RB (INS–SGI)(d)(e)	5.45%	12/15/32	2,325	2,340,206

Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(d)	7.50%	01/01/21	2,870	2,798,910

Michigan (State of) Strategic Fund (The Dow Chemical Co.); Series 2003 B-2, Ref. Limited Obligation RB	6.25%	06/01/14	10,000	11,065,800

Star International Academy; Series 2003, COP	8.00%	03/01/33	3,000	3,106,200

Wenonah Park Properties, Inc. (Bay City Hotel);
Series 2002, RB(l)	7.88%	04/01/22	3,485	770,255

Series 2002, RB(l)	7.50%	04/01/33	11,620	2,534,090

				53,523,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–4.04%
Albertville (City of) (Group for Affordable Housing); Series 2007, Ref. MFH RB	5.55%	09/01/42	$3,405	$3,120,785

Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB	7.00%	11/01/46	2,070	2,138,082

Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB	6.75%	03/01/40	2,500	2,612,975

Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	6.25%	12/01/16	1,900	1,965,531

Series 2010, Recovery Zone Facility RB	6.75%	12/01/18	1,755	1,835,923

Series 2010, Recovery Zone Facility RB	9.00%	12/01/35	7,000	7,484,470

Brooklyn Park (City of) (Prairie Seeds Academy); Series 2009 A, Lease RB	9.25%	03/01/39	7,250	8,155,887

Cambridge (City of) (Grandview West);
Series 1998 A, Housing & Health Care Facilities RB	6.00%	10/01/28	1,410	1,409,958

Series 1998 B, Housing & Health Care Facilities RB	6.00%	10/01/33	3,000	2,946,420

Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	5,400	5,101,542

Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	5,000	3,659,800

Coon Rapids (City of) (Epiphany Senior Citizens); Series 1998, Ref. Senior Housing RB	6.00%	11/01/28	3,000	3,000,030

Cuyuna (City of) (Crosby Senior Services); Series 2007 B, Senior Housing RB	6.10%	10/01/47	4,600	4,091,976

Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	16,000	16,404,960

Detroit Lakes (City of) (CDL Homes);
Series 2004 B, Housing & Health Facilities RB	6.00%	08/01/24	840	848,610

Series 2004 B, Housing & Health Facilities RB	6.13%	08/01/34	1,435	1,437,870

Duluth (City of) Economic Development Authority (St. Luke’s Hospital);
Series 2002, Health Care Facilities RB	6.00%	06/15/12	155	155,477

Series 2002, Health Care Facilities RB	7.25%	06/15/22	2,500	2,532,400

Series 2002, Health Care Facilities RB	7.25%	06/15/32	7,130	7,212,851

Lake Crystal (City of) (Ecumen-Second Century); Series 2006 A, Ref. Housing RB	5.70%	09/01/36	2,000	1,976,060

Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2003, Health Care Facility RB	5.88%	12/01/29	800	829,056

Minneapolis (City of) & St. Paul (City of) Housing & Redevelopment Authority (Allina Health System); Series 2009 B-1, VRD Health Care System RB (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.13%	11/15/35	5,340	5,340,000

Minneapolis (City of) (Ivy Tower); Series 2005, Tax Increment Allocation RB	5.70%	02/01/29	1,000	866,840

Minneapolis (City of) (Providence);
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/27	5,475	5,475,931

Series 2007 A, Ref. Housing & Health Care Facilities RB	5.75%	10/01/37	7,345	7,105,920

Minneapolis (City of) (Riverton Community Housing); Series 2006 A, Ref. Student Housing RB	5.60%	08/01/26	1,400	1,388,996

Minnesota (State of) Agricultural & Economic Development Board (Evangelical); Series 2000, RB	6.63%	08/01/25	1,060	1,072,879

Minnesota (State of) Tobacco Securitization Authority; Series 2011 B, Tobacco Settlement RB	5.25%	03/01/31	7,500	8,173,125

Moorhead (City of) (Sheyenne Crossing); Series 2006, Sr. Housing RB	5.65%	04/01/41	5,000	4,686,050

New Ulm (City of) Economic Development Authority (HADC Ridgeway); Series 2006 A, Ref. Housing Facilities RB	6.00%	06/01/41	2,300	2,304,301

Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005 A, Ref. Governmental Housing RB	6.25%	07/01/40	5,000	4,776,400

Series 2006, Ref. Governmental Housing RB	5.25%	07/01/26	850	770,942

Series 2006, Ref. Governmental Housing RB	5.45%	07/01/41	2,340	1,990,053

Oak Park Heights (City of) (Oakgreen Commons); Series 2010, Housing RB	7.00%	08/01/45	2,000	2,095,600

Oakdale (City of) (Oak Meadows); Series 2004, Ref. Senior Housing RB	6.25%	04/01/34	3,500	3,500,105

Orono (City of) (Orono Woods Apartments); Series 2006 A, Ref. Senior Housing RB	5.40%	11/01/41	4,700	3,834,401

Oronoco (City of) (Wedum Shorewood Campus); Series 2006, Ref. MFH RB	5.40%	06/01/41	7,500	6,811,575

Pine City (City of) (Lakes International Language Academy); Series 2006 A, Lease RB	6.25%	05/01/35	1,100	1,067,176

Ramsey (City of) (Pact Charter School); Series 2004 A, Lease RB	6.75%	12/01/33	2,850	2,866,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Rochester (City of) (Samaritan Bethany, Inc.); Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/41	$1,000	$1,083,690

Sauk Rapids (City of) (Good Shepherd Lutheran Home); Series 2009, Health Care & Housing Facilities RB	7.50%	01/01/39	7,000	7,284,060

St. Paul (City of) Housing & Redevelopment Authority (Achieve Language Academy); Series 2003 A, Ref. Lease RB	7.00%	12/01/32	1,600	1,601,056

St. Paul (City of) Housing & Redevelopment Authority (Community Peace Academy); Series 2006 A, Lease RB	5.00%	12/01/36	4,825	4,156,545

St. Paul (City of) Housing & Redevelopment Authority (HealthEast); Series 2005, Hospital RB	6.00%	11/15/30	3,360	3,413,122

St. Paul (City of) Housing & Redevelopment Authority (Higher Ground Academy); Series 2004 A, Ref. Lease RB	6.88%	12/01/33	2,720	2,738,686

Series 2009, Lease RB	8.50%	12/01/38	1,900	2,007,844

St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	400	376,024

Series 2006 A, Lease RB	6.00%	09/01/36	3,000	2,765,760

St. Paul (City of) Housing & Redevelopment Authority (Hope Community Academy);
Series 2004 A, Lease RB	6.75%	12/01/33	2,415	2,338,541

Series 2005 A, Lease RB	6.25%	12/01/33	2,185	1,987,170

St. Paul (City of) Housing & Redevelopment Authority (Marian Center);
Series 2007 A, Ref. MFH RB	5.30%	11/01/30	1,000	914,800

Series 2007 A, Ref. MFH RB	5.38%	05/01/43	7,590	6,706,220

St. Paul (City of) Housing & Redevelopment Authority (Model Cities Health Center); Series 2001 A, Health Care RB(c)	7.25%	11/01/26	4,035	3,896,963

St. Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	3,500	3,575,005

St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB	6.38%	09/01/31	1,000	1,043,420

Series 2011 A, Charter School Lease RB	6.63%	09/01/42	1,500	1,564,080

St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus); Series 2007 A, RB	5.25%	10/01/42	2,000	1,832,560

St. Paul (Port of) (HealthEast Midway Campus-03);
Series 2005 A, Lease RB	5.75%	05/01/25	1,700	1,715,997

Series 2005 A, Lease RB	5.88%	05/01/30	1,250	1,256,150

Series 2005 B, Lease RB	6.00%	05/01/30	1,700	1,715,912

Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	1,000	797,250

Series 2004 A, Lease RB	6.60%	12/01/34	5,000	3,733,150

Vadnais Heights (City of) (Cottages Vadnais Heights); Series 1995, Ref. MFH RB(d)	7.00%	12/01/31	4,340	4,340,911

Victoria (City of) (Holy Family Catholic High School);
Series 1999 A, Private School Facility RB	5.85%	09/01/24	1,650	1,650,099

Series 1999 A, Private School Facility RB	5.88%	09/01/29	4,500	4,492,665

				212,035,452

Mississippi–0.37%
Mississippi (State of) Hospital Equipment & Facilities Authority (South Central); Series 2006, Ref. & Improvement RB	5.25%	12/01/31	1,965	2,014,223

Mississippi (State of) Hospital Equipment & Facilities Authority (South West Mississippi Medical Center);
Series 2003, Ref. & Improvement RB	5.75%	04/01/23	1,000	1,016,830

Series 2003, Ref. & Improvement RB	5.75%	04/01/29	2,000	2,010,020

Mississippi Business Finance Corp.; Series 2004, Air Cargo RB(d)	7.25%	07/01/34	1,585	1,193,394

Mississippi Home Corp. (Cleveland Personal Care); Series 2006 6-A, RB(d)	6.25%	12/01/35	4,600	4,011,706

Mississippi Home Corp. (Grove Apartments); Series 2007-1, RB(d)	6.25%	04/01/37	5,745	3,446,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Mississippi–(continued)

Mississippi Home Corp. (Kirkwood Apartments); Series 2007, RB(d)(l)	6.80%	11/01/37	$7,000	$4,609,990

Warren (County of) (International Paper Co.); Series 2011, Gulf Opportunity Zone RB	5.38%	12/01/35	1,250	1,314,325

				19,617,431

Missouri–3.06%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	1,000	1,012,850

Series 2002, RB	7.20%	05/01/33	4,750	4,783,582

Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009 A, Real Property Tax Increment Allocation RB	7.75%	05/01/28	870	954,851

Series 2009 B, Sales Tax Increment Allocation RB	6.50%	05/01/20	3,940	4,309,296

Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/22	3,600	3,600,288

Branson (City of) Regional Airport Transportation Development District; Series 2007 B, Airport RB(c)(d)(l)	6.00%	07/01/37	28,600	10,002,850

Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.50%	04/01/22	1,455	1,172,410

Series 2007 A, Special Assessment RB	5.50%	04/01/27	1,500	1,096,755

Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 1998, Senior Housing RB	5.90%	05/01/28	2,000	2,000,260

Series 2011 A, Ref. & Improvement Senior Housing RB	6.38%	05/01/35	3,400	3,474,630

Cape Girardeau (County of) Industrial Development Authority (Southeast Missouri Hospital Association);
Series 2002, Health Facilities RB(a)(b)	5.75%	06/01/12	30	30,428

Series 2002, Health Facilities RB	5.75%	06/01/32	245	245,644

Cass (County of); Series 2007, Hospital RB	5.63%	05/01/38	1,590	1,599,906

Cole (County of) Industrial Development Authority (Lutheran Senior Services-Heisinger); Series 2004, Senior Living Facilities RB	5.50%	02/01/35	130	131,113

Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB	5.00%	05/01/36	3,190	1,608,494

Ellisville (City of) Industrial Development Authority (Gambrill Gardens Phase I); Series 2003 A, IDR	6.75%	04/01/33	2,390	2,396,501

Ellisville (City of) Industrial Development Authority (Gambrill Gardens); Series 1999, Ref. & Improvement RB	6.20%	06/01/29	2,755	2,714,281

Fenton (City of) (Gravois Bluffs Redevelopment); Series 2002, Ref. & Improvement Tax Increment Allocation RB(a)(b)	6.13%	10/01/12	4,550	4,710,114

Ferguson (City of) (Crossing at Halls Ferry); Series 2005, Ref. Tax Increment Allocation RB	5.00%	04/01/17	1,615	1,616,825

Good Shepherd Nursing Home District; Series 1998, Ref. Nursing Home Facilities RB	5.90%	08/15/23	3,095	3,095,031

Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. RB	5.75%	05/15/26	1,260	1,269,450

Kansas City (City of) (Shoal Creek Parkway); Series 2011, Tax Increment Allocation RB	6.50%	06/01/25	3,000	3,083,520

Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments);
Series 2002 A, MFH RB(d)	6.95%	04/15/15	233	237,215

Series 2002 B, MFH RB(d)	5.25%	10/15/38	2,330	1,772,454

Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(d)	6.45%	05/01/40	2,386	2,218,049

Kansas City (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	5.90%	03/01/24	5,000	5,072,450

Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(d)	7.55%	06/15/12	65	65,496

Series 2000 B, MFH RB(d)	7.55%	06/15/22	990	992,030

Series 2000 B, MFH RB(d)	7.55%	06/15/35	3,430	3,434,013

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	5,000	5,494,000

Series 2010 A, Retirement Community RB	8.25%	05/15/39	2,500	2,752,900

Series 2010 A, Retirement Community RB	8.25%	05/15/45	23,000	25,280,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

Missouri (State of) Development Finance Board (Branson Landing);
Series 2004 A, Infrastructure Facilities RB	5.50%	12/01/24	$1,000	$1,047,280

Series 2004 A, Infrastructure Facilities RB	5.63%	12/01/28	1,500	1,561,350

Missouri (State of) Health & Educational Facilities Authority (Lutheran Church Extension Fund-Missouri Synod Loan Program); Series 2004 A, VRD RB (LOC–Bank of America, N.A.)(j)(k)	0.15%	07/01/29	700	700,000

Missouri (State of) Health & Educational Facilities Authority (St. Louis University); Series 2008 A-2, VRD RB (LOC–Wells Fargo Bank, N.A.)(j)(k)	0.12%	10/01/35	4,500	4,500,000

Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2004 B, VRD RB(k)	0.13%	02/15/34	2,435	2,435,000

Series 2011 A, RB(h)	5.00%	11/15/41	6,210	7,150,442

Series 2011 B, RB(h)	5.00%	11/15/37	10,500	12,175,800

Osage Beach (City of) (Prewitts Point); Series 2002, Tax Increment Allocation RB	6.75%	05/01/23	2,410	2,412,121

St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph); Series 2002, Health Care RB	7.00%	08/15/32	6,750	6,648,885

St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/25	3,490	3,646,736

St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2003 A, Health Facilities RB(a)(b)	6.63%	11/15/13	4,600	5,082,770

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	3,770	3,829,641

Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	7,030	7,083,569

				160,501,960

Nebraska–0.21%
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB	6.50%	06/01/30	5,000	5,450,550

Series 2010 B, Health Care Facilities RB	6.75%	06/01/35	5,000	5,414,900

				10,865,450

Nevada–0.95%
Boulder City (City of) (Boulder City Hospital Inc.); Series 1998, Ref. Hospital RB	5.85%	01/01/22	3,000	2,874,060

Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/27	4,790	4,791,868

Clark (County of) (Special Improvement District No. 142);
Series 2003, Local Improvement RB	6.10%	08/01/18	1,815	1,879,214

Series 2003, Local Improvement RB	6.38%	08/01/23	5,300	5,483,009

Director of the State of Nevada Department of Business & Industry (Las Vegas Monorail); Series 2000, Second Tier RB(m)	7.38%	01/01/40	8,000	9,600

Henderson (City of) (Local Improvement District No. T-13);
Series 2002 A, Special Assessment RB	6.80%	03/01/22	740	743,530

Series 2002 B, Special Assessment RB	6.90%	03/01/22	2,675	2,693,859

Henderson (City of) (Local Improvement District No. T-18); Series 2006, Special Assessment RB	5.30%	09/01/35	7,180	3,865,712

Las Vegas (City of) (Elkhorn Springs Special Improvement District No. 505); Series 1993, Special Assessment RB	8.00%	09/15/13	145	150,168

Las Vegas (City of) (Special Improvement District No. 607);
Series 2004, Local Improvement Special Assessment RB	6.00%	06/01/19	955	957,626

Series 2004, Local Improvement Special Assessment RB	6.25%	06/01/24	1,335	1,349,578

Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB	8.00%	06/15/30	10,800	12,897,360

Mesquite (City of) (Special Improvement District No. 07-01–Anthem at Mesquite); Series 2007, Special Assessment Local Improvement RB	6.15%	08/01/37	2,530	2,167,274

Reno (City of) Redevelopment Agency; Series 2007 C, Sub. Lien Tax Allocation RB	5.40%	06/01/27	5,425	3,255,163

Reno (City of) Special Assessment District No. 4 (Somersett Parkway); Series 2003, Special Assessment RB	6.63%	12/01/22	3,890	3,893,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Nevada–(continued)

Sparks (City of) (Local Improvement Districts No. 3-Legends at Sparks Marina);
Series 2008, Special Assessment Limited Obligation Improvement RB	6.50%	09/01/20	$865	$899,799

Series 2008, Special Assessment Limited Obligation Improvement RB	6.75%	09/01/27	2,000	2,032,520

				49,944,269

New Hampshire–0.44%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	4,975	5,437,973

New Hampshire (State of) Business Finance Authority (Plymouth Cogeneration L.P.); Series 1993, Electric Facilities RB (Acquired 09/20/99 Cost $1,223,261)(d)(i)	7.75%	06/01/14	1,250	1,249,912

New Hampshire (State of) Health & Education Facilities Authority (Covenant Health Systems Obligated Group); Series 2004, Health Care System RB	5.50%	07/01/34	1,735	1,772,424

New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.88%	07/01/41	2,125	2,237,604

Series 2011 B-1, RB	5.55%	07/01/17	400	402,564

New Hampshire (State of) Health & Education Facilities Authority (Speare Memorial Hospital);
Series 2004, Hospital RB	5.50%	07/01/25	1,055	1,084,013

Series 2004, Hospital RB	5.88%	07/01/34	2,650	2,729,712

New Hampshire (State of) Health & Education Facilities Authority (The Huntington at Nashua);
Series 2003 A, RB	6.88%	05/01/23	1,570	1,590,865

Series 2003 A, RB	6.88%	05/01/33	6,290	6,342,207

New Hampshire (State of) Housing Finance Authority; Series 1997 D, Single Family Mortgage Acquisition RB(d)	5.90%	07/01/28	130	130,150

				22,977,424

New Jersey–3.86%
Camden (County of) Improvement Authority (Cooper Health); Series 2004 A, Health Care Redevelopment RB	5.75%	02/15/34	2,000	2,030,360

New Jersey (State of) Economic Development Authority (Arbor); Series 1998 A, Sr. Mortgage RB	6.00%	05/15/28	6,695	6,117,757

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(d)	6.25%	09/15/19	5,500	5,514,520

Series 1999, Special Facility RB(d)	6.40%	09/15/23	14,820	14,839,118

Series 1999, Special Facility RB(d)	6.25%	09/15/29	36,565	36,612,169

New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/28	500	531,990

Series 2008, First Mortgage RB	6.00%	07/01/38	1,500	1,570,980

New Jersey (State of) Economic Development Authority (Kullman Association, LLC);
Series 1998 A, RB(d)	6.13%	06/01/18	2,005	1,608,130

Series 1999 A, RB(c)(d)	6.75%	07/01/19	670	537,427

New Jersey (State of) Economic Development Authority (Lions Gate);
Series 2005 A, First Mortgage RB	5.75%	01/01/25	920	899,530

Series 2005 A, First Mortgage RB	5.88%	01/01/37	1,230	1,157,344

New Jersey (State of) Economic Development Authority (Presbyterian Home at Montgomery);
Series 2001 A, First Mortgage RB	6.25%	11/01/20	1,560	1,542,902

Series 2001 A, First Mortgage RB	6.38%	11/01/31	1,500	1,389,495

New Jersey (State of) Economic Development Authority (Seashore Gardens Living Center);
Series 2006, First Mortgage RB	5.30%	11/01/26	750	659,948

Series 2006, First Mortgage RB	5.38%	11/01/36	1,025	830,014

New Jersey (State of) Economic Development Authority (The Millhouse); Series 2008 A, First Mortgage RB	7.50%	04/01/15	956	420,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–(continued)

New Jersey (State of) Economic Development Authority (United Methodist Homes);
Series 1999, RB	5.75%	07/01/29	$7,000	$6,838,090

Series 2003 A-1, RB	6.13%	07/01/23	3,450	3,514,895

Series 2003 A-1, RB	6.25%	07/01/33	5,800	5,826,680

New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead); Series 2004 A, Ref. First Mortgage RB	5.80%	11/01/31	2,000	2,048,380

New Jersey (State of) Health Care Facilities Financing Authority (Pascack Valley Hospital Association);
Series 2003, RB(m)	6.00%	07/01/13	323	3

Series 2003, RB(m)	6.50%	07/01/23	428	4

Series 2003, RB(m)	6.63%	07/01/36	2,496	25

New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	14,230	15,201,055

Tobacco Settlement Financing Corp.;
Series 2007 1-A, RB	4.75%	06/01/34	33,290	25,205,856

Series 2007 1A, Asset-Backed RB	4.50%	06/01/23	29,945	28,246,819

Series 2007 1A, Asset-Backed RB	5.00%	06/01/29	27,050	24,004,982

Series 2007 1A, Asset-Backed RB	5.00%	06/01/41	20,000	15,227,200

				202,376,436

New Mexico–0.69%
Bernalillo (County of) (Solar Villas Apartments); Series 1997 F, Sr. MFH RB	7.25%	10/15/22	1,185	1,198,035

Cabezon Public Improvement District;
Series 2005, Special Levy Tax RB	6.00%	09/01/24	1,505	1,494,555

Series 2005, Special Levy Tax RB	6.30%	09/01/34	1,495	1,442,795

Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	10,000	10,474,300

New Mexico (State of) Eastern Regional Housing Authority (Wildewood Apartments); Series 2000 A, MFH RB	7.50%	12/01/30	2,090	2,111,757

New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/40	6,000	6,419,340

New Mexico (State of) Hospital Equipment Loan Council (Rehoboth); Series 2007 A, Ref. Hospital RB	5.25%	08/15/26	2,000	1,839,040

New Mexico (State of) Income Housing Authority (Brentwood Gardens Apartments); Series 2001 A, MFH RB(d)	6.85%	12/01/31	4,365	4,392,543

RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (INS–GNMA)(e)	7.13%	12/15/27	2,370	2,371,232

San Juan (County of) (Apple Ridge Apartments); Series 2002 A, MFH RB(d)	7.25%	12/01/31	3,045	3,047,558

Ventana West Public Improvement District; Series 2004, Special Levy Tax RB	6.88%	08/01/33	1,500	1,510,980

				36,302,135

New York–5.43%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/36	2,205	1,948,691

Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(f)	0.00%	07/15/31	3,890	1,394,448

Series 2009, PILOT CAB RB(f)	0.00%	07/15/32	8,500	2,802,365

Series 2009, PILOT CAB RB(f)	0.00%	07/15/33	3,915	1,188,007

Series 2009, PILOT CAB RB(f)	0.00%	07/15/34	14,345	4,105,109

Series 2009, PILOT CAB RB(f)	0.00%	07/15/44	23,805	3,720,960

Series 2009, PILOT CAB RB(f)	0.00%	07/15/45	17,410	2,524,276

Series 2009, PILOT CAB RB(f)	0.00%	07/15/46	9,950	1,354,792

Dutchess (County of) Industrial Development Agency (St. Francis Hospital); Series 2004 A, Ref. Civic Facility RB	7.50%	03/01/29	5,715	5,825,928

Monroe (County of) Industrial Development Agency (Cloverwood Senior Living);
Series 2003 A, Civic Facility RB	6.75%	05/01/23	2,000	2,006,980

Series 2003 A, Civic Facility RB(a)(b)	6.88%	05/01/13	805	863,121

Series 2003 A, Civic Facility RB	6.88%	05/01/33	4,195	4,204,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

Mount Vernon (City of) Industrial Development Agency (Wartburg Senior Housing, Inc./Meadowview); Series 1999, Civic Facility RB	6.20%	06/01/29	$1,000	$984,290

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2007 A, Continuing Care Retirement Community RB	6.50%	01/01/27	2,750	2,319,240

Series 2007 A, Continuing Care Retirement Community RB	6.70%	01/01/43	29,700	23,297,274

New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	8,500	9,510,140

New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB(d)(h)	5.00%	10/15/27	15,400	17,564,316

One Hundred Sixty-Ninth Series 2011, Consolidated RB(d)(h)	5.00%	10/15/28	10,760	12,196,137

New York (City of) Industrial Development Agency (7 World Trade Center, LLC);
Series 2005 A, Liberty RB	6.25%	03/01/15	20,000	20,052,800

Series 2005 A, Liberty RB	6.50%	03/01/35	9,000	9,012,150

New York (City of) Industrial Development Agency (A Very Special Place Inc.); Series 2003 A, Civic Facility RB	7.00%	01/01/33	2,650	2,650,503

New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(e)	5.25%	11/01/37	7,350	7,482,814

New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(e)	5.00%	01/01/26	5,000	4,955,350

New York (City of) Industrial Development Agency (Visy Paper Inc.); Series 1995, RB(d)	7.95%	01/01/28	7,500	7,502,625

New York (City of) Industrial Development Agency; Series 2002 C, Civic Facility RB	6.80%	06/01/28	5,000	5,170,150

New York (City of) Trust for Cultural Resources (Lincoln Center); Series 2008 A-1, Ref. VRD RB (LOC–Bank of America N.A.)(j)(k)	0.15%	03/19/12	14,000	14,000,000

New York (City of);
Subseries 1993 A-8, VRD Unlimited Tax GO Bonds (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.08%	03/19/12	315	315,000

Subseries 1993 E-2, VRD Unlimited Tax GO Bonds (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.09%	03/19/12	1,000	1,000,000

New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB(h)	5.00%	03/15/31	15,000	17,315,850

New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2008, RB	6.50%	12/01/21	10,100	10,988,699

Series 2008, RB	6.13%	12/01/29	2,125	2,200,947

Series 2008, RB	6.25%	12/01/37	9,275	9,564,565

New York (State of) Dormitory Authority (Winthrop South Nassau University Health System Obligated Group);
Series 2003 A, RB	5.50%	07/01/23	4,000	4,084,040

Series 2003 B, RB	5.75%	07/01/28	4,695	4,804,206

New York (State of) Energy Research & Development Authority; Series 1993, RB(g)	10.27%	04/01/20	2,500	2,518,700

New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority RB	5.63%	07/15/47	1,000	1,056,550

New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06 Cost $2,121,407)(i)(m)	6.13%	02/15/19	2,500	25

New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB(h)	5.00%	06/15/34	20,000	22,428,200

Orange (County of) Industrial Development Agency (Arden Hill Life Care Center); Series 2001 A, Civic Facility RB	7.00%	08/01/31	4,000	3,488,400

Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, RB(a)(d)(g)(i)	6.63%	10/01/13	9,270	9,371,785

Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(i)	5.50%	01/01/37	2,500	2,115,225

Suffolk (County of) Industrial Development Agency (Gurwin Jewish-Phase II); Series 2004, Civic Facility RB	6.70%	05/01/39	1,920	1,966,330

Suffolk (County of) Industrial Development Agency (Medford Hamlet Assisted Living); Series 2005, Assisted Living Facility RB(d)	6.38%	01/01/39	7,600	7,027,568

Sullivan (County of) Industrial Development Agency (Hebrew Academy for Special Children); Series 2002, Civic Facility RB	7.50%	06/01/32	4,190	4,193,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.);
Series 2001 A, First Mortgage RB	7.38%	03/01/21	$1,255	$1,178,596

Series 2001 A, First Mortgage RB	7.38%	03/01/31	3,325	2,946,947

Utica (City of) Industrial Development Agency (Utica College); Series 2001, Civic Facility RB	6.75%	12/01/21	2,315	2,364,703

Westchester (County of) Industrial Development Agency (Kendal on Hudson); Series 2003 A, Continuing Care Retirement Community Mortgage RB	6.38%	01/01/24	5,000	5,027,900

				284,594,157

North Carolina–0.66%
Halifax (County of) Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2001 A, RB(d)	5.90%	09/01/25	1,000	1,009,460

Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB (INS–AGM)(e)(h)	5.25%	10/01/28	5,125	5,558,729

Johnston Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB (INS–AGM)(e)(h)	5.25%	10/01/36	8,000	8,677,040

North Carolina (State of) Medical Care Commission (Baptist Retirement); Series 2001 A, First Mortgage Health Care Facilities RB	6.40%	10/01/31	7,050	7,068,401

North Carolina (State of) Medical Care Commission (Forest at Duke); Series 2002, First Mortgage Retirement Facilities RB(a)(b)	6.38%	09/01/12	3,000	3,093,900

North Carolina (State of) Medical Care Commission (Galloway Ridge); Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/39	1,520	1,586,910

North Carolina (State of) Medical Care Commission (Village at Brookwood); Series 2007, Ref. First Mortgage Retirement Facilities RB	5.25%	01/01/32	8,650	7,384,764

				34,379,204

North Dakota–0.17%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.20%	12/01/26	1,545	1,452,316

Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	2,400	2,162,472

Traill (County of) (Hillsboro Medical Center); Series 2007, Health Care RB	5.50%	05/01/42	5,570	5,168,737

				8,783,525

Ohio–1.69%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.50%	09/01/36	15,955	12,621,043

Akron, Bath & Copley (Joint Township of) Hospital District (Summa Hospital); Series 1998 A, Hospital Facilities RB	5.38%	11/15/24	1,500	1,501,215

Athens (County of) (O’Bleness Memorial Hospital);
Series 2003 A, Ref. & Improvement Hospital Facilities RB	6.90%	11/15/23	4,000	4,067,600

Series 2003 A, Ref. & Improvement Hospital Facilities RB	7.13%	11/15/33	12,650	12,826,341

Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	1,000	1,018,530

Series 2007 A, Health Care RB	6.00%	11/01/38	2,550	2,550,943

Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	1,355	1,339,323

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	5,000	4,878,950

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/42	3,645	3,545,601

Cuyahoga (County of) (Franciscan Community Inc.); Series 2004 C, Health Care Facilities RB	6.25%	05/15/32	3,500	3,375,260

Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/34	5,850	6,725,043

Lorain (County of) Port Authority (U.S. Steel Corp.); Series 2010, Recovery Zone Facility RB	6.75%	12/01/40	7,500	8,052,075

Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/30	2,000	2,110,240

Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/40	5,000	5,256,400

Norwood (City of) (Cornerstone at Norwood); Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/31	7,340	6,730,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, Hospital RB	6.75%	01/15/39	$6,000	$6,391,020

Pinnacle Community Infrastructure Financing Authority;
Series 2004 A, Facilities RB	6.00%	12/01/22	780	746,000

Series 2004 A, Facilities RB	6.25%	12/01/36	2,000	1,748,480

Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/35	3,080	3,097,895

				88,582,225

Oklahoma–0.44%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/37	3,405	3,125,449

Citizen Potawatomi Nation; Series 2004 A, Sr. Obligation Tax RB	6.50%	09/01/16	2,470	2,418,501

Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center);
Series 2007, Hospital RB	5.00%	12/01/27	3,500	3,469,620

Series 2007, Hospital RB	5.13%	12/01/36	9,430	8,761,696

Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.25%	11/01/40	3,000	3,234,090

Series 2010 A, Senior Living Community RB	7.25%	11/01/45	2,000	2,156,060

				23,165,416

Oregon–0.90%
Clastop (County of) Care Center Health District;
Series 1998, Senior Housing RB	6.00%	08/01/14	500	499,080

Series 1998, Senior Housing RB	6.88%	08/01/28	6,145	6,083,796

Douglas (County of) Hospital Facility Authority (Forest Glen); Series 1997 A, Elderly Housing RB(m)	7.50%	09/01/27	1,600	796,592

Gilliam (County of) (Waste Management); Series 2002, Solid Waste Disposal RB(d)	5.25%	07/01/29	9,220	9,471,891

Multnomah (County of) Hospital Facilities Authority (Terwilliger Plaza); Series 1999, Ref. RB(i)	6.50%	12/01/29	8,200	8,210,660

Oregon (State of) Health, Housing, Educational & Cultural Facilities Authority (St. Anthony Village Housing); Series 1998 A, RB(d)	7.25%	06/01/28	7,655	7,654,081

Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(i)	6.38%	11/01/33	3,000	3,117,720

Yamhill (County of) Hospital Authority (Friendsview Retirement Community); Series 2003, RB(a)(b)	7.00%	12/01/13	9,925	11,135,949

				46,969,769

Pennsylvania–3.37%
Allegheny (County of) Hospital Development Authority (West Pennsylvania Health System); Series 2007 A, RB	5.38%	11/15/40	3,250	2,700,230

Allegheny (County of) Industrial Development Authority (AFCO Cargo PIT, LLC);
Series 1999, Cargo Facilities Lease RB(d)	6.63%	09/01/24	1,590	1,414,003

Series 2003, Cargo Facilities Lease RB(d)	7.75%	09/01/31	6,420	6,166,988

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,500	1,502,730

Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. First Mortgage RB(d)	6.13%	11/01/34	4,740	4,362,033

Blair (County of) Industrial Development Authority (Village of Pennsylvania State); Series 2002 A, First Mortgage RB(m)	7.00%	01/01/34	4,275	2,778,023

Bucks (County of) Industrial Development Authority (Ann’s Choice, Inc. Facility);
Series 2005 A, Retirement Community RB	6.13%	01/01/25	1,500	1,510,110

Series 2005 A, Retirement Community RB	6.25%	01/01/35	5,850	5,858,892

Bucks (County of) Industrial Development Authority (Chandler);
Series 1999, First Mortgage Health Care Facilities RB	6.10%	05/01/14	640	640,390

Series 1999, First Mortgage Health Care Facilities RB	6.20%	05/01/19	1,900	1,899,924

Series 1999, First Mortgage Health Care Facilities RB	6.30%	05/01/29	3,450	3,284,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 1999, Ref. First Mortgage RB	6.38%	12/01/19	$1,000	$1,001,060

Series 1999, Ref. First Mortgage RB	6.38%	12/01/24	2,500	2,501,625

Chester (County of) Health & Education Facilities Authority (Jenner’s Pond, Inc.); Series 2002, Senior Living Facility RB(a)(b)	7.25%	07/01/12	2,250	2,348,078

Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.13%	01/01/45	8,000	8,136,960

Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	11,080	11,131,190

Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	7,825	6,426,907

Fulton (County of) Industrial Development Authority (The Fulton County Medical Center);
Series 2006, Hospital RB	5.88%	07/01/31	2,500	2,404,875

Series 2006, Hospital RB	5.90%	07/01/40	4,300	4,044,537

Geisinger Authority (Geisinger Health System); Series 2011 C, VRD RB(k)	0.08%	06/01/41	8,900	8,900,000

Harrisburg (City of) Authority (Harrisburg University of Science); Series 2007 B, University RB	6.00%	09/01/36	8,500	7,350,970

Indiana (County of) Industrial Development Authority (PSEG Power LLC); Series 2001, Ref. PCR(d)	5.85%	06/01/27	2,200	2,228,490

Lancaster (County of) Hospital Authority (Masonic Homes); Series 2008 D, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(j)(k)	0.15%	07/01/34	7,400	7,400,000

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.63%	04/01/28	1,000	1,000,170

Lehigh (County of) General Purpose Authority (Bible Fellowship Church Home Inc.);
Series 1999 A, First Mortgage RB	6.00%	12/15/23	2,000	1,966,660

Series 2001, First Mortgage RB	7.63%	11/01/21	1,200	1,225,356

Series 2001, First Mortgage RB	7.75%	11/01/33	3,000	3,055,020

Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group);
Series 1998, RB	6.00%	11/01/18	3,000	1,439,970

Series 1998, RB	6.00%	11/01/23	9,085	4,360,709

Series 1999, RB	6.20%	11/01/14	2,280	1,208,377

Lehigh (County of) Industrial Development Authority (Lifepath, Inc.);
Series 1998, Health Facility RB	6.10%	06/01/18	2,120	2,059,792

Series 1998, Health Facility RB	6.30%	06/01/28	4,000	3,618,800

Montgomery (County of) Higher Education & Health Authority (AHF/Montgomery Inc.); Series 2006, Ref. & Improvement RB	6.88%	04/01/36	8,185	8,250,889

Montgomery (County of) Industrial Development Authority (Geriatric); Series 1993 A, Health Care RB	8.38%	07/01/23	2,650	2,650,398

Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	7.00%	12/01/35	6,000	6,676,620

Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care);
Series 2005, Mortgage RB	6.13%	02/01/28	1,500	1,434,600

Series 2005, Mortgage RB	6.25%	02/01/35	9,505	8,777,582

Montgomery (County of) Industrial Development Authority (Wordsworth Academy); Series 1994, RB	7.75%	09/01/14	1,195	1,197,725

Mt. Lebanon Hospital Authority (St. Clair Memorial Hospital); Series 2002 A, RB	5.63%	07/01/32	1,600	1,607,232

Northeastern Pennsylvania Hospital & Education Authority (Oakwood Terrace);
Series 1999, Health Care RB	7.13%	10/01/29	3,260	3,260,065

Series 2005, Health Care RB (Acquired 12/27/05 Cost $1,540,000)(i)	6.50%	10/01/32	1,540	1,479,216

Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania); Series 2000 A, Student Housing RB	6.75%	09/01/32	1,965	1,979,855

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Centralized Comprehensive Human Services, Inc.);
Series 2002 A, RB	6.13%	01/01/13	480	477,355

Series 2002 A, RB	7.25%	01/01/21	4,000	4,011,080

Philadelphia (City of) Industrial Development Authority (Baptist Home of Philadelphia);
Series 1998 A, Health Care Facility RB(c)	5.50%	11/15/18	1,350	793,071

Series 1998 A, Health Care Facility RB	5.60%	11/15/28	5,485	1,960,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Philadelphia (City of) Industrial Development Authority; Series 1990, Commercial Development RB(d)	7.75%	12/01/17	$11,550	$11,564,669

Susquehanna Area Regional Airport Authority; Series 2008 A, Airport System RB(d)	6.50%	01/01/38	4,300	4,474,881

				176,523,175

Puerto Rico–1.15%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, Sr. Lien RB	5.00%	07/01/33	12,255	12,279,633

Series 2012 A, Sr. Lien RB	5.75%	07/01/37	2,000	2,133,960

Series 2012 A, Sr. Lien RB	5.25%	07/01/42	20,250	20,278,957

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 I, Government Facilities RB(a)(b)	5.25%	07/01/14	75	83,134

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, CAB RB(f)	0.00%	08/01/36	23,650	6,174,778

First Subseries 2010 C, CAB RB(f)	0.00%	08/01/37	10,000	2,434,800

First Subseries 2010 C, CAB RB(f)	0.00%	08/01/38	61,000	14,012,920

First Subseries 2010 C, CAB RB(f)	0.00%	08/01/39	12,380	2,682,870

				60,081,052

Rhode Island–0.33%
Rhode Island Economic Development Corp. (Providence Place); Series 2000, Sub. Obligation RB	7.25%	07/01/20	3,550	3,551,527

Tobacco Settlement Financing Corp.; Series 2002 A, Asset-Backed RB	6.25%	06/01/42	13,550	13,549,187

				17,100,714

South Carolina–0.77%
Lancaster (County of) (Sun City Carolina Lakes); Series 2006, Special Assessment RB	5.45%	12/01/37	1,455	1,315,364

Laurens County School District No. 055; Series 2005, Installment Purchase RB	5.25%	12/01/30	4,080	4,266,823

Myrtle Beach (City of) (Myrtle Beach Air Force Base);
Series 2006 A, Tax Increment Allocation RB	5.25%	10/01/26	935	809,953

Series 2006 A, Tax Increment Allocation RB	5.30%	10/01/35	1,250	1,014,850

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital RB	6.13%	08/01/23	5,000	5,241,450

Series 2003 A, Ref. Hospital RB	6.25%	08/01/31	14,700	15,534,372

Series 2003 C, Hospital Facilities RB(a)(b)	6.38%	08/01/13	4,005	4,338,897

Series 2003 C, Hospital Facilities RB(a)(b)	6.38%	08/01/13	495	537,382

South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	1,426	762,807

Series 2012, Ref. RB	6.00%	11/15/42	2,638	1,410,963

Series 2012, Ref. RB	6.00%	11/15/47	5,561	2,974,361

Series 2012, Ref. Sub. CAB RB(f)	0.00%	11/15/47	611	2,173

Series 2012, Ref. Sub. CAB RB(f)	0.00%	11/15/47	1,131	4,250

Series 2012, Ref. Sub. CAB RB(f)	0.00%	11/15/47	2,383	9,061

South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	2,500	2,219,375

				40,442,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Dakota–0.21%
Minnehaha (County of) (Bethany Lutheran Home); Series 2002 A, Health Facilities RB(a)(b)	7.00%	12/01/12	$3,750	$3,934,388

Sioux Falls (City of) (Dow Rummel Village);
Series 2002 A, Health Facilities RB(a)(b)	6.63%	11/15/12	1,750	1,820,700

Series 2002 A, Health Facilities RB(a)(b)	6.75%	11/15/12	3,250	3,384,160

Series 2006, Ref. Health Facilities RB	5.00%	11/15/33	2,000	1,717,680

				10,856,928

Tennessee–1.35%
Johnson City (City of) Health & Educational Facilities Board (Appalachian Christian Village);
Series 2004 A, Retirement Facilities RB	6.00%	02/15/19	915	915,366

Series 2004 A, Retirement Facilities RB	6.00%	02/15/24	1,000	1,000,000

Series 2004 A, Retirement Facilities RB	6.25%	02/15/32	2,950	2,950,708

Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2000 A, Ref. First Mortgage Hospital RB(a)(b)	7.50%	07/01/12	5,000	5,245,900

Series 2000 A, Ref. First Mortgage Hospital RB(a)(b)	7.50%	07/01/12	4,000	4,196,720

Knox (County of) Health, Educational Facilities & Housing Board (Baptist Health System East Tennessee); Series 2002, Hospital Facilities RB(a)(b)	6.50%	04/15/12	2,500	2,545,250

Memphis (City of) Health, Educational & Housing Facility Board (Hilldale Apartments); Series 2007, MFH RB(d)	6.70%	11/01/37	4,420	3,880,804

Metropolitan Government of Nashville (City of) & Davidson (County of) Health & Educational Facilities Board (Blakeford at Green Hills); Series 1998, Ref. RB	5.65%	07/01/24	4,650	4,641,444

Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/25	3,000	3,000,120

Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown);
Series 2003 A, Residential Care Facility Mortgage RB	6.38%	12/01/13	775	782,998

Series 2003 A, Residential Care Facility Mortgage RB	7.00%	12/01/23	3,650	3,658,358

Series 2003 A, Residential Care Facility Mortgage RB	7.25%	12/01/34	14,800	14,797,632

Series 2006, Residential Care Facility Mortgage RB	6.25%	12/01/34	725	645,047

Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2006 A, RB	5.63%	09/01/26	1,000	1,005,400

Series 2006 A, RB	5.75%	09/01/37	2,000	1,952,960

Sullivan (County of) Health, Educational & Housing Facilities Board (Wellmont Health System); Series 2002, Hospital RB(a)(b)	6.25%	09/01/12	4,500	4,683,465

Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB	9.25%	04/01/39	13,585	14,848,813

				70,750,985

Texas–11.11%
ABIA Development Corp. (Austin Belly Port Development, LLC); Series 1998 A, Airport Facilities RB(d)	6.50%	10/01/23	5,880	5,215,090

Abilene Health Facilities Development Corp. (Sears Methodist Retirement System Obligated Group);
Series 2003 A, Retirement Facility RB	6.75%	11/15/28	1,730	1,571,411

Series 2003 A, Retirement Facility RB	7.00%	11/15/33	5,000	4,521,150

Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(c)(d)	6.50%	11/01/29	9,265	8,382,323

Atlanta (City of) Hospital Authority;
Series 1999, Hospital Facility RB	6.70%	08/01/19	790	789,992

Series 1999, Hospital Facility RB	6.75%	08/01/29	3,735	3,634,977

Austin Convention Enterprises, Inc.; Series 2006 B, Ref. Second Tier Convention Center RB(i)	5.75%	01/01/34	5,060	4,979,242

Austin-Bergstrom Landhost Enterprises Inc.; Series 1999 A, Sr. Airport & Hotel RB(l)	6.75%	04/01/27	2,920	1,613,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Bexar County Health Facilities Development Corp. (Army Retirement Residence);
Series 2002, RB(a)(b)	6.13%	07/01/12	$750	$772,260

Series 2002, RB(a)(b)	6.30%	07/01/12	1,000	1,030,270

Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(d)	7.00%	01/01/39	4,090	4,021,452

Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	7,465	8,079,668

Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB	6.75%	01/01/41	14,500	15,513,115

Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.25%	12/01/45	5,000	5,486,650

Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	7.25%	04/01/32	9,445	9,659,874

Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2004 A, RB	7.00%	09/01/25	10,500	10,679,970

Series 2004 A, RB	7.13%	09/01/34	7,250	7,342,365

Grand Prairie Housing Finance Corp.;
Series 2003, Priority Lien Independent Senior Living Center RB	7.50%	07/01/17	965	987,388

Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/20	655	680,722

Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/34	6,795	7,043,697

Series 2003, Sub. Lien Independent Senior Living Center RB(c)	7.50%	07/01/17	610	29,561

Series 2003, Sub. Lien Independent Senior Living Center RB(c)	7.63%	01/01/20	345	16,719

Series 2003, Sub. Lien Independent Senior Living Center RB(c)	7.75%	01/01/34	3,595	174,214

Gregg County Health Facilities Development Corp. (Good Shepherd);
Series 2002 A, Hospital RB	6.38%	10/01/21	1,170	1,183,759

Series 2002 A, Hospital RB(a)(b)	6.38%	10/01/12	1,830	1,897,088

Series 2002 A, Hospital RB	6.50%	10/01/26	2,070	2,091,631

Series 2002 A, Hospital RB	6.50%	10/01/29	780	787,496

Series 2002 A, Hospital RB(a)(b)	6.50%	10/01/12	1,220	1,265,616

HFDC of Central Texas, Inc. (Legacy at Willow Bend); Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	8,100	7,753,887

HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB	7.75%	11/15/29	4,910	5,040,311

Series 2009 A, RB	7.75%	11/15/44	15,345	15,501,366

HFDC of Central Texas, Inc. (Village at Gleannloch Farms);
Series 2006 A, Retirement Facilities RB	5.50%	02/15/27	4,300	3,668,502

Series 2006 A, Retirement Facilities RB	5.50%	02/15/37	14,000	10,847,480

HFDC of Central Texas, Inc.; Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	5,355	4,870,158

Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	1,500	1,514,145

Series 2008, RB	6.00%	02/15/38	2,000	2,010,860

Houston (City of) (Continental Airlines, Inc.);
Series 1997 C, Special Facilities Airport System RB(d)	6.13%	07/15/27	3,120	3,112,044

Series 1998 C, Airport System Special Facilities RB(d)	5.70%	07/15/29	4,730	4,504,332

Series 2001 E, Airport System Special Facilities RB(d)	6.75%	07/01/29	6,000	6,024,960

Series 2011 A, Ref. Airport System Special Facilities RB(d)	6.50%	07/15/30	2,000	2,063,520

Series 2011 A, Ref. Airport System Special Facilities RB(d)	6.63%	07/15/38	9,000	9,313,380

Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/23	6,580	7,491,001

Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/24	3,670	4,144,935

Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/25	6,800	7,635,856

Series 2009 A, Ref. Sr. Lien Airport System RB(h)	5.00%	07/01/26	3,000	3,337,500

Series 2011 A, Ref. First Lien Utility System RB(h)	5.25%	11/15/31	18,360	21,620,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Houston Health Facilities Development Corp. (Buckingham Senior Living Community); Series 2004 A, Retirement Facilities RB(a)(b)	7.00%	02/15/14	$500	$568,240

La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.);
Series 2009 A, RB	6.25%	08/15/39	1,210	1,330,855

Series 2009 A, RB	6.38%	08/15/44	7,225	8,002,988

Lone Star College System; Series 2009, Limited Tax GO Bonds(h)	5.00%	08/15/34	23,200	26,690,672

Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community);
Series 2005 A, Ref. First Mortgage RB	6.50%	07/01/26	2,500	2,528,850

Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	9,000	9,020,970

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2007, RB	5.50%	02/15/37	3,000	2,818,110

Meadow Parc Development, Inc. (Meadow Parc Apartments); Series 1998, MFH RB	6.50%	12/01/30	10,320	9,846,312

Midlothian (City of) Development Authority; Series 2004, Tax Increment Allocation Contract RB(i)	6.20%	11/15/29	3,500	3,546,550

North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB (INS–BHAC)(e)(h)	5.75%	01/01/48	30,545	34,127,318

Series 2011 B, Special Project System CAB RB(f)	0.00%	09/01/37	15,500	3,623,435

Orange Housing Development Corp. (Villages at Pine Hollow); Series 1998, MFH RB	8.00%	03/01/28	3,235	2,973,580

Pharr (City of) Higher Education Finance Authority (Idea Public Schools); Series 2009 A, Education RB	6.50%	08/15/39	4,000	4,389,040

San Antonio Convention Hotel Finance Corp. (Empowerment Zone); Series 2005 A, Contract RB (INS–AMBAC)(d)(e)	5.00%	07/15/39	18,900	18,097,695

Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB	6.38%	11/15/44	8,650	9,290,878

Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2009 A, Retirement Facility RB	8.00%	02/15/38	11,000	11,546,040

Series 2009 B-1, Retirement Facility RB	7.25%	02/15/16	5,000	5,011,250

Tarrant County Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	8.13%	11/15/39	6,000	6,207,360

Series 2010 A, Retirement Facility RB	8.25%	11/15/44	9,000	9,332,370

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 C-1, TEMPS 80sm Retirement Facility RB	7.50%	11/15/16	20,000	20,039,600

Series 2009 C-2, TEMPS 50sm Retirement Facility RB	6.50%	11/15/14	4,585	4,586,651

Texas (State of) Department of Housing & Community Affairs (Linked SAVRS & RIBS); Series 1992 C, Home Mortgage RB (CEP–GNMA)(d)(e)	6.90%	07/02/24	450	469,570

Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, CAB RB (INS–AMBAC)(e)(f)	0.00%	08/15/32	22,115	6,556,655

Series 2002, CAB RB (INS–AMBAC)(e)(f)	0.00%	08/15/33	37,225	10,369,396

Series 2002, CAB RB (INS–AMBAC)(e)(f)	0.00%	08/15/36	19,000	4,406,480

Series 2002, CAB RB (INS–AMBAC)(e)(f)	0.00%	08/15/37	30,000	6,534,600

Texas (State of) Water Development Board;
Series 2008 A, Sub. Lien State Revolving Fund RB(h)	5.00%	07/15/25	15,000	17,749,350

Series 2008 B, Sub. Lien State Revolving Fund RB(h)	5.00%	07/15/28	11,425	13,406,552

Series 2008 B, Sub. Lien State Revolving Fund RB(h)	5.00%	07/15/29	5,000	5,841,650

Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/40	15,545	17,721,455

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	18,100	20,565,401

Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB(i)	7.00%	12/01/34	3,515	3,517,074

Texas Student Housing Corp. (Midwestern State University);
Series 2002, RB(a)(b)	6.50%	09/01/12	1,000	1,045,310

Series 2002, RB(a)(b)	6.50%	09/01/12	5,875	6,141,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2007, Ref. Hospital RB	5.00%	07/01/33	$10,000	$10,146,600

University of Texas;
Series 2004 D, Financing System RB(a)(b)(h)	5.00%	08/15/14	10,000	11,109,200

Series 2004 D, Financing System RB(a)(b)(h)	5.00%	08/15/14	15,000	16,663,800

Woodhill Public Facility Corp. (Woodhill Apartments); Series 1999, MFH RB	7.50%	12/01/29	7,000	6,951,350

				582,680,434

Utah–0.38%
Eagle Mountain (City of) (Special Improvement District No. 2000-1); Series 2006, Special Assessment RB	8.25%	02/01/21	1,080	1,091,696

Murray (City of) (IHC Health Services Inc.); Series 2005 D, VRD Hospital RB(g)(k)	0.12%	05/15/37	2,575	2,575,000

Tooele (County of) (Union Pacific); Series 1992 A, Hazardous Waste Treatment RB(d)	5.70%	11/01/26	5,000	5,012,450

Utah (State of) Charter School Finance Authority (George Washington Academy); Series 2008 A, Charter School RB	7.00%	07/15/40	5,000	5,009,600

Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/30	1,250	1,264,500

Series 2010, Charter School RB	6.38%	07/15/40	1,000	1,003,120

Utah (State of) Housing Finance Agency (RHA Community Services); Series 1997 A, RB	6.88%	07/01/27	4,240	4,241,527

				20,197,893

Vermont–0.17%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	4,750	4,170,547

Vermont (State of) Educational & Health Buildings Financing Agency (Developmental & Mental Health);
Series 2002 A, RB	6.38%	06/15/22	1,290	1,303,197

Series 2002 A, RB	6.50%	06/15/32	2,170	2,131,374

Vermont (State of) Educational & Health Buildings Financing Agency (Vermont Council Development Mental Health);
Series 1999 A, RB	6.13%	12/15/14	565	575,080

Series 1999 A, RB	6.25%	12/15/19	885	898,921

				9,079,119

Virgin Islands–0.10%
Virgin Islands (Government of) (Matching Fund Loan Note–Diago); Series 2009 A, RB	6.75%	10/01/37	4,500	5,176,755

Virginia–1.74%
Albemarle (County of) Industrial Development Authority (Covenant School, Inc.); Series 2001 A, Educational Facilities RB	7.75%	07/15/32	4,000	3,961,120

Bell Creek Community Development Authority;
Series 2003 A, Special Assessment RB	6.75%	03/01/22	226	229,071

Series 2003 B, Special Assessment RB	7.00%	03/01/32	1,620	1,629,266

Broad Street Community Development Authority; Series 2003, Special Assessment RB(a)(b)	7.50%	06/01/13	7,483	8,251,579

Celebrate North Community Development Authority (Celebrate Virginia North);
Series 2003 B, Special Assessment RB	6.60%	03/01/25	1,412	968,717

Series 2003 B, Special Assessment RB	6.75%	03/01/34	7,667	5,255,422

Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment RB(c)	6.25%	03/01/37	9,500	6,368,040

Chesterfield (County of) Economic Development Authority (Brandermill Woods); Series 1998, Ref. Mortgage RB(i)	6.50%	01/01/28	8,400	8,358,000

Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	3,000	3,010,260

Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	3,500	3,454,815

Dulles Town Center Community Development Authority (Dulles Town Center); Series 1998, Special Assessment RB	6.25%	03/01/26	2,275	2,276,615

Fairfax (County of) Economic Development Authority (Lewinsville Retirement Village); Series 2007 A, Senior Living RB	5.25%	03/01/32	2,250	2,004,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–(continued)

Henrico (County of) Economic Development Authority (United Methodist); Series 2002 A, Residential Care Facility RB(a)(b)	6.70%	06/01/12	$795	$808,014

Isle Wight (County of) Industrial Development Authority; Series 2003 A, Environmental Improvement RB(d)	5.70%	11/01/27	5,200	5,257,720

Lexington (City of) Industrial Development Authority (Kendal at Lexington); Series 2007 A, Residential Care Facilities Mortgage RB	5.50%	01/01/37	3,050	2,831,864

New Port Community Development Authority;
Series 2006, Special Assessment RB	5.50%	09/01/26	956	589,699

Series 2006, Special Assessment RB	5.60%	09/01/36	2,500	1,459,425

Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.35%	09/01/28	1,487	1,424,055

Series 2007, Special Obligation RB	6.45%	09/01/37	4,219	3,860,976

The Farms of New Kent Community Development Authority;
Series 2006 B, Special Assessment RB	5.45%	03/01/36	7,000	4,313,470

Series 2006 C, Special Assessment RB	5.80%	03/01/36	7,250	4,462,013

Virginia (State of) Gateway Community Development Authority (Prince William County); Series 2003, Special Assessment RB	6.38%	03/01/30	3,791	3,891,234

Virginia (State of) Gateway Community Development Authority; Series 1999, Special Assessment RB	6.25%	03/01/26	1,640	1,641,312

Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(i)	9.00%	07/01/39	8,300	8,836,844

Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/38	5,000	6,027,100

				91,171,134

Washington–3.28%
Kalispel Tribe of Indians; Series 2008, RB	6.75%	01/01/38	8,000	6,725,120

Kennewick (City of) Public Hospital District; Series 2001, Ref. & Improvement RB	6.30%	01/01/25	2,000	2,000,840

King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2009, Ref. & Improvement Limited Tax GO Bonds	7.25%	12/01/38	9,625	9,848,011

Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/40	4,000	4,183,440

King (County of); Series 2011 B, Ref. Sewer RB(h)	5.00%	01/01/34	38,540	43,794,929

Seattle Industrial Development Corp. (Northwest Airlines, Inc.); Series 2001, Special Facilities RB(d)	7.25%	04/01/30	24,060	24,060,000

Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2003, Ref. RB	6.00%	12/01/23	1,000	1,036,780

Series 2010, RB	6.00%	12/01/30	3,160	3,488,798

Series 2010, RB	5.75%	12/01/35	4,000	4,211,720

Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB	7.00%	07/01/39	9,145	10,247,338

Washington (State of) Health Care Facilities Authority (Kadlec Regional Medical Center); Series 2010, RB	5.50%	12/01/39	4,685	4,810,605

Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB	7.38%	03/01/38	10,800	12,616,236

Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.63%	10/01/40	3,415	3,640,322

Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008 A, Non-Profit RB(i)	6.20%	01/01/36	19,025	19,442,789

Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(h)	5.00%	02/01/29	18,450	21,652,920

				171,759,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

West Virginia–0.44%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(d)	5.50%	10/15/37	$5,250	$5,402,985

West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/20	1,500	1,516,965

Series 2008, RB	6.50%	10/01/38	8,000	7,959,280

Series 2008, RB	6.75%	10/01/43	8,000	8,092,400

				22,971,630

Wisconsin–0.95%
Hudson (City of) (Christian Community Home, Inc.); Series 2003, Health Care Facility RB	6.50%	04/01/33	3,545	3,545,567

Milwaukee (City of) (Air Cargo); Series 2002, Sub. RB(d)	7.50%	01/01/25	2,225	2,184,683

Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB(d)	5.75%	11/01/37	4,000	4,186,440

Wisconsin (State of) Health & Educational Facilities Authority (Community Memorial Hospital, Inc.);
Series 2003, RB	7.13%	01/15/22	875	879,690

Series 2003, RB	7.25%	01/15/33	2,355	2,358,391

Wisconsin (State of) Health & Educational Facilities Authority (Divine Savior Health Care); Series 2002 C, RB(a)(b)	7.50%	05/01/12	3,380	3,421,507

Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	1,750	1,150,940

Series 2004, RB	6.13%	12/01/34	4,400	2,726,372

Wisconsin (State of) Health & Educational Facilities Authority (Froedert & Community); Series 2001, RB	5.38%	10/01/30	330	333,498

Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/18	1,115	1,115,011

Series 1998, RB	5.75%	10/01/28	2,485	2,323,624

Series 1998, Special Term RB	5.90%	10/01/28	335	318,337

Wisconsin (State of) Health & Educational Facilities Authority (New Castle Place); Series 2001 A, RB	7.00%	12/01/31	2,750	1,980,550

Wisconsin (State of) Health & Educational Facilities Authority (Southwest Health Center);
Series 2004 A, RB	6.13%	04/01/24	1,500	1,518,225

Series 2004 A, RB	6.25%	04/01/34	1,750	1,760,220

Wisconsin (State of) Health & Educational Facilities Authority (Tomah Memorial Hospital, Inc.);
Series 2003, RB	6.50%	07/01/23	1,200	1,214,556

Series 2003, RB	6.63%	07/01/28	1,000	1,010,480

Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/28	5,980	6,288,688

Series 2011 A, Continuing Care Retirement Community RB	8.00%	06/01/35	10,150	10,671,304

Series 2011 A, Continuing Care Retirement Community RB	8.25%	06/01/46	1,000	1,063,590

				50,051,673

Wyoming–0.19%
Teton (County of) Hospital District (St. John’s Medical Center);
Series 2002, RB(a)(b)	6.75%	06/01/12	2,100	2,155,566

Series 2002, RB(a)(b)	6.75%	06/01/12	835	857,094

Series 2002, RB(a)(b)	6.75%	06/01/12	2,165	2,222,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46        Invesco Van Kampen High Yield Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wyoming–(continued)

West Park Hospital District (West Park Hospital);
Series 2011, Ref. RB	7.00%	06/01/35	$1,085	$1,287,939

Series 2011 A, RB	7.00%	06/01/40	2,890	3,411,327

				9,934,212

TOTAL INVESTMENTS(n)–107.23% (Cost $5,664,106,240)				5,621,386,451

FLOATING RATE NOTE OBLIGATIONS–(9.01%)
Notes with interest rates ranging from 0.16% to 0.31% at 02/29/12 and contractual maturities of collateral ranging from 07/01/22 to 06/15/50 (See Note 1K)(o)				(472,365,000)

OTHER ASSETS LESS LIABILITIES–1.78%				93,296,036

NET ASSETS–100.00%				$5,242,317,487

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $51,205,582, which represented 0.98% of the Fund’s Net Assets.
(d)	Security subject to the alternative minimum tax.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(h)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $225,466,457, which represented 4.30% of the Fund’s Net Assets.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Defaulted security. Currently, the issuer is in default with respect to principal and interest payments. The value of these securities at February 29, 2012 was $62,904,065 which represented 1.20% of the Fund’s Net Assets.
(n)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5%.
(o)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 29, 2012. At February 29, 2012, the Fund’s investments with a value of $841,408,867 are held by Dealer Trusts and serve as collateral for the $472,365,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47        Invesco Van Kampen High Yield Municipal Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $5,664,106,240)	$5,621,386,451

Receivable for:
Investments sold	41,262,701

Fund shares sold	24,334,006

Interest	93,797,911

Investment for trustee deferred compensation and retirement plans	38,150

Other assets	39,668

Total assets	5,780,858,887

Liabilities:
Floating rate note obligations	472,365,000

Payable for:
Investments purchased	28,961,183

Fund shares reacquired	7,203,646

Amount due custodian	17,402,526

Dividends	10,773,678

Accrued fees to affiliates	1,402,508

Accrued other operating expenses	246,480

Trustee deferred compensation and retirement plans	186,379

Total liabilities	538,541,400

Net assets applicable to shares outstanding	$5,242,317,487

Net assets consist of:
Shares of beneficial interest	$5,922,160,174

Undistributed net investment income	31,149,785

Undistributed net realized gain (loss)	(668,272,683)

Unrealized appreciation (depreciation)	(42,719,789)

$5,242,317,487

Net Assets:
Class A	$3,766,082,003

Class B	$163,122,563

Class C	$881,846,731

Class Y	$431,266,190

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	387,957,851

Class B	16,726,519

Class C	91,027,904

Class Y	44,338,559

Class A:
Net asset value per share	$9.71

Maximum offering price per share (Net asset value of $9.71 divided by 95.25%)	$10.19

Class B:
Net asset value and offering price per share	$9.75

Class C:
Net asset value and offering price per share	$9.69

Class Y:
Net asset value and offering price per share	$9.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48        Invesco Van Kampen High Yield Municipal Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$351,003,675

Expenses:
Advisory fees	24,945,702

Administrative services fees	626,974

Custodian fees	146,413

Distribution fees:
Class A	8,645,055

Class C	8,136,354

Interest, facilities and maintenance fees	4,157,816

Transfer agent fees	2,198,079

Trustees’ and officers’ fees and benefits	228,344

Other	846,166

Total expenses	49,930,903

Less: Expense offset arrangement(s)	(1,629)

Net expenses	49,929,274

Net investment income	301,074,401

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(107,535,322)

Change in net unrealized appreciation of investment securities	554,275,491

Net realized and unrealized gain	446,740,169

Net increase in net assets resulting from operations	$747,814,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49        Invesco Van Kampen High Yield Municipal Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period December 1, 2010 to February 28, 2011, and the year ended November 30, 2010

		Three months
	Year ended	ended	Year ended
	February 29,	February 28,	November 30,
	2012	2011	2010*

Operations:
Net investment income	$301,074,401	$85,117,911	$346,089,800

Net realized gain (loss)	(107,535,322)	(35,964,962)	(67,412,654)

Change in net unrealized appreciation (depreciation)	554,275,491	(211,008,193)	156,171,816

Net increase (decrease) in net assets resulting from operations	747,814,570	(161,855,244)	434,848,962

Distributions to shareholders from net investment income:
Class A	(210,221,166)	(55,109,686)	(245,151,404)

Class B	(11,919,037)	(3,714,961)	(17,941,996)

Class C	(43,435,326)	(11,743,704)	(50,039,288)

Class Y	(27,076,377)	(8,221,257)	(22,417,855)

Total distributions from net investment income	(292,651,906)	(78,789,608)	(335,550,543)

Share transactions–net:
Class A	44,079,116	(310,783,405)	504,177,682

Class B	(105,961,920)	(36,255,313)	(24,383,594)

Class C	(6,657,898)	(99,837,695)	137,515,032

Class Y	(125,735,590)	17,942,908	242,027,701

Net increase (decrease) in net assets resulting from share transactions	(194,276,292)	(428,933,505)	859,336,821

Net increase (decrease) in net assets	260,886,372	(669,578,357)	958,635,240

Net assets:
Beginning of period	4,981,431,115	5,651,009,472	4,692,374,232

End of period (includes undistributed net investment income of $31,149,785, 23,591,308 and $17,610,939, respectively)	$5,242,317,487	$4,981,431,115	$5,651,009,472

*	For the year ended November 30, 2010, proceeds from shares sold include $1,059,255,837 of proceeds from shares acquired through a merger. (See Note 11 in the Notes to Financial Statements for further information.)

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

50        Invesco Van Kampen High Yield Municipal Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

51        Invesco Van Kampen High Yield Municipal Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
L.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $300 million	0.60%

Next $300 million	0.55%

Over $600 million	0.50%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management,

52        Invesco Van Kampen High Yield Municipal Fund

Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.87%, 1.62%, 1.62% and 0.62%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. Class B distribution fees were reduced by $497,367 during the period.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $748,673 in front-end sales commissions from the sale of Class A shares and $88,372, $171,156 and $45,415 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$5,621,386,451	$—	$5,621,386,451

53        Invesco Van Kampen High Yield Municipal Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities purchases of $3,661,441.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,629.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $6,608 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 29, 2012 were $455,985,000 and 0.91%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the Period December 1, 2010 to February 28, 2011 and the Year Ended November 30, 2010:

	Year ended	Three months ended	Year ended
	February 29,	February 28,	November 30,
	2012	2011	2010

Ordinary income	$—	$1,353,870	$2,338,501

Ordinary income — tax-exempt	292,651,906	77,435,738	333,212,042

Total distributions	$292,651,906	$78,789,608	$335,550,543

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$34,518,387

Net unrealized appreciation (depreciation) — investments	(49,793,641)

Temporary book/tax differences	(183,509)

Post-October deferrals	(30,485,810)

Capital loss carryforward	(633,898,114)

Shares of beneficial interest	5,922,160,174

Total net assets	$5,242,317,487

54        Invesco Van Kampen High Yield Municipal Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book/tax accretion and amortization differences, defaulted securities and TOBs.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$63,838,546	$—	$63,838,546

February 28, 2014	6,419,495	—	6,419,495

February 28, 2015	9,560,072	—	9,560,072

February 29, 2016	148,296,962	—	148,296,962

February 28, 2017	222,991,741	—	222,991,741

February 28, 2018	67,932,498	—	67,932,498

February 28, 2019	42,986,976	—	42,986,976

Not subject to expiration	9,421,597	62,450,227	71,871,824

Total capital loss carryforward	$571,447,887	$62,450,227	$633,898,114

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $871,086,471 and $1,178,908,759, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$327,824,929

Aggregate unrealized (depreciation) of investment securities	(377,618,570)

Net unrealized appreciation (depreciation) of investment securities	$(49,793,641)

Cost of investments for tax purposes is $5,671,180,092.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards and taxable income, on February 29, 2012, undistributed net investment income was decreased by $864,018, undistributed net realized gain (loss) was increased by $66,666,444 and shares of beneficial interest was decreased by $65,802,426. This reclassification had no effect on the net assets of the Fund.

55        Invesco Van Kampen High Yield Municipal Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Three months ended		Year ended
	February 29, 2012(a)		February 28, 2011		November 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	53,757,689	$500,938,156	11,067,478	$98,744,642	159,484,468	$1,470,723,912

Class B	219,751	2,038,922	50,693	451,927	9,571,549	88,254,998

Class C	13,218,543	123,190,108	1,820,038	16,121,041	34,710,957	320,856,895

Class Y	21,543,148	199,141,707	10,929,727	97,122,929	47,059,756	442,842,976

Issued as reinvestment of dividends:
Class A	11,098,282	102,711,097	3,055,163	27,081,228	21,225,505	198,809,177

Class B	658,442	6,079,617	218,318	1,933,741	1,574,692	14,726,724

Class C	2,690,121	24,791,725	723,422	6,393,532	3,989,962	37,310,791

Class Y	2,496,177	22,949,072	791,160	7,024,656	1,232,848	11,672,336

Automatic conversion of Class B shares to Class A shares:
Class A	8,856,002	81,149,693	1,637,526	14,490,241	4,275,266	40,397,281

Class B	(8,840,899)	(81,149,693)	(1,638,662)	(14,490,241)	(4,276,454)	(40,397,281)

Reacquired:(b)
Class A	(69,903,626)	(640,719,830)	(50,806,520)	(451,099,516)	(128,955,125)	(1,205,752,688)

Class B	(3,610,978)	(32,930,766)	(2,733,847)	(24,150,740)	(9,321,056)	(86,968,035)

Class C	(16,925,016)	(154,639,731)	(13,854,916)	(122,352,268)	(23,696,533)	(220,652,654)

Class Y	(38,128,216)	(347,826,369)	(9,717,872)	(86,204,677)	(22,859,317)	(212,487,611)

Net increase (decrease) in share activity	(22,870,580)	$(194,276,292)	(48,458,292)	$(428,933,505)	94,016,518	$859,336,821

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Net of redemption fees of $505,719 and $82,826 allocated among the classes based on relative net assets of each class for the period ended February 28, 2011 and the year ended November 30, 2010, respectively.

On December 11, 2009, the Fund acquired all of the assets and liabilities of the Van Kampen Strategic Municipal Income Fund (“Strategic Municipal”) through a tax free reorganization approved by Strategic Municipal shareholders on October 21, 2009. The Fund issued 94,839,192, 6,046,154, 14,375,220 and 661,765 shares of Classes A, B, C and Y valued at $866,830,212, $55,261,850, $131,102,008 and $6,061,767, respectively, in exchange for Strategic Municipal’s net assets. The shares of Strategic Municipal were converted into Fund shares at a ratio 1.120 to 1, 1.120 to 1, 1.133 to 1 and 1.117 to 1 for Classes A, B, C and Y, respectively. Net unrealized depreciation of Strategic Municipal as of December 11, 2009 was $179,662,610. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended November 30, 2010. Combined net assets on the day of reorganization were $5,731,523,519. Included in these net assets was a capital loss carryforward of $210,957,574, deferred compensation of $236,859 and deferred pension of $129,814.

56        Invesco Van Kampen High Yield Municipal Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Supplemental
			Net gains									ratio of expenses
			(losses)									to average net		Ratio of net
	Net asset		on securities		Dividends					Ratio of		assets (excluding		investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	expenses		interest, facilities		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	to average		and maintenance		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return		(000s omitted)	net assets		fees)(b)		net assets		turnover(c)

Class A
Year ended 02/29/12	$8.85	$0.57	$0.85	$1.42	$(0.56)	$9.71	16.56	%(d)	$3,766,082	0.93	%(e)	0.85	%(e)	6.24	%(e)	16%
Period ended 02/28/11	9.24	0.15	(0.40)	(0.25)	(0.14)	8.85	(2.72	)(d)	3,399,724	0.84	(n)	0.76	(n)	6.80	(n)	3
Year ended 11/30/10	9.07	0.57	0.15	0.72	(0.55)	9.24	8.07	(d)	3,875,386	0.91		0.84		6.10		20
Year ended 11/30/09	8.15	0.58	0.92	1.50	(0.58)	9.07	19.33	(f)	3,294,547	0.97		0.87		6.90		16
Year ended 11/30/08	10.61	0.59	(2.48)	(1.89)	(0.57)	8.15	(18.57	)(f)	2,662,943	1.21		0.86		5.96		49
Year ended 11/30/07	11.24	0.58	(0.64)	(0.06)	(0.57)	10.61	(0.57	)(f)	3,185,041	1.55		0.84		5.23		26

Class B
Year ended 02/29/12	8.85	0.60	0.85	1.45	(0.55)	9.75	16.89	(d)(g)	163,123	0.68	(e)(g)	0.60	(e)(g)	6.49	(e)(g)	16
Period ended 02/28/11	9.24	0.14	(0.41)	(0.27)	(0.12)	8.85	(2.90	)(d)(g)	250,532	1.39	(g)(n)	1.31	(g)(n)	6.25	(g)(n)	3
Year ended 11/30/10	9.07	0.50	0.15	0.65	(0.48)	9.24	7.27	(d)	299,439	1.66		1.59		5.35		20
Year ended 11/30/09	8.15	0.51	0.93	1.44	(0.52)	9.07	18.46	(h)	316,094	1.72		1.62		6.15		16
Year ended 11/30/08	10.61	0.52	(2.49)	(1.97)	(0.49)	8.15	(19.21	)(h)	329,752	1.96		1.61		5.19		49
Year ended 11/30/07	11.24	0.49	(0.63)	(0.14)	(0.49)	10.61	(1.32	)(h)	505,758	2.30		1.59		4.48		26

Class C
Year ended 02/29/12	8.83	0.50	0.85	1.35	(0.49)	9.69	15.73	(d)	881,847	1.68	(e)	1.60	(e)	5.49	(e)	16
Period ended 02/28/11	9.23	0.13	(0.41)	(0.28)	(0.12)	8.83	(3.02	)(d)	813,001	1.59	(n)	1.51	(n)	6.05	(n)	3
Year ended 11/30/10	9.05	0.50	0.16	0.66	(0.48)	9.23	7.40	(d)	953,475	1.66		1.59		5.35		20
Year ended 11/30/09	8.14	0.51	0.92	1.43	(0.52)	9.05	18.36	(i)	799,982	1.72		1.62		6.09		16
Year ended 11/30/08	10.60	0.51	(2.48)	(1.97)	(0.49)	8.14	(19.22	)(i)	584,835	1.96		1.61		5.22		49
Year ended 11/30/07	11.22	0.49	(0.62)	(0.13)	(0.49)	10.60	(1.22	)(i)(j)	656,854	2.29	(j)	1.58	(j)	4.50	(j)	26

Class Y(k)
Year ended 02/29/12	8.87	0.59	0.84	1.43	(0.57)	9.73	16.83	(d)	431,266	0.68	(e)	0.60	(e)	6.49	(e)	16
Period ended 02/28/11	9.26	0.15	(0.40)	(0.25)	(0.14)	8.87	(2.65	)(d)	518,173	0.59	(n)	0.51	(n)	7.05	(n)	3
Year ended 11/30/10	9.09	0.60	0.15	0.75	(0.58)	9.26	8.33	(d)	522,709	0.66		0.59		6.35		20
Year ended 11/30/09	8.17	0.59	0.93	1.52	(0.60)	9.09	19.57	(i)	281,752	0.72		0.62		6.94		16
Year ended 11/30/08	10.64	0.62	(2.50)	(1.88)	(0.59)	8.17	(18.39	)(i)	55,427	0.99		0.64		6.70		49
Year ended 11/30/07	11.25	0.60	(0.61)	(0.01)	(0.60)	10.64	(0.14	)(i)	1,557	1.30		0.59		5.49		26

(a)	Calculated using average shares outstanding.
(b)	For the years ended November 30, 2010 and prior, ratio does not excluded facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,458,022, $200,433, $813,635 and $427,050 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.00% and 0.80% for the year ended February 29, 2012 and the period ended February 28, 2011, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within the one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expense to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	On June 1, 2010, Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(l)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(n)	Annualized.

57        Invesco Van Kampen High Yield Municipal Fund

NOTE 12—Financial Highlights—(continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended November 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by other independent auditors whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

58        Invesco Van kampen High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2,3]	(02/29/12)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,086.10	$4.67	$1,020.39	$4.52	0.90%

B	1,000.00	1,089.30	4.68	1,020.39	4.52	0.90

C	1,000.00	1,082.20	8.54	1,016.66	8.27	1.65

Y	1,000.00	1,088.50	3.38	1,021.63	3.27	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.
[3]	The annualized expense ratio for Class B shares has been restated to reflect estimated 12b-1 on-going expenses for the current fiscal year. The annualized expense ratio, the actual expenses paid during the period and the hypothetical expenses paid during the period prior to restatement were 0.33%, $1.71 and $1.66, respectively.

59        Invesco Van Kampen High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

60        Invesco Van Kampen High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen High Yield Municipal Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Van Kampen High Yield Municipal Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	140	None

		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Van Kampen High Yield Municipal Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen High Yield Municipal Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-HYM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund
Nasdaq:
A: VKLMX ▪ B: VKLBX ▪ C: VKLCX ▪ Y: VKLIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
23	Financial Statements
25	Notes to Financial Statements
32	Financial Highlights
33	Auditor’s Report
34	Fund Expenses
35	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Intermediate Term Municipal Income Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices.
This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Van Kampen Intermediate Term Municipal Income Fund posted positive returns but underperformed its broad market/style-specific benchmark, the Barclays Municipal Bond Index. The Fund’s underweight allocation to the long end of the yield curve was the primary driver of this underperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.18%

Class B Shares	10.02

Class C Shares	9.37

Class Y Shares	10.45

Barclays Municipal Bond Index▼ (Broad Market/Style-Specific Index)	12.42

Source(s): ▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 65% of the Fund’s total assets in municipal securities rated investment grade by at least one nationally recognized statistical rating organization – or if not rated, securities we determine to be of comparable quality – at the time of purchase. However, the Fund may not invest more than 20% of its total assets in unrated investment grade securities.
     Under normal market conditions, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities that we determine to be of comparable quality at the time of purchase. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.
     The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax (AMT). Accordingly, the Fund may not be a suitable investment for investors who are already subject to the AMT or could become subject to it as a result of an investment in the Fund.
     From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities.
     We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned

10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1
     During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010, the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
     In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.
     In terms of yield curve positioning, the Fund’s underweight exposure to the intermediate part (15 to 20 years) and long end (20+ years) of the curve detracted from relative returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient way to manage duration, yield curve exposure and credit exposure, and they can potentially enhance yield.
     Sector performance was driven by spread tightening between lower rated and higher rated investment grade

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.6%

General Obligation Bonds	11.0

Pre-Refunded Bonds	2.8

Other	0.6

Total Net Assets	$536.9 million

Total Number of Holdings	394

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	Manchester (City of)	6.00%	11/1/25	1.0%

2.	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority	5.25	7/1/24	1.0

3.	Iowa Student Loan Liquidity Corp.	5.50	12/1/25	1.0

4.	Miami-Dade (County of)	5.00	8/1/12	0.9

5.	Texas (State of) Turnpike Authority	0.00	8/15/18	0.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Van Kampen Intermediate Term Municipal Income Fund

municipal securities for most of the reporting period, largely due to declining yields, increased demand and lower tax-exempt issuance. As a result, our overweight exposure to lower quality credits contributed to Fund performance as these credits outperformed their higher quality counterparts. The Fund’s allocation to unrated bonds also contributed to relative performance.
     Our overweight exposure to hospital and industrial development revenue/pollution control revenue bonds contributed to Fund returns for the reporting period. Our underweight exposure to state general obligation bonds was the main detractor from relative performance.
     Thank you for investing in Invesco Van Kampen Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.
1 Source: Lipper Inc.
2 Source: CBS News
3 Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
Effective March 1, 2012, after the close of the reporting period, Richard Berry and Stephen Turman left the management team.

5 Invesco Van Kampen Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco Van Kampen Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/28/93)		4.90%	4.86%	4.79%

10	Years	4.21	4.15	4.10

5	Years	3.94	3.94	3.91

1	Year	4.92	4.92	4.56

Class B Shares

Inception (5/28/93)		4.84%	4.80%	4.71%

10	Years	4.50	4.44	4.32

5	Years	4.23	4.23	4.11

1	Year	5.02	5.02	4.48

Class C Shares

Inception (10/19/93)		4.10%	4.06%	3.99%

10	Years	3.96	3.90	3.80

5	Years	4.19	4.19	4.04

1	Year	8.37	8.37	6.59

Class Y Shares

Inception (8/12/05)		4.92%	4.90%	4.78%

5	Years	5.21	5.21	5.05

1	Year	10.45	10.45	8.32

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (5/28/93)		4.83%	4.79%	4.73%

10	Years	4.27	4.22	4.17

5	Years	3.69	3.69	3.70

1	Year	3.55	3.55	3.67

Class B Shares

Inception (5/28/93)		4.77%	4.73%	4.65%

10	Years	4.56	4.51	4.39

5	Years	3.94	3.94	3.86

1	Year	3.32	3.32	3.34

Class C Shares

Inception (10/19/93)		4.03%	3.99%	3.93%

10	Years	4.01	3.95	3.85

5	Years	3.92	3.92	3.80

1	Year	6.84	6.84	5.61

Class Y Shares

Inception (8/12/05)		4.72%	4.69%	4.61%

5	Years	4.95	4.95	4.83

1	Year	8.91	8.91	7.32

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.76%, 1.51%, 1.51% and 0.51%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 1.65%, 1.65% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005, and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

7 Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investing in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Derivative instruments risk. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.

■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NO FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKLMX
Class B Shares	VKLBX
Class C Shares	VKLCX
Class Y Shares	VKLIX

8 Invesco Van Kampen Intermediate Term Municipal Income Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–101.01%
Alabama–0.19%
Health Care Authority for Baptist Health (The); Series 2009 A, RB(a)(b)	6.13%	05/15/12	$1,000	$1,009,320

Alaska–1.16%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009 1, RB	5.00%	09/01/22	250	290,535

Series 2009 1, RB	5.25%	09/01/24	400	464,936

Alaska Railroad Corp. (FTA Section 5307 Urbanized Area Formula Funds & Section 5309 Fixed Guideway Modernization Formula Funds); Series 2007, Capital Grant Receipts RB (INS–NATL)(c)	5.00%	08/01/15	2,680	3,026,015

Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB (INS–AGC)(c)	5.00%	09/01/19	1,000	1,229,400

Series 2009, Lease RB (INS–AGC)(c)	5.50%	09/01/23	1,000	1,205,810

				6,216,696

Arizona–3.08%
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/26	2,000	2,205,640

Maricopa (County of) Industrial Development Authority (Catholic Healthcare West);
Series 2009 A, Health Facilities RB	5.00%	07/01/14	500	540,725

Series 2009 C, Health Facilities RB(a)(b)	5.00%	07/01/14	1,500	1,624,350

Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 A, Ref. PCR(a)(b)	6.00%	05/01/14	2,400	2,626,776

Navajo County Pollution Control Corp.;
Series 2009 C, PCR(a)(b)	5.50%	06/01/14	1,000	1,078,690

Series 2009 E, PCR(a)(b)	5.75%	06/01/16	1,000	1,142,990

Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	6.13%	01/01/20	500	496,730

Phoenix Civic Improvement Corp.; Series 2008 B, Sr. Lien Airport RB(d)	5.00%	07/01/13	1,000	1,054,310

Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2008, Water & Wastewater RB(d)	6.38%	12/01/18	500	525,365

Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB	5.25%	12/01/18	500	569,950

Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB	5.00%	01/01/22	1,000	1,188,380

University Medical Center Corp.; Series 2009, Hospital RB	5.25%	07/01/17	1,000	1,156,090

Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/26	2,000	2,348,840

				16,558,836

California–10.46%
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	5.38%	07/01/19	1,000	1,078,730

Alhambra (City of) (Atherton Baptist Homes); Series 2010 B, RB	6.63%	01/01/17	705	705,790

California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 C, RB	5.00%	03/01/14	500	536,390

California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 F, RB(a)(b)	5.00%	07/01/14	500	539,885

California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group); Series 2007, COP	5.00%	02/01/21	2,000	2,090,320

California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/28	1,500	1,602,060

California (State of) Municipal Finance Authority (High Tech High-Chula Vista); Series 2008 B, Educational Facility RB(e)	5.50%	07/01/18	875	879,112

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (INS–FHA)(c)	6.25%	08/01/24	2,000	2,473,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	5.25%	11/15/14	$805	$829,746

Series 2009, Senior Living RB	6.25%	11/15/19	600	658,182

Desert Hot Springs (City of) Redevelopment Agency (Merged Redevelopment); Series 2008 A-2, Tax Allocation RB	5.00%	09/01/23	1,000	847,970

Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/22	1,000	1,214,670

Irvine (City of) Public Facilities & Infrastructure Authority; Series 2012 A, Special Assessment RB	4.00%	09/02/23	1,000	1,014,870

Indio (City of) Redevelopment Agency (Merged Redevelopment); Series 2008 A, Sub. Tax Allocation RB	5.00%	08/15/24	1,470	1,470,764

Irvine (City of) Public Facilities & Infrastructure Authority;
Series 2012 A, Special Assessment RB	4.50%	09/02/25	375	386,790

Series 2012 A, Special Assessment RB	4.50%	09/02/26	550	562,001

Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/22	3,200	3,882,176

Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(e)	5.50%	03/01/18	145	144,816

Oakland (Port of);
Series 2002 L, RB(a)(d)(f)	5.00%	11/01/12	170	175,326

Series 2002 L, RB (INS–NATL)(c)(d)	5.00%	11/01/21	1,330	1,357,624

Palm Springs (City of) (Palm Springs International Airport); Series 2008, Ref. Sub. Airport Passenger Facility Charge RB(d)	5.30%	07/01/13	215	215,589

Palomar Pomerado Health (Election of 2004); Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(g)	0.00%	08/01/16	1,880	1,689,105

Perris (City of) Public Financing Authority; Series 2006, Tax Allocation RB	4.75%	10/01/13	565	583,086

Regents of the University of California;
Series 2009 O, General RB(h)	5.75%	05/15/23	795	994,004

Series 2009 O, General RB(h)	5.75%	05/15/25	1,185	1,463,167

Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	1,500	1,688,445

Riverside (County of) (Public Safety Communication & Refunding); Series 2007 A, COP (INS–AMBAC)(c)	5.00%	11/01/14	3,500	3,843,910

Sacramento (County of); Series 2009 D, Sub. Passenger Facility Charge Grant Airport System RB	5.38%	07/01/26	2,000	2,223,440

San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/20	1,000	1,086,560

San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(d)	5.00%	05/01/23	2,000	2,292,500

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.00%	08/01/20	1,085	1,233,569

Series 2009 D, Tax Allocation RB	6.25%	08/01/22	1,000	1,128,850

Series 2011 D, Tax Allocation RB	6.63%	08/01/27	500	565,960

San Jose (City of); Series 2011 A-1, Airport RB(d)	5.25%	03/01/26	2,000	2,188,600

San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(c)	5.50%	08/01/26	3,195	3,772,081

Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/24	2,000	2,367,920

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)(c)	3.50%	05/31/13	1,500	1,501,725

Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(g)	0.00%	04/01/14	3,700	3,597,473

West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/23	1,000	1,260,840

				56,147,886

Colorado–1.55%
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2006 A, RB	5.25%	01/01/15	500	514,290

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.00%	01/15/22	750	809,558

Series 2010, Private Activity RB	5.25%	07/15/19	1,000	1,124,640

Colorado Springs (City of); Series 2003 A, Sub. Lien Utilities System Improvement RB(a)(f)	5.00%	11/15/13	1,560	1,686,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(h)	5.00%	08/01/24	$2,000	$2,351,980

Series 2008, Unlimited Tax GO Bonds(h)	5.00%	08/01/25	500	584,980

University of Colorado; Series 2009 A, Enterprise System RB	5.50%	06/01/25	1,000	1,234,800

				8,306,405

Connecticut–0.33%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(d)	5.50%	04/01/21	1,000	1,122,880

Hamden (Town of) (Whitney Center); Series 2009 B, Entrance Fee Principal Redemption RB	6.13%	01/01/14	645	645,645

				1,768,525

Delaware–0.10%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	500	512,755

District of Columbia–1.17%
District of Columbia;
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	06/01/16	2,325	2,737,850

Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	06/01/19	3,000	3,551,760

				6,289,610

Florida–9.21%
Brevard County School District; Series 2004 B, Ref. COP (INS–NATL)(c)	5.00%	07/01/20	1,000	1,077,480

Broward (County of); Series 1998 E, Ref. Airport System RB (INS–NATL)(c)(d)	5.38%	10/01/13	1,000	1,003,680

Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	1,000	1,135,770

Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,000	2,296,720

Florida (State of) Municipal Loan Council; Series 2007 A, RB (INS–NATL)(c)	5.00%	10/01/13	1,630	1,704,638

Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/26	2,000	2,283,660

Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/27	1,000	1,151,160

Florida State Board of Education; Series 2005 A, Lottery RB (INS–AMBAC)(c)	5.00%	07/01/19	2,500	2,826,500

Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2008 A, Hospital RB(a)(b)	6.50%	11/17/15	3,000	3,589,770

Martin (County of) Health Facilities (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/24	1,490	1,600,037

Series 2012, RB	5.50%	11/15/32	1,670	1,759,095

Miami-Dade (County of);
Series 2007, Ref. Gtd. Entitlement RB (INS–NATL)(c)	5.00%	08/01/12	4,655	4,736,695

Series 2007, Ref. Gtd. Entitlement RB (INS–NATL)(c)	5.00%	08/01/13	1,810	1,905,025

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2005, Ref. RB	5.38%	07/01/20	500	490,300

Orange (County of) School Board; Series 2002 A, COP (INS–AMBAC)(c)	5.25%	08/01/14	1,500	1,546,035

Osceola (County of);
Series 2007, Ref. Infrastructure Sales Surtax RB (INS–AMBAC)(c)	5.00%	10/01/12	1,930	1,978,983

Series 2007, Ref. Infrastructure Sales Surtax RB (INS–AMBAC)(c)	5.00%	10/01/13	3,140	3,342,718

Palm Beach County School District;
Series 2007 D, Ref. COP (INS–NATL)(c)	5.00%	08/01/12	3,545	3,610,334

Series 2007 D, Ref. COP (INS–NATL)(c)	5.00%	08/01/13	3,735	3,951,667

Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(b)(c)	5.35%	05/01/18	1,000	1,138,230

Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(e)	5.75%	10/01/22	750	789,405

St. Lucie (County of); Series 2007, Transportation RB (INS–AMBAC)(c)	5.00%	08/01/13	1,000	1,061,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Tallahassee (City of) & Leon (County of) Blueprint 2000 Intergovernmental Agency;
Series 2007, Sales Tax RB (INS–NATL)(c)	5.00%	10/01/13	$1,605	$1,702,568

Series 2007, Sales Tax RB (INS–NATL)(c)	5.00%	10/01/14	1,500	1,643,565

Tampa (City of); Series 2010, Ref. Solid Waste System RB (INS–AGM)(c)(d)	5.00%	10/01/18	1,000	1,122,870

				49,447,995

Georgia–1.09%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	6.75%	01/01/20	955	1,042,631

Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,200	1,263,456

Atlanta (City of); Series 2009 A, Water & Wastewater RB	5.25%	11/01/17	1,500	1,817,460

Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/24	1,000	1,112,160

Putnam (County of) Development Authority (Georgia Power Co.); First Series 1996, PCR	5.10%	06/01/23	600	615,630

				5,851,337

Guam–0.42%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.25%	12/01/17	1,000	1,118,190

Series 2009 A, Limited Obligation RB	5.50%	12/01/18	1,000	1,127,030

				2,245,220

Hawaii–0.15%
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2003 A, Special Purpose RB	7.88%	11/15/23	250	261,750

Hawaii (State of) Department of Budget & Finance; Series 2009 C-2, Special Purpose Senior Living RB	6.40%	11/15/14	540	542,030

				803,780

Idaho–0.26%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	500	597,170

Idaho (State of) Housing & Finance Association; Series 2008 A, Class I, Single Family Mortgage RB(d)	5.00%	07/01/17	745	794,997

				1,392,167

Illinois–9.48%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	1,000	921,880

Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/25	1,500	1,592,055

Chicago (City of) (Metramarket Chicago); Series 2010 A, COP	6.87%	02/15/24	1,260	1,335,844

Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/22	905	918,023

Chicago (City of) Board of Education; Series 2007 D, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	12/01/17	1,010	1,201,254

Chicago (City of) Metropolitan Water Reclamation District; Series 2011 B, Capital Improvement Limited Tax GO Bonds(h)	5.00%	12/01/24	3,000	3,677,340

Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(c)	5.25%	06/01/23	2,200	2,453,484

Series 2008, Capital Grant Receipts RB (INS–AGC)(c)	5.25%	06/01/24	3,965	4,379,937

Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/27	1,000	1,163,920

Chicago (City of); Series 2011, COP	7.13%	05/01/21	750	806,310

Hodgkins (Village of); Series 2005, Ref. Sr. Lien Tax Increment Allocation RB	5.00%	01/01/14	500	524,710

Huntley (Village of) Special Service Area No. 7; Series 2007, Ref. Special Tax RB (INS–AGC)(c)	4.60%	03/01/17	798	858,816

Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB	6.13%	11/01/23	1,000	1,224,560

Illinois (State of) Finance Authority (AmerenCIPS); Series 2000 A, Ref. PCR(a)(b)	5.50%	02/28/14	1,000	1,000,700

Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/19	1,000	1,186,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Finance Authority (Edward Hospital Obligated Group);
Series 2008 A, RB (INS–AMBAC)(c)	6.00%	02/01/23	$900	$1,027,701

Series 2008 A, RB (INS–AMBAC)(c)	6.00%	02/01/24	1,175	1,333,684

Series 2008 A, RB (INS–AMBAC)(c)	6.00%	02/01/26	380	427,443

Illinois (State of) Finance Authority (Fairview Obligated Group); Series 2008 A, Ref. RB(i)	6.00%	08/15/22	750	7,387

Illinois (State of) Finance Authority (Illinois Institute of Technology); Series 2009, RB	6.25%	02/01/19	1,635	1,688,579

Illinois (State of) Finance Authority (Northwestern Medical Faculty Foundation, Inc.); Series 1998, Ref. RB (INS–NATL)(c)	5.00%	11/15/12	1,000	1,002,490

Illinois (State of) Finance Authority (Northwestern Memorial Hospital); Series 2009 B, RB	5.00%	08/15/16	1,890	2,188,563

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65sm RB	7.00%	11/15/15	2,000	2,000,900

Illinois (State of) Finance Authority (Sherman Health System);
Series 1997, RB (INS–AMBAC)(c)	5.25%	08/01/17	1,500	1,503,555

Series 1997, RB (INS–AMBAC)(c)	5.25%	08/01/22	1,000	1,001,530

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/23	2,000	2,146,840

Illinois (State of) Finance Authority (The Landing at Plymouth Place); Series 2005 A, RB	5.25%	05/15/14	500	496,875

Illinois (State of) Municipal Electric Agency;
Series 2007 A, Power Supply System RB (INS–NATL)(c)	5.00%	02/01/13	1,065	1,107,717

Series 2007 A, Power Supply System RB (INS–NATL)(c)	5.00%	02/01/15	1,000	1,114,540

Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds(f)(g)	0.00%	12/01/21	330	263,835

Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(g)	0.00%	12/01/20	2,900	2,154,468

Pingree Grove (Village of) Special Service Area No. 1 (Cambridge Lakes); Series 2005-1, Special Tax RB	5.25%	03/01/15	524	519,331

Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.25%	06/01/21	3,000	3,441,240

Round Lake Beach (Village of); Series 2003, Tax Increment Allocation RB	4.65%	12/15/13	315	315,479

University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/26	3,425	3,906,349

				50,893,939

Indiana–5.46%
Carmel (City of) Redevelopment Authority; Series 2006, RB (INS–NATL)(c)	5.00%	07/01/22	1,000	1,103,460

Crown Point (City of) (Wittenberg Village); Series 2009 C-1, TEMPS-80sm Economic Development RB	7.25%	11/15/14	295	295,531

Hobart Building Corp.; Series 2006, First Mortgage RB (INS–NATL)(c)	5.50%	07/15/13	830	885,975

Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	545,000

Indiana (State of) Finance Authority (Indianapolis Power & Light Co.); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	2,000	2,209,740

Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB (INS–AGM)(c)	5.25%	11/01/24	365	408,391

Series 2006 E, Ref. Health System RB (INS–AGM)(c)	5.25%	11/01/25	200	222,434

Series 2006 E, Ref. Health System RB (INS–AGM)(c)	5.25%	11/01/26	175	193,671

Indiana (State of) Finance Authority; Series 1993 A, Highway CAB RB (INS–AMBAC)(c)(g)	0.00%	12/01/16	1,695	1,576,638

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.25%	01/01/24	500	573,900

Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(d)	5.10%	01/15/17	760	868,308

Merrillville Multi-School Building Corp.;
Series 2008, First Mortgage RB	5.00%	01/15/17	1,260	1,462,923

Series 2008, First Mortgage RB	5.00%	07/15/17	1,285	1,509,027

Michigan City Area-Wide School Building Corp.;
Series 2002, First Mortgage CAB RB (INS–NATL)(c)(g)	0.00%	01/15/17	2,000	1,829,060

Series 2002, First Mortgage CAB RB (INS–NATL)(c)(g)	0.00%	01/15/18	3,000	2,647,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Noblesville High School Building Corp.;
Series 1993, First Mortgage CAB RB (INS–AMBAC)(c)(g)	0.00%	02/15/19	$1,850	$1,523,290

Series 2007, Ref. First Mortgage RB (INS–AMBAC)(c)	5.00%	07/10/13	2,475	2,629,094

North Side High School Building Corp.; Series 2003, First Mortgage RB (INS–AGM)(c)	5.25%	07/15/13	2,910	3,110,819

Northwest Allen School Building Corp.;
Series 2008, First Mortgage RB (INS–AGM)(c)	5.00%	07/15/16	1,395	1,610,583

Series 2008, First Mortgage RB (INS–AGM)(c)	5.00%	07/15/19	3,200	3,697,344

St. Joseph (County of) (Holy Cross Village at Notre Dame); Series 2006 A, Economic Development RB	5.75%	05/15/13	400	407,240

				29,309,448

Iowa–2.22%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	5.63%	06/01/23	1,000	1,100,110

Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.50%	06/15/30	2,255	2,472,450

Coralville (City of); Series 2006 D, COP	5.25%	06/01/22	500	545,525

Iowa (State of) Finance Authority (Drake University); Series 2007, Private University RB (INS–AGC)(c)	5.00%	04/01/13	1,210	1,255,157

Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(c)	5.00%	02/15/19	1,000	1,189,240

Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(d)	5.50%	12/01/25	5,000	5,378,650

				11,941,132

Kansas–1.11%
Harvey County Unified School District No. 373 (Newton); Series 2007, Ref. & Improvement Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	09/01/19	2,630	3,124,046

Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/23	1,000	1,197,160

Kansas (State of) Development Finance Authority (Hays Medical Center Inc.); Series 2005 L, Health Facilities RB	5.25%	11/15/16	500	562,465

Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/31	1,000	1,060,540

				5,944,211

Kentucky–1.28%
Kentucky (State of) Asset/Liability Commission (Federal Highway Trust Fund First Series); Series 2007, RN (INS–NATL)(c)	5.00%	09/01/14	1,800	2,000,232

Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.00%	08/15/18	1,000	1,193,950

Series 2009 A, Hospital RB	5.38%	08/15/24	1,000	1,152,810

Kentucky Housing Corp.; Series 2008 A, RB(d)	5.00%	01/01/23	310	324,679

Louisville & Jefferson (County of) Regional Airport Authority; Series 2003 C, Airport Systems RB (INS–AGM)(c)(d)	5.50%	07/01/17	1,000	1,047,750

Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(c)	5.00%	10/01/25	1,000	1,136,200

				6,855,621

Louisiana–1.54%
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	593	237,164

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Bossier City Public Improvement);
Series 2007, RB (INS–AMBAC)(c)	5.00%	11/01/13	1,320	1,407,714

Series 2007, RB (INS–AMBAC)(c)	5.00%	11/01/15	1,200	1,361,832

Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(c)	5.00%	06/01/20	1,000	1,078,010

Series 2009 C-1, Assessment RB (INS–AGC)(c)	5.88%	06/01/23	1,000	1,152,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(c)	5.00%	01/01/18	$1,235	$1,404,961

Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(c)	5.00%	01/01/19	500	570,855

Rapides (Parish of) Finance Authority (Cleco Power LLC); Series 2007, RB(a)(b)(d)	5.25%	03/01/13	1,000	1,033,310

				8,246,376

Maryland–2.70%
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/26	3,500	4,030,670

Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	5.50%	01/01/22	1,000	1,142,290

Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB	6.00%	07/01/23	335	412,318

Series 2011, RB	6.00%	07/01/25	200	242,548

Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group); Series 2008 B, RB(a)(b)	5.00%	05/15/15	500	563,430

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.25%	01/01/23	250	265,248

Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/20	3,000	3,739,830

Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.13%	06/01/20	2,250	2,405,452

Maryland Economic Development Corp. (University of Maryland College Park);
Series 2003, Student Housing RB(f)	5.75%	06/01/13	625	668,487

Series 2006, Ref. Student Housing RB (INS–AGC)(c)	5.00%	06/01/13	1,000	1,039,430

				14,509,703

Massachusetts–0.92%
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/25	650	704,984

Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(a)(b)	5.75%	05/01/19	1,500	1,767,420

Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(i)	5.85%	01/15/18	300	2,991

Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	6.70%	04/15/21	500	564,950

Massachusetts (State of) Development Finance Agency (The Groves in Lincoln); Series 2009 B-2, Senior Living Facility RB	6.25%	06/01/14	215	215,006

Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 1998 A, RB (INS–AMBAC)(c)	4.80%	07/01/12	1,665	1,669,895

				4,925,246

Michigan–4.09%
Brandon School District;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/16	1,425	1,653,656

Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/18	1,410	1,683,878

Dearborn School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	05/01/16	2,480	2,877,941

Greenville Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/16	1,410	1,636,249

Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/18	1,235	1,474,886

Kent (County of) Hospital Finance Authority (Spectrum Health System); Series 2008 A, RB(a)(b)	5.50%	01/15/15	1,000	1,128,850

Lansing (City of) Board of Water & Light; Series 2008 A, Water Supply, Steam, Chilled Water & Electric Utility System RB	5.00%	07/01/24	1,000	1,118,310

Michigan (State of) Strategic Fund (The Dow Chemical Co.); Series 2003 A-1, Ref. Limited Obligation RB(a)(b)(d)	6.75%	06/02/14	2,000	2,233,180

Traverse City Area Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/17	2,300	2,740,703

Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/18	2,280	2,736,205

Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	05/01/19	2,260	2,663,139

				21,946,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–0.64%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB	6.38%	11/15/23	$500	$595,195

Minnesota (State of) Tobacco Securitization Authority; Series 2011 B, Tobacco Settlement RB	5.25%	03/01/31	2,595	2,827,901

				3,423,096

Mississippi–0.19%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	1,000	1,003,000

Missouri–4.68%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.00%	06/01/21	525	589,853

Fenton (City of) (Gravois Bluffs Redevelopment); Series 2006, Ref. Tax Increment Allocation RB	5.00%	04/01/13	500	517,745

Ferguson (City of) (Crossing at Halls Ferrry); Series 2005, Ref. Tax Increment Allocation RB	5.50%	04/01/14	610	625,677

Kansas City (City of) (Shoal Creek Parkway); Series 2011, Tax Increment Allocation RB	5.00%	06/01/21	930	961,220

Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/23	1,000	1,219,110

Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/24	2,000	2,409,940

Series 2011 A, Ref. RB	5.50%	09/01/28	2,000	2,336,060

Kansas City (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	6.00%	03/01/16	1,175	1,213,904

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2010 C-1, TEMPS-75sm Retirement Community RB	7.50%	11/15/16	1,000	1,012,520

Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	5,250	5,527,095

Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	190	192,692

Missouri (State of) Environmental Improvement & Energy Resources Authority (Kansas City Power & Light Co.); Series 2008, RB(a)(b)(d)	4.90%	07/01/13	1,500	1,562,940

Missouri (State of) Health & Educational Facilities Authority (Washington University); Series 2004 B, VRD RB(j)	0.13%	02/15/34	3,450	3,450,000

Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.00%	12/01/16	500	562,340

St. Charles (City of); Series 2003 B, COP(a)(f)	5.50%	05/01/13	2,000	2,121,480

St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2007 A, Senior Living Facilities RB	5.25%	09/01/17	250	268,268

St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/22	540	534,665

				25,105,509

Nebraska–0.45%
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(c)	5.13%	04/01/23	560	661,920

University of Nebraska Facilities Corp.; Series 2006, Deferred Maintenance RB (INS–AMBAC)(c)	5.00%	07/15/17	1,500	1,769,070

				2,430,990

Nevada–1.44%
Director of the State of Nevada Department of Business & Industry (Republic Services, Inc.); Series 2003, Solid Waste Disposal RB(a)(b)(d)(e)	5.63%	06/01/18	1,100	1,244,276

Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	1,800	2,033,604

Las Vegas (City of) Redevelopment Agency;
Series 2009 A, Tax Increment Allocation RB	6.25%	06/15/16	1,475	1,692,356

Series 2009 A, Tax Increment Allocation RB	7.00%	06/15/20	1,000	1,212,060

Washoe County School District; Series 2008 A, School Improvement Limited Tax GO Bonds	4.75%	06/01/26	1,405	1,536,761

				7,719,057

New Hampshire–0.21%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	1,000	1,128,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–1.75%
Monmouth (County of) Improvement Authority;
Series 2007, Governmental Loan RB (INS–AMBAC)(c)	5.00%	12/01/16	$1,010	$1,131,665

Series 2007, Governmental Loan RB (INS–AMBAC)(c)	5.00%	12/01/17	2,000	2,265,720

New Jersey (State of) Economic Development Authority (Presbyterian Home at Montgomery); Series 2001 A, First Mortgage RB	6.25%	11/01/20	500	494,520

New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/25	1,500	1,690,935

Series 2011, Ref. RB	5.00%	07/01/27	2,000	2,235,260

New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.) Series 2004 A, Ref. RB(f)	5.25%	07/01/20	1,000	1,268,670

New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	5.75%	07/01/15	300	317,874

				9,404,644

New Mexico–1.66%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(a)(b)	5.20%	06/01/20	1,700	1,807,933

Jicarilla Apache Nation; Series 2003 A, RB(e)	5.50%	09/01/23	1,000	1,047,180

New Mexico (State of) Finance Authority;
Series 2006 B, Sr. Lien Public Revolving Fund RB (INS–NATL)(c)	5.00%	06/01/17	1,310	1,536,551

Series 2007 C, Sub. Lien Public Revolving Fund RB (INS–NATL)(c)	5.00%	06/15/13	1,000	1,061,050

Series 2007 C, Sub. Lien Public Revolving Fund RB (INS–NATL)(c)	5.00%	06/15/14	1,200	1,326,492

New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/19	910	981,435

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB	6.00%	08/01/23	1,000	1,174,990

				8,935,631

New York–2.91%
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 A, Civic Facility RB	5.75%	11/15/22	500	566,015

Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	5.75%	07/15/17	1,000	1,142,000

Series 2009, PILOT RB	5.75%	07/15/19	1,000	1,151,460

Long Island Power Authority; Series 2003 C, Electric System General RB(a)(f)	5.50%	09/01/13	1,000	1,079,290

Madison (County of) Industrial Development Agency (Oneida Health Systems, Inc.); Series 2007, Civic Facility RB	4.50%	02/01/17	140	145,046

Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.75%	07/01/18	1,000	1,247,830

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement Community RB	5.88%	01/01/18	1,125	1,026,788

New York (City of) Industrial Development Agency (7 World Trade Center, LLC); Series 2005 A, Liberty RB	6.25%	03/01/15	1,500	1,503,960

New York (City of) Industrial Development Agency (Queens Baseball Stadium);
Series 2009, PILOT RB (INS–AGC)(c)	5.00%	01/01/18	200	226,826

Series 2009, PILOT RB (INS–AGC)(c)	5.00%	01/01/19	200	227,538

New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB(h)	5.00%	01/15/21	1,000	1,188,320

New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/21	2,000	2,264,800

Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds(f)	6.90%	03/01/20	5	5,014

Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, RB(a)(b)(d)(e)	6.63%	10/01/13	1,000	1,010,980

Suffolk (County of) Industrial Development Agency (New York Institute Technology);
Series 2000 A, Ref. Civic Facility RB	5.00%	03/01/26	1,300	1,341,561

Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/21	1,425	1,508,248

				15,635,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Carolina–0.84%
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB	6.75%	01/01/24	$1,000	$1,250,960

Series 2008 C, Power System RB (INS–AGC)(c)	6.00%	01/01/19	1,250	1,445,525

North Carolina (State of) Medical Care Commission (Salemtowne); Series 2006, Ref. First Mortgage Health Care Facilities RB	5.00%	10/01/15	500	509,175

North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.30%	10/01/19	250	250,585

North Carolina (State of) Municipal Power Agency No. 1; Series 2003 A, Catawba Electric RB (INS–NATL)(c)	5.25%	01/01/19	1,000	1,038,890

				4,495,135

North Dakota–0.37%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.00%	12/01/16	500	502,340

North Dakota (State of) Public Finance Authority (State Revolving Fund Program); Series 2008 A, RB	5.50%	10/01/19	1,195	1,505,772

				2,008,112

Ohio–2.88%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	500	440,285

American Municipal Power-Ohio Inc. (Hydroelectric); Series 2009 C, RB	5.25%	02/15/19	1,175	1,397,521

Athens (County of) (O’Bleness Memorial Hospital); Series 2003 A, Ref. & Improvement Hospital Facilities RB	6.25%	11/15/13	220	226,640

Cleveland (City of) (Bridges & Roadways Improvements); Series 2008 B, Sub. Lien Income Tax RB (INS–AGC)(c)	5.00%	10/01/25	1,555	1,742,300

Cleveland (City of) (Cleveland Stadium); Series 2004, Ref. RB (INS–AMBAC)(c)	5.13%	12/01/20	1,370	1,474,778

Cleveland (City of); Series 2012 A, Ref. Airport System RB	5.00%	01/01/27	2,750	2,991,560

Montgomery (County of) (Miami Valley Hospital); Series 2009 B, RB(a)(b)	5.25%	11/15/14	1,000	1,097,360

Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/20	1,000	1,025,020

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	2,000	2,293,500

Ohio (State of) Municipal Electric Generation Agency (Joint Venture 5); Series 2004, Ref. Beneficial Interest Ctfs. (INS–AMBAC)(c)	5.00%	02/15/21	750	787,957

Ohio (State of) Water Development Authority (Allied Waste North America, Inc.); Series 2007 A, Solid Waste RB(d)	5.15%	07/15/15	1,000	1,013,330

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(a)(b)	5.88%	06/01/16	865	985,278

				15,475,529

Oklahoma–0.41%
Chickasawa Nation; Series 2007, Health System RB(e)	5.38%	12/01/17	325	351,237

Tulsa (City of) Airports Improvement Trust; Series 2009 A, General RB	5.38%	06/01/24	1,750	1,871,625

				2,222,862

Oregon–0.44%
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/27	2,000	2,345,680

Pennsylvania–3.91%
Allegheny (County of) Airport Authority (Pittsburgh International Airport); Series 2010 A, Airport RB (INS–AGM)(c)(d)	5.00%	01/01/16	1,000	1,096,120

Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2008 A, RB	5.00%	09/01/18	3,000	3,622,050

Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/21	500	513,375

Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.10%	07/01/14	125	129,431

Delaware (County of) Authority (Elwyn); Series 2010, RB	5.00%	06/01/20	1,980	2,074,802

Girard School District;
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(g)	0.00%	10/01/18	700	595,770

Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(g)	0.00%	10/01/19	250	204,880

Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.00%	01/01/17	500	560,620

Montour School District; Series 1993 B, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(g)	0.00%	01/01/13	300	295,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Penn Hills Municipality;
Series 1995 B, Unlimited Tax CAB GO Bonds(f)(g)	0.00%	06/01/12	$1,615	$1,602,435

Series 1995 B, Unlimited Tax CAB GO Bonds(g)	0.00%	12/01/13	210	196,835

Pennsylvania (State of) Economic Development Financing Authority (Exelon Generation Co., LLC); Series 2009 A, Ref. Exempt Facilities RB(a)(b)	5.00%	06/01/12	2,000	2,021,480

Pennsylvania (State of) Finance Authority (Aliquippa School District); Series 1994, RB(g)	0.00%	06/01/12	685	682,603

Philadelphia (City of) Industrial Development Authority (One Benjamin Franklin Parkway); Series 2007 C, Ref. Lease RB (INS–AGM)(c)	5.00%	02/15/15	2,150	2,415,267

Philadelphia (City of) Redevelopment Authority (Neighborhood Transformation); Series 2002 A, RB (INS–NATL)(c)	5.50%	04/15/16	2,000	2,012,440

Philadelphia (City of); Eighteenth Series 2004, Gas Works RB (INS–AGC)(c)	5.25%	08/01/18	750	806,213

Pittsburgh (City of) Water & Sewer Authority; Series 2007 A, Ref. First Lien RB (INS–AGM)(c)	5.00%	09/01/13	1,000	1,059,280

Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.00%	11/01/25	1,000	1,115,400

				21,004,831

Puerto Rico–1.01%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, Sr. Lien RB	5.25%	07/01/24	5,000	5,447,300

South Carolina–1.20%
Georgetown (County of) (International Paper Co.); Series 2000 A, Ref. Environmental Improvement RB	5.95%	03/15/14	1,000	1,078,830

Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/24	1,000	1,109,460

Series 2009 A-4, Ref. Electric RB	5.00%	01/01/21	2,000	2,340,680

Richland (County of) (International Paper Co.); Series 2003 A, Ref. Environmental Improvement RB(d)	6.10%	04/01/23	725	746,801

South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(c)	5.00%	02/01/19	1,000	1,177,170

				6,452,941

South Dakota–0.11%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB	5.00%	09/01/22	500	566,235

Tennessee–0.76%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. RB	5.00%	10/01/15	220	230,124

Franklin Special School District; Series 1999, Limited Tax CAB GO Bonds (INS–AGM)(c)(g)	0.00%	06/01/15	700	681,044

Memphis (City of) & Shelby (County of) Sports Authority, Inc. (Memphis Arena); Series 2007 C, Ref. RB (INS–NATL)(c)	5.00%	11/01/13	1,410	1,497,237

Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Health); Series 2008 C, RB	5.25%	06/01/18	1,000	1,179,350

Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2006 A, RB	5.25%	09/01/16	500	514,730

				4,102,485

Texas–9.39%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(d)	4.85%	04/01/21	1,000	1,072,340

Amarillo (City of); Series 2007, Combination Limited Tax GO Ctfs. (INS–NATL)(c)	5.00%	05/15/13	1,020	1,078,007

Austin (City of); Series 2009, Water & Wastewater System RB	5.00%	11/15/24	1,500	1,782,405

Bexar (County of); Series 2007, Combination Flood Control Limited Tax GO Ctfs. (INS–AGM)(c)	5.00%	06/15/14	1,330	1,471,818

Brownsville (City of); Series 2008 A, Ref. Utilities System RB (INS–AGM)(c)	5.00%	09/01/23	1,240	1,414,270

Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/23	1,670	1,837,969

Series 2005 A, RB	5.50%	04/01/25	1,610	1,744,177

Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(c)	5.00%	08/15/18	1,500	1,755,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	$170	$177,540

Dallas-Fort Worth International Airport Facilities Improvement Corp.;
Series 2002 C, Joint Improvement RB(d)(f)	5.75%	11/01/18	425	426,585

Series 2002 C, Joint Improvement RB(d)(f)	6.00%	11/01/23	425	426,679

Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/25	2,355	2,639,931

Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/26	2,475	2,752,645

Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.00%	12/01/27	500	606,955

Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(c)	5.25%	11/15/24	1,950	2,226,393

Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	2,500	2,719,350

HFDC of Central Texas, Inc. (Sears Tyler Methodist); Series 2009 B, RB	6.38%	11/15/19	125	122,700

Hidalgo County Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/13	500	517,440

Series 2005, Hospital RB	5.00%	08/15/19	350	359,894

Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/23	500	515,595

Houston (City of);
Series 2007 A, Ref. Public Improvement Limited Tax GO Bonds (INS–NATL)(c)	5.00%	03/01/16	1,000	1,173,970

Series 2007 B, Ref. First Lien Combined Utility System RB (INS–NATL)(c)	5.00%	11/15/13	1,000	1,081,460

Series 2011 A, Ref. Sub Lien Airport System RB(d)	5.00%	07/01/25	1,000	1,104,730

Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB	5.88%	05/15/21	1,000	1,091,640

Lubbock (City of); Series 2007 A, Waterworks System Surplus Limited Tax GO Ctfs. (INS–AGM)(c)	5.00%	02/15/14	1,355	1,479,010

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2007, RB	5.13%	02/15/22	250	252,008

Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facility RB	5.00%	02/15/15	645	672,000

Mission Economic Development Corp. (Allied Waste N.A. Inc.); Series 2007 A, Solid Waste Disposal RB(d)	5.20%	04/01/18	400	400,900

Mission Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(a)(b)(d)	6.00%	08/01/13	500	533,650

North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB	6.00%	01/01/23	1,000	1,189,310

Series 2008 L-2, Ref. First Tier System RB(a)(b)	6.00%	01/01/13	1,000	1,045,240

Sam Rayburn Municipal Power Agency; Series 2002 A, Ref. RB	6.00%	10/01/21	650	662,129

Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System); Series 2009, Ref. Hospital RB	5.75%	11/15/24	1,000	1,174,290

Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.00%	11/15/17	500	558,925

Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2009 B-2, Retirement Facility RB	6.50%	02/15/14	555	555,344

Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS–AGC)(c)	5.75%	07/01/18	1,875	2,050,856

Tarrant County Cultural Education Facilities Finance Corp. (Mirador); Series 2010 B-1, TEMPS-75sm Retirement Facility RB	7.25%	11/15/16	2,800	2,800,924

Texas (State of) Transportation Commission; Series 2006 A, First Tier RB	5.00%	04/01/20	2,000	2,318,060

Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, First Tier CAB RB (INS–AMBAC)(c)(g)	0.00%	08/15/18	5,700	4,639,401

				50,432,440

Utah–0.78%
Intermountain Power Agency; Series 1993 A, Ref. Power Supply CAB RB(f)(g)	0.00%	07/01/17	1,750	1,509,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utah–(continued)

University of Utah;
Series 2007, COP (INS–AMBAC)(c)	5.00%	12/01/12	$1,545	$1,600,620

Series 2007, COP (INS–AMBAC)(c)	5.00%	12/01/13	1,000	1,080,810

				4,191,120

Virgin Islands–0.73%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diago); Series 2009 A, Sub. RB	6.00%	10/01/14	500	545,635

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/17	1,000	1,122,970

Virgin Islands (Government of) Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/19	2,000	2,250,120

				3,918,725

Virginia–0.80%
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 2009 A, Health Care RB	5.13%	05/15/24	1,000	1,166,810

Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(e)	8.00%	07/01/19	1,000	1,059,430

Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/19	1,000	1,140,270

White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	871	923,521

				4,290,031

Washington–3.45%
Camas School District No. 117; Series 2007, Unlimited Tax GO Bonds (INS–AGM)(c)	5.00%	12/01/13	1,500	1,622,040

Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(d)	5.50%	07/01/25	1,000	1,191,930

Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB	5.00%	01/01/23	1,000	1,129,060

FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/26	2,000	2,278,500

Kalispel Tribe of Indians; Series 2008, RB	6.20%	01/01/16	150	144,094

Seattle (City of);
Series 2007, Ref. Solid Waste RB	5.00%	02/01/18	1,795	2,109,915

Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	1,725	2,138,293

Tes Properties; Series 2009, RB	5.00%	12/01/24	1,000	1,132,910

Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.13%	10/01/24	1,500	1,625,280

Washington (State of);
Series 2004 A, Unlimited Tax GO Bonds(a)(f)	5.00%	07/01/14	3,000	3,326,520

Series 2005 C, Motor Vehicle Fuel Unlimited Tax CAB GO Bonds (INS–AMBAC)(c)(g)	0.00%	06/01/16	1,885	1,810,184

				18,508,726

West Virginia–0.14%
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.63%	06/01/22	250	257,005

West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/20	500	505,655

				762,660

Wisconsin–1.68%
Badger Tobacco Asset Securitization Corp.; Series 2002, Asset-Backed RB(a)(f)	6.13%	06/01/12	460	466,997

Milwaukee (County of);
Series 2010 B, Ref. Airport RB(d)	5.00%	12/01/22	1,250	1,386,350

Series 2010 B, Ref. Airport RB(d)	5.00%	12/01/23	1,000	1,097,210

Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(d)	5.38%	11/01/21	1,370	1,491,492

Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.);
Series 2009 B, RB(a)(b)	4.75%	08/15/14	1,000	1,073,150

Series 2009 B, RB(a)(b)	5.13%	08/15/16	1,000	1,126,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin (State of) Health & Educational Facilities Authority (Beaver Dam Community Hospital, Inc.); Series 2004 A, RB	5.50%	08/15/14	$385	$385,404

Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(d)	5.30%	09/01/23	1,875	1,996,762

				9,023,625

Wyoming–0.21%
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/25	1,000	1,142,700

TOTAL INVESTMENTS(k)–101.01% (Cost $497,300,982)				542,300,025

FLOATING RATE NOTE OBLIGATIONS–(1.09%)
Notes with interest rates ranging from 0.13% to 0.26% at 2/29/12 and contractual maturities of collateral ranging from 01/15/21 to 08/01/25 (See Note 1K)(l)				(5,855,000)

OTHER ASSETS LESS LIABILITIES–0.08%				451,949

NET ASSETS–100.00%				$536,896,974

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Security subject to the alternative minimum tax.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $6,526,436, which represented 1.22% of the Fund’s Net Assets.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount.
(h)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $247,542, which represented 0.05% of the Fund’s Net Assets.
(j)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	10.7%

Assured Guaranty Municipal Corp.	9.6

American Municipal Bond Assurance Corp.	9.0

Assured Guaranty Corp.	5.5

(l)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 29, 2012. At February 29, 2012, the Fund’s investments with a value of $10,259,791 are held by Dealer Trusts and serve as collateral for the $5,855,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $497,300,982)	$542,300,025

Receivable for:
Investments sold	553,000

Fund shares sold	1,208,009

Interest	6,301,127

Fund expenses absorbed	23,843

Investment for trustee deferred compensation and retirement plans	11,745

Other assets	16,380

Total assets	550,414,129

Liabilities:
Floating rate note obligations	5,855,000

Payable for:
Fund shares reacquired	975,943

Amount due custodian	5,934,259

Dividends	479,552

Accrued fees to affiliates	171,599

Accrued other operating expenses	71,406

Trustee deferred compensation and retirement plans	29,396

Total liabilities	13,517,155

Net assets applicable to shares outstanding	$536,896,974

Net assets consist of:
Shares of beneficial interest	$573,367,376

Undistributed net investment income	1,329,720

Undistributed net realized gain (loss)	(82,799,165)

Unrealized appreciation	44,999,043

$536,896,974

Net Assets:
Class A	$318,219,037

Class B	$11,357,594

Class C	$71,438,528

Class Y	$135,881,815

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	28,405,227

Class B	993,915

Class C	6,385,952

Class Y	12,140,195

Class A:
Net asset value per share	$11.20

Maximum offering price per share
(Net asset value of $11.20 divided by 95.25%)	$11.76

Class B:
Net asset value and offering price per share	$11.43

Class C:
Net asset value and offering price per share	$11.19

Class Y:
Net asset value and offering price per share	$11.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$21,828,895

Expenses:
Advisory fees	2,310,996

Administrative services fees	136,306

Custodian fees	18,026

Distribution fees:
Class A	705,964

Class B	49,576

Class C	607,144

Interest, facilities and maintenance fees	53,757

Transfer agent fees	218,833

Trustees’ and officers’ fees and benefits	37,282

Other	181,601

Total expenses	4,319,485

Less: Fees waived and expense offset arrangement(s)	(579,840)

Net expenses	3,739,645

Net investment income	18,089,250

Realized and unrealized gain from:
Net realized gain from investment securities	765,006

Change in net unrealized appreciation of investment securities	24,961,805

Net realized and unrealized gain	25,726,811

Net increase in net assets resulting from operations	$43,816,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Changes of Net Assets

For the year ended February 29, 2012, for the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010

		Five months
	Year ended	ended	Year ended
	February 29,	February 28,	September 30,
	2012	2011	2010

Operations:
Net investment income	$18,089,250	$5,436,970	$12,515,276

Net realized gain (loss)	765,006	(442,664)	469,341

Change in net unrealized appreciation (depreciation)	24,961,805	(14,496,218)	7,050,146

Net increase (decrease) in net assets resulting from operations	43,816,061	(9,501,912)	20,034,763

Distributions to shareholders from net investment income:
Class A	(11,034,691)	(3,980,039)	(9,748,647)

Class B	(395,903)	(196,695)	(471,679)

Class C	(1,919,281)	(783,642)	(1,630,279)

Class Y	(4,453,927)	(217,686)	(326,758)

Total distributions from net investment income	(17,803,802)	(5,178,062)	(12,177,363)

Share transactions-net:
Class A	79,809,222	(37,670,086)	39,837,314

Class B	(2,466,495)	(2,612,170)	2,341,908

Class C	12,798,156	(3,958,915)	21,238,149

Class Y	116,256,621	5,274,913	2,557,394

Net increase (decrease) in net assets resulting from share transactions	206,397,504	(38,966,258)	65,974,765

Net increase (decrease) in net assets	232,409,763	(53,646,232)	73,832,165

Net assets:
Beginning of year	304,487,211	358,133,443	284,301,278

End of year (includes undistributed net investment income of $1,329,720, $832,926 and $579,262, respectively)	$536,896,974	$304,487,211	$358,133,443

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size

25        Invesco Van Kampen Intermediate Term Municipal Income Fund

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

26        Invesco Van Kampen Intermediate Term Municipal Income Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.50%

Over $500 million	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.75%, 1.50, 1.50% and 0.50% of average daily net assets, respectively. Prior to June 6, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses

27        Invesco Van Kampen Intermediate Term Municipal Income Fund

are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  In addition, the Adviser has contractually agreed through at least June 30, 2012, to waive advisory fees equal to 0.10% of the Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $579,698.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $82,935 in front-end sales commissions from the sale of Class A shares and $20,203, $14,666 and $7,000 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal obligations	$—	$542,300,025	$—	$542,300,025

28        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $142.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,289 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statements of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 29, 2012 were $5,246,923 and 1.02%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the Period October 1, 2010 to February 28, 2011 and the Year Ended September 30, 2010:

	Year ended	Five months ended	Year ended
	February 29,	February 28,	September 30,
	2012	2011	2010

Ordinary income	$—	$9	$7,295

Ordinary income — tax exempt	17,803,802	5,178,053	12,170,068

Total distributions	$17,803,802	$5,178,062	$12,177,363

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$518,134

Net unrealized appreciation — investments	45,209,338

Temporary book/tax differences	(28,158)

Post-October deferrals	(43,508)

Capital loss carryforward	(82,126,208)

Shares of beneficial interest	573,367,376

Total net assets	$536,896,974

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book/tax accretion and amortization differences and TOBs.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or

29        Invesco Van Kampen Intermediate Term Municipal Income Fund

long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $904,784 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2018	$58,984,272	$—	$58,984,272

February 28, 2019	23,141,936	—	23,141,936

	$82,126,208	$—	$82,126,208

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $66,665,239 and $49,646,322, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$46,811,138

Aggregate unrealized (depreciation) of investment securities	(1,601,800)

Net unrealized appreciation of investment securities	$45,209,338

Cost of investments for tax purposes is $497,090,687.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 29, 2012, undistributed net investment income was increased by $70,748, undistributed net realized gain (loss) was increased by $40,534,522 and shares of beneficial interest was decreased by $40,605,270. Further, as a result of tax deferrals acquired in the reorganization of Invesco Municipal Fund into the Fund, undistributed net investment income was increased by $140,598, undistributed net realized gain (loss) was decreased by $123,208,479 and shares of beneficial interest was increased by $123,067,881. These reclassifications had no effect on the net assets of the Fund.

30        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Five months ended		Year ended
	February 29, 2012(a)		February 28, 2011		September 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	7,510,640	$81,698,620	2,504,602	$26,806,987	10,277,221	$110,446,249

Class B	123,449	1,362,027	67,652	739,203	592,419	6,463,394

Class C	2,145,656	23,348,776	628,986	6,717,693	2,963,393	31,775,657

Class Y	1,535,817	16,937,716	835,597	8,980,902	458,457	4,925,585

Issued as reinvestment of dividends:
Class A	675,831	7,360,952	306,167	3,269,283	771,076	8,299,496

Class B	24,661	272,711	14,353	155,537	34,155	373,544

Class C	122,871	1,335,319	56,407	601,070	118,971	1,280,132

Class Y	334,663	3,657,203	11,905	126,471	14,257	153,824

Issued in connection with acquisitions:(b)
Class A	6,150,478	66,243,030	—	—	—	—

Class B	1,608	17,575	—	—	—	—

Class C	55,039	591,735	—	—	—	—

Class Y	13,698,418	147,344,953	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	207,501	2,238,021	108,821	1,159,680	127,482	1,384,033

Class B	(204,656)	(2,238,021)	(107,137)	(1,159,680)	(125,572)	(1,384,033)

Reacquired:
Class A	(7,160,404)	(77,731,401)	(6,441,832)	(68,906,036)	(7,478,946)	(80,292,464)

Class B	(170,252)	(1,880,787)	(216,134)	(2,347,230)	(285,541)	(3,110,997)

Class C	(1,155,543)	(12,477,674)	(1,063,047)	(11,277,678)	(1,100,898)	(11,817,640)

Class Y	(4,762,962)	(51,683,251)	(362,274)	(3,832,460)	(235,118)	(2,522,015)

Net increase (decrease) in share activity	19,132,815	$206,397,504	(3,655,934)	$(38,966,258)	6,131,356	$65,974,765

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all of the net assets of Invesco Municipal Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 19,905,543 shares of the Fund for 18,432,605 outstanding shares of the Target Fund as of the close of business on June 3, 2011. Class A, Class B, Class C and Class Y shares of the Target Fund were exchanged for Class A, Class B, Class C and Class Y shares of the Fund, respectively, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. The Target Fund’s net assets at that date of $214,197,293, including $11,448,974 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $309,026,482 and $523,223,775 immediately following the acquisition.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$20,221,561

Net realized/unrealized gains	29,437,381

Change in net assets resulting from operations	$49,658,942

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

31        Invesco Van Kampen Intermediate Term Municipal Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Ratio of
										Ratio of		Ratio of		expenses
			Net gains							expenses		expenses		to average net
			(losses)							to average		to average net		assets with		Ratio of net
	Net asset		on securities		Dividends					net assets		assets without		fee waivers		investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		(excluding interest,		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		facilities and		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return		(000s omitted)	absorbed		absorbed		maintenance fees)		net assets		turnover(b)

Class A
Year ended 02/29/12	$10.57	$0.43	$0.62	$1.05	$(0.42)	$11.20	10.18	%(c)	$318,219	0.76	%(d)	0.89	%(d)	0.75	%(d)	3.96	%(d)	16%
Period ended 02/28/11	11.03	0.19	(0.47)	(0.28)	(0.18)	10.57	(2.57	)(c)	222,214	0.81	(e)	0.91	(e)	0.80	(e)	4.19	(e)	4
Year ended 09/30/10	10.80	0.44	0.21	0.65	(0.42)	11.03	6.24	(c)	270,764	0.83		0.93		0.82		4.05		12
Year ended 09/30/09	10.05	0.42	0.76	1.18	(0.43)	10.80	12.16	(f)	225,086	0.93		1.03		0.90		4.16		23
Year ended 09/30/08	10.59	0.41	(0.55)	(0.14)	(0.40)	10.05	(1.42	)(f)	103,657	1.00		1.10		0.95		3.95		61
Year ended 09/30/07	10.68	0.38	(0.10)	0.28	(0.37)	10.59	2.63	(f)	81,398	0.98		1.08		0.98		3.54		11

Class B
Year ended 02/29/12	10.74	0.42	0.64	1.06	(0.37)	11.43	10.02	(c)(g)	11,358	0.93	(d)(g)	1.06	(d)(g)	0.92	(d)(g)	3.79	(d)(g)	16
Period ended 02/28/11	11.20	0.16	(0.47)	(0.31)	(0.15)	10.74	(2.81	)(c)	13,089	1.56	(e)	1.66	(e)	1.55	(e)	3.44	(e)	4
Year ended 09/30/10	10.96	0.36	0.22	0.58	(0.34)	11.20	5.46	(c)	16,362	1.58		1.68		1.57		3.30		12
Year ended 09/30/09	10.19	0.36	0.77	1.13	(0.36)	10.96	11.42	(g)(h)	13,648	1.57	(g)	1.67	(g)	1.55	(g)	3.53	(g)	23
Year ended 09/30/08	10.73	0.41	(0.56)	(0.15)	(0.39)	10.19	(1.45	)(g)(h)	10,519	1.05	(g)	1.15	(g)	1.00	(g)	3.87	(g)	61
Year ended 09/30/07	10.82	0.38	(0.10)	0.28	(0.37)	10.73	2.59	(g)(h)	11,105	0.98	(g)	1.08	(g)	0.98	(g)	3.55	(g)	11

Class C
Year ended 02/29/12	10.56	0.35	0.62	0.97	(0.34)	11.19	9.37	(c)	71,439	1.51	(d)	1.64	(d)	1.50	(d)	3.21	(d)	16
Period ended 02/28/11	11.02	0.15	(0.47)	(0.32)	(0.14)	10.56	(2.88	)(c)	55,088	1.56	(e)	1.66	(e)	1.55	(e)	3.44	(e)	4
Year ended 09/30/10	10.78	0.35	0.23	0.58	(0.34)	11.02	5.53	(c)	61,646	1.58		1.68		1.57		3.30		12
Year ended 09/30/09	10.03	0.34	0.77	1.11	(0.36)	10.78	11.35	(i)	38,649	1.68		1.78		1.66		3.41		23
Year ended 09/30/08	10.57	0.33	(0.55)	(0.22)	(0.32)	10.03	(2.17	)(i)	18,425	1.75		1.85		1.70		3.20		61
Year ended 09/30/07	10.66	0.30	(0.10)	0.20	(0.29)	10.57	1.88	(g)(i)	13,010	1.72	(g)	1.82	(g)	1.72	(g)	2.81	(g)	11

Class Y(j)
Year ended 02/29/12	10.56	0.46	0.62	1.08	(0.45)	11.19	10.45	(c)	135,882	0.51	(d)	0.64	(d)	0.50	(d)	4.21	(d)	16
Period ended 02/28/11	11.03	0.20	(0.48)	(0.28)	(0.19)	10.56	(2.56	)(c)	14,096	0.56	(e)	0.66	(e)	0.55	(e)	4.44	(e)	4
Year ended 09/30/10	10.79	0.46	0.23	0.69	(0.45)	11.03	6.56	(c)	9,361	0.58		0.68		0.57		4.30		12
Year ended 09/30/09	10.04	0.45	0.76	1.21	(0.46)	10.79	12.45	(k)	6,598	0.67		0.77		0.65		4.49		23
Year ended 09/30/08	10.59	0.45	(0.58)	(0.13)	(0.42)	10.04	(1.27	)(k)	883	0.73		0.83		0.69		4.33		61
Year ended 09/30/07	10.67	0.40	(0.09)	0.31	(0.39)	10.59	2.98	(k)	231	0.72		0.82		0.72		3.79		11

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $202,122,885 and sold of $25,268,549 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Municipal Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $282,386, $11,887, $60,714 and $107,212 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expense to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	On June 1, 2010, Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

32        Invesco Van Kampen Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

33        Invesco Van Kampen Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		Actual		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
Class A	$1,000.00	$1,047.50	$3.87	$1,021.08	$3.82	0.76%

Class B	1,000.00	1,050.30	1.53	1,023.37	1.51	0.30

Class C	1,000.00	1,043.60	7.67	1,017.35	7.57	1.51

Class Y	1,000.00	1,048.80	2.60	1,022.33	2.56	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

34        Invesco Van Kampen Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	99.69%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35        Invesco Van Kampen Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Van Kampen Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Van Kampen Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-ITMI-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen Municipal Income Fund

Nasdaq:
A: VKMMX • B: VMIBX • C: VMICX • Y: VMIIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
32	Financial Statements
34	Notes to Financial Statements
41	Financial Highlights
42	Auditor’s Report
43	Fund Expenses
44	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice-depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example-may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management-that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Van Kampen Municipal Income Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Van Kampen Municipal Income Fund posted positive returns and, at net asset value (NAV), outperformed its broad market/style-specific benchmark, the Barclays Municipal Bond Index. The Fund’s hospital sector allocation and exposure to lower quality credits contributed to this outperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.47%

Class B Shares	13.56

Class C Shares	13.58

Class Y Shares	14.76

Barclays Municipal Bond Index▼ (Broad Market/Style-Specific Index)	12.42

Source(s): ▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 80% of the Fund’s total assets in municipal securities rated investment grade by at least one nationally recognized statistical rating organization – or if not rated, securities we determine to be of comparable quality – at the time of purchase.
     Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated below investment grade. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. The Fund does not purchase securities that are in default or considered extremely speculative.
     The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax (AMT). Accordingly, the Fund may not be a suitable investment for investors who are already subject to the AMT or could become subject to it as a result of an investment in the Fund.
     From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.
     We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned 10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1

During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010, the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
      In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.
      In terms of yield curve positioning, the Fund’s overweight exposure to the intermediate part (15 to 20 years) and long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient way to manage duration, yield curve exposure and credit exposure, and they can potentially enhance yield.
      Sector performance was driven by spread tightening between lower rated and higher rated investment grade municipal securities for most of the reporting period, largely due to declining yields, increased demand and lower

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	88.4%

General Obligation Bonds	8.7

Pre-Refunded Bonds	2.9

Total Net Assets	$2.1 billion

Total Number of Holdings	668

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	Massachusetts (State of) Development Finance Agency	5.50%	11/15/36	1.2%

2.	Washington (State of)	5.00	8/1/30	1.2

3.	New York (State of) Dormitory Authority	5.00	3/15/31	1.2

4.	Houston (City of)	5.25	5/15/23	1.2

5.	South Miami (City of) Health Facilities Authority	5.00	8/15/42	0.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Van Kampen Municipal Income Fund

     tax-exempt issuance. As a result, our overweight exposure to lower quality credits contributed to Fund performance as these credits outperformed their higher quality counterparts. The Fund’s allocation to unrated bonds also contributed to relative performance.
     Our overweight exposure to hospital and higher education bonds contributed to Fund returns for the reporting period. Our underweight exposure to state general obligation bonds was the main detractor from relative performance.
     Thank you for investing in Invesco Van Kampen Municipal Income Fund and for sharing our long-term investment horizon.
1 Source: Lipper Inc.
2 Source: CBS News
3 Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. He joined Invesco in 2010. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. He joined Invesco in 2010. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
Effective March 1, 2012, after the close of the reporting period, Richard Berry and Stephen Turman left the management team.

5	Invesco Van Kampen Municipal Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco Van Kampen Municipal Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

			After Taxes
			on Distributions
	Before	After Taxes on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (8/1/90)	5.15%	5.13%	5.17%

10 Years	3.84	3.83	3.94

5 Years	2.57	2.57	2.86

1 Year	8.99	8.99	7.53

Class B Shares

Inception (8/24/92)	4.43%	4.41%	4.46%

10 Years	3.72	3.71	3.77

5 Years	2.45	2.45	2.68

1 Year	8.56	8.56	7.05

Class C Shares

Inception (8/13/93)	3.63%	3.62%	3.70%

10 Years	3.56	3.56	3.62

5 Years	2.79	2.79	2.97

1 Year	12.58	12.58	9.66

Class Y Shares

Inception (8/12/05)	4.19%	4.19%	4.30%

5 Years	3.82	3.82	3.98

1 Year	14.76	14.76	11.45

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

			After Taxes
			on Distributions
	Before	After Taxes on	and Sale of
	Taxes	Distributions	Fund Shares
Class A Shares

Inception (8/1/90)	5.03%	5.01%	5.07%

10 Years	3.78	3.77	3.90

5 Years	2.06	2.05	2.43

1 Year	5.65	5.65	5.37

Class B Shares

Inception (8/24/92)	4.29%	4.27%	4.35%

10 Years	3.66	3.66	3.73

5 Years	1.95	1.95	2.26

1 Year	5.11	5.11	4.83

Class C Shares

Inception (8/13/93)	3.48%	3.47%	3.58%

10 Years	3.51	3.50	3.58

5 Years	2.27	2.27	2.53

1 Year	9.04	9.04	7.38

Class Y Shares

Inception (8/12/05)	3.77%	3.76%	3.94%

5 Years	3.31	3.31	3.56

1 Year	11.28	11.28	9.21

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.89%, 1.64%, 1.64% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7                   Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investing in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Derivative instruments risk. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions;
risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.
■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMMX
Class B Shares	VMIBX
Class C Shares	VMICX
Class Y Shares	VMIIX

8	Invesco Van Kampen Municipal Income Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–107.20%
Alabama–0.89%
Birmingham (City of) Water Works Board; Series 2004 A, Water & Sewer RB (INS–NATL)(a)	5.00%	01/01/21	$1,095	$1,176,370

Courtland (City of) Industrial Development Board (International Paper Co.); Series 2005 A, Ref. Solid Waste Disposal RB(b)	5.20%	06/01/25	2,500	2,555,700

Health Care Authority for Baptist Health (The); Series 2009 A, RB(c)(d)	6.13%	05/15/12	2,000	2,018,640

Houston (County of) Health Care Authority; Series 2006 A, RB (INS–AMBAC)(a)	5.25%	10/01/30	3,670	3,728,720

Huntsville (City of)–Redstone Village Special Care Facilities Financing Authority; Series 2007, Retirement Facility RB	5.50%	01/01/43	900	733,041

Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/20	3	—

Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/33	4,100	4,505,080

University of Alabama Board of Trustees; Series 2008 A, Hospital RB	5.75%	09/01/22	3,000	3,480,840

				18,198,391

Alaska–1.25%
Alaska (State of) Industrial Development & Export Authority (Lake Dorothy Hydroelectric); Series 2006, RB (INS–AMBAC)(a)(b)	5.00%	12/01/35	1,970	1,872,643

Alaska (State of) International Airports System;
Series 2006 B, Ref. RB (INS–NATL)(a)	5.00%	10/01/24	6,525	7,108,726

Series 2006 D, Ref. RB (INS–NATL)(a)	5.00%	10/01/24	9,570	10,426,132

Alaska (State of) Municipal Bond Bank Authority; Series 2009 1, RB	5.75%	09/01/33	200	228,164

Matanuska-Susitna (Borough of) (Goose Creek Correctional Center); Series 2009, Lease RB (INS–AGC)(a)	6.00%	09/01/28	5,000	6,029,350

				25,665,015

Arizona–2.85%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2008 D, RB (INS–BHAC)(a)	5.50%	01/01/38	5,000	5,404,400

Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/39	5,000	5,353,500

Arizona (State of);
Series 2008 A, COP (INS–AGM)(a)	5.00%	09/01/24	2,375	2,633,590

Series 2008 A, COP (INS–AGM)(a)	5.00%	09/01/26	2,420	2,646,875

Arizona State University (Research Infrastructure); Series 2004, COP (INS–AMBAC)(a)	5.25%	09/01/24	885	945,357

Glendale (City of) Industrial Development Authority (John C. Lincoln Health Network);
Series 2005, Ref. Hospital RB	5.00%	12/01/35	1,655	1,611,109

Series 2005 B, Ref. Hospital RB	5.25%	12/01/23	3,250	3,357,965

Series 2005 B, Ref. Hospital RB	5.25%	12/01/25	2,250	2,303,573

Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	1,000	1,044,770

Series 2010, RB	5.13%	05/15/40	2,150	2,248,019

Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(a)	5.25%	01/01/32	1,665	1,739,625

Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 A, Ref. PCR(c)(d)	6.00%	05/01/14	1,000	1,094,490

Navajo County Pollution Control Corp.;
Series 2009 C, PCR(c)(d)	5.50%	06/01/14	1,000	1,078,690

Series 2009 E, PCR(c)(d)	5.75%	06/01/16	1,000	1,142,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–(continued)

Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	$600	$592,770

Series 2009, Education RB	7.13%	01/01/45	570	568,341

Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB	6.30%	07/01/42	750	757,613

Series 2012, Education RB	6.40%	07/01/47	400	404,380

Phoenix Civic Improvement Corp.;
Series 2002 B, Sr. Lien Airport RB (INS–NATL)(a)(b)	5.25%	07/01/32	5,000	5,019,400

Series 2004, Jr. Lien Wastewater System RB (INS–NATL)(a)	5.00%	07/01/27	2,000	2,159,300

Series 2008 B, Sr. Lien Airport RB(b)	5.25%	07/01/19	1,000	1,152,020

Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2007, Water & Wastewater RB(b)	6.55%	12/01/37	1,600	1,644,448

Series 2008, Water & Wastewater RB(b)	6.38%	12/01/18	815	856,345

Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	1,925	1,975,762

Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB	5.25%	07/01/41	2,000	2,161,540

Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB	6.00%	12/01/23	550	616,935

Series 2008, Electrical System RB	6.00%	12/01/28	740	806,681

Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(e)	5.00%	01/01/25	3,000	3,500,490

Series 2009 A, Electric System RB(e)	5.00%	01/01/28	2,000	2,292,820

University Medical Center Corp.; Series 2009, Hospital RB	6.00%	07/01/24	1,250	1,450,650

				58,564,448

California–12.09%
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	2,000	2,139,140

Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/25	4,535	5,000,110

Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004 A, Tax Allocation RB (INS–SGI)(a)	5.25%	09/01/35	3,780	3,377,241

Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/26	3,180	1,872,797

Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/31	40	17,523

California (State of) Department of Veterans Affairs;
Series 2007 A, Home Purchase RB(b)(e)	4.95%	12/01/37	9,585	9,724,078

Series 2007 B, Home Purchase RB(b)	5.15%	12/01/27	4,250	4,460,630

California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/39	5,000	5,734,650

California (State of) Housing Finance Agency;
Series 1983 B, Home Mortgage CAB RB (CEP–FHA)(f)	0.00%	08/01/15	10	7,241

Series 2008 K, Home Mortgage RB(b)	5.30%	08/01/23	3,500	3,520,300

Series 2008 K, Home Mortgage RB(b)	5.45%	08/01/28	4,000	4,086,880

California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,113,950

California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/38	1,250	1,187,938

California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/32	7,000	7,440,510

California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP–FHA)	6.25%	08/01/24	2,000	2,473,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Pooled Financing Program);
Series 2004 A, Water & Wastewater RB (INS–AGM)(a)	5.25%	10/01/24	$3,920	$4,196,242

Series 2004 A, Water & Wastewater RB (INS–AGM)(a)	5.00%	10/01/29	1,095	1,153,878

California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	500	548,485

Series 2009, Senior Living RB	6.63%	11/15/24	2,000	2,253,200

California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/19	3,500	4,488,925

Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	4,000	4,278,000

California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed RB	5.25%	06/01/21	1,835	1,712,202

Series 2006, Tobacco Settlement Asset-Backed RB	5.45%	06/01/28	3,000	2,412,930

Capistrano Unified School District; Series 2005, Community Facilities Special Tax RB (INS–NATL)(a)	5.00%	09/01/25	5,000	5,119,300

Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	08/01/29	1,585	698,969

Desert Hot Springs (City of) Redevelopment Agency (Merged Redevelopment);
Series 2008 A-2, Tax Allocation RB	5.00%	09/01/23	1,610	1,365,232

Series 2008 A-2, Tax Allocation RB	5.25%	09/01/28	2,000	1,616,920

Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.70%	08/01/21	425	525,865

El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/32	5,030	1,743,851

Series 2009 A, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/33	4,185	1,363,264

Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road CAB RB (INS–NATL)(a)(f)	0.00%	01/15/17	3,000	2,288,520

Golden State Tobacco Securitization Corp.; Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/45	1,500	1,505,025

Golden West Schools Financing Authority; Series 1999 A, Ref. RB (INS–NATL)(a)	5.75%	08/01/19	265	316,137

Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB	6.50%	08/01/29	2,000	2,140,540

Long Beach Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds	5.75%	08/01/33	5,000	5,870,550

Los Angeles (City of) Department of Water & Power; Subseries 2008 A-1, Power System RB(e)	5.25%	07/01/38	2,000	2,283,600

Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/29	3,000	3,410,460

Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(f)	0.00%	08/01/35	3,260	922,091

Merced (City of) Irrigation District (Electric System); Series 2005, Revenue COP (INS–SGI)(a)	5.25%	09/01/36	10,000	9,600,700

Oakland (Port of);
Series 2002 L, RB(b)(c)(g)	5.00%	11/01/12	530	546,605

Series 2002 L, RB (INS–NATL)(a)(b)	5.00%	11/01/21	4,260	4,348,480

Series 2007 A, Ref. Intermediate Lien RB (INS–NATL)(a)(b)	5.00%	11/01/29	4,000	4,089,840

Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/37	1,170	281,373

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/38	4,770	1,070,722

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/39	5,010	1,054,304

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/40	5,260	1,040,007

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/41	5,520	1,027,990

Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/44	145	22,184

Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	08/01/31	2,420	2,762,624

Poway Unified School District (Community Facilities District No. 6); Series 2007, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/35	5,000	4,945,450

Regents of the University of California;
Series 2009 O, General RB(e)	5.75%	05/15/23	5,570	6,964,282

Series 2009 O, General RB(e)	5.75%	05/15/25	8,205	10,131,042

Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	2,500	2,814,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Riverside (City of); Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/38	$6,335	$6,776,106

Riverside (County of) Public Financing Authority (Air Force Village West, Inc.);
Series 1999, COP	5.75%	05/15/19	1,680	1,169,582

Series 1999, COP	5.80%	05/15/29	3,900	2,576,145

Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/40	4,300	4,556,753

San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/20	1,000	1,086,560

Series 2011, RB	6.50%	12/01/21	2,000	2,214,520

Series 2011, RB	6.50%	12/01/22	2,000	2,198,380

San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(e)	5.25%	08/01/33	7,500	8,677,350

San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 1999 23-A, Second Series RB (INS–AGM)(a)(b)	5.00%	05/01/30	1,795	1,796,203

Series 2011 C, Ref. Second Series RB(b)	5.00%	05/01/23	10,000	11,462,500

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB	6.00%	08/01/24	1,000	1,093,720

San Jose (City of);
Series 2011 A-1, Airport RB(b)	5.25%	03/01/26	2,730	2,987,439

Series 2011 A-1, Airport RB(b)	6.25%	03/01/34	2,500	2,888,100

San Marcos (City of) Public Facilities Authority; Series 2006 A, Ref. Tax Increment Pass-Through RB (INS–AMBAC)(a)	5.00%	10/01/31	5,140	5,182,713

South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2005 A, Special Tax RB (INS–AMBAC)(a)	5.00%	08/15/27	5,380	5,487,654

South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2005 A, Ref. RB (INS–AMBAC)(a)	5.00%	10/01/35	2,000	2,001,200

Southern California Metropolitan Water District; Series 2005 A, RB (INS–AGM)(a)	5.00%	07/01/35	2,000	2,215,980

Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(a)(h)	9.36%	07/01/15	9,000	10,926,000

Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	3,000	3,260,970

West Contra Costa Unified School District (Election of 2002); Series 2003 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/26	5,000	5,064,550

West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	08/01/27	7,865	3,697,179

Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	08/01/24	3,570	2,191,266

				248,581,562

Colorado–2.57%
Colorado (State of) Educational & Cultural Facilities Authority (Aurora Academy); Series 2004, Charter School RB (INS–SGI)(a)	5.25%	02/15/34	3,745	3,775,073

Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. Charter School RB (INS–AGC)(a)	5.00%	06/01/37	1,070	1,110,692

Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2004 A, RB	5.25%	06/01/34	1,000	1,011,030

Colorado (State of) Housing & Finance Authority; Series 1998 A-2, Sr. Single Family Program RB(b)	6.60%	05/01/28	105	108,238

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.50%	01/15/30	2,400	2,721,048

Series 2010, Private Activity RB	6.00%	01/15/41	2,650	2,857,601

Colorado Springs (City of);
Series 2002, Hospital RB (INS–AGM)(a)	5.25%	12/15/20	3,375	3,933,394

Series 2002, Hospital RB (INS–AGM)(a)	5.25%	12/15/21	3,530	4,070,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(e)	5.00%	08/01/24	$6,000	$7,055,940

Series 2008, Unlimited Tax GO Bonds(e)	5.00%	08/01/25	1,500	1,754,940

Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS–SGI)(a)	5.00%	12/01/35	5,680	5,656,087

E-470 Public Highway Authority; Series 1997 B, Sr. CAB RB (INS–NATL)(a)(f)	0.00%	09/01/14	20,000	18,391,200

Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	500	479,610

				52,925,649

Connecticut–0.91%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(b)	5.50%	04/01/21	3,000	3,368,640

Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	5.00%	07/01/41	5,700	5,988,249

Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2007 K-2, RB (INS–NATL)(a)	5.00%	07/01/23	1,100	1,231,153

Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/41	4,000	4,364,600

Connecticut (State of) Housing Finance Authority; Subseries 2010 D-2, Housing Mortgage Finance Program RB(b)	5.00%	05/15/31	1,945	2,038,924

Hamden (Town of) (Whitney Center);
Series 2009 B, Entrance Fee Principal Redemption RB	6.13%	01/01/14	645	645,645

Series 2009 C, RB(c)(d)	7.25%	01/01/16	1,000	1,037,340

				18,674,551

Delaware–0.03%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	630	646,071

District of Columbia–2.81%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/31	2,980	3,118,868

Series 2011, RB	6.63%	03/01/41	1,100	1,170,895

District of Columbia (Gallery Place); Series 2002, Tax Increment Allocation RB (INS–AGM)(a)	5.25%	07/01/27	5,150	5,191,767

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/34	2,200	2,532,002

District of Columbia Water & Sewer Authority; Series 2007 A, Public Utility Sub. Lien RB (INS–AGM)(a)	5.50%	10/01/41	4,000	4,446,720

District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(a)	5.00%	02/01/31	12,000	12,210,960

Series 2009 A, Sec. Income Tax RB(e)	5.00%	12/01/23	10,715	12,861,643

Series 2009 A, Sec. Income Tax RB(e)	5.25%	12/01/27	6,860	8,180,070

Series 2009 B, Ref. Sec. Income Tax RB(e)	5.00%	12/01/24	4,285	5,118,818

Metropolitan Washington Airports Authority; Series 2002 A, Airport System RB (INS–NATL)(a)(b)	5.25%	10/01/32	3,000	3,020,550

				57,852,293

Florida–6.96%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/17	1,000	966,430

Series 2007, IDR	5.88%	11/15/36	1,000	849,410

Broward (County of); Series 2001 J-1, Airport System RB (INS–AMBAC)(a)(b)	5.25%	10/01/26	5,000	5,036,350

Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	3,000	3,407,310

Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(a)	5.95%	07/01/20	510	533,118

Florida (State of) Board of Education; Series 2007 A, Ref. Public Education Capital Outlay Unlimited Tax GO Bonds	5.00%	06/01/19	3,715	4,294,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(e)	5.00%	07/01/26	$1,305	$1,454,214

Series 2008 A, Ref. Turnpike RB(e)	5.00%	07/01/27	1,325	1,469,544

Series 2008 A, Ref. Turnpike RB(e)	5.00%	07/01/28	1,440	1,590,696

Series 2008 A, Ref. Turnpike RB(e)	5.00%	07/01/32	2,500	2,734,425

Florida (State of) Mid-Bay Bridge Authority;
Series 1991 A, RB(g)	6.88%	10/01/22	2,500	3,408,600

Series 1993 A, Ref. RB (INS–AMBAC)(a)	5.85%	10/01/13	2,415	2,420,144

Series 2008 A, Ref. RB (INS–AGC)(a)	5.00%	10/01/27	1,840	1,949,094

Florida (State of) Municipal Loan Council; Series 2000 B, RB (INS–NATL)(a)	5.75%	11/01/14	65	65,234

Florida Housing Finance Corp. (Homeowner Mortgage);
Series 2008 1, RB (CEP–GNMA)(b)	5.80%	07/01/28	1,235	1,267,616

Series 2008 1, RB (CEP–GNMA)(b)	6.00%	07/01/39	765	770,057

Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2006 C, Ref. Hospital RB(c)(d)	5.25%	11/15/16	3,900	4,097,808

Series 2006 C, Ref. Hospital RB(c)(g)	5.25%	11/15/16	100	121,219

Hillsborough (County of) Aviation Authority; Series 2008 A, RB (INS–AGC)(a)(b)	5.38%	10/01/33	2,500	2,660,800

Jacksonville (City of); Series 2001, Transportation RB (INS–NATL)(a)	5.00%	10/01/26	8,500	8,513,770

Key West (City of) Utility Board; Series 1985 D, Electricity CAB RB(f)(g)	0.00%	10/01/13	1,000	982,260

Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	5,000	5,168,700

Miami-Dade (County of) (Miami International Airport);
Series 2005, Aviation RB (INS–AGC)(a)(b)	5.00%	10/01/38	16,100	16,376,759

Series 2010 A, Aviation RB	5.38%	10/01/35	2,000	2,229,700

Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS–BHAC)(a)	5.50%	04/01/38	4,000	4,337,720

Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(a)	5.00%	07/01/35	3,350	3,631,098

Miami-Dade (County of) School Board; Series 2008 B, COP (INS–AGC)(a)	5.25%	05/01/26	5,000	5,570,350

Miami-Dade (County of);
Series 2005 B, Sub. Special Obligation RB (INS–NATL)(a)	5.00%	10/01/35	2,500	2,609,500

Series 2010, Water & Sewer System RB (INS–AGM)(a)	5.00%	10/01/39	4,500	4,887,270

Orlando (City of) Community Redevelopment Agency (Republic Drive Universal Boulevard); Series 2002, Ref. Tax Increment Allocation RB (INS–AMBAC)(a)	5.13%	04/01/20	1,000	1,004,150

Palm Beach (County of) Health Facilities Authority (The Waterford);
Series 2007, RB	5.25%	11/15/17	2,200	2,295,634

Series 2007, RB	5.88%	11/15/37	800	823,528

Port St. Lucie (City of); Series 2009, Ref. Utility System RB (INS–AGC)(a)	5.00%	09/01/35	1,500	1,619,475

Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(c)(d)	5.35%	05/01/18	5,200	5,918,796

Reunion East Community Development District; Series 2005, Special Assessment RB(i)	5.80%	05/01/36	490	240,546

Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(j)	5.75%	10/01/22	500	526,270

Series 2007 A, Special Obligation RB(j)	5.25%	10/01/27	3,500	3,437,735

Seven Oaks Community Development District II; Series 2003 A, Special Assessment RB	6.40%	05/01/34	1,365	1,370,597

South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB(e)	5.00%	08/15/42	18,000	18,727,020

St. Johns (County of) Industrial Development Authority (Professional Golf); Series 2001, Ref. RB (INS–NATL)(a)	5.25%	09/01/12	270	273,569

Sunrise (City of);
Series 1998, Ref. Utility System RB(c)(g)	5.20%	10/01/20	1,725	2,178,330

Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.20%	10/01/22	2,275	2,601,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Tallahassee (City of) (Tallahassee Memorial Regional Medical); Series 1994, Ref. Health Facilities RB (INS–NATL)(a)	6.63%	12/01/13	$3,330	$3,342,754

Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)	6.00%	10/01/29	3,000	4,115,670

Tolomato Community Development District; Series 2007, Special Assessment RB(i)	6.65%	05/01/40	665	283,490

Village Center Community Development District; Series 2001 A, Recreational RB (INS–NATL)(a)	5.20%	11/01/25	1,000	1,002,740

				143,165,866

Georgia–2.27%
Atlanta (City of) (Atlantic Station);
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/21	1,370	1,504,479

Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/22	1,000	1,089,420

Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	4,810	5,260,505

Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,500	2,560,075

Atlanta (City of);
Series 2004 C, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(a)	5.00%	01/01/33	4,000	4,220,640

Series 2004 J, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(a)	5.00%	01/01/34	3,000	3,134,100

Series 2009 A, Water & Wastewater RB	6.00%	11/01/27	1,000	1,196,460

Series 2009 A, Water & Wastewater RB	6.00%	11/01/28	1,000	1,190,970

Augusta (City of); Series 2004, Water & Sewerage RB (INS–AGM)(a)	5.25%	10/01/39	3,000	3,269,940

Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB	6.38%	11/15/29	700	791,721

Georgia (State of) Municipal Electric Authority;
Series 1998 Y, Power RB(g)	6.40%	01/01/13	325	340,252

Series 1998 Y, Power RB(g)	6.50%	01/01/17	410	466,982

Series 1998 Y, Power RB(g)	6.50%	01/01/14	145	161,659

Series 1998 Y, Power RB (INS–AMBAC)(a)	6.40%	01/01/13	4,640	4,831,725

Series 1998 Y, Power RB (INS–NATL)(a)	6.50%	01/01/17	9,445	10,872,139

Putnam (County of) Development Authority (Georgia Power Co.); First Series 1996, PCR	5.10%	06/01/23	2,000	2,052,100

Valdosta (City of) & Lowndes (County of) Hospital Authority (South Medical Center); Series 2011 B, RB	5.00%	10/01/41	3,500	3,737,545

				46,680,712

Hawaii–0.72%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/39	2,000	2,227,680

Hawaii (State of) Department of Budget & Finance;
Series 2009 C-1, Special Purpose Senior Living RB	7.50%	11/15/15	2,000	2,011,280

Series 2009 C-2, Special Purpose Senior Living RB	6.40%	11/15/14	270	271,015

Hawaii Housing Finance & Development Corp.; Series 1997 A, Single Family Mortgage Purchase RB (CEP–FNMA)(b)	5.75%	07/01/30	270	271,941

Honolulu (City & County of);
Series 2009 A, Unlimited Tax GO Bonds(e)	5.25%	04/01/29	4,120	4,832,760

Series 2011 A, Unlimited Tax GO Bonds	5.25%	08/01/33	2,000	2,367,820

Series 2011 A, Unlimited Tax GO Bonds	5.25%	08/01/34	2,355	2,769,080

				14,751,576

Idaho–0.83%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	1,000	1,194,340

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/27	595	574,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Idaho–(continued)

Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB (INS–AGC)(a)	5.25%	07/15/23	$4,230	$4,965,639

Series 2008 A, Grant & RAB (INS–AGC)(a)	5.25%	07/15/24	3,485	4,079,820

Idaho (State of) Housing & Finance Association;
Series 2008 A, Class I, Single Family Mortgage RB(b)	5.63%	07/01/28	405	427,287

Series 2008 A, Class I, Single Family Mortgage RB(b)	5.75%	07/01/39	805	844,872

Series 2008 A, Class II, Single Family Mortgage RB(b)	5.85%	07/01/36	1,320	1,397,510

Series 2008 A, Class III, Single Family Mortgage RB(b)	5.70%	07/01/28	3,345	3,524,560

				17,008,328

Illinois–13.36%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	2,250	2,074,230

Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/24	1,500	1,029,000

Bourbonnais (Village of) (Olivet Nazarene University); Series 2007, Industrial Project RB (INS–Radian)(a)	5.13%	11/01/37	3,755	3,822,177

Chicago (City of) (Diversey/Narragansett); Series 2006, COP	7.46%	02/15/26	470	469,953

Chicago (City of) (Midway Airport);
Series 2004 B, Ref. Second Lien RB (INS–AMBAC)(a)	5.00%	01/01/21	5,925	6,293,950

Series 2004 B, Ref. Second Lien RB (INS–AMBAC)(a)	5.00%	01/01/22	6,220	6,551,526

Chicago (City of) (O’Hare International Airport);
Series 2003 E, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/21	2,840	2,972,344

Series 2003 E, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/23	3,120	3,251,102

Series 2003 E, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/24	1,430	1,487,214

Series 2003 E, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.00%	01/01/34	5,000	5,102,200

Series 2004 A, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.00%	01/01/29	1,000	1,040,570

Series 2005 A, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/24	6,000	6,486,960

Series 2005 A, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/26	3,855	4,134,565

Series 2005 A, Third Lien General Airport RB (INS–NATL)(a)	5.25%	01/01/24	5,000	5,436,100

Series 2008 A, Third Lien General Airport RB (INS–AGM)(a)(e)	5.00%	01/01/33	3,000	3,192,420

Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/22	3,620	3,672,092

Chicago (City of) (San Drain & Ship Canal); Series 1997 A, Tax Increment Allocation RB	7.75%	01/01/14	380	381,087

Chicago (City of) Board of Education (School Reform);
Series 1998 B-1, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	12/01/19	2,845	2,283,681

Series 1999 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	12/01/19	1,500	1,204,050

Series 1999 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	12/01/25	1,020	590,529

Chicago (City of) Metropolitan Water Reclamation District; Series 2011 B, Capital Improvement Limited Tax GO Bonds(e)	5.00%	12/01/24	15,000	18,386,700

Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/25	4,840	5,322,451

Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB(e)	5.25%	12/01/36	12,000	13,380,720

Chicago (City of);
Series 1996 A-2, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.25%	01/01/14	3,000	3,280,890

Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS–NATL)(a)	5.38%	01/01/17	2,000	2,293,100

Series 2002 A, Ref. Project Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.63%	01/01/39	145	146,850

Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(e)	5.25%	01/01/24	4,200	4,665,696

Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(e)	5.25%	01/01/25	4,400	4,920,212

Series 2011, COP	7.13%	05/01/21	2,800	3,010,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Cook County School District No. 100 (Berwyn South);
Series 1997, Unlimited Tax GO Bonds (INS–AGM)(a)	8.20%	12/01/14	$290	$340,590

Series 1997, Unlimited Tax GO Bonds (INS–AGM)(a)	8.10%	12/01/16	345	439,244

Cook County School District No. 122 (Ridgeland);
Series 2000, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	12/01/17	2,605	2,281,772

Series 2000, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	12/01/18	2,995	2,500,016

Series 2000, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	12/01/20	4,050	3,037,459

DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/26	2,600	2,878,720

Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/27	990	1,091,663

Du Page County Community High School District No. 108; Series 2002, Unlimited Tax GO Bonds (INS–AGM)(a)	5.60%	01/01/22	3,000	3,118,440

Gilberts (Village of) Special Service Area No. 19 (The Conservancy); Series 2006-1, Special Tax RB(i)	5.38%	03/01/16	1,000	451,340

Huntley (Village of) Special Service Area No. 10; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	5.10%	03/01/29	3,000	3,192,420

Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB	6.50%	11/01/38	1,000	1,155,510

Illinois (State of) Finance Authority (AmerenCIPS); Series 2000 A, Ref. PCR(c)(d)	5.50%	02/28/14	5,050	5,053,535

Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	6.00%	03/01/38	2,500	2,808,525

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(i)	5.50%	08/15/18	1,000	9,850

Series 2008 A, Ref. RB(i)	6.00%	08/15/22	250	2,463

Series 2008 A, Ref. RB(i)	6.13%	08/15/28	1,500	14,775

Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(e)	5.38%	08/15/24	1,000	1,174,130

Series 2009 A, RB(e)	5.75%	08/15/30	2,000	2,306,700

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65sm RB	7.00%	11/15/15	1,500	1,500,675

Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 2009, Ref. RB	6.13%	05/15/25	2,870	3,273,063

Illinois (State of) Finance Authority (Resurrection Health Care);
Series 1999 A, RB (INS–AGM)(a)	5.50%	05/15/24	12,000	13,065,840

Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/15	4,700	5,083,050

Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/17	5,100	5,678,493

Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/18	5,050	5,643,122

Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	2,000	2,247,220

Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.40%	04/01/27	1,000	1,034,970

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	4,500	5,497,605

Illinois (State of) Finance Authority (Sherman Health System);
Series 1997, RB (INS–AMBAC)(a)	5.25%	08/01/22	2,000	2,003,060

Series 2007 A, RB	5.50%	08/01/37	3,500	3,557,995

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/23	2,745	2,946,538

Illinois (State of) Finance Authority (The Carle Foundation); Series 2011 A, RB	6.00%	08/15/41	4,000	4,401,400

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, RB (INS–NATL)(a)	5.25%	06/15/42	6,000	6,124,500

Series 2002 B, Ref. Conv. CAB RB (INS–NATL)(a)(f)	0.00%	06/15/19	9,250	10,199,697

Series 2002 B, Ref. Conv. CAB RB (INS–NATL)(a)(f)	0.00%	06/15/22	20,000	17,700,800

Illinois (State of); Series 1991, Civic Center RB (INS–AMBAC)(a)	6.25%	12/15/20	3,495	4,025,087

Lake County Community Consolidated School District No. 50 (Woodland); Series 2000 B, Unlimited Tax CAB GO Bonds(f)(g)	0.00%	12/01/14	1,200	1,181,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Lake County Community Unit School District No. 60 (Waukegan);
Series 1999 A, Unlimited Tax CAB GO Bonds(f)(g)	0.00%	12/01/17	$2,875	$2,689,074

Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	12/01/17	3,915	3,371,246

McHenry & Kane Counties Community Consolidated School District No. 158 (Huntley); Series 2000, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	01/01/17	3,000	2,586,930

McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/30	3,820	4,202,153

McHenry County Community High School District No. 154 (Marengo); Series 2001, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	01/01/16	1,330	1,221,233

Pingree Grove (Village of) Special Service Area No. 1 (Cambridge Lakes); Series 2005-1, Special Tax RB	5.25%	03/01/15	1,026	1,016,858

Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(i)	5.80%	03/01/37	1,489	757,097

Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/21	1,000	1,147,080

Series 2010, RB	6.00%	06/01/28	10,000	11,208,900

United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB	6.25%	03/01/35	971	570,628

University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/36	1,000	1,083,800

Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	543	452,943

Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(b)	7.00%	12/01/42	420	421,180

				274,633,466

Indiana–1.10%
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	545,000

Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/41	10,000	10,727,800

Indiana (State of) Finance Authority (Sisters of St. Francis Health Services); Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	05/15/41	2,000	2,114,680

Indiana (State of) Health Facility Financing Authority (Hoosier Care); Series 1999 A, RB	7.13%	06/01/34	1,725	1,707,647

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	6.00%	01/01/39	3,000	3,416,310

Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(b)	5.10%	01/15/17	1,500	1,713,765

Indianapolis (City of) Local Public Improvement Bond Bank; Series 1992 D, RB(g)	6.75%	02/01/14	255	272,156

St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	06/30/12	140	136,982

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	06/30/13	135	122,303

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	06/30/14	130	109,067

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	06/30/15	130	101,004

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	06/30/16	135	97,139

Series 1997 B, Tax Increment Allocation CAB RB(f)	0.00%	06/30/17	225	149,942

Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(j)	5.50%	09/01/27	1,500	1,484,580

				22,698,375

Iowa–2.29%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/34	1,860	1,979,226

Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.25%	06/15/36	7,000	7,367,010

Coralville (City of); Series 2006 D, COP	5.25%	06/01/26	1,125	1,207,901

Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(e)(k)	5.00%	06/01/25	5,815	6,878,912

Series 2009 A, Special Obligation RB(e)(k)	5.00%	06/01/26	4,360	5,126,750

Series 2009 A, Special Obligation RB(e)(k)	5.00%	06/01/27	9,300	10,867,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Iowa–(continued)

Iowa (State of) Finance Authority (Iowa Health System); Series 2008 A, Health Facilities RB (INS–AGC)(a)	5.25%	08/15/29	$1,500	$1,660,140

Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(b)	5.70%	12/01/27	10,000	10,653,600

Washington (County of) Hospital; Series 2006, Hospital RB	5.50%	07/01/32	1,275	1,248,927

				46,990,446

Kansas–0.44%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	1,500	1,733,475

Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.00%	03/01/34	1,000	1,044,580

Series 2011 H, Health Facilities RB	5.13%	03/01/39	2,000	2,085,300

Wyandotte (County of) & Kansas City (City of) Unified Government (Redevelopment Project Area B); Series 2005, Ref. Second Lien Sales Tax Special Obligation RB	5.00%	12/01/20	1,750	1,862,473

Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2009 A, Utility System RB (INS–BHAC)(a)	5.00%	09/01/29	2,000	2,310,460

				9,036,288

Kentucky–1.31%
Kentucky (State of) Property & Buildings Commission (No. 93); Series 2009, Ref. RB (INS–AGC)(a)	5.25%	02/01/28	3,000	3,414,000

Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.38%	08/15/24	3,000	3,458,430

Series 2009 A, Hospital RB	5.63%	08/15/27	1,000	1,142,090

Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/33	4,000	4,449,120

Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/38	4,000	4,391,040

Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	3,200	3,624,000

Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.25%	10/01/35	6,000	6,545,760

				27,024,440

Louisiana–1.57%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital);
Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.38%	12/01/12	685	685,678

Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.50%	12/01/18	5,530	5,809,929

Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 2011 A, Ref. Hospital RB	6.00%	01/01/39	1,000	1,074,730

Lafayette (City of); Series 2004, Utilities RB (INS–NATL)(a)	5.25%	11/01/24	7,500	8,276,475

Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	1,364	545,518

Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,050	1,098,710

Louisiana (State of); Series 2006 A, Gas & Fuels Tax RB (INS–AGC)(a)	5.00%	05/01/28	2,500	2,779,425

New Orleans (City of) Aviation Board; Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/23	2,000	2,390,920

Rapides (Parish of) Finance Authority (Cleco Power LLC); Series 2007, RB(b)(c)(d)	5.25%	03/01/13	1,550	1,601,630

Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(a)	5.00%	12/01/30	2,580	2,907,892

St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	5,000	5,184,500

				32,355,407

Maryland–1.50%
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	1,000	1,058,720

Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/37	2,500	2,521,750

Maryland (State of) Community Development Administration; Series 2007, RB(b)	5.05%	09/01/32	2,105	2,149,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Maryland–(continued)

Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.25%	01/01/31	$2,750	$3,124,303

Series 2011 A, RB	6.13%	01/01/36	4,000	4,447,960

Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	6.13%	01/01/30	4,250	4,863,785

Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2011, RB	6.00%	07/01/41	1,000	1,143,210

Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2004, Ref. RB	5.50%	08/15/33	3,000	3,139,890

Series 2011, RB	5.00%	08/15/41	3,000	3,211,140

Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/20	2,000	2,493,220

Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,460	1,546,052

Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/25	1,030	1,070,180

				30,769,478

Massachusetts–2.12%
Massachusetts (State of) College Building Authority; Series 2009 A, RB	5.50%	05/01/39	1,000	1,120,790

Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB (INS–NATL)(a)	5.38%	02/01/27	2,000	2,248,820

Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(c)(d)	5.75%	05/01/19	2,000	2,356,560

Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(e)	5.50%	11/15/36	20,955	25,558,185

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/39	1,692	1,245,453

Series 2011 A-2, RB	5.50%	11/15/46	90	55,531

Series 2011 B, CAB RB(f)	0.00%	11/15/56	449	2,377

Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(e)	5.50%	07/01/36	6,680	8,063,896

Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/31	1,000	1,086,230

Massachusetts (State of) Housing Finance Agency; Series 2007 C, RB(b)	5.10%	12/01/27	1,685	1,748,895

				43,486,737

Michigan–0.72%
Detroit (City of); Series 2003 B, Sr. Lien Sewage Disposal System RB (INS–AGM)(a)	7.50%	07/01/33	5,750	7,241,722

Kent (County of) Hospital Finance Authority (Spectrum Health System);
Series 2008 A, RB(c)(d)	5.25%	01/15/14	650	702,917

Series 2008 A, RB(c)(d)	5.50%	01/15/15	375	423,319

Michigan (State of) Strategic Fund (Detroit Edison Co.); Series 2002 C, Ref. Limited Obligation RB (INS–SGI)(a)(b)	5.45%	12/15/32	5,000	5,032,700

Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(b)	7.50%	01/01/21	1,445	1,409,207

				14,809,865

Minnesota–1.15%
Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	1,000	731,960

Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Health Care System RB	6.75%	11/15/32	3,000	3,526,500

Series 2008 B, Health Care System RB (INS–AGC)(a)	6.50%	11/15/38	4,000	4,710,640

Minneapolis (City of) (Providence); Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/27	2,000	2,000,340

Minnesota (State of) Tobacco Securitization Authority; Series 2011 B, Tobacco Settlement RB	5.25%	03/01/31	8,000	8,718,000

St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	3,800	3,894,392

				23,581,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Mississippi–0.12%
Harrison (County of) Wastewater Management District; Series 1991 A, Ref. Wastewater Treatment Facilities RB(g)	8.50%	02/01/13	$520	$557,357

Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	2,000	2,006,000

				2,563,357

Missouri–1.98%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS–AGC)(a)	5.00%	10/01/39	2,000	2,178,200

Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.75%	06/01/39	2,150	2,354,314

Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/24	5,990	7,217,770

Kansas City (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	6.00%	03/01/16	2,615	2,701,583

Kansas City (City of) Tax Increment Financing Commission (Maincor); Series 2007 A, Tax Increment Allocation RB	5.25%	03/01/18	500	511,880

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2010 C-1, TEMPS-75sm Retirement Community RB	7.50%	11/15/16	1,600	1,620,032

Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	525	532,439

Missouri (State of) Environmental Improvement & Energy Resources Authority (Kansas City Power & Light Co.); Series 2008, RB(b)(c)(d)	4.90%	07/01/13	2,700	2,813,292

Missouri (State of) Health & Educational Facilities Authority (Barnes-Jewish Inc./Christian Health Services); Series 1993 A, RB	5.25%	05/15/14	10,000	10,592,200

Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2005 B, Ref. Senior Living Facilities RB	5.13%	02/01/27	1,200	1,222,116

Series 2010, Senior Living Facilities RB	5.50%	02/01/42	950	967,347

Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.13%	12/01/31	3,325	3,501,325

St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/27	450	443,115

St. Louis (County of) Industrial Development Authority (Friendship Village of West County); Series 2007 A, Senior Living Facilities RB	5.38%	09/01/21	1,000	1,045,470

St. Louis (County of) Industrial Development Authority (Ranken Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/35	1,300	1,176,097

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	500	507,910

Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,250	1,259,525

				40,644,615

Montana–0.14%
Forsyth (City of) (Portland General Electric Co.); Series 1998 A, Ref. PCR	5.00%	05/01/33	2,600	2,903,576

Nebraska–1.08%
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(a)	5.38%	04/01/39	4,000	4,538,280

Nebraska (State of) Public Power District; Series 2007 B, General RB (INS–BHAC)(a)	5.00%	01/01/37	15,570	16,514,632

University of Nebraska (Lincoln); Series 2009 A, Student Fees & Facilities RB	5.25%	07/01/39	1,000	1,116,200

				22,169,112

Nevada–1.57%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/34	2,000	2,149,320

Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/39	4,000	4,351,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Nevada–(continued)

Clark (County of);
Series 1992 A, Transportation Improvement Limited Tax GO Bonds (INS–AMBAC)(a)	6.50%	06/01/17	$3,000	$3,776,520

Series 2004 A-1, Sub. Lien Airport System RB (INS–NATL)(a)(b)	5.50%	07/01/20	3,045	3,234,734

Series 2004 A-1, Sub. Lien Airport System RB (INS–NATL)(a)(b)	5.50%	07/01/21	3,000	3,176,430

Series 2004 A-1, Sub. Lien Airport System RB (INS–NATL)(a)(b)	5.50%	07/01/23	5,000	5,263,300

Clark County School District; Series 2007 C, Building Limited Tax GO Bonds	5.00%	06/15/26	4,000	4,435,240

Mesquite (City of) (Special Improvement District No. 07-01-Anthem at Mesquite);
Series 2007, Special Assessment Local Improvement RB	5.85%	08/01/18	590	591,593

Series 2007, Special Assessment Local Improvement RB	6.00%	08/01/27	510	465,008

Nevada (State of) (Municipal Bond Bank–R9A Thru R13F); Series 2005, Limited Tax GO Bonds (INS–AGM)(a)	5.00%	12/01/23	3,500	3,886,785

Reno (City of); Series 2002, Capital Improvement RB (INS–NATL)(a)	5.13%	06/01/26	935	938,347

				32,268,917

New Hampshire–0.31%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/30	4,500	4,913,955

New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	1,000	1,093,060

New Hampshire (State of) Business Finance Authority (Plymouth Cogeneration L.P.); Series 1993, Electric Facilities RB(b)(j)	7.75%	06/01/14	305	304,979

New Hampshire (State of) Housing Finance Authority; Series 2000 B, Single Family Mortgage Acquisition RB(b)	6.70%	07/01/29	95	96,442

				6,408,436

New Jersey–3.04%
Landis Sewage Authority (Registered CARS); Series 1993, Sewer RB (INS–NATL)(a)(h)	9.51%	09/19/19	2,050	2,494,030

New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/31	3,020	3,279,841

New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility); Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	750	734,145

New Jersey (State of) Economic Development Authority;
Series 2009 BB, School Facilities Construction RB	5.00%	09/01/34	1,750	1,915,305

Series 2009 Z, School Facilities Construction RB (INS–AGC)(a)	5.50%	12/15/34	1,000	1,119,630

Subseries 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(a)	5.50%	09/01/24	3,885	4,878,589

New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2011 A, Ref. RB	5.63%	07/01/32	4,000	4,300,280

Series 2011 A, Ref. RB	5.63%	07/01/37	4,000	4,225,720

New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	5.75%	07/01/15	1,695	1,795,988

New Jersey (State of) Higher Education Student Assistance Authority; Series 2009-A, Student Loan RB	5.63%	06/01/30	1,000	1,117,070

New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2008 AA, RB	6.38%	10/01/28	3,695	4,096,942

Series 2008 X, Single Family Housing RB(b)	5.10%	10/01/23	4,025	4,198,558

New Jersey (State of) Transportation Trust Fund Authority; Series 2006 C, Transportation System CAB RB (INS–AGC)(a)(f)	0.00%	12/15/26	10,000	5,279,100

New Jersey (State of) Turnpike Authority;
Series 1991 C, RB(g)	6.50%	01/01/16	2,100	2,351,580

Series 1991 C, RB (INS–NATL)(a)	6.50%	01/01/16	565	674,305

Series 2003 A, RB (INS–NATL)(a)	5.00%	01/01/27	10,000	10,464,100

Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS–NATL)(a)	5.00%	12/01/19	9,000	9,494,010

				62,419,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Mexico–0.48%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(c)(d)	5.20%	06/01/20	$2,000	$2,126,980

Series 2010 C, Ref. PCR	5.90%	06/01/40	4,100	4,294,463

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(e)	6.38%	08/01/32	3,000	3,511,890

				9,933,333

New York–6.75%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(f)	0.00%	07/15/35	5,000	1,337,750

Series 2009, PILOT RB	6.25%	07/15/40	2,710	2,928,155

Series 2009, PILOT RB	6.38%	07/15/43	1,130	1,223,960

Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(a)(f)	0.00%	06/01/17	5,000	4,645,300

Series 2008 A, Electric System General RB	6.00%	05/01/33	5,000	5,906,450

Series 2008 A, Electric System General RB (INS–BHAC)(a)	5.50%	05/01/33	5,000	5,781,850

Metropolitan Transportation Authority;
Series 2002 B, Service Contract RB (INS–NATL)(a)	5.50%	07/01/24	5,000	5,074,900

Series 2011 A, RB	5.00%	11/15/41	2,000	2,180,540

New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	3,000	3,356,520

New York (City of) Industrial Development Agency (7 World Trade Center, LLC); Series 2005 A, Liberty RB	6.25%	03/01/15	9,000	9,023,760

New York (City of) Industrial Development Agency (Polytechnic University);
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/27	5,000	5,155,300

Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/37	2,500	2,545,175

New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS–AGC)(a)	6.38%	01/01/39	1,000	1,127,740

New York (City of) Transitional Finance Authority;
Series 2009 A, Future Tax Sec. RB(e)	5.00%	05/01/28	5,570	6,413,799

Series 2009 A, Future Tax Sec. RB(e)	5.00%	05/01/29	4,455	5,097,678

Series 2009 A, Future Tax Sec. RB(e)	5.00%	05/01/30	4,455	5,067,518

Series 2009 S-3, Building Aid RB(e)	5.25%	01/15/39	2,000	2,200,020

New York (City of); Subseries 2008 L-1, Unlimited Tax GO Bonds	5.00%	04/01/27	2,225	2,518,255

New York (State of) Dormitory Authority (Brooklyn Law School); Series 2003 B, RB (INS–SGI)(a)	5.38%	07/01/21	3,105	3,228,827

New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(e)	5.00%	03/15/31	21,885	25,263,825

New York (State of) Dormitory Authority (State University Educational Facilities);
Series 1990 A, RB	7.50%	05/15/13	2,000	2,167,660

Series 1993 A, RB	5.25%	05/15/15	5,000	5,555,750

New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(g)	7.38%	07/01/16	6,830	7,962,960

New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(b)(h)	13.39%	07/01/26	3,000	3,015,900

New York (State of) Energy Research & Development Authority; Series 1993, RB(h)	10.27%	04/01/20	2,500	2,518,700

New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB(e)	5.00%	03/15/28	2,000	2,323,200

New York City Housing Development Corp. (Ruppert); Series 1978, MFH RB	6.50%	11/15/18	2,289	2,410,080

New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $636,422)(i)(j)	6.13%	02/15/19	750	8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/21	$1,545	$1,749,558

Sales Tax Asset Receivable Corp.; Series 2004 A, RB (INS–AMBAC)(a)	5.00%	10/15/29	10,000	10,935,500

				138,716,638

North Carolina–0.99%
Charlotte (City of) (Charlotte Douglas International Airport); Series 2011 B, Airport RB(b)	5.00%	07/01/41	2,500	2,636,250

Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB (INS–AGM)(a)	5.25%	10/01/24	6,000	6,802,080

North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.63%	10/01/27	1,000	941,090

North Carolina (State of) Medical Care Commission (WakeMed); Series 2009 A, Health Care Facilities RB (INS–AGC)(a)	5.63%	10/01/38	2,200	2,291,674

North Carolina (State of) Municipal Power Agency No. 1; Series 1998 A, Catawba Electric RB (INS–NATL)(a)	5.50%	01/01/15	4,750	5,377,523

North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB (INS–AGC)(a)	5.13%	01/01/24	2,000	2,286,840

				20,335,457

North Dakota–0.31%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.20%	12/01/26	1,000	940,010

McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	2,000	2,153,540

Mercer (County of) (Antelope Valley Station); Series 1995, Ref. PCR (INS–AMBAC)(a)	7.20%	06/30/13	2,215	2,283,731

Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facilities RB	5.13%	07/01/29	1,000	1,013,510

				6,390,791

Ohio–2.92%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	3,340	2,941,104

Cleveland (City of);
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(a)(f)	0.00%	11/15/25	2,895	1,630,551

Series 2012 A, Ref. Airport System RB	5.00%	01/01/29	5,000	5,392,600

Series 2012 A, Ref. Airport System RB	5.00%	01/01/31	2,000	2,136,900

Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	500	494,215

Erie (County of) (Firelands Regional Medical Center); Series 2002 A, Hospital Facilities RB	5.63%	08/15/32	3,000	3,014,910

Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/37	4,750	4,650,440

Lorain (County of) (Catholic Healthcare Partners);
Series 2001 A, Ref. & Improvement Hospital Facilities RB	5.25%	10/01/33	5,000	5,055,050

Series 2003 C-1, Ref. Hospital Facilities RB (INS–AGM)(a)	5.00%	04/01/24	1,750	1,940,417

Series 2006 H, Hospital Facilities RB (INS–AGC)(a)	5.00%	02/01/24	4,810	5,336,695

Montgomery (County of) (Miami Valley Hospital); Series 2009 A, RB	6.00%	11/15/28	2,825	3,021,479

Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB(c)(d)	5.80%	12/01/19	3,000	3,351,510

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	5,850	6,708,487

Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, Hospital RB	6.75%	01/15/39	4,000	4,260,680

Ohio (State of) Housing Finance Agency (Covenent House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(b)	6.10%	09/20/49	2,845	3,099,656

Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program);
Series 2008 D, Residential Mortgage RB (CEP–GNMA)(b)(e)	5.30%	09/01/28	1,341	1,409,498

Series 2008 D, Residential Mortgage RB (CEP–GNMA)(b)(e)	5.40%	03/01/33	1,233	1,295,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Ohio (State of) Water Development Authority (Allied Waste North America, Inc.); Series 2007 A, Solid Waste RB(b)	5.15%	07/15/15	$1,750	$1,773,328

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(c)(d)	5.88%	06/01/16	2,140	2,437,567

				59,950,748

Oklahoma–0.99%
Grand River Dam Authority;
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/21	3,735	4,443,380

Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/22	3,735	4,403,677

Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/23	6,350	7,632,256

McAlester (City of) Public Works Authority; Series 1999 A, Utility System CAB RB (INS–AGM)(a)(f)	0.00%	02/01/30	4,320	1,588,334

Oklahoma (State of) Colleges Board Of Regents (University of Central Oklahoma); Series 2004 B, Student Facilities RB (INS–AMBAC)(a)	5.50%	06/01/24	2,000	2,167,840

Oklahoma (State of) Housing Finance Agency; Series 1991 B, SFH Mortgage RB (CEP–GNMA)(b)	8.00%	08/01/18	60	61,405

				20,296,892

Oregon–0.18%
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(j)	6.38%	11/01/33	3,500	3,637,340

Pennsylvania–0.92%
Chester (County of) Industrial Development Authority (RHA/Pennsylvania Nursing Homes, Inc.); Series 2002, First Mortgage RB	8.50%	05/01/32	1,635	1,620,677

Pennsylvania (State of) Economic Development Financing Authority (Exelon Generation Co., LLC); Series 2009 A, Ref. Exempt Facilities RB(c)(d)	5.00%	06/01/12	1,750	1,768,795

Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (INS–AGC)(a)	5.00%	06/01/39	1,850	1,975,615

Subseries 2009-A, Sub. RB (INS–AGC)(a)	5.00%	06/01/24	4,000	4,566,680

Subseries 2010 B-2, Sub. Conv. CAB RB(f)	0.00%	12/01/28	4,550	4,309,396

Subseries 2010 B-2, Sub. Conv. CAB RB(f)	0.00%	12/01/34	2,750	2,526,260

Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	2,000	2,207,160

				18,974,583

Puerto Rico–2.99%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, Sr. Lien RB	5.00%	07/01/33	2,500	2,505,025

Series 2012 A, Sr. Lien RB	5.13%	07/01/37	5,500	5,506,600

Series 2012 A, Sr. Lien RB	5.75%	07/01/37	2,500	2,667,450

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 1989 O, CAB RB(f)(g)	0.00%	07/01/17	15,000	12,947,700

Series 2008 WW, RB	5.25%	07/01/33	2,000	2,117,400

Series 2010 CCC, RB	5.25%	07/01/27	4,000	4,433,600

Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB(g)	5.50%	07/01/15	7,680	8,660,045

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, RB	5.38%	08/01/39	4,600	4,978,626

First Subseries 2010 A, RB	5.50%	08/01/42	4,400	4,795,868

First Subseries 2010 C, RB	5.25%	08/01/41	6,950	7,485,914

Series 2011 C, RB	5.00%	08/01/40	5,000	5,423,900

				61,522,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Rhode Island–0.09%
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS–AGC)(a)(b)	5.25%	07/01/28	$1,810	$1,940,193

South Carolina–2.14%
Charleston Educational Excellence Finance Corp. (Charleston County School District); Series 2005, Installment Purchase RB	5.25%	12/01/30	5,000	5,516,200

Easley (City of); Series 2005, Ref. & Improvement Utility System RB(c)(g)	5.00%	12/01/15	5,170	5,978,381

Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/40	2,000	2,150,060

Piedmont Municipal Power Agency; Series 2008 A-2, Electric RB	5.00%	01/01/24	2,000	2,218,920

Richland (County of) (International Paper Co.); Series 2007 A, Ref. Environmental Improvement RB	4.60%	09/01/12	1,025	1,042,732

South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/19	1,000	1,177,170

Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.38%	02/01/29	2,000	2,215,100

Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.50%	02/01/38	3,000	3,244,230

South Carolina (State of) Jobs-Economic Development Authority (Electric & Gas Co.); Series 2002 A, IDR (INS–AMBAC)(a)	5.20%	11/01/27	6,500	6,657,625

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/39	1,000	1,088,950

South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	713	381,405

Series 2012, Ref. Sub. CAB RB(f)	0.00%	11/15/47	306	1,085

South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	500	443,875

South Carolina (State of) Public Service Authority (Santee Cooper); Series 2008 A, RB	5.50%	01/01/38	2,000	2,269,280

South Carolina (State of) Transportation Infrastructure Bank; Series 2002 A, RB (INS–AMBAC)(a)	5.25%	10/01/21	4,430	4,534,504

Spartanburg (County of) Regional Health Services District; Series 2008 D, Ref. RB (INS–AGC)(a)	5.25%	04/15/22	4,465	5,078,000

				43,997,517

South Dakota–0.54%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/31	1,500	1,698,300

South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS–AGC)(a)	5.50%	08/01/38	3,000	3,312,390

South Dakota (State of);
Series 1993 A, Lease Revenue Trust Ctfs. (INS–AGM)(a)	6.63%	09/01/12	1,415	1,442,352

Series 1993 A, Lease Revenue Trust Ctfs. (INS–AGM)(a)	6.70%	09/01/17	4,000	4,698,720

				11,151,762

Tennessee–0.30%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. Sr. RB	5.00%	10/01/25	1,000	1,006,480

Elizabethton (City of) Health & Educational Facilities Board; Series 2000 B, Ref. & Improvement Hospital RB(c)(g)	7.75%	07/01/12	4,000	4,199,920

Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/36	1,000	1,039,150

				6,245,550

Texas–11.40%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(b)	4.85%	04/01/21	3,615	3,876,509

Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(b)	6.50%	11/01/29	430	389,034

Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB(g)	7.00%	05/01/21	500	675,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Brazoria (County of) Brazos River Harbor Navigation District (The Dow Chemical Co.); Series 2002 A, Environmental Facilities RB(b)(c)(d)	5.95%	05/15/18	$1,100	$1,180,036

Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	4,500	4,870,530

Central Texas Regional Mobility Authority; Series 2011, Sr. Lien RB	6.00%	01/01/41	5,000	5,379,200

Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.25%	08/15/34	4,000	4,438,080

Dallas-Fort Worth International Airport Facilities Improvement Corp.;
Series 2001 A, Ref. & Improvement RB (INS–BHAC)(a)(b)	5.50%	11/01/31	4,065	4,070,366

Series 2002 C, Joint Improvement RB (INS–NATL)(a)(b)	5.75%	11/01/18	425	426,585

Series 2002 C, Joint Improvement RB (INS–NATL)(a)(b)	6.00%	11/01/23	850	853,358

Series 2003 A, Joint RB (INS–AGM)(a)(b)	5.25%	11/01/24	10,000	10,365,500

Series 2004 B, Joint Improvement RB (INS–AGM)(a)(b)	5.50%	11/01/19	6,110	6,629,961

Series 2004 B, Joint Improvement RB (INS–AGM)(a)(b)	5.38%	11/01/21	4,000	4,285,360

Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/26	2,840	3,236,663

Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/15/31	6,665	8,649,770

Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/31	2,920	3,331,866

Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/38	1,000	1,094,640

Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.25%	12/01/35	1,000	1,196,860

Harris County Health Facilities Development Corp. (TECO);
Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/26	3,860	4,288,769

Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/27	3,180	3,512,564

HFDC of Central Texas, Inc. (Sears Tyler Methodist); Series 2009 B, RB	6.38%	11/15/19	200	196,320

Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/23	1,805	1,861,298

Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(f)	0.00%	09/01/26	8,750	4,546,325

Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(f)	0.00%	09/01/27	3,600	1,769,076

Houston (City of);
Series 2004 A, Ref. First Lien Combined Utility System RB (INS–AGM)(a)	5.25%	05/15/22	15,000	16,433,100

Series 2004 A, Ref. First Lien Combined Utility System RB (INS–BHAC)(a)	5.25%	05/15/23	22,500	24,649,650

Series 2004 A, Ref. First Lien Combined Utility System RB (INS–NATL)(a)	5.25%	05/15/25	5,000	5,447,950

Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	6.50%	05/15/31	1,740	1,938,778

Series 2011 A, RB	6.88%	05/15/41	1,700	1,940,907

Houston Independent School District; Series 2008, Schoolhouse Limited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/26	6,875	8,041,000

Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community); Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	4,000	4,009,320

Mission Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(b)(c)(d)	6.00%	08/01/13	5,000	5,336,500

North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB	6.00%	01/01/23	2,000	2,378,620

Series 2008 A, Ref. First Tier System RB	5.63%	01/01/33	3,500	3,843,945

Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(f)	0.00%	01/01/28	12,800	6,242,816

Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(f)	0.00%	01/01/29	2,165	992,652

Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(f)	0.00%	01/01/31	4,710	1,925,495

Series 2008 F, Ref. Second Tier System RB	6.13%	01/01/31	4,000	4,436,840

Series 2008 L-2, Ref. First Tier System RB(c)(d)	6.00%	01/01/13	2,000	2,090,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Nueces River Authority (Corpus Christi);
Series 2005, Ref. Facilities RB (INS–AGM)(a)	5.00%	07/15/25	$2,750	$3,072,162

Series 2005, Ref. Facilities RB (INS–AGM)(a)	5.00%	03/01/27	2,000	2,185,040

San Antonio (City of);
Series 2002, Ref. Water System RB(c)(g)	5.00%	05/15/12	4,425	4,470,445

Series 2002, Ref. Water System RB(c)(g)	5.00%	05/15/12	575	580,923

Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB	6.13%	11/15/29	2,000	2,181,720

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/37	345	343,130

Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB	5.00%	11/15/17	500	558,925

Series 2007, Retirement Facility RB	5.25%	11/15/37	4,000	4,045,880

Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/25	2,200	2,041,424

Series 2007, Retirement Facility RB	5.75%	02/15/29	1,500	1,342,005

Series 2009 B-2, Retirement Facility RB	6.50%	02/15/14	1,105	1,105,685

Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008 A, Ref. RB (INS–AGC)(a)	5.75%	07/01/18	3,045	3,330,591

Series 2008 A, Ref. RB (INS–AGC)(a)	6.50%	07/01/37	4,250	4,897,785

Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/17	2,700	3,148,605

Tarrant County Health Facilities Development Corp.; Series 1987 B, RB(g)	5.00%	09/01/15	1,750	1,906,957

Texas (State of) Department of Housing & Community Affairs; Series 1992 C-2, Regular Residual Interest Home Mortgage RB (CEP–GNMA)(b)(h)	13.28%	07/02/24	475	516,316

Texas (State of) Transportation Commission; Series 2008, Mobility Fund Unlimited Tax GO Bonds(e)	5.00%	04/01/28	4,000	4,664,160

Texas (State of) Transportation Commission; Series 2006 A, First Tier RB	5.00%	04/01/20	2,000	2,318,060

Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB (INS–BHAC)(a)(f)	0.00%	08/15/27	1,000	515,260

Series 2002 A, First Tier RB (INS–AMBAC)(a)	5.50%	08/15/39	10,000	10,070,000

Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/25	1,610	1,892,603

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	5,460	6,203,707

Victoria Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/23	1,790	2,076,704

				234,299,885

Utah–0.41%
Provo (City of); Series 1984 A, Electric RB(g)	10.38%	09/15/15	310	366,900

Salt Lake City (City of) (IHC Hospitals, Inc.); Series 1983, Hospital RB(g)	5.00%	06/01/15	5,000	5,461,250

Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	600	560,184

Utah Housing Corp.; Series 2008 C-1, Class III, Single Family Mortgage RB(b)	5.70%	07/01/28	1,920	2,023,066

				8,411,400

Vermont–0.15%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	3,550	3,116,936

Virgin Islands–0.19%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/25	3,600	3,894,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–0.33%
Peninsula Town Center Community Development Authority; Series 2007, Special Obligation RB	6.45%	09/01/37	$993	$908,734

Tobacco Settlement Financing Corp.; Series 2005, Asset-Backed RB(g)	5.50%	06/01/26	1,000	1,096,120

Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(j)	8.00%	07/01/19	1,000	1,059,430

Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/29	2,000	2,407,760

White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	1,219	1,292,506

				6,764,550

Washington–4.97%
Energy Northwest (No. 3); Series 2002 B, Ref. Electric RB (INS–AGM)(a)	6.00%	07/01/16	5,000	5,095,450

Energy Northwest (Wind); Series 2003, RB (INS–AMBAC)(a)	5.00%	07/01/23	1,365	1,375,415

Fife (City of); Series 2004, Water & Sewer RB (INS–NATL)(a)	5.13%	04/01/24	685	687,322

FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/39	1,000	1,109,200

Grant (County of) Public Utility District No. 2; Series 2005 A, Ref. Wanapum Hydroelectric Development RB (INS–NATL)(a)	5.00%	01/01/38	2,500	2,567,350

Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/28	950	826,206

King (County of) Housing Authority (Egis Housing Program); Series 2007, Capital Fund Program RB (INS–AGM)(a)(b)	5.30%	06/01/23	1,025	1,059,296

King (County of) Public Hospital District No. 1; Series 2008 A, Limited Tax GO Bonds (INS–AGC)(a)	5.25%	12/01/28	3,575	4,046,864

Lynnwood (City of) Public Facilities District (Convention Center); Series 2005, RB (INS–AMBAC)(a)	5.00%	12/01/34	4,140	4,234,268

Seattle (City of);
Series 2003, Ref. Water System RB (INS–NATL)(a)	5.00%	09/01/20	10,000	10,638,500

Series 2003, Ref. Water System RB (INS–NATL)(a)	5.00%	09/01/23	10,000	10,630,700

Series 2008, Drainage & Wastewater RB	5.00%	06/01/25	2,450	2,817,573

Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	2,000	2,479,180

Snohomish (County of) Public Utility District No. 1; Series 2002, Electric RB(c)(g)	5.50%	12/01/12	2,565	2,668,421

Spokane (City of) Public Facilities District;
Series 2003, Hotel, Motel & Sales Tax Use RB (INS–NATL)(a)	5.75%	12/01/25	2,000	2,146,140

Series 2003, Hotel, Motel & Sales Tax Use RB (INS–NATL)(a)	5.75%	12/01/26	2,420	2,584,173

Series 2003, Hotel, Motel & Sales Use Tax RB (INS–NATL)(a)	5.25%	09/01/33	3,000	3,076,860

Washington (State of) Health Care Facilities Authority (MultiCare Health System);
Series 2004 A, RB (INS–AGM)(a)	5.25%	08/15/28	1,000	1,099,490

Series 2008 B, RB (INS–AGC)(a)	6.00%	08/15/39	2,000	2,272,220

Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 D, RB (INS–AGM)(a)	5.25%	10/01/33	5,000	5,440,300

Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB	5.38%	10/01/29	500	537,655

Series 2009, Ref. RB	5.63%	10/01/40	1,500	1,598,970

Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(j)	6.00%	01/01/27	1,100	1,123,749

Washington (State of);
Series 2007 B, Motor Vehicle Fuel Unlimited Tax GO Bonds	5.00%	07/01/27	2,250	2,665,755

Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(e)	5.00%	08/01/30	21,500	25,303,350

Wenatchee School District No. 246; Series 2002, Unlimited Tax GO Bonds(c)(g)	5.00%	06/01/12	4,115	4,166,273

				102,250,680

West Virginia–0.18%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(b)	5.50%	10/15/37	1,000	1,029,140

Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.85%	06/01/34	250	253,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Van Kampen Municipal Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

West Virginia–(continued)

Pleasants (County of) Commission (Allegheny Energy Supply Co., LLC Pleasants Station); Series 2007 F, Ref. PCR	5.25%	10/15/37	$855	$885,447

West Virginia (State of) Economic Development Authority (Correctional, Juvenile & Public Safety Facilities); Series 2002 A, Lease RB(c)(g)	5.50%	06/01/12	1,530	1,566,230

				3,734,624

Wisconsin–1.44%
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(b)	5.38%	11/01/21	2,000	2,177,360

Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/28	1,250	933,188

Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB	5.50%	05/01/31	2,000	2,184,160

Series 2011 A, RB	5.75%	05/01/35	1,000	1,103,700

Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB	6.38%	02/15/29	500	581,910

Series 2009, RB	6.63%	02/15/39	1,000	1,137,600

Wisconsin (State of) Housing & Economic Development Authority;
Series 2007 C, Home Ownership RB(b)(e)	5.13%	09/01/28	3,885	4,012,428

Series 2008 A, Home Ownership RB(b)	5.30%	09/01/23	8,125	8,652,637

Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/25	2,355	2,775,273

Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	5,000	5,956,600

				29,514,856

Wyoming–0.55%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/39	4,000	4,523,640

Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(b)	5.60%	12/01/35	2,005	2,031,045

West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/31	1,000	1,159,400

Wyoming (State of) Municipal Power Agency;
Series 2008 A, Power Supply RB	5.50%	01/01/33	2,360	2,601,286

Series 2009 A, Power Supply RB	5.00%	01/01/36	1,000	1,066,968

				11,382,339

TOTAL INVESTMENTS(l)–107.20% (Cost $2,023,730,964)				2,203,940,936

FLOATING RATE NOTE OBLIGATIONS(m)–(8.07%)
Notes with interest rates ranging from 0.13% to 0.33% at 02/29/12 and contractual maturities of collateral ranging from 05/15/23 to 08/15/42 (See Note 1K)				(165,940,000)

OTHER ASSETS LESS LIABILITIES–0.87%				17,850,116

NET ASSETS–100.00%				$2,055,851,052

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CARS	– Convertible Auction Rate Security
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance, Co.
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FNMA	– Federal National Mortgage Association
FTA	– Federal Transit Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SFH	– Single-Family Housing
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Van Kampen Municipal Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(e)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(f)	Zero coupon bond issued at a discount.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $19,470,946 which represents 0.95% of Net Assets.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $2,305,087, which represented 0.11% of the Fund’s Net Assets.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $11,574,091, which represented 0.56% of the Fund’s Net Assets.
(k)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $13,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	12.1%

Assured Guaranty Municipal Corp.	11.0

Assured Guaranty Corp.	6.8

American Municipal Bond Assurance Corp.	6.0

(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 29, 2012, the Fund’s investments with a value of $300,439,060 are held by Dealer Trusts and serve as collateral for the $165,940,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Van Kampen Municipal Income Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $2,023,730,964)	$2,203,940,936

Receivable for:
Investments sold	3,592,417

Fund shares sold	1,390,480

Interest	27,156,619

Investment for trustee deferred compensation and retirement plans	20,733

Other assets	25,086

Total assets	2,236,126,271

Liabilities:
Floating rate note obligations	165,940,000

Payable for:
Fund shares reacquired	1,672,197

Amount due custodian	8,918,574

Dividends	2,817,563

Accrued fees to affiliates	636,532

Accrued other operating expenses	103,528

Trustee deferred compensation and retirement plans	186,825

Total liabilities	180,275,219

Net assets applicable to shares outstanding	$2,055,851,052

Net assets consist of:
Shares of beneficial interest	$2,082,526,989

Undistributed net investment income	5,284,666

Undistributed net realized gain (loss)	(212,170,575)

Unrealized appreciation	180,209,972

$2,055,851,052

Net Assets:
Class A	$1,486,244,870

Class B	$23,655,828

Class C	$68,495,403

Class Y	$477,454,951

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	108,596,042

Class B	1,731,381

Class C	5,023,173

Class Y	34,899,014

Class A:
Net asset value per share	$13.69

Maximum offering price per share
(Net asset value of $13.69 divided by 95.25%)	$14.37

Class B:
Net asset value and offering price per share	$13.66

Class C:
Net asset value and offering price per share	$13.64

Class Y:
Net asset value and offering price per share	$13.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Van Kampen Municipal Income Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$89,139,536

Expenses:
Advisory fees	7,575,320

Administrative services fees	391,620

Custodian fees	49,474

Distribution fees:
Class A	2,997,269

Class B	230,322

Class C	588,678

Interest, facilities and maintenance fees	1,149,420

Transfer agent fees	920,191

Trustees’ and officers’ fees and benefits	94,927

Other	324,275

Total expenses	14,321,496

Less: Expense offset arrangement(s)	(1,182)

Net expenses	14,320,314

Net investment income	74,819,222

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities (includes net gains from securities sold to affiliates of $42,323)	(15,843,629)

Change in net unrealized appreciation of investment securities	156,377,525

Net realized and unrealized gain	140,533,896

Net increase in net assets resulting from operations	$215,353,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Van Kampen Municipal Income Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010

		Five months
	Year ended	ended	Year ended
	February 29,	February 28,	September 30,
	2012	2011	2010

Operations:
Net investment income	$74,819,222	$13,145,712	$34,814,733

Net realized gain (loss)	(15,843,629)	(12,627,066)	(12,985,380)

Change in net unrealized appreciation (depreciation)	156,377,525	(37,333,612)	21,283,630

Net increase (decrease) in net assets resulting from operations	215,353,118	(36,814,966)	43,112,983

Distributions to shareholders from net investment income:
Class A	(56,019,120)	(11,943,783)	(30,699,296)

Class B	(919,419)	(372,740)	(1,006,199)

Class C	(2,334,343)	(813,479)	(2,048,414)

Class Y	(16,859,745)	(148,405)	(195,465)

Total distributions from net investment income	(76,132,627)	(13,278,407)	(33,949,374)

Share transactions–net:
Class A	864,065,969	(56,460,731)	(28,863,531)

Class B	3,851,281	(3,546,068)	612,789

Class C	24,001,828	(8,436,002)	6,676,270

Class Y	442,278,679	3,378,829	(1,443,087)

Net increase (decrease) in net assets resulting from share transactions	1,334,197,757	(65,063,972)	(23,017,559)

Net increase (decrease) in net assets	1,473,418,248	(115,157,345)	(13,853,950)

Net assets:
Beginning of year	582,432,804	697,590,149	711,444,099

End of year (includes undistributed net investment income of $5,284,666, $2,884,012 and $2,915,917 respectively)	$2,055,851,052	$582,432,804	$697,590,149

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

34        Invesco Van Kampen Municipal Income Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

35        Invesco Van Kampen Municipal Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.50%

Over $500 million	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.83%, 1.58%, 1.58% and 0.58% of average daily net assets, respectively. Prior to June 6, 2011, the Adviser had contractually agreed

36        Invesco Van Kampen Municipal Income Fund

to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $101,024 in front-end sales commissions from the sale of Class A shares and $13,285, $39,417 and $1,483 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$2,203,940,936	$—	$2,203,940,936

37        Invesco Van Kampen Municipal Income Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities sales of $3,517,035, which resulted in net realized gains of $42,323.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,182.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,885 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 29, 2012 were $126,851,615 and 0.91%, respectively.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the Period November 1, 2010 to February 28, 2011 and the year ended September 30, 2010:

		Five months
	Year ended	ended	Year ended
	February 29,	February 28,	September 30,
	2012	2011	2010

Ordinary income	$—	$46,069	$58,755

Ordinary income — tax exempt	76,132,627	13,232,338	33,890,619

Total distributions	$76,132,627	$13,278,407	$33,949,374

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$1,264,818

Net unrealized appreciation — investments	183,435,757

Temporary book/tax differences	(184,637)

Post-October deferrals	(5,019,508)

Capital loss carryforward	(206,172,367)

Shares of beneficial interest	2,082,526,989

Total net assets	$2,055,851,052

38        Invesco Van Kampen Municipal Income Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and TOBs.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2014	$210,390	$—	$210,390

February 28, 2015	18,895,779	—	18,895,779

February 29, 2016	71,376,480	—	71,376,480

February 28, 2017	43,046,374	—	43,046,374

February 28, 2018	10,380,389	—	10,380,389

February 28, 2019	21,329,984	—	21,329,984

Not subject to expiration	402,125	40,530,846	40,932,971

	$165,641,521	$40,530,846	$206,172,367

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Tax-Exempt Securities Fund and Invesco Van Kampen Insured Tax Free Income Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $248,611,808 and $110,961,667, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$210,014,198

Aggregate unrealized (depreciation) of investment securities	(26,578,441)

Net unrealized appreciation of investment securities	$183,435,757

Cost of investments for tax purposes is $2,020,505,179.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, market discount and merger expenses, on February 29, 2012, undistributed net investment income was increased by $39,809, and shares of beneficial interest decreased by $39,809. Further, as a result of tax deferrals acquired in the reorganization of Invesco Tax-Exempt Securities Fund and Invesco Van Kampen Insured Tax Free Income Fund into the Fund, undistributed net investment income was increased by $3,674,250, undistributed net realized gain (loss) was decreased by $135,338,059 and shares of beneficial interest increased by $131,663,809. These reclassifications had no effect on the net assets of the Fund.

39        Invesco Van Kampen Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Five months ended		Year ended
	February 29, 2012(a)		February 28, 2011		September 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	4,377,575	$59,416,620	1,154,740	$14,866,397	5,645,097	$74,086,501

Class B	42,298	636,368	29,318	389,134	497,955	6,491,487

Class C	571,079	7,679,862	206,809	2,659,483	1,139,787	14,915,406

Class Y	577,067	9,405,417	590,768	7,862,622	125,740	1,653,505

Issued as reinvestment of dividends:
Class A	2,635,212	34,626,839	537,459	6,880,937	1,976,582	25,977,065

Class B	40,462	528,046	16,460	210,446	59,436	779,430

Class C	112,809	1,471,638	41,003	523,695	131,538	1,723,734

Class Y	675,853	8,913,822	7,454	94,971	4,459	58,746

Automatic conversion of Class B shares to Class A shares:
Class A	295,123	3,835,118	75,712	977,656	118,987	1,583,578

Class B	(294,735)	(3,835,118)	(75,830)	(977,656)	(119,166)	(1,583,578)

Issued in connection with acquisitions:(b)
Class A	72,211,474	926,520,495	—	—	—	—

Class B	801,386	10,264,496	—	—	—	—

Class C	2,075,427	26,526,170	—	—	—	—

Class Y	36,300,580	465,539,882	—	—	—	—

Reacquired:
Class A	(12,285,621)	(160,333,103)	(6,198,924)	(79,185,721)	(9,930,943)	(130,510,675)

Class B	(288,818)	(3,742,511)	(251,605)	(3,167,992)	(388,137)	(5,074,550)

Class C	(901,267)	(11,675,842)	(913,424)	(11,619,180)	(759,623)	(9,962,870)

Class Y	(3,162,868)	(41,580,442)	(358,185)	(4,578,764)	(241,609)	(3,155,338)

Net increase (decrease) in share activity	103,783,036	$1,334,197,757	(5,138,245)	$(65,063,972)	(1,739,897)	$(23,017,559)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen Insured Tax Free Fund and Invesco Tax-Exempt Securities Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 111,388,867 shares of the Fund for 48,716,530 shares outstanding of Invesco Van Kampen Insured Tax Free Fund and 61,280,342 shares outstanding of Invesco Tax-Exempt Securities Fund as of the close of business on June 3, 2011. Each class of shares of the Target Funds, except for Class B and Class C shares of Invesco Tax-Exempt Securities Fund, was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on June 3, 2011. Class B and Class C shares of Invesco Tax-Exempt Securities Fund were exchanged for Class A shares of the Fund, based on the relative net asset value of Invesco Tax-Exempt Securities Fund to the net asset value of the Fund at the close of business on June 3, 2011. Invesco Van Kampen Insured Tax Free Fund’s net assets at that date of $779,459,784, including $19,925,078 of unrealized appreciation and Invesco Tax-Exempt securities Fund’s net assets at that date of $649,391,259 including $29,511,747 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $575,797,324 and $2,004,648,367 immediately after the acquisition.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$58,050,612

Net realized/unrealized gains	192,837,864

Change in net assets resulting from operations	$250,888,476

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since June 6, 2011.

40        Invesco Van Kampen Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Supplemental
										Ratio of		Ratio of		ratio of expenses
										expenses		expenses		to average net
			Net gains							to average		to average net		assets with		Ratio of net
	Net asset		(losses) on		Dividends					net assets		assets without		fee waivers		investment
	value,	Net	securities (both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		(excluding interest,		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		facilities and		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return		(000s omitted)	absorbed		absorbed		maintenance fees)(b)		net assets		turnover(c)

Class A
Year ended 02/29/12	$12.54	$0.60	$1.17	$1.77	$(0.62)	$13.69	14.47	%(d)	$1,486,245	0.90	%(e)	0.90	%(e)	0.83	%(e)	4.58	%(e)	15%
Period ended 02/28/11	13.52	0.27	(0.98)	(0.71)	(0.27)	12.54	(5.25	)(d)	518,732	0.93	(f)	0.93	(f)	0.86	(f)	5.08	(f)	3
Year ended 09/30/10	13.34	0.68	0.16	0.84	(0.66)	13.52	6.54	(d)	619,236	0.95		0.95		0.87		5.14		10
Year ended 09/30/09	12.45	0.66	0.96	1.62	(0.73)	13.34	13.88	(g)	640,103	1.01		1.01		0.90		5.57		29
Year ended 09/30/08	14.29	0.69	(1.84)	(1.15)	(0.69)	12.45	(8.31	)(g)	526,693	1.41		1.41		0.88		5.03		62
Year ended 09/30/07	14.84	0.62	(0.52)	0.10	(0.65)	14.29	0.66	(g)	625,934	1.28		1.28		0.87		4.21		28

Class B
Year ended 02/29/12	12.52	0.50	1.16	1.66	(0.52)	13.66	13.56	(d)	23,656	1.65	(e)	1.65	(e)	1.58	(e)	3.83	(e)	15
Period ended 02/28/11	13.50	0.23	(0.98)	(0.75)	(0.23)	12.52	(5.57	)(d)	17,918	1.68	(f)	1.68	(f)	1.61	(f)	4.33	(f)	3
Year ended 09/30/10	13.32	0.57	0.17	0.74	(0.56)	13.50	5.76	(d)	23,116	1.70		1.70		1.62		4.38		10
Year ended 09/30/09	12.43	0.57	0.96	1.53	(0.64)	13.32	13.05	(h)	22,144	1.76		1.76		1.65		4.81		29
Year ended 09/30/08	14.27	0.59	(1.84)	(1.25)	(0.59)	12.43	(9.02	)(h)	15,688	2.17		2.17		1.63		4.26		62
Year ended 09/30/07	14.82	0.51	(0.52)	(0.01)	(0.54)	14.27	(0.09	)(h)	20,942	2.03		2.03		1.62		3.45		28

Class C
Year ended 02/29/12	12.50	0.50	1.16	1.66	(0.52)	13.64	13.58	(d)	68,495	1.65	(e)	1.65	(e)	1.58	(e)	3.83	(e)	15
Period ended 02/28/11	13.47	0.23	(0.97)	(0.74)	(0.23)	12.50	(5.51	)(d)	39,563	1.68	(f)	1.68	(f)	1.61	(f)	4.33	(f)	3
Year ended 09/30/10	13.30	0.57	0.16	0.73	(0.56)	13.47	5.69	(d)	51,613	1.70		1.70		1.62		4.38		10
Year ended 09/30/09	12.41	0.57	0.96	1.53	(0.64)	13.30	13.08	(i)	44,133	1.76		1.76		1.65		4.79		29
Year ended 09/30/08	14.24	0.59	(1.83)	(1.24)	(0.59)	12.41	(8.97	)(i)	18,293	2.17		2.17		1.63		4.31		62
Year ended 09/30/07	14.79	0.50	(0.51)	(0.01)	(0.54)	14.24	(0.10	)(i)	17,390	2.04		2.04		1.62		3.46		28

Class Y(j)
Year ended 02/29/12	12.53	0.64	1.16	1.80	(0.65)	13.68	14.76	(d)	477,455	0.65	(e)	0.65	(e)	0.58	(e)	4.83	(e)	15
Period ended 02/28/11	13.51	0.28	(0.97)	(0.69)	(0.29)	12.53	(5.16	)(d)	6,370	0.68	(f)	0.68	(f)	0.61	(f)	5.33	(f)	3
Year ended 09/30/10	13.33	0.71	0.16	0.87	(0.69)	13.51	6.81	(d)	3,625	0.70		0.70		0.62		5.37		10
Year ended 09/30/09	12.45	0.70	0.94	1.64	(0.76)	13.33	14.08	(k)	5,064	0.77		0.77		0.66		5.89		29
Year ended 09/30/08	14.29	0.72	(1.83)	(1.11)	(0.73)	12.45	(8.07	)(k)	264	1.16		1.16		0.63		5.25		62
Year ended 09/30/07	14.83	0.65	(0.50)	0.15	(0.69)	14.29	0.98	(k)	392	1.03		1.03		0.62		4.42		28

(a)	Calculated using average shares outstanding.
(b)	For years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period February 29, 2012, the portfolio turnover calculation excludes securities purchased of $1,346,611,089 and sold of $222,312,073 in effort to realign the Fund’s portfolio after the reorganization of Invesco Van Kampen Insured Tax Free Fund and Invesco Tax-Exempt Securities Fund into the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,198,907, $23,032, $58,868 and $347,041 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	On June 1, 2010, Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

41        Invesco Van Kampen Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

42        Invesco Van Kampen Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,074.20	$4.54	$1,020.49	$4.42	0.88%

B	1,000.00	1,069.50	8.39	1,016.76	8.17	1.63

C	1,000.00	1,070.50	8.39	1,016.76	8.17	1.63

Y	1,000.00	1,074.70	3.25	1,021.73	3.17	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

43        Invesco Van Kampen Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	99.90%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44        Invesco Van Kampen Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Municipal Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology communications company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international consulting company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Van Kampen Municipal Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

T-3        Invesco Van Kampen Municipal Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Municipal Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-MINC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen New York Tax Free Income Fund
Nasdaq:
A: VNYAX ■ B: VBNYX ■ C: VNYCX ■ Y: VNYYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
24	Financial Highlights
25	Auditor’s Report
26	Fund Expenses
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen New York Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices.
     This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Van Kampen New York Tax Free Income Fund posted positive returns and, at net asset value (NAV), outperformed its style-specific benchmark, the Barclays New York Municipal Index. The Fund’s hospital allocation and exposure to lower quality credits contributed to this outperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.24%

Class B Shares	15.81

Class C Shares	14.33

Class Y Shares	15.38

Barclays Municipal Bond Index▼ (Broad Market Index)	12.42

Barclays New York Municipal Index▪ (Style-Specific Index)	11.33
Source(s): ▼Lipper Inc.; ▪Barclays via FactSet Research Systems Inc.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. Under normal market conditions, we seek to achieve the Fund’s investment objective by investing primarily in a portfolio of New York municipal securities that are investment grade at the time of purchase. The Fund is designed for investors who are residents of New York, for New York tax purposes.
     Under normal market conditions, the Fund invests at least 80% of its total assets in securities rated investment grade by at least one nationally recognized statistical rating organization – or if not rated, securities we determine to be of comparable quality – at the time of purchase. However, the Fund may not invest more than 20% of its total assets in unrated investment grade securities.
     Under normal market conditions, the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality at the time of purchase. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. The Fund does not purchase municipal securities that are in default or considered extremely speculative.
     Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.
     From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.
     The Fund may purchase and sell options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, which are derivative instruments for various portfolio management purposes, including earning income, facilitating portfolio management and mitigating risks.

     We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned 10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1
     During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010, the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
     In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	94.4%

General Obligation Bonds	3.0

Pre-Refunded Bonds	2.6

Total Net Assets	$167.9 million

Total Number of Holdings	160

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	New York (State of) Dormitory Authority	5.00%	7/1/35	3.0%

2.	New York (City of) Trust for Cultural Resources	0.15	12/1/35	3.0

3.	New York (City of) Municipal Water Finance Authority	5.00	6/15/37	2.6

4.	Puerto Rico Sales Tax Financing Corp.	5.00	8/1/40	2.3

5.	Erie (County of) Industrial Development Agency	5.25	5/1/30	2.0
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Van Kampen New York Tax Free Income Fund

     New York continues to benefit from a broad-based, wealthy economy with strong demographics and a highly-educated workforce. Challenges remain, however, including the cyclical nature of the economy; the state’s dependence on the New York City-based financial services industry; the state’s above-average dependence on income taxes; and high recurring expenditures due to the state’s generous social service programs. The state’s pension system is well funded compared to other states.
     In terms of yield curve positioning, the Fund’s overweight exposure to the intermediate part (15 to 20 years) and long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient way to manage duration, yield curve exposure and credit exposure, and they can potentially enhance yield.
     Sector performance was driven by spread tightening between lower rated and higher rated investment grade municipal securities for most of the reporting period, largely due to declining yields, increased demand and lower tax-exempt issuance. As a result, our overweight exposure to lower quality credits contributed to Fund performance as these credits outperformed their higher quality counterparts. The Fund’s allocation to unrated bonds also contributed to relative performance.
     Our overweight exposure and security selection in hospital, leasing and industrial development revenue/pollution control revenue bonds contributed to Fund returns for the reporting period. Our underweight exposure to local general obligation bonds detracted from performance.
     Thank you for investing in Invesco Van Kampen New York Tax Free Income Fund and for sharing our long-term investment horizon.
1	Source: Lipper Inc.

2	Source: CBS News

3	Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Julius Williams
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a B.A. in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
Effective March 1, 2012, after the close of the reporting period, Stephen Turman left the management team.

5 Invesco Van Kampen New York Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco Van Kampen New York Tax Free Income Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/29/94)		5.42%	5.38%	5.33%

10	Years	4.37	4.33	4.34

5	Years	3.22	3.21	3.37

1	Year	9.77	9.77	8.00

Class B Shares

Inception (7/29/94)		5.36%	5.31%	5.25%

10	Years	4.44	4.40	4.36

5	Years	3.83	3.82	3.89

1	Year	10.81	10.81	8.71

Class C Shares

Inception (7/29/94)		4.94%	4.89%	4.82%

10	Years	4.10	4.07	4.02

5	Years	3.48	3.47	3.50

1	Year	13.33	13.33	10.11

Class Y Shares

10	Years	4.92%	4.88%	4.83%

5	Years	4.30	4.30	4.32

1	Year	15.38	15.38	11.82

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
		Before	After Taxes on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (7/29/94)		5.28%	5.23%	5.20%

10	Years	4.39	4.35	4.37

5	Years	2.79	2.78	3.00

1	Year	6.16	6.16	5.64

Class B Shares

Inception (7/29/94)		5.21%	5.17%	5.12%

10	Years	4.45	4.41	4.38

5	Years	3.31	3.30	3.44

1	Year	6.68	6.68	5.96

Class C Shares

Inception (7/29/94)		4.80%	4.75%	4.70%

10	Years	4.12	4.08	4.05

5	Years	3.02	3.01	3.12

1	Year	9.66	9.66	7.73

Class Y	Shares

10	Years	4.93%	4.89%	4.86%

5	Years	3.85	3.84	3.94

1	Year	11.61	11.61	9.36

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.68%, 0.76%, 1.43% and 0.43%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.93%, 1.01%, 1.68% and 0.68%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0%
at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen New York Tax Free Income Fund

Invesco Van Kampen New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.

■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations that possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund’s interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	State-specific risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund that does not limit its investments to such issuers.
■	Derivative instruments risk. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Alternative minimum tax risk. The Fund may invest up to 20% of its total assets in securities subject to the federal alternative minimum tax.

About indexes used in this report
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays New York Municipal Index is an index of New York investment grade municipal bonds.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.

■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VNYAX
Class B Shares	VBNYX
Class C Shares	VNYCX
Class Y Shares	VNYYX

8 Invesco Van Kampen New York Tax Free Income Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–104.68%
New York–93.92%
Albany (City of) Industrial Development Agency (Albany College of Pharmacy); Series 2004 A, Civic Facility RB	5.63%	12/01/34	$1,290	$1,312,730

Albany (City of) Industrial Development Agency (Albany Law School University); Series 2007 A, Civic Facility RB	5.00%	07/01/31	1,000	1,037,610

Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility RB	5.75%	11/15/27	400	441,516

Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS–AGM)(a)	5.00%	12/15/25	500	568,440

Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB	6.25%	11/15/38	1,000	1,104,780

Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/34	500	593,280

Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(b)	0.00%	07/15/34	3,685	1,054,536

Series 2009, PILOT RB	6.25%	07/15/40	475	513,238

Series 2009, PILOT RB	6.38%	07/15/43	475	514,496

Chautauqua (County of) Industrial Development Agency (NRG Energy, Inc.–Dunkirk Power LLC); Series 2009, Exempt Facility RB	5.88%	04/01/42	1,510	1,626,164

Dutchess (County of) Industrial Development Agency (Elant at Fishkill, Inc.); Series 2007 A, Civic Facility RB	5.25%	01/01/37	365	294,971

East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,000	904,410

Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB(c)	5.25%	05/01/30	2,850	3,278,099

Essex (County of) Industrial Development Agency (International Paper); Series 2005 A, Ref. Solid Waste Disposal RB(d)	5.20%	12/01/23	1,100	1,120,097

Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB	5.75%	07/01/39	1,340	1,463,293

Hudson Yards Infrastructure Corp.; Series 2011 A, RB	5.75%	02/15/47	875	990,404

Islip (Town of) Resource Recovery Agency (1985 Facility); Series 2004 E, RB (INS–AGM)(a)(d)	5.75%	07/01/22	1,290	1,375,772

Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility RB	6.00%	07/01/30	1,000	991,130

Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(a)(b)	0.00%	06/01/18	2,000	1,796,700

Series 2008 A, Electric System General RB (INS–BHAC)(a)	5.50%	05/01/33	355	410,511

Madison (County of) Industrial Development Agency (Colgate University);
Series 2003 B, RB	5.00%	07/01/33	500	513,375

Series 2005 A, RB (INS–AMBAC)(a)	5.00%	07/01/35	750	794,715

Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/27	615	711,801

Series 2009 B, Dedicated Tax Fund RB	5.00%	11/15/34	1,500	1,655,625

Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB	5.50%	10/01/41	370	401,091

Monroe County Industrial Development Corp. (University of Rochester); Series 2011 A, RB	5.00%	07/01/36	875	959,376

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2007 A, Continuing Care Retirement Community RB	5.88%	01/01/18	500	456,350

Series 2007 A, Continuing Care Retirement Community RB	6.70%	01/01/43	1,250	980,525

Nassau (County of) Industrial Development Agency (Cold Spring Harbor Laboratory); Series 1999, VRD Ref. & Improvement Civic Facilities IDR(e)	0.08%	01/01/34	2,555	2,555,000

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/26	1,000	945,200

New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997, Special Obligation RB (INS–NATL)(a)(d)	5.75%	12/01/22	2,000	2,000,180

Series 2010, Special Obligation RB	6.00%	12/01/42	860	962,202

New York (City of) Industrial Development Agency (7 World Trade Center, LLC); Series 2005 A, Liberty RB	6.25%	03/01/15	925	927,442

New York (City of) Industrial Development Agency (Airis JFK I, LLC); Series 2001 A, Airport Facility RB(d)	5.50%	07/01/28	1,000	929,800

New York (City of) Industrial Development Agency (IAC/InterActive Corp.); Series 2005, Liberty RB	5.00%	09/01/35	1,515	1,516,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/37	$1,500	$1,527,105

New York (City of) Industrial Development Agency (Royal Charter Properties, Inc.–New York & Presbyterian Hospital Leasehold); Series 2001, Parking Facility RB (INS–AGM)(a)	5.38%	12/15/16	1,405	1,438,860

New York (City of) Industrial Development Agency (Staten Island University Hospital); Series 2001 B, Civic Facility RB(f)(g)	6.38%	07/01/12	1,095	1,117,875

New York (City of) Industrial Development Agency (Terminal One Group Association, L.P.);
Series 2005, Special Facility RB(d)(g)(h)	5.50%	01/01/16	2,000	2,162,960

Series 2005, Special Facility RB(d)(g)(h)	5.50%	01/01/16	2,000	2,124,320

New York (City of) Municipal Water Finance Authority;
Series 2005 D, Water & Sewer System RB(c)	5.00%	06/15/37	4,000	4,406,040

Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/40	2,000	2,310,420

New York (City of) Transitional Finance Authority;
Series 2008 S-1, Building Aid RB	5.50%	07/15/38	500	559,880

Series 2008 S-2, Building Aid RB	6.00%	07/15/33	850	999,957

Series 2009 A, Future Tax Sec. RB(c)	5.00%	05/01/28	755	869,375

Series 2009 A, Future Tax Sec. RB(c)	5.00%	05/01/29	605	692,277

Series 2009 A, Future Tax Sec. RB(c)	5.00%	05/01/30	605	688,181

Series 2009 S-3, Building Aid RB(c)	5.25%	01/15/27	1,310	1,516,142

Series 2009 S-3, Building Aid RB(c)	5.25%	01/15/39	1,000	1,100,010

Series 2009 S-5, Building Aid RB	5.00%	01/15/31	595	662,765

Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/24	660	798,871

New York (City of) Trust for Cultural Resources (American Museum of Natural History);
Series 2004 A, Ref. RB (INS–NATL)(a)(c)	5.00%	07/01/44	960	989,078

Series 2008 A-2, VRD RB(e)	0.21%	04/01/27	700	700,000

New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/39	850	911,710

New York (City of) Trust for Cultural Resources (Lincoln Center); Series 2008 A-1, Ref. VRD RB (LOC–Bank of America N.A.)(e)(i)	0.15%	12/01/35	5,000	5,000,000

New York (City of) Trust for Cultural Resources (Museum of Modern Art); Series 2008 1A, Ref. RB	5.00%	04/01/31	800	890,696

New York (City of);
Subseries 2008 F-1, Unlimited Tax GO Bonds	5.50%	11/15/28	1,750	2,056,495

Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/35	400	491,524

Subseries 2008 I-1, Unlimited Tax GO Bonds	5.00%	02/01/25	405	462,056

New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2003 B, RB (INS–SGI)(a)	5.38%	07/01/23	1,000	1,036,450

Series 2009, RB	5.75%	07/01/33	660	749,173

New York (State of) Dormitory Authority (Catholic Health Services of Long Island–St. Francis Hospital); Series 2004, RB	5.00%	07/01/27	2,000	2,053,800

New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(a)	5.50%	05/15/27	710	895,395

Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(a)	5.50%	05/15/30	750	955,988

Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(a)	5.50%	05/15/31	555	707,914

New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/41	510	580,808

New York (State of) Dormitory Authority (Cornell University); Series 2006 A, RB(c)	5.00%	07/01/35	4,725	5,083,675

New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/36	1,000	1,173,090

New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS–NATL)(a)	5.25%	07/01/28	935	1,062,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB (INS–AGC)(a)	5.00%	07/01/33	$500	$542,430

Series 2011 A, RB	5.13%	07/01/29	500	570,000

New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, RB (INS–Radian)(a)	5.00%	07/01/41	1,150	1,157,958

New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/29	1,000	1,051,160

New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS–NATL)(a)	5.50%	07/01/23	1,250	1,601,837

New York (State of) Dormitory Authority (Miriam Osborn Memorial Home Association); Series 2000 B, RB (INS–ACA)(a)	6.38%	07/01/29	750	753,180

New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS–NATL)(a)	5.00%	08/01/29	1,000	1,089,640

New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/31	875	934,491

New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.13%	07/01/39	1,250	1,348,912

New York (State of) Dormitory Authority (New York State Rehabilitation Association Pooled Loan Program No. 1); Series 2001 A, RB (INS–AMBAC)(a)	5.50%	07/01/15	960	982,982

New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB	6.00%	07/01/40	1,500	1,686,510

New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(a)	5.50%	07/01/31	1,070	1,399,432

New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group);
Series 2009 A, RB	5.50%	05/01/37	1,250	1,390,950

Subseries 2005 A, RB	5.00%	11/01/26	750	806,708

New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2008, RB	6.50%	12/01/21	1,000	1,087,990

Series 2008, RB	6.13%	12/01/29	500	517,870

New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/40	1,250	1,362,350

New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/41	775	869,426

New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2002 C, RB (INS–NATL)(a)	5.25%	04/01/21	1,000	1,024,850

Series 2002 E, RB (INS–NATL)(a)	5.50%	10/01/17	1,000	1,026,310

Series 2008 C, RB	7.50%	04/01/39	2,000	2,489,000

Series 2008 D, RB (INS–AGC)(a)	5.75%	10/01/24	500	600,730

Series 2009 C, RB (INS–AGC)(a)	5.00%	10/01/24	1,500	1,717,215

New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/35	500	543,735

New York (State of) Dormitory Authority (State University Educational Facilities); Series 1993 A, RB	5.25%	05/15/15	2,000	2,222,300

New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(f)	7.38%	07/01/16	1,445	1,684,697

New York (State of) Dormitory Authority (The New School);
Series 2010, RB	5.50%	07/01/40	1,245	1,392,620

Series 2011, Ref. RB	5.00%	07/01/31	750	831,045

New York (State of) Dormitory Authority (Vassar College); Series 2007, RB	5.00%	07/01/46	925	985,264

New York (State of) Dormitory Authority (Winthrop South Nassau University Health System Obligated Group); Series 2003 B, RB	5.50%	07/01/23	750	768,818

New York (State of) Dormitory Authority;
Series 1993 D, Ref. City University System Consolidated Special Obligation RB (INS–AGM)(a)	5.75%	07/01/12	235	239,357

Series 1996 B, City University System Consolidated RB	6.00%	07/01/14	520	549,510

Series 2007 A, Mental Health Services Facilities Improvement RB (INS–AGM)(a)	5.00%	02/15/27	1,000	1,089,760

Series 2008 C, Mental Health Services Facilities Improvement RB (INS–AGM)(a)(d)	5.25%	02/15/28	2,000	2,144,020

New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(d)(j)	13.39%	07/01/26	1,200	1,206,360

New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/38	730	821,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/25	$500	$579,540

Series 2009 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/29	500	573,835

New York City Health & Hospital Corp.; Series 2003 A, Health System RB (INS–AMBAC)(a)	5.25%	02/15/22	1,000	1,042,470

New York City Housing Development Corp. (East Midtown); Series 1978, MFH RB(k)	6.50%	11/15/18	1,140	1,143,359

New York City Housing Development Corp. (Ruppert); Series 1978, MFH RB(k)	6.50%	11/15/18	1,196	1,260,891

New York City Housing Development Corp.; Series 2005 K, MFH RB(d)	5.00%	11/01/37	1,000	1,015,170

New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/31	875	969,675

New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/49	1,215	1,321,774

New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $636,422)(k)(l)	6.13%	02/15/19	750	8

New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/31	1,430	1,662,303

New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB	5.50%	04/15/35	310	424,945

New York State Urban Development Corp.;
Series 1993 A, Ref. Correctional Facilities RB	5.50%	01/01/14	205	215,857

Series 2008 B, Ref. Service Contract RB	5.25%	01/01/24	750	859,538

North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	06/15/23	935	1,151,209

Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility); Series 1999 A, Civic Facility RB	5.88%	12/01/29	995	994,920

Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/40	1,065	1,132,553

Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC–JPMorgan Chase Bank, N.A.)(d)(i)	5.38%	12/01/36	1,000	1,025,880

Rockland (County of) Solid Waste Management Authority; Series 2003 B, RB (INS–AMBAC)(a)(d)	5.00%	12/15/23	1,000	1,026,680

Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, RB(d)(g)(h)(k)	6.63%	10/01/13	850	859,333

Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(k)	5.38%	01/01/27	1,295	1,163,195

Suffolk (County of) Industrial Development Agency (Family Service League of Suffolk County, Inc.); Series 2004, Civic Facility RB (LOC–Fleet National Bank)(i)	5.00%	11/01/34	825	839,487

Suffolk (County of) Industrial Development Agency (Jefferson’s Ferry); Series 2006, Ref. First Mortgage Continuing Care Retirement Community RB	5.00%	11/01/28	1,000	1,014,690

Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/40	465	500,163

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.); Series 2001 A, First Mortgage RB	7.38%	03/01/21	230	215,998

Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(d)	5.00%	11/01/36	1,000	1,043,990

Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/37	250	281,430

Triborough Bridge & Tunnel Authority; Series 2008, General Purpose RB	4.75%	11/15/29	200	221,676

Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/30	1,250	1,361,462

TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/42	540	388,255

Ulster (County of) Resource Recovery Agency; Series 2002, Ref. Solid Waste System RB (INS–AMBAC)(a)	5.25%	03/01/18	1,000	1,038,430

United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/25	1,000	1,137,890

Series 2009 A, Ref. RB	5.00%	07/01/26	810	916,256

Upper Mohawk Valley Regional Water Finance Authority; Series 2000, RB (INS–AMBAC)(a)	5.75%	04/01/20	80	80,311

Utica (City of) Industrial Development Agency (Utica College); Series 1998 A, RB	5.75%	08/01/28	280	280,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen New York Tax Free Income Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

Westchester (County of) Industrial Development Agency (Guiding Eyes For The Blind, Inc.); Series 2004, Civic Facility RB	5.38%	08/01/24	$1,000	$1,050,530

Westchester Tobacco Asset Securitization Corp.; Series 2005, Tobacco Settlement Asset-Backed RB	5.13%	06/01/45	1,250	960,688

Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/40	1,000	1,007,190

				157,729,854

Puerto Rico–6.73%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	1,300	1,402,323

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.50%	07/01/21	1,000	1,131,580

Series 2008 WW, RB	5.25%	07/01/33	1,000	1,058,700

Series 2010 XX, RB	5.75%	07/01/36	500	548,670

Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB(f)	5.50%	07/01/15	1,535	1,730,881

Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(a)	5.50%	07/01/27	675	762,804

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, CAB RB(b)	0.00%	08/01/34	1,000	301,070

First Subseries 2010 A, RB	5.38%	08/01/39	530	573,624

Series 2011 C, RB	5.00%	08/01/40	3,500	3,796,730

				11,306,382

Virgin Islands–2.07%
Virgin Islands (Government of) Public Finance Authority (Gross Receipts Taxes Loan Note); Series 1999 A, RB	6.38%	10/01/19	915	917,480

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	845	967,491

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	1,000	1,054,570

Virgin Islands (Government of) Water & Power Authority; Series 2007 A, Electric System RB	5.00%	07/01/22	500	526,005

				3,465,546

Guam–1.96%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	135	144,430

Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,331,450

Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	450	456,741

Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	740	743,115

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.25%	01/01/36	550	611,826

				3,287,562

TOTAL INVESTMENTS(m)–104.68% (Cost $163,976,291)				175,789,344

FLOATING RATE NOTE OBLIGATIONS–(6.66%)
Notes with interest rates ranging from 0.13% to 0.26% at 02/29/2012 and contractual maturities of collateral ranging from 01/15/27 to 07/01/44 (See Note 1K)(n)				(11,175,000)

OTHER ASSETS LESS LIABILITIES–1.98%				3,323,393

NET ASSETS–100.00%				$167,937,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen New York Tax Free Income Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1K.
(d)	Security subject to the alternative minimum tax.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Positions in an inverse floating rate municipal obligation has a total value of $1,206,360 which represents 0.72% of net assets.
(k)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $4,426,786, which represented 2.64% of the Fund’s Net Assets.
(l)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 29, 2012 represented less than 1% of the Fund’s Net Assets.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage

National Public Finance Guarantee Corp.	5.7%

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 29, 2012. At February 29, 2012, the Fund’s investments with a value of $18,622,877 are held by Dealer Trusts and serve as collateral for the $11,175,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen New York Tax Free Income Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $163,976,291)	$175,789,344

Cash	1,730,473

Receivable for:
Investments sold	20,000

Fund shares sold	191,528

Interest	1,843,453

Investment for trustee deferred compensation and retirement plans	8,967

Other assets	4,722

Total assets	179,588,487

Liabilities:
Floating rate note obligations	11,175,000

Payable for:
Fund shares reacquired	42,345

Dividends	218,382

Accrued fees to affiliates	58,607

Accrued other operating expenses	79,154

Trustee deferred compensation and retirement plans	77,262

Total liabilities	11,650,750

Net assets applicable to shares outstanding	$167,937,737

Net assets consist of:
Shares of beneficial interest	$163,448,485

Undistributed net investment income	415,289

Undistributed net realized gain (loss)	(7,739,090)

Unrealized appreciation	11,813,053

$167,937,737

Net Assets:
Class A	$137,064,448

Class B	$5,548,755

Class C	$18,532,512

Class Y	$6,792,022

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	8,505,105

Class B	343,635

Class C	1,151,153

Class Y	421,885

Class A:
Net asset value per share	$16.12

Maximum offering price per share
(Net asset value of $16.12 divided by 95.25%)	$16.92

Class B:
Net asset value and offering price per share	$16.15

Class C:
Net asset value and offering price per share	$16.10

Class Y:
Net asset value and offering price per share	$16.10

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen New York Tax Free Income Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$7,526,029

Expenses:
Advisory fees	664,228

Administrative services fees	50,000

Custodian fees	8,382

Distribution fees:

Class A	282,480

Class B	2,666

Class C	170,154

Interest, facilities and maintenance fees	52,851

Transfer agent fees	75,370

Trustees’ and officers’ fees and benefits	27,476

Other	98,880

Total expenses	1,432,487

Less: Fees waived	(353,313)

Net expenses	1,079,174

Net investment income	6,446,855

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(538,121)

Change in net unrealized appreciation of investment securities	13,449,220

Net realized and unrealized gain	12,911,099

Net increase in net assets resulting from operations	$19,357,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen New York Tax Free Income Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period October 1, 2010 through February 28, 2011 and the year ended September 30, 2010

		Five months
	Year ended	ended	Year ended
	February 29,	February 28,	September 30,
	2012	2011	2010

Operations:
Net investment income	$6,446,855	$1,862,970	$4,421,200

Net realized gain (loss)	(538,121)	(334,685)	(14,391)

Change in net unrealized appreciation (depreciation)	13,449,220	(6,985,129)	2,445,562

Net increase (decrease) in net assets resulting from operations	19,357,954	(5,456,844)	6,852,371

Distributions to shareholders from net investment income:
Class A	(5,216,937)	(1,378,184)	(3,301,571)

Class B	(282,032)	(135,603)	(439,089)

Class C	(662,947)	(291,493)	(739,006)

Class Y	(242,433)	(206)	(161)

Total distributions from net investment income	(6,404,349)	(1,805,486)	(4,479,827)

Share transactions–net:
Class A	59,962,476	(2,597,582)	250,395

Class B	(2,211,373)	(1,150,024)	(2,951,957)

Class C	221,718	(1,017,728)	(840,554)

Class Y	6,362,303	41	10,161

Net increase (decrease) in net assets resulting from share transactions	64,335,124	(4,765,293)	(3,531,955)

Net increase (decrease) in net assets	77,288,729	(12,027,623)	(1,159,411)

Net assets:
Beginning of year	90,649,008	102,676,631	103,836,042

End of year (includes undistributed net investment income of $415,289, $202,476 and $144,992, respectively)	$167,937,737	$90,649,008	$102,676,631

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen New York Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide investors with a high level of current income which is exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size

17        Invesco Van Kampen New York Tax Free Income Fund

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

18        Invesco Van Kampen New York Tax Free Income Fund

J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.47%

Over $500 million	0.445%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.78%, 1.53%, 1.53% and 0.53% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

19        Invesco Van Kampen New York Tax Free Income Fund

  In addition, the Advisor has contractually agreed through at least June 30, 2012, to waive advisory fees equal to 0.25% of the Fund’s average daily net assets.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $353,313.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees. Class B distribution fees were reduced by $12,870 during the period.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $12,113 in front-end sales commissions from the sale of Class A shares and $14,157, $13,736 and $701 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$175,789,344	$—	$175,789,344

20        Invesco Van Kampen New York Tax Free Income Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,049 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 29, 2012 were $7,060,385 and 0.75%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the year ended February 29, 2012, the period October 1, 2010 to February 28, 2011 and the year ended September 30, 2010:

		Five months
	Year ended	ended	Year ended
	February 29,	February 28,	September 30,
	2012	2011	2010

Ordinary income	$—	$—	$26,418

Tax-exempt income	6,404,349	1,805,486	4,453,409

Total distributions	$6,404,349	$1,805,486	$4,479,827

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$159,029

Net unrealized appreciation — investments	11,906,069

Temporary book/tax differences	(76,316)

Post-October deferrals	(598,685)

Capital loss carryforward	(6,900,845)

Shares of beneficial interest	163,448,485

Total net assets	$167,937,737

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to book to tax accretion and amortization differences and TOBs.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

21        Invesco Van Kampen New York Tax Free Income Fund

  The Fund utilized $279,486 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2017	$2,489,228	$—	$2,489,228

February 28, 2018	3,515,499	—	3,515,499

February 28, 2019	896,118	—	896,118

	$6,900,845	$—	$6,900,845

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco New York Tax-Free Income Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $20,125,674 and $17,612,950, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,419,491

Aggregate unrealized (depreciation) of investment securities	(1,513,422)

Net unrealized appreciation of investment securities	$11,906,069

Cost of investments for tax purposes is $163,883,275.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond discounts and taxable income, on February 29, 2012, undistributed net investment income was increased by $14,525, undistributed net realized gain (loss) was decreased by $1,978 and shares of beneficial interest was decreased by $12,547. Further, as a result of tax deferrals acquired in the reorganization of Invesco New York Tax-Free Income Fund into the Fund, undistributed net investment income was increased by $155,782, undistributed net realized gain (loss) was decreased by $1,570,822 and shares of beneficial interest was increased by $1,415,040. These reclassifications had no effect on the net assets of the Fund.

22        Invesco Van Kampen New York Tax Free Income Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Five months ended		Year ended
	February 29, 2012(a)		February 28, 2011		September 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	767,412	$12,196,212	125,480	$1,899,145	624,239	$9,585,179

Class B	6,454	99,553	9,548	148,390	65,009	989,456

Class C	149,905	2,330,789	24,890	365,262	122,330	1,870,602

Class Y	434	31,994	—	—	648	10,000

Issued as reinvestment of dividends:
Class A	212,489	3,147,601	54,265	811,310	161,342	2,473,042

Class B	12,440	187,695	5,836	86,939	23,431	356,965

Class C	26,809	395,403	12,032	179,746	35,975	550,733

Class Y	10,341	153,118	3	41	10	161

Automatic conversion of Class B shares to Class A shares:
Class A	98,022	1,499,505	62,203	928,542	108,782	1,673,533

Class B	(98,131)	(1,499,505)	(62,546)	(928,542)	(109,306)	(1,673,533)

Issued in connection with acquisitions:(b)
Class A	4,030,206	60,821,743	—	—	—	—

Class Y	464,211	6,997,416	—	—	—	—

Reacquired:
Class A	(1,161,956)	(17,702,585)	(418,300)	(6,236,579)	(881,321)	(13,481,359)

Class B	(65,543)	(999,116)	(31,048)	(456,811)	(172,560)	(2,624,845)

Class C	(165,314)	(2,504,474)	(105,375)	(1,562,736)	(213,484)	(3,261,889)

Class Y	(53,762)	(820,225)	—	—	—	—

Net increase (decrease) in share activity	4,234,017	$64,335,124	(323,012)	$(4,765,293)	(234,905)	$(3,531,955)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliated including but not limited to services such as, securities brokerage, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all of the net assets of Invesco New York Tax-Free Income Fund (the “Target Fund”), pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 4,494,417 shares of the Fund for 6,361,658 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Class A and Class Y shares of the Target Fund were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on June 3, 2011. Class B and Class C Shares of the Target Fund were exchanged for Class A Shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on June 3, 2011. The Target Fund’s net assets at that date of $67,819,159, including $2,215,285 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $89,339,574 and $157,158,733 immediately after the acquisition.
The pro forma results of operation for the year ended February 29, 2012 assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$7,236,219
Net realized/unrealized gains	14,980,917

Change in net assets resulting from operations	$22,217,136
The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

23        Invesco Van Kampen New York Tax Free Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

																		Ratio of
																		expenses
												Ratio of		Ratio of				to average net
			Net gains									expenses		expenses				assets with
			(losses) on									to average		to average net		Ratio of net		fee waiver
	Net asset		securities		Dividends	Distributions						net assets		assets without		investment		(excluding interest,
	value,	Net	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income		facilities and
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		maintenance		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		fees)(b)		turnover(c)

Class A
Year ended 02/29/12	$14.66	$0.71	$1.46	$2.17	$(0.71)	$—	$(0.71)	$16.12	15.16	%(d)	$137,064	0.69	%(e)	0.94	%(e)	4.64	%(e)	0.65	%(e)	18%
Period ended 02/28/11	15.78	0.30	(1.12)	(0.82)	(0.30)	—	(0.30)	14.66	(5.25	)(d)	66,813	0.68	(f)	0.93	(f)	4.86	(f)	0.66	(f)	10
Year ended 09/30/10	15.40	0.70	0.39	1.09	(0.71)	—	(0.71)	15.78	7.32	(d)	74,722	0.76		1.01		4.59		0.73		18
Year ended 09/30/09	14.31	0.70	1.10	1.80	(0.71)	—	(0.71)	15.40	13.24	(g)	72,726	0.84		1.09		5.06		0.78		32
Year ended 09/30/08	16.01	0.69	(1.66)	(0.97)	(0.71)	(0.02)	(0.73)	14.31	(6.32	)(g)	74,376	0.89		1.14		4.44		0.73		34
Year ended 09/30/07	16.47	0.67	(0.43)	0.24	(0.68)	(0.02)	(0.70)	16.01	1.34	(g)	82,261	0.81		1.06		4.12		0.72		13

Class B
Year ended 02/29/12	14.62	0.74	1.47	2.21	(0.68)	—	(0.68)	16.15	15.49	(d)(h)	5,549	0.48	(e)(h)	0.73	(e)(h)	4.85	(e)(h)	0.44	%(e)(h)	18
Period ended 02/28/11	15.70	0.30	(1.13)	(0.83)	(0.25)	—	(0.25)	14.62	(5.30	)(d)(h)	7,143	0.77	(f)(h)	1.02	(f)(h)	4.77	(f)(h)	0.75	(f)(h)	10
Year ended 09/30/10	15.35	0.62	0.39	1.01	(0.66)	—	(0.66)	15.70	6.76	(d)(h)	8,895	1.26	(h)	1.51	(h)	4.09	(h)	1.23	(h)	18
Year ended 09/30/09	14.27	0.69	1.09	1.78	(0.70)	—	(0.70)	15.35	13.13	(i)(j)	11,666	0.92	(i)	1.17	(i)	4.99	(i)	0.86	(i)	32
Year ended 09/30/08	15.97	0.70	(1.65)	(0.95)	(0.73)	(0.02)	(0.75)	14.27	(6.22	)(i)(j)	15,016	0.81	(i)	1.06	(i)	4.52	(i)	0.65	(i)	34
Year ended 09/30/07	16.43	0.60	(0.43)	0.17	(0.61)	(0.02)	(0.63)	15.97	0.95	(i)(j)	20,512	1.23	(i)	1.48	(i)	3.69	(i)	1.14	(i)	13

Class C
Year ended 02/29/12	14.64	0.59	1.46	2.05	(0.59)	—	(0.59)	16.10	14.33	(d)	18,533	1.44	(e)	1.69	(e)	3.89	(e)	1.40	%(e)	18
Period ended 02/28/11	15.77	0.25	(1.13)	(0.88)	(0.25)	—	(0.25)	14.64	(5.62	)(d)	16,684	1.43	(f)	1.68	(f)	4.11	(f)	1.41	(f)	10
Year ended 09/30/10	15.39	0.59	0.38	0.97	(0.59)	—	(0.59)	15.77	6.50	(d)	19,049	1.51		1.76		3.84		1.48		18
Year ended 09/30/09	14.29	0.61	1.10	1.71	(0.61)	—	(0.61)	15.39	12.51	(i)(k)	19,444	1.50	(i)	1.75	(i)	4.40	(i)	1.44	(i)	32
Year ended 09/30/08	15.99	0.58	(1.67)	(1.09)	(0.59)	(0.02)	(0.61)	14.29	(7.04	)(k)	18,644	1.64		1.89		3.70		1.48		34
Year ended 09/30/07	16.45	0.55	(0.43)	0.12	(0.56)	(0.02)	(0.58)	15.99	0.66	(i)(k)	18,912	1.55	(i)	1.80	(i)	3.37	(i)	1.46	(i)	13

Class Y(l)
Year ended 02/29/12	14.64	0.76	1.45	2.21	(0.75)	—	(0.75)	16.10	15.46	(d)	6,792	0.44	(e)	0.69	(e)	4.89	(e)	0.40	%(e)	18
Period ended 02/28/11	15.78	0.32	(1.15)	(0.83)	(0.31)	—	(0.31)	14.64	(5.27	)(d)	10	0.43	(f)	0.68	(f)	5.11	(f)	0.41	(f)	10
Year ended 09/30/10	15.44	0.25	0.34	0.59	(0.25)	—	(0.25)	15.78	3.83	(d)	10	0.51	(f)	0.76	(f)	4.77	(f)	0.73	(f)	18

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $61,546,396 and sold of $9,539,859 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco New York Tax-Free Income Fund into the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $112,992, $6,309, $17,015 and $5,009 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.04%, 0.33% and 0.75% for the year ended February 29, 2012, period ended February 28, 2011 and the year ended September 30, 2010, respectively.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

24        Invesco Van Kampen New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen New York Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen New York Tax Free Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

25        Invesco Van Kampen New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2,3]	(02/29/12)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,033.00	$3.44	$1,021.48	$3.42	0.68%

B	1,000.00	1,035.60	3.44	1,021.48	3.42	0.68

C	1,000.00	1,031.80	7.22	1,017.75	7.17	1.43

Y	1,000.00	1,033.40	2.17	1,022.73	2.16	0.43

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.
[3]	The annualized expense ratio for Class B shares has been restated to reflect estimated 12b-1 on-going expenses for the current fiscal year. The annualized expense ratio, the actual expenses paid during the period and the hypothetical expenses paid during the period prior to restatement were 0.15%, $0.76 and $0.75, respectively.

26        Invesco Van Kampen New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	99.77%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Van Kampen New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen New York Tax Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Van Kampen New York Tax Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen New York Tax Free Income Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen New York Tax Free Income Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-NYTFI-AR-1                         Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2012	Fees Billed for	year end 2011
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2012	Requirement(1)	fiscal year end 2011	Requirement(1)
Audit Fees	$222,800	N/A	$48,035	N/A
Audit-Related Fees(2)	$12,750	0%	$0	0%
Tax Fees(3)	$72,000	0%	$21,500	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$307,550	0%	$169,535	0%
PWC billed the Registrant aggregate non-audit fees of $84,750 for the fiscal year ended 2012, and $21,500 for the fiscal year ended 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2012 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2012 That Were	Provided for fiscal year	2011 That Were	Provided for fiscal year
	Required	end 2012 Pursuant to	Required	end 2011 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2012, and $0 for the fiscal year ended 2011, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	May 7, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.